Filed electronically with the Securities and Exchange Commission on
                               November 26, 2008

                                                                File No. 2-81549
                                                              File No. 811-03657

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                ACT OF 1933                             |__|
                        Pre-Effective Amendment No.                     |__|
                       Post-Effective Amendment No. 45                  |X|
                                                    --
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940                   |__|

                              Amendment No. 45                          |X|
                                            --


                        DWS State Tax-Free Income Series
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)


                       345 Park Avenue, New York, NY 10154
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (617) 295-1000
                                                           --------------

                                  John Millette
                       One Beacon Street, Boston, MA 02108
                       -----------------------------------
                    (Name and Address of Agent for Service)

                            Copy to: David A. Sturms
                               Vedder, Price P.C.
                 222 N. LaSalle Street, Chicago, Illinois 60601

It is proposed that this filing will become effective (check appropriate box):

|__|  Immediately upon filing pursuant to paragraph (b)
|_x_|  On December 1, 2008 pursuant to paragraph (b)
|__|  60 days after filing pursuant to paragraph (a)(1)
|__|  On ________________ pursuant to paragraph (a)(1)
|__|  75 days after filing pursuant to paragraph (a)(2)
|__|  On ___________ pursuant to paragraph (a)(2) of Rule 485

  If appropriate, check the following box:

|__| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This post-effective amendment contains the prospectuses and statements of additional information relating to the following series of the Registrant:

o  DWS California Tax-Free Income Fund - Classes A, B, C and S
o  DWS New York Tax-Free Income Fund - Classes A, B, C and S

                                DECEMBER 1, 2008








                                   PROSPECTUS
                              ------------------
                               CLASSES A, B AND C

                      DWS CALIFORNIA TAX-FREE INCOME FUND


                       DWS NEW YORK TAX-FREE INCOME FUND


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                                                 RESHAPING INVESTING. [DWS Logo]
                                                             Deutsche Bank Group

CONTENTS





HOW EACH FUND WORKS
  4      DWS California Tax-Free
         Income Fund
 13      DWS New York Tax-Free
         Income Fund
 22      Other Policies and Risks
 23      Who Manages and Oversees
         the Funds
 26      Financial Highlights


HOW TO INVEST IN THE FUNDS
 34      Choosing a Share Class
 40      How to Buy Class A, B and C
         Shares
 41      How to Exchange or Sell
         Class A, B and C Shares
 44      Policies You Should Know
         About
 56      Understanding Distributions
         and Taxes
 60      Appendix

HOW EACH FUND WORKS

On the next few pages, you'll find information about each fund's investment objective, the main strategies each uses to pursue that objective and the main risks that could affect performance.


Whether you are considering investing in a fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

CLASSES A, B AND C shares are generally intended for investors seeking the advice and assistance of a financial advisor.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.


You can find DWS prospectuses on the Internet at WWW.DWS-INVESTMENTS.COM (the Web site does not form a part of this prospectus).

                                          Class A    Class B    Class C
  ticker symbol                           KCTAX      KCTBX      KCTCX
    fund number                           009        209        309

    DWS CALIFORNIA TAX-FREE INCOME FUND



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks a high level of current income that is exempt from California state and federal income taxes.


            Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities whose income is free from regular federal and California state income tax. The fund may invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT).


            The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenue from a particular source) and general obligation bonds (which are typically backed by the issuer's ability to levy taxes). Municipal securities may also include industrial development bonds, municipal lease obligations and investments representing an interest therein.

            The portfolio managers look for securities that appear to offer the best total return potential. In making their buy and sell decisions, the managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements and yield levels across varying maturities to characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.


            Although the managers may adjust the fund's duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Barclays Capital Municipal Bond Index, generally between five and nine years.



4 | DWS California Tax-Free Income Fund

            In addition, they may use various types of derivative instruments (instruments whose value is based on, for example, indexes, commodities or securities) for hedging purposes or to enhance return. Such instruments may include inverse floaters, futures contracts, interest rate swaps and other over-the-counter derivatives.

            CREDIT QUALITY POLICIES. Normally at least 90% of the fund's municipal securities are in the top four grades of credit quality. Up to 10% of the fund's municipal securities may be high yield bonds (commonly referred to as "junk" bonds), which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields but have higher volatility and higher risk of default on payments.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


            INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the duration of the fund's securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities and may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, thereby reducing the value of such a security.

            CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/ or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (those rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some





THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for California investors who are in a moderate to high income tax bracket and who are interested in a long-term investment that seeks to generate tax-free income.

                                        DWS California Tax-Free Income Fund  | 5
            cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. Industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality. In addition, certain municipal lease obligations may be considered illiquid and thus more likely to default or become difficult to sell because they carry limited credit backing.

            FOCUSED INVESTING RISK. The fact that the fund focuses on investments in the state of California increases risk, because factors affecting the state, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner. For example, California laws regarding the imposition of new taxes could make it hard to raise taxes in order to meet obligations or the state's economy could be hurt by natural disasters. California could also face severe fiscal difficulties, for example, an economic downturn, increased expenditures on domestic security or reduced monetary support from the federal government. Over time, these issues may impair the state's ability to repay its obligations.

            As of November 11, 2008, the S&P rating of California's general obligation bonds was "A+," Moody's rating was "A1" and Fitch's rating was "A+." Should the financial condition of California deteriorate, its credit ratings could be downgraded, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected. For more information, see the Statement of Additional Information, under "State Specific Risk Factors."



6 | DWS California Tax-Free Income Fund

            MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the fund by reducing the relative attractiveness of debt securities as an investment. Also, to the extent that the fund emphasizes debt securities from any given state or region, it could be hurt if that state or region does not do well.


            NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.


            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


            TAX RISK. Although the fund intends to invest primarily in securities the interest on which is exempt from federal income tax, the Internal Revenue Service (the "IRS") has generally not ruled on the taxability of the securities. An assertion of taxability by the IRS could affect the taxability of income, a fund's and shareholder's income tax liability for the current or past years and could create liability for information reporting penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.


                                        DWS California Tax-Free Income Fund  | 7

            FOR INFORMATION CONCERNING IMPORTANT TAX CONSEQUENCES of an investment in the fund, please see "Understanding Distributions and Taxes."

            Other factors that could affect performance include:


            - portfolio management could be wrong in the analysis of municipal credits, economic trends, the relative attractiveness of different securities or other matters.



            - political or legal actions could change the way the fund's dividends are treated for income tax purposes.


            - at times, market conditions might make it hard to value some investments or to get an attractive price for them; this risk is generally greater for junk bonds than for investment-grade bonds.

8 | DWS California Tax-Free Income Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the performance of the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads on fund performance. The performance of the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The table shows returns for Class A shares on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS California Tax-Free Income Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - CLASS A (Results do not reflect sales loads; if they did, total returns would be lower than those shown.)




 6.02      -3.70     12.97       2.73     10.00       4.16      3.73      3.48      4.33      2.70
1998      1999       2000       2001      2002       2003      2004      2005      2006      2007







2008 TOTAL RETURN AS OF SEPTEMBER 30: -4.52%
FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 6.11%, Q3 2002                 WORST QUARTER: -2.60%, Q2 1999




                                        DWS California Tax-Free Income Fund  | 9

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007 (Fund returns include the effects of maximum sales load.)




                                               1 YEAR       5 YEARS      10 YEARS
 CLASS A
   Return before Taxes                           -1.92        2.73         4.09
   Return after Taxes on Distributions           -1.92        2.73         4.03
   Return after Taxes on Distributions
   and Sale of Fund Shares                       0.08*        2.94*        4.10*
 CLASS B (Return before Taxes)                   -1.15        2.74         3.76
 CLASS C (Return before Taxes)                   1.75         2.88         3.68
 BARCLAYS CAPITAL MUNICIPAL BOND
 INDEX (reflects no deductions for fees,
 expenses or taxes)                              3.36         4.30         5.18



     Total returns would have been lower if operating expenses hadn't been reduced.


 * Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for Class A shares for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.


 The BARCLAYS CAPITAL MUNICIPAL BOND INDEX (name changed from Lehman Brothers Municipal Bond Index effective November 3, 2008) is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.



--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-investments.com.



--------------------------------------------------------------------------------

Return information assumes that fund shares were sold at the end of the period.


RETURN AFTER TAXES ON DISTRIBUTIONS reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.


RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.



10 | DWS California Tax-Free Income Fund

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.



FEE TABLE                                        CLASS A         CLASS B      CLASS C
 SHAREHOLDER FEES, paid directly from your investment
_________________________________________________________________________________________
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)             4.50%1         None         None
 Maximum Contingent Deferred Sales
 Charge (Load) (as % of redemption
 proceeds)                                       None2             4.00        1.00
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds)3                            2.00             2.00        2.00
 ANNUAL OPERATING EXPENSES, deducted from fund assets
_________________________________________________________________________________________
 Management Fee                                   0.43  %          0.43%       0.43%
 Distribution/Service (12b-1) Fees                0.21             1.00        1.00
 Interest Expense4                                0.49             0.49        0.49
 Other Expenses5                                  0.22             0.23        0.21
 TOTAL ANNUAL OPERATING EXPENSES6                 1.35             2.15        2.13



1   Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").

2   The redemption of shares purchased at net asset value under the Large Order
   NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 0.85% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

3   This fee is charged on applicable redemptions or exchanges. Please see
   "Policies about transactions" for further information.

4   Interest expense relates to the fund's liability with respect to floating rate notes held by third parties in conjunction with certain inverse floater securities transactions. However, the accounting treatment for such transactions includes an offsetting interest income item, and accordingly has no impact to net investment income, total return or net asset value.


5   "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.

6   Through September 30, 2009, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total annual operating expenses at 1.62% for both Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2009, the Advisor has committed to review the continuance of waiver/
     expense reimbursement arrangements by September 30, 2009.


                                       DWS California Tax-Free Income Fund  | 11

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR      3 YEARS      5 YEARS      10 YEARS
 EXPENSES, assuming you sold your shares at the end of each period
_________________________________________________________________________
 Class A shares         $581         $858       $1,156       $2,001
 Class B shares*         618          973        1,354        2,093
 Class C shares          316          667        1,144        2,462
 EXPENSES, assuming you kept your shares
_________________________________________________________________________
 Class A shares         $581         $858       $1,156       $2,001
 Class B shares*         218          673        1,154        2,093
 Class C shares          216          667        1,144        2,462




* Reflects conversion of Class B to Class A shares, which pay lower fees. Conversion occurs six years after purchase.


12 | DWS California Tax-Free Income Fund

                                        Class A    Class B    Class C
  ticker symbol                         KNTAX      KNTBX      KNTCX
    fund number                         026        226        326

    DWS NEW YORK TAX-FREE INCOME FUND



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks a high level of current income that is exempt from New York State and New York City personal income taxes and federal income taxes.

            Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose income is free from regular federal and New York State personal income tax. In addition, the fund invests at least 65% of net assets in municipal securities and other securities that are exempt from New York City personal income taxes. The fund may invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax
            (AMT).

            The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenue from a particular source) and general obligation bonds (which are typically backed by the issuer's ability to levy taxes). They may also include industrial development bonds, municipal lease obligations and investments representing an interest therein.

            The portfolio managers look for securities that appear to offer the best total return potential. In making their buy and sell decisions, the managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements and yield levels across varying maturities to characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.


            Although the managers may adjust the fund's duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Barclays Capital Municipal Bond Index, generally between five and nine years.



                                         DWS New York Tax-Free Income Fund  | 13

            In addition, they may use various types of derivative instruments (instruments whose value is based on, for example, indexes, commodities or securities) for hedging purposes or to enhance return. Such instruments may include inverse floaters, futures contracts, interest rate swaps and other over-the-counter derivatives.

            CREDIT QUALITY POLICIES. Normally at least 90% of the fund's municipal securities are in the top four grades of credit quality. Up to 10% of the fund's municipal securities may be high yield bonds (commonly referred to as "junk" bonds), which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields but have higher volatility and higher risk of default on payments.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


            INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the duration of the fund's securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities and may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, thereby reducing the value of such a security.

            CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/ or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (those rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for New York investors who are interested in a long term investment that seeks to generate tax-free income.



14 | DWS New York Tax-Free Income Fund
            cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. Industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality. In addition, certain municipal lease obligations may be considered illiquid and thus more likely to default or become difficult to sell because they carry limited credit backing.

            FOCUSED INVESTING RISK. The fact that the fund focuses on investments in New York State and New York City increases risk, because factors affecting the state or city, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner. For example, a downturn in the financial industry could bring on a fiscal crisis in New York City, which has experienced such crises before. New York State could also face severe fiscal difficulties, for example, an economic downturn, increased expenditures on domestic security or reduced monetary support from the federal government. Over time, these issues may have the ability to impair the state's ability to repay its obligations.


            The fund's ability to achieve its investment goal depends upon the ability of the issuers of New York municipal securities to repay their debt. New York State and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers. For example, the New York economy was particularly hard hit in recent years following the September 11, 2001 attacks, international tensions and financial service industry scandals.


            As of November 12, 2008, the S&P rating of New York State's general obligation bonds was "AA," Moody's rating was "Aa3" and Fitch's rating was "AA-." Should the financial condition of New York State deteriorate, its credit ratings could be downgraded, and the market value and marketability of all outstanding notes and bonds issued by New York State, its public authorities or local governments could be adversely affected. For more information, see the Statement of Additional Information, under "State Specific Risk Factors."



                                         DWS New York Tax-Free Income Fund  | 15

            MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the fund by reducing the relative attractiveness of debt securities as an investment. Also, to the extent that the fund emphasizes debt securities from any given state or region, it could be hurt if that state or region does not do well.


            NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.


            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


            TAX RISK. Although the fund intends to invest primarily in securities the interest on which is exempt from federal income tax, the Internal Revenue Service (the "IRS") has generally not ruled on the taxability of the securities. An assertion of taxability by the IRS could affect the taxability of income, a fund's and shareholder's income tax liability for the current or past years and could create liability for information reporting penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.


16 | DWS New York Tax-Free Income Fund

            FOR INFORMATION CONCERNING IMPORTANT TAX CONSEQUENCES of an investment in the fund, please see "Understanding Distributions and Taxes."

            Other factors that could affect performance include:


            - portfolio management could be wrong in the analysis of municipal credits, economic trends, the relative attractiveness of different securities or other matters.



            - political or legal actions could change the way the fund's dividends are treated for income tax purposes.


            - at times, market conditions might make it hard to value some investments or to get an attractive price for them; this risk is generally greater for junk bonds than for investment-grade bonds.

                                         DWS New York Tax-Free Income Fund  | 17

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the performance of the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads on fund performance. The performance of the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The table shows returns for Class A shares on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS New York Tax-Free Income Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - CLASS A (Results do not reflect sales loads; if they did, total returns would be lower than those shown.)




 6.00      -4.15     12.10       3.74     10.11       4.61      2.69      2.77      4.40     2.67
1998      1999       2000       2001      2002       2003      2004      2005      2006      2007







2008 TOTAL RETURN AS OF SEPTEMBER 30: -4.81%
FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 5.51%, Q3 2002                 WORST QUARTER: -2.62%, Q2 1999




18 | DWS New York Tax-Free Income Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007 (Fund returns include the effects of maximum sales load.)




                                               1 YEAR       5 YEARS      10 YEARS
 CLASS A
   Return before Taxes                          -1.95         2.48         3.93
   Return after Taxes on Distributions          -1.95         2.43         3.85
   Return after Taxes on Distributions
   and Sale of Fund Shares                      -0.05*        2.66*        3.92*
 CLASS B (Return before Taxes)                  -1.10         2.55         3.63
 CLASS C (Return before Taxes)                  1.86          2.68         3.62
 BARCLAYS CAPITAL MUNICIPAL BOND
 INDEX (reflects no deductions for fees,
 expenses or taxes)                             3.36          4.30         5.18



     Total returns would have been lower if operating expenses hadn't been reduced.


 * Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for Class A shares for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.


 The BARCLAYS CAPITAL MUNICIPAL BOND INDEX (name changed from Lehman Brothers Municipal Bond Index effective November 3, 2008) is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.



--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-investments.com.



--------------------------------------------------------------------------------

Return information assumes that fund shares were sold at the end of the period.


RETURN AFTER TAXES ON DISTRIBUTIONS reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.


RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.



                                         DWS New York Tax-Free Income Fund  | 19

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.



FEE TABLE                                        CLASS A         CLASS B      CLASS C
 SHAREHOLDER FEES, paid directly from your investment
_________________________________________________________________________________________
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)             4.50%1         None         None
 Maximum Contingent Deferred Sales
 Charge (Load) (as % of redemption
 proceeds)                                       None2             4.00        1.00
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds)3                            2.00             2.00        2.00
 ANNUAL OPERATING EXPENSES, deducted from fund assets
_________________________________________________________________________________________
 Management Fee                                   0.44  %          0.44%       0.44%
 Distribution/Service (12b-1) Fee                 0.20             0.99        1.00
 Interest Expense4                                0.45             0.45        0.45
 Other Expenses5                                  0.25             0.31        0.26
 TOTAL ANNUAL OPERATING EXPENSES                  1.34             2.19        2.15
 Less Fee Waiver/Expense
 Reimbursement6                                   0.03             0.13        0.09
 NET ANNUAL OPERATING EXPENSES6                   1.31             2.06        2.06



1   Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").

2   The redemption of shares purchased at net asset value under the Large Order
   NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 0.85% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

3   This fee is charged on applicable redemptions or exchanges. Please see
   "Policies about transactions" for further information.

4   Interest expense relates to the fund's liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions. However, the accounting treatment for such transactions includes an offsetting interest income item, and accordingly has no impact to net investment income, total return or net asset value.


5   "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.

6   Through November 30, 2009, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total annual operating expenses at 0.86%, 1.61% and 1.61% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.



20 | DWS New York Tax-Free Income Fund

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.




EXAMPLE                1 YEAR      3 YEARS      5 YEARS      10 YEARS
 EXPENSES, assuming you sold your shares at the end of each period
_________________________________________________________________________
 Class A shares         $577         $853       $1,148       $1,988
 Class B shares*         609          973        1,363        2,100
 Class C shares          309          664        1,146        2,476
 EXPENSES, assuming you kept your shares
_________________________________________________________________________
 Class A shares         $577         $853       $1,148       $1,988
 Class B shares*         209          673        1,163        2,100
 Class C shares          209          664        1,146        2,476




* Reflects conversion of Class B to Class A shares, which pay lower fees. Conversion occurs six years after purchase.


                                         DWS New York Tax-Free Income Fund  | 21

OTHER POLICIES AND RISKS

           While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, each fund's Board could change a fund's investment objective without seeking shareholder approval. However, each fund's policy of investing at least 80% of net assets, determined at the time of purchase, in municipal securities exempt from regular federal income tax and state income tax of the named state cannot be changed without shareholder approval.


           - As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market securities or other short-term bonds that offer comparable levels of risk. This could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions. Temporary investments may be taxable.

           - Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit a fund.



           For more information

           This prospectus doesn't tell you about every policy or risk of investing in each fund.

           If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


           Keep in mind that there is no assurance that a fund will achieve its objective.



22 | Other Policies and Risks

           A complete list of each fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. Each fund's Statement of Additional Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUNDS


           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for each fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


           DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


                                        Who Manages and Oversees the Funds  | 23

           MANAGEMENT FEE. The Advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets.



FUND NAME                                             FEE PAID
           DWS California Tax-Free Income Fund         0.50  %
           DWS New York Tax-Free Income Fund            0.52%*



           * Reflects the effects of expense limitations and/or fee waivers then in effect.



           On March 31, 2008 and August 15, 2008, shareholders of DWS California Tax-Free Income Fund and DWS New York Tax-Free Income Fund, respectively, approved an amended and restated investment management agreement (an "Amended Management Agreement") with the Advisor. Pursuant to an Amended Management Agreement, the Advisor provides continuous investment management of the assets of a fund.

           Effective May 1, 2008 and September 1, 2008, DWS California Tax-Free Income Fund and DWS New York Tax-Free Income Fund, respectively, pay the Advisor under an Amended Management Agreement a fee, calculated daily and paid monthly, at the annual rate of 0.450% of the fund's average daily net assets up to $250 million, 0.420% of the next $750 million, 0.400% of the next $1.5 billion, 0.380% of the next $2.5 billion, 0.350% of the next $2.5 billion, 0.330% of the next $2.5 billion, 0.310% of the next $2.5 billion and 0.300% thereafter.


           A discussion regarding the basis for the Board's approval of each fund's investment management agreement is contained in the most recent shareholder reports for the semi-annual period ended February 28 (see "Shareholder reports" on the back cover).


           Under a separate administrative services agreement between each fund and the Advisor, each fund pays the Advisor a fee for providing most of each fund's administrative services.



24 | Who Manages and Oversees the Funds

Portfolio management

Each fund is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. The team is led by co-lead portfolio managers who are responsible for developing the fund's investment strategy. Each portfolio manager on the team has authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of each fund:

DWS CALIFORNIA TAX-FREE INCOME FUND

Philip G. Condon
Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1983 and the fund in 2000.
- Over 30 years of investment industry experience.
- BA and MBA, University of Massachusetts at Amherst.

Eleanor R. Lynch, CFA
Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1995 and the fund in 1999.
- Over 20 years of investment industry experience.
- BS, Ursinus College; MS, Drexel
     University.

Matthew J. Caggiano, CFA
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1989 and the fund in 1999.

- Over 18 years of investment industry experience.

- BS, Pennsylvania State University; MS, Boston College.

DWS NEW YORK TAX-FREE INCOME FUND

Philip G. Condon
Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1983 and the fund in 2000.
- Over 30 years of investment industry experience.
- BA and MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield, CFA
Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1986 and the fund in 1999.
- Over 20 years of investment industry experience.
- BA, Duke University.

Matthew J. Caggiano, CFA
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1989 and the fund in 2004.

- Over 18 years of investment industry experience.

- BS, Pennsylvania State University; MS, Boston College.

Each fund's Statement of Additional Information provides additional information about a portfolio manager's investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                        Who Manages and Oversees the Funds  | 25

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report (see "Shareholder reports" on the back cover).



26 | Financial Highlights

DWS California Tax-Free Income Fund - Class A



YEARS ENDED AUGUST 31,                   2008           2007          2006          2005          2004
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                              $  7.35         $ 7.53       $  7.61       $  7.57       $  7.42
--------------------------------       -------         ------       -------       -------       -------
Income (loss) from
investment operations:
  Net investment income a                  .31            .31           .32           .33           .33
________________________________       _______         ______       _______       _______       _______
  Net realized and unrealized
  gain (loss)                            ( .09)         ( .18)        ( .08)          .04           .15
--------------------------------       -------         ------       -------       -------       -------
  TOTAL FROM INVESTMENT
  OPERATIONS                               .22            .13           .24           .37           .48
________________________________       _______         ______       _______       _______       _______
Less distributions from:
  Net investment income                  ( .31)         ( .31)        ( .32)        ( .33)        ( .33)
________________________________       _______         ______       _______       _______       _______
  Net realized gains                     ( .02)         ( .00)*           -             -             -
--------------------------------       -------         ------       -------       -------       -------
  TOTAL DISTRIBUTIONS                    ( .33)         ( .31)        ( .32)        ( .33)        ( .33)
________________________________       _______         ______       _______       _______       _______
Redemption fees                            .00*           .00*          .00*          .00*            -
--------------------------------       -------         ------       -------       -------       -------
NET ASSET VALUE, END OF
PERIOD                                 $  7.24         $ 7.35       $  7.53       $  7.61       $  7.57
--------------------------------       -------         ------       -------       -------       -------
Total Return (%)b                       3.09c            1.71          3.27          5.01          6.59
--------------------------------       -------         ------       -------       -------       -------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                               498            612           613           617           652
_________________________________      _______         ______       _______       _______       _______
Ratio of expenses before
expense reductions (including
interest expense) (%)d                    1.35           1.31          1.32          1.10           .94
_________________________________      _______         ______       _______       _______       _______
Ratio of expenses after
expense reductions (including
interest expense) (%)d                    1.34           1.31          1.32          1.10           .94
_________________________________      _______         ______       _______       _______       _______
Ratio of expenses after
expense reductions (excluding
interest expense) (%)                      .85            .83           .83           .83           .81
_________________________________      _______         ______       _______       _______       _______
Ratio of net investment
income (%)                                4.29           4.14          4.30          4.34          4.42
_________________________________      _______         ______       _______       _______       _______
Portfolio turnover rate (%)                 56             37            32            23            25
---------------------------------      -------         ------       -------       -------       -------



a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.


c   Total return would have been lower had certain expenses not been reduced.

d   Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.


*   Amount is less than $.005.

                                                      Financial Highlights  | 27

DWS California Tax-Free Income Fund - Class B



YEARS ENDED AUGUST 31,                   2008             2007             2006             2005           2004
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                              $  7.37          $ 7.54           $  7.62          $  7.58        $  7.43
--------------------------------       -------          -------          -------          -------        -------
Income (loss) from
investment operations:
  Net investment income a                  .26             .26               .27              .28            .28
________________________________       _______          _______          _______          _______        _______
  Net realized and unrealized
  gain (loss)                            ( .10)          ( .18)            ( .08)             .04            .15
--------------------------------       -------          -------          -------          -------        -------
  TOTAL FROM INVESTMENT
  OPERATIONS                               .16             .08               .19              .32            .43
________________________________       _______          _______          _______          _______        _______
Less distributions from:
  Net investment income                  ( .26)          ( .25)            ( .27)           ( .28)         ( .28)
________________________________       _______          _______          _______          _______        _______
  Net realized gains                     ( .02)          ( .00)*               -                -              -
--------------------------------       -------          -------          -------          -------        -------
  TOTAL DISTRIBUTIONS                    ( .28)          ( .25)            ( .27)           ( .28)         ( .28)
________________________________       _______          _______          _______          _______        _______
Redemption fees                            .00*            .00*              .00*             .00*             -
--------------------------------       -------          -------          -------          -------        -------
NET ASSET VALUE, END OF
PERIOD                                 $  7.25          $ 7.37           $  7.54          $  7.62        $  7.58
--------------------------------       -------          -------          -------          -------        -------
Total Return (%)b                       2.14c           1.10c             2.57c            4.17c          5.94c
--------------------------------       -------          -------          -------          -------        -------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                                 3               5                 8               10             16
_________________________________      _______          _______          _______          _______        _______
Ratio of expenses before
expense reductions (including
interest expense) (%)d                    2.15            2.11              2.20             1.96           1.76
_________________________________      _______          _______          _______          _______        _______
Ratio of expenses after
expense reductions (including
interest expense) (%)d                    2.12            2.04              2.00             1.78           1.65
_________________________________      _______          _______          _______          _______        _______
Ratio of expenses after
expense reductions (excluding
interest expense) (%)                     1.63            1.57              1.51             1.51           1.52
_________________________________      _______          _______          _______          _______        _______
Ratio of net investment
income (%)                                3.51            3.40              3.61             3.66           3.71
_________________________________      _______          _______          _______          _______        _______
Portfolio turnover rate (%)                 56              37                32               23             25
---------------------------------      -------          -------          -------          -------        -------



a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.

c   Total return would have been lower had certain expenses not been reduced.

d   Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

*   Amount is less than $.005.

28 | Financial Highlights

DWS California Tax-Free Income Fund - Class C



YEARS ENDED AUGUST 31,                   2008             2007             2006             2005           2004
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                              $  7.31          $ 7.48           $  7.56          $  7.52        $  7.37
--------------------------------       -------          -------          -------          -------        -------
Income (loss) from
investment operations:
  Net investment income a                  .26             .26               .26              .27            .28
________________________________       _______          _______          _______          _______        _______
  Net realized and unrealized
  gain (loss)                            ( .11)          ( .18)            ( .08)             .04            .14
--------------------------------       -------          -------          -------          -------        -------
  TOTAL FROM INVESTMENT
  OPERATIONS                               .15             .08               .18              .31            .42
________________________________       _______          _______          _______          _______        _______
Less distributions from:
  Net investment income                  ( .25)          ( .25)            ( .26)           ( .27)         ( .27)
________________________________       _______          _______          _______          _______        _______
  Net realized gain                      ( .02)          ( .00)*               -                -              -
--------------------------------       -------          -------          -------          -------        -------
  TOTAL DISTRIBUTIONS                    ( .27)          ( .25)            ( .26)           ( .27)         ( .27)
________________________________       _______          _______          _______          _______        _______
Redemption fees                            .00*            .00*              .00*             .00*             -
--------------------------------       -------          -------          -------          -------        -------
NET ASSET VALUE, END OF
PERIOD                                 $  7.19          $ 7.31           $  7.48          $  7.56        $  7.52
--------------------------------       -------          -------          -------          -------        -------
Total Return (%)b                       2.15c           1.05c             2.52c            4.26c          5.82c
--------------------------------       -------          -------          -------          -------        -------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                                11               9                 9                9              8
_________________________________      _______          _______          _______          _______        _______
Ratio of expenses before
expense reductions (including
interest expense) (%)d                    2.13            2.09              2.12             1.91           1.73
_________________________________      _______          _______          _______          _______        _______
Ratio of expenses after
expense reductions (including
interest expense) (%)d                    2.12            2.09              2.04             1.82           1.69
_________________________________      _______          _______          _______          _______        _______
Ratio of expenses after
expense reductions (excluding
interest expense) (%)                     1.63            1.61              1.55             1.55           1.56
_________________________________      _______          _______          _______          _______        _______
Ratio of net investment
income (%)                                3.51            3.35              3.57             3.62           3.67
_________________________________      _______          _______          _______          _______        _______
Portfolio turnover rate (%)                 56              37                32               23             25
---------------------------------      -------          -------          -------          -------        -------



a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.

c   Total return would have been lower had certain expenses not been reduced.

d   Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

*   Amount is less than $.005.

                                                      Financial Highlights  | 29

DWS New York Tax-Free Income Fund - Class A



YEARS ENDED AUGUST 31,                   2008             2007            2006           2005           2004
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                             $  10.64         $  10.92        $  11.05       $  11.05       $  10.88
--------------------------------      --------         --------        --------       --------       --------
Income (loss) from
investment operations:
  Net investment income a                  .43              .43             .44            .44            .46
________________________________      ________         ________        ________       ________       ________
  Net realized and unrealized
  gain (loss)                           (  .12)          (  .23)         (  .12)           .00*           .17
--------------------------------      --------         --------        --------       --------       --------
  TOTAL FROM INVESTMENT
  OPERATIONS                               .31              .20             .32            .44            .63
________________________________      ________         ________        ________       ________       ________
Less distributions from:
  Net investment income                 (  .43)          (  .42)         (  .43)        (  .44)        (  .46)
________________________________      ________         ________        ________       ________       ________
  Net realized gains                         -           (  .06)         (  .02)             -              -
--------------------------------      --------         --------        --------       --------       --------
  TOTAL DISTRIBUTIONS                   (  .43)          (  .48)         (  .45)        (  .44)        (  .46)
--------------------------------      --------         --------        --------       --------       --------
Redemption fees                            .00*             .00*            .00*           .00*             -
--------------------------------      --------         --------        --------       --------       --------
NET ASSET VALUE, END OF
PERIOD                                $  10.52         $  10.64        $  10.92       $  11.05       $  11.05
--------------------------------      --------         --------        --------       --------       --------
Total Return (%)b                       2.97c            1.89c             2.94           4.18           5.86
--------------------------------      --------         --------        --------       --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                               121              128             137            150            159
_________________________________     ________         ________        ________       ________       ________
Ratio of expenses before
expense reductions (including
interest expense) (%)d                    1.34             1.10            1.20           1.02            .93
_________________________________     ________         ________        ________       ________       ________
Ratio of expenses after
expense reductions (including
interest expense) (%)d                    1.31             1.07            1.20           1.02            .93
_________________________________     ________         ________        ________       ________       ________
Ratio of expenses after
expense reductions (excluding
interest expense) (%)                      .86              .82             .85            .88            .87
_________________________________     ________         ________        ________       ________       ________
Ratio of net investment
income (%)                                4.07             3.97            4.00           4.01           4.16
_________________________________     ________         ________        ________       ________       ________
Portfolio turnover rate (%)                 39               37              55             53             21
---------------------------------     --------         --------        --------       --------       --------



a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.

c   Total return would have been lower had certain expenses not been reduced.

d   Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

*   Amount is less than $.005.

30 | Financial Highlights

DWS New York Tax-Free Income Fund - Class B



YEARS ENDED AUGUST 31,                   2008             2007             2006             2005            2004
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                             $  10.66         $  10.93         $  11.07         $  11.07        $  10.90
--------------------------------      --------         --------         --------         --------        --------
Income (loss) from
investment operations:
  Net investment income a                  .35              .35              .37              .37             .39
________________________________      ________         ________         ________         ________        ________
  Net realized and unrealized
  gain (loss)                           (  .13)          (  .22)          (  .13)             .00*            .17
--------------------------------      --------         --------         --------         --------        --------
  TOTAL FROM INVESTMENT
  OPERATIONS                               .22              .13              .24              .37             .56
________________________________      ________         ________         ________         ________        ________
Less distributions from:
  Net investment income                 (  .35)          (  .34)          (  .36)          (  .37)         (  .39)
________________________________      ________         ________         ________         ________        ________
  Net realized gains                         -           (  .06)          (  .02)               -               -
--------------------------------      --------         --------         --------         --------        --------
  TOTAL DISTRIBUTIONS                   (  .35)          (  .40)          (  .38)          (  .37)         (  .39)
________________________________      ________         ________         ________         ________        ________
Redemption fees                            .00*             .00*             .00*             .00*              -
--------------------------------      --------         --------         --------         --------        --------
NET ASSET VALUE, END OF
PERIOD                                $  10.53         $  10.66         $  10.93         $  11.07        $  11.07
--------------------------------      --------         --------         --------         --------        --------
Total Return (%)b                       2.10c            1.18c            2.29c            3.44c           5.18c
--------------------------------      --------         --------         --------         --------        --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                                 2                3                5                7               9
_________________________________     ________         ________         ________         ________        ________
Ratio of expenses before
expense reductions (including
interest expenses) (%)d                   2.19             1.96             2.09             1.87            1.77
_________________________________     ________         ________         ________         ________        ________
Ratio of expenses after
expense reductions (including
interest expenses) (%)d                   2.06             1.87             1.84             1.63            1.57
_________________________________     ________         ________         ________         ________        ________
Ratio of expenses after
expense reductions (excluding
interest expenses) (%)                    1.61             1.62             1.49             1.49            1.51
_________________________________     ________         ________         ________         ________        ________
Ratio of net investment
income (%)                                3.32             3.17             3.36             3.40            3.52
_________________________________     ________         ________         ________         ________        ________
Portfolio turnover rate (%)                 39               37               55               53              21
---------------------------------     --------         --------         --------         --------        --------



a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.

c   Total return would have been lower had certain expenses not been reduced.

d   Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

*   Amount is less than $.005.

                                                      Financial Highlights  | 31

DWS New York Tax-Free Income Fund - Class C



YEARS ENDED AUGUST 31,                   2008             2007             2006             2005            2004
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                             $  10.64         $  10.91         $  11.05         $  11.05        $  10.88
--------------------------------      --------         --------         --------         --------        --------
Income (loss) from
investment operations:
  Net investment income a                  .35              .35              .36              .37             .38
________________________________      ________         ________         ________         ________        ________
  Net realized and unrealized
  gain (loss)                           (  .13)          (  .22)          (  .12)             .00*            .17
--------------------------------      --------         --------         --------         --------        --------
  TOTAL FROM INVESTMENT
  OPERATIONS                               .22              .13              .24              .37             .55
________________________________      ________         ________         ________         ________        ________
Less distributions from:
  Net investment income                 (  .35)          (  .34)          (  .36)          (  .37)         (  .38)
________________________________      ________         ________         ________         ________        ________
  Net realized gains                         -           (  .06)          (  .02)               -               -
--------------------------------      --------         --------         --------         --------        --------
  TOTAL DISTRIBUTIONS                   (  .35)          (  .40)          (  .38)          (  .37)         (  .38)
________________________________      ________         ________         ________         ________        ________
Redemption fees                            .00*             .00*             .00*             .00*              -
--------------------------------      --------         --------         --------         --------        --------
NET ASSET VALUE, END OF
PERIOD                                $  10.51         $  10.64         $  10.91         $  11.05        $  11.05
--------------------------------      --------         --------         --------         --------        --------
Total Return (%)b                       2.09c            1.17c            2.22c            3.38c           5.12c
--------------------------------      --------         --------         --------         --------        --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                                 5                6                6                6               5
_________________________________     ________         ________         ________         ________        ________
Ratio of expenses before
expense reductions (including
interest expense) (%)d                    2.15             1.92             2.03             1.82            1.73
_________________________________     ________         ________         ________         ________        ________
Ratio of expenses after
expense reductions (including
interest expense) (%)d                    2.06             1.88             1.91             1.70            1.62
_________________________________     ________         ________         ________         ________        ________
Ratio of expenses after
expense reductions (excluding
interest expense) (%)                     1.61             1.63             1.56             1.56            1.56
_________________________________     ________         ________         ________         ________        ________
Ratio of net investment
income (%)                                3.32             3.16             3.29             3.33            3.47
_________________________________     ________         ________         ________         ________        ________
Portfolio turnover rate (%)                 39               37               55               53              21
---------------------------------     --------         --------         --------         --------        --------



a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.

c   Total return would have been lower had certain expenses not been reduced.

d   Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

*   Amount is less than $.005.

32 | Financial Highlights

HOW TO INVEST IN THE FUNDS

This prospectus offers the share classes noted on the front cover. Each class has its own fees and expenses, offering you a choice of cost structures. Each fund may offer other classes of shares in a separate prospectus. These shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN A FUND AND WHAT TO EXPECT AS A SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Investments, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.


You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.


Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. YOU MAY WANT TO ASK YOUR FINANCIAL ADVISOR TO HELP YOU WITH THIS DECISION.

CHOOSING A SHARE CLASS


We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief description and comparison of the main features of each class. You should consult with your financial advisor to determine which class of shares is appropriate for you.



 CLASSES AND FEATURES                         POINTS TO HELP YOU COMPARE
 CLASS A
 -  Sales charge of up to 4.50% charged       -  Some investors may be able to reduce
  when you buy shares                        or eliminate their sales charge; see
                                             "Class A shares"
 -  In most cases, no charge when you
  sell shares                                -  Total annual expenses are lower than
                                             those for Class B or Class C
 -  Up to 0.25% annual shareholder
  servicing fee
 CLASS B
 -  No sales charge when you buy shares       -  The deferred sales charge rate falls to
                                             zero after six years
 -  Deferred sales charge declining from
  4.00%, charged when you sell shares        -  Shares automatically convert to
  you bought within the last six years       Class A after six years, which means
                                             lower annual expenses going forward
 -  0.75% annual distribution fee and up
  to 0.25% annual shareholder servicing
  fee
 CLASS C
 -  No sales charge when you buy shares       -  The deferred sales charge rate for one
                                             year is lower for Class C shares than
 -  Deferred sales charge of 1.00%,
                                             Class B shares, but your shares never
  charged when you sell shares you
                                             convert to Class A, so annual expenses
  bought within the last year
                                             remain higher
 -  0.75% annual distribution fee and up
  to 0.25% annual shareholder servicing
  fee



Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. Each fund may pay financial advisors or other intermediaries compensation for the services they provide to their clients. This compensation may vary depending on the share class and fund you buy. Your financial advisor may also receive compensation from the Advisor and/or its affiliates. Please see "Financial intermediary support payments" for more information.




34 | Choosing a Share Class

           Class A shares


           Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.

           Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

           Class A shares have an up-front sales charge that varies with the amount you invest:


                              FRONT-END SALES           FRONT-END SALES
                               CHARGE AS A %         CHARGE AS A % OF YOUR
YOUR INVESTMENT            OF OFFERING PRICE1,2         NET INVESTMENT2
  Up to $100,000          4.50%                     4.71%
$  100,000-$249,999       3.50                      3.63
$  250,000-$499,999       2.60                      2.67
$  500,000-$999,999       2.00                      2.04
  $1 million or more            see below                 see below


           1   The offering price includes the sales charge.

           2 Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.


           YOU MAY BE ABLE TO LOWER YOUR CLASS A SALES CHARGE IF:


           - you indicate your intent in writing to invest at least $100,000 in Class A shares (including Class A shares in other retail DWS funds) over the next 24 months ("Letter of Intent")


           - the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you're investing now in Class A shares is at least $100,000 ("Cumulative Discount")

           - you are investing a total of $100,000 or more in Class A shares of several retail DWS funds on the same day ("Combined Purchases")

                                                    Choosing a Share Class  | 35

           The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.

           For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

           To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.


           For more information about sales charge discounts, please visit www.dws-investments.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in each fund's Statement of Additional Information.

           IN CERTAIN CIRCUMSTANCES, YOU MAY BE ABLE TO BUY CLASS A SHARES WITHOUT A SALES CHARGE. For example, the sales charge will be waived if you are reinvesting dividends or distributions or if you are exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in Class A shares of a fund. In addition, a sales charge waiver may apply to transactions by certain retirement plans and certain other entities or persons (e.g., affiliated persons of Deutsche Asset Management or the DWS funds) and with respect to certain types of investments (e.g., an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services).



36 | Choosing a Share Class

           Details regarding the types of investment programs and categories of investors eligible for a sales charge waiver are provided in each fund's Statement of Additional Information.

           There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charge for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

           IF YOU'RE INVESTING $1 MILLION OR MORE, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 0.85% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the following six months. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


           Class B shares

           Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses. Please note, however, that since not all DWS funds offer Class B shares, exchange options may be limited.

           With Class B shares, you pay no up-front sales charge to a fund. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. However, unlike Class A shares, your entire investment goes to work immediately. After six years, Class B shares automatically convert on a tax-free basis to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on.


                                                    Choosing a Share Class  | 37

           Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:


    YEAR AFTER YOU BOUGHT SHARES               CDSC ON SHARES YOU SELL
  First year                           4.00%
  Second or third year                 3.00
  Fourth or fifth year                 2.00
  Sixth year                           1.00
  Seventh year and later               None (automatic conversion to Class A)


           This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


           While Class B shares don't have any front-end sales charge, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

           If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares of a fund or other DWS funds, it may be more cost efficient to purchase Class A shares instead. Orders to purchase Class B shares of $100,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.


38 | Choosing a Share Class

           Class C shares

           Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them or who aren't certain of their investment time horizon.

           With Class C shares, you pay no up-front sales charge to a fund. Class C shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

           Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

           Class C shares have a CDSC, but only on shares you sell within one year of buying them:


   YEAR AFTER YOU BOUGHT SHARES        CDSC ON SHARES YOU SELL
  First year                          1.00%
  Second year and later                         None


           This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


           While Class C shares do not have an up-front sales charge, their higher annual expenses mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.

           Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.


                                                    Choosing a Share Class  | 39

How to BUY Class A, B and C Shares




 FIRST INVESTMENT                                ADDITIONAL INVESTMENTS
 $1,000 or more for most accounts                $50 or more for regular accounts and
 $500 or more for IRAs                          IRAs
 $500 or more for an account with an            $50 or more for an account with an
 Automatic Investment Plan                      Automatic Investment Plan
 THROUGH A FINANCIAL ADVISOR
 -  To obtain an application, contact your      -  Contact your advisor using the
  advisor                                       method that's most convenient for you
 BY MAIL OR EXPRESS MAIL (SEE BELOW)
 -  Fill out and sign an application            -  Send a check payable to "DWS
                                                Investments" and an investment slip
 -  Send it to us at the appropriate
  address, along with an investment             -  If you don't have an investment slip,
  check made payable to "DWS                    include a letter with your name,
  Investments"                                  account number, the full name of the
                                                fund and the share class and your
                                                investment instructions
 BY WIRE
 -  Call (800) 621-1048 for instructions        -  Call (800) 621-1048 for instructions
 BY PHONE
 Not available                                  -  Call (800) 621-1048 for instructions
 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the information on your             -  To set up regular investments from a
  application including a check for the         bank checking account call (800) 621-
  initial investment and a voided check         1048 ($50 minimum)
 USING QuickBuy
 Not available                                  -  Call (800) 621-1048 to make sure
                                                QuickBuy is set up on your account; if
                                                it is, you can request a transfer from
                                                your bank account of any amount
                                                between $50 and $250,000
 ON THE INTERNET
 Not available                                  -  Call (800) 621-1048 to ensure you have
                                                electronic services
                                                -  Register at www.dws-
                                                investments.com or log in if already
                                                registered
                                                -  Follow the instructions for buying
                                                shares with money from your bank
                                                account



--------------------------------------------------------------------------------

REGULAR MAIL:

First Investment: DWS Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: DWS Investments, PO Box 219154, Kansas City, MO 64121-9154


EXPRESS, REGISTERED OR CERTIFIED MAIL:

DWS Investments, 210 West 10th Street, Kansas City, MO 64105-1614


40 | How to Buy Class A, B and C Shares

How to EXCHANGE or SELL Class A, B and C Shares


 EXCHANGING INTO ANOTHER FUND                    SELLING SHARES
                                                 Some transactions, including most for
 -  Exchanges into existing accounts:
                                                over $100,000, can only be ordered in
  $50 minimum per fund
                                                writing with a signature guarantee;
 -  Exchanges into new accounts:
                                                please see "Signature Guarantee"
  $1,000 minimum per fund for most
  accounts
  $500 minimum for IRAs
 THROUGH A FINANCIAL ADVISOR
 -  Contact your advisor using the              -  Contact your advisor using the
  method that's most convenient for you         method that's most convenient for you
 BY PHONE                                        BY PHONE OR WIRE
 -  Call (800) 621-1048 for instructions        -  Call (800) 621-1048 for instructions
 BY MAIL OR EXPRESS MAIL
 (see previous page for address)
 Write a letter that includes:                  Write a letter that includes:
 -  the fund, class and account number          -  the fund, class and account number
  you're exchanging out of                      from which you want to sell shares
 -  the dollar amount or number of shares       -  the dollar amount or number of shares
  you want to exchange                          you want to sell
 -  the name and class of the fund you          -  your name(s), signature(s) and
  want to exchange into                         address, as they appear on your
                                                account
 -  your name(s), signature(s) and
  address, as they appear on your               -  a daytime telephone number
  account
 -  a daytime telephone number
 WITH AN AUTOMATIC EXCHANGE PLAN                 WITH AN AUTOMATIC WITHDRAWAL PLAN
 -  To set up regular exchanges from a          -  Call (800) 621-1048 (minimum $50)
  fund account, call (800) 621-1048
 USING QuickSell
 Not available                                  -  Call (800) 621-1048 to make sure
                                                QuickSell is set up on your account; if
                                                it is, you can request a transfer to your
                                                bank account of any amount between
                                                $50 and $250,000
 ON THE INTERNET
 -  Register at www.dws-                        -  Register at www.dws-
  investments.com or log in if already          investments.com or log in if already
  registered                                    registered
 -  Follow the instructions for making on-      -  Follow the instructions for making on-
  line exchanges                                line redemptions



--------------------------------------------------------------------------------


TO REACH US:      WEB SITE: www.dws-investments.com
                  TELEPHONE REPRESENTATIVE: (800) 621-1048, M-F, 9 a.m. - 6 p.m. ET
                  TDD LINE: (800) 972-3006, M-F, 9 a.m. - 6 p.m. ET




                           How to Exchange or Sell Class A, B and C Shares  | 41

           Financial intermediary support payments


           The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each fund, any record keeping/sub-transfer agency/networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.



           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


42 | How to Exchange or Sell Class A, B and C Shares

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of each fund serviced and maintained by the financial advisor, .05% to .25% of sales of each fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each fund or of any particular share class of each fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each fund. Additional information regarding these revenue sharing payments is included in each fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


           It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of


                           How to Exchange or Sell Class A, B and C Shares | 43 broker-dealers to execute portfolio transactions for each fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by a fund. Please note that a financial advisor may charge fees separate from those charged by a fund and may be compensated by a fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.


           Policies about transactions

           EACH FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.


44 | Policies You Should Know About

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

           Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated, less any applicable sales charge.

           If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in each fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


                                            Policies You Should Know About  | 45

           INITIAL PURCHASE MINIMUMS. The minimum initial investment for Class A, B and C shares is $1,000, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, for which there is no minimum initial investment; and IRAs, for which the minimum initial investment is $500 per account. The minimum initial investment is $500 per account if you establish an automatic investment plan. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

           SUB-MINIMUM BALANCES. Each fund may close your account and send you the proceeds if your balance falls below $1,000 ($500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments), or below $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).


           SUBSEQUENT INVESTMENTS. The minimum subsequent investment is $50. However, there is no minimum investment requirement for subsequent investments in Class A shares on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor.

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of a fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., "time zone arbitrage"). Each fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


46 | Policies You Should Know About

           Pursuant to its policies, each fund will impose a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees"). Each fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Each fund may take other trading activity into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS Fund. Each fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to each fund's redemption fee policy (see "Redemption fees" described below).

           Each fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to a fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by a fund or administrator and transactions by certain qualified funds-of-funds.


                                            Policies You Should Know About  | 47

           In certain circumstances where shareholders hold shares of a fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of a fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds' policies, or prohibit transactions not subject to the DWS Funds' policies.

           The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of a fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if a fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See "How each fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


48 | Policies You Should Know About

           Each fund's market timing policies and procedures may be modified or terminated at any time.


           REDEMPTION FEES. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to each fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.


            The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with a fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to a fund. For this reason, each fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to each fund. However, due to operational requirements, the inter- mediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from each fund's. Subject to approval by the Advisor or each fund's Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the funds' policies) and remit the fees to the funds.


           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA;
           (iv) transactions on behalf of any mutual fund advised by




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Investments Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-INVESTMENTS.COM to get up-to-date information, review balances or even place orders for exchanges.

                                            Policies You Should Know About  | 49
           the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (v) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder;
           (viii) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by a fund or its agents in their sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions with the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Investments. You can also use this service to make exchanges and to purchase and sell shares.


           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.


50 | Policies You Should Know About

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 621-1048 at a later date.

           Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           EACH FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. Each fund can only send wires of $1,000 or more and accept wires of $50 or more.


            EACH FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. Each fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should normally be payable to DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check.


           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

                                            Policies You Should Know About  | 51
           wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 621-1048 or contact your financial advisor for more information.

           WHEN YOU SELL SHARES THAT HAVE A CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for - whichever results in the lower charge to you. In processing orders to sell shares, the shares with the lowest CDSC are sold first. Exchanges from one fund into another don't affect CDSCs; for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

           There are certain cases in which you may be exempt from a CDSC. These include:

           - the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist

           - withdrawals made through an automatic withdrawal plan up to a maximum of 12% per year of the net asset value of the account

           -  withdrawals related to certain retirement or benefit plans

           - redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

           - for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies the Distributor that the dealer waives the applicable commission

52 | Policies You Should Know About

         - for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

           In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.


           IF YOU SELL SHARES IN A DWS FUND AND THEN DECIDE TO INVEST WITH DWS INVESTMENTS AGAIN WITHIN SIX MONTHS, you may be able to take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a DWS fund at its current NAV and, for purposes of a sales charge, it will be treated as if it had never left DWS Investments.


           You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares (if available) with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.


           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. Each fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday



                                            Policies You Should Know About  | 53
           closings; 2) trading on the New York Stock Exchange is restricted;
           3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by each fund, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


           How each fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING



           The price at which you buy shares is based on the NAV per share calculated after the order is received by the transfer agent, although for Class A shares it will be adjusted to allow for any applicable sales charge (see "Choosing a Share Class"). The price at which you sell shares is also based on the NAV per share calculated after the order is received by the transfer agent, although a CDSC may be taken out of the proceeds (see "Choosing a Share Class").


           EACH FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days of purchase. Please see "Policies about transactions - Redemption fees" for further information.


           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by a fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on



54 | Policies You Should Know About
           which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.



           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time


           - withhold a portion of your distributions and redemption proceeds if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding


           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason

           - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interests or when a fund is requested or compelled to do so by governmental authority or by applicable law


           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability


                                            Policies You Should Know About  | 55

         - pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

         - change, add or withdraw various services, fees and account policies (for example, we may adjust a fund's investment minimums at any time)


UNDERSTANDING DISTRIBUTIONS AND TAXES


           Each fund intends to distribute to its shareholders virtually all of its net earnings. Each fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds and by selling investments for more than it paid for them. (Each fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) Each fund may not always pay a dividend or other distribution for a given period.


           INCOME DIVIDENDS ARE DECLARED DAILY AND PAID MONTHLY. Short-term and long-term capital gains are paid in November or December or otherwise as needed.


           Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.


           Income distributions that are properly designated as exempt-interest dividends will not be subject to regular federal income tax, but they may be subject to the federal individual and corporate alternative minimum taxes.

           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

56 | Understanding Distributions and Taxes
           reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           Each fund intends to distribute tax-exempt interest as exempt-

           interest dividends, which are generally excluded from gross income for regular federal income tax purposes, but may be subject to alternative minimum tax and state and local income taxes. Their distributions from other sources, if any, would be taxable as described above.


           Dividends from each fund are generally tax-free for most shareholders, meaning that investors who are individuals can receive them without incurring federal and (for some investors) state and local income tax liability. However, there are a few exceptions:


           - a portion of a fund's dividends may be taxable if it came from investments in taxable securities or tax-exempt market discount bonds


           - because a fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax
              (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT

           -  capital gains distributions may be taxable

                                     Understanding Distributions and Taxes  | 57

           THE FEDERAL INCOME TAX STATUS of a fund's earnings you receive and your own fund transactions generally depends on their type:



GENERALLY TAXED AT LONG-TERM                           GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                                    INCOME RATES:
DISTRIBUTIONS FROM A FUND
- gains from the sale of                               -  gains from the sale of
  securities held (or treated as                          securities held by a fund for
  held) by a fund for more than                           one year or less
  one year                                             -  all other taxable income
- qualified dividend income                               (except for tax-exempt
                                                          interest income)
TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                              -  gains from selling fund
  shares held for more than                               shares held for one year or
  one year                                                less


           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY A FUND MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, a fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in a fund through a taxable account, your after-tax return could be negatively impacted.


           Investments in certain debt obligations or other securities may cause a fund to recognize taxable income in excess of the cash generated by them. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by a fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends received by a fund from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from real estate investment trusts. In addition, a fund must meet certain holding period and other requirements with respect to the dividend-paying stocks



58 | Understanding Distributions and Taxes
           in its portfolio and the shareholder must meet certain holding period and other requirements with respect to a fund's shares for the lower tax rates to apply. The funds do not expect a significant portion of their distributions to constitute qualified dividend income.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been temporarily reduced to 15%, in general, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For taxable years beginning on or after January 1, 2011, the maximum long-term capital gain rate is scheduled to return to 20%.


           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.


           IF YOU INVEST RIGHT BEFORE A FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after a fund pays a dividend. In tax-advantaged retirement accounts you generally do not need to worry about this.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from a fund, provided certain holding period and other requirements are met.

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in a fund. For more information, see "Taxes" in the Statement of Additional Information.




                                     Understanding Distributions and Taxes  | 59

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary



           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after six years. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


60 | Appendix

DWS California Tax-Free Income Fund - Class A




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               4.50%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.35%             -1.01%       $  9,898.58        $   581.28
   2           10.25%        1.35%              2.60%       $ 10,259.97        $   136.07
   3           15.76%        1.35%              6.34%       $ 10,634.36        $   141.04
   4           21.55%        1.35%             10.23%       $ 11,022.51        $   146.18
   5           27.63%        1.35%             14.25%       $ 11,424.83        $   151.52
   6           34.01%        1.35%             18.42%       $ 11,841.84        $   157.05
   7           40.71%        1.35%             22.74%       $ 12,274.07        $   162.78
   8           47.75%        1.35%             27.22%       $ 12,722.07        $   168.72
   9           55.13%        1.35%             31.86%       $ 13,186.43        $   174.88
  10           62.89%        1.35%             36.68%       $ 13,667.73        $   181.27
  TOTAL                                                                        $ 2,000.79



DWS California Tax-Free Income Fund - Class B





              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        2.15%              2.85%       $ 10,285.00        $   218.06
   2           10.25%        2.15%              5.78%       $ 10,578.12        $   224.28
   3           15.76%        2.15%              8.80%       $ 10,879.60        $   230.67
   4           21.55%        2.15%             11.90%       $ 11,189.67        $   237.24
   5           27.63%        2.15%             15.09%       $ 11,508.57        $   244.01
   6           34.01%        2.15%             18.37%       $ 11,836.57        $   250.96
   7           40.71%        1.35%             22.69%       $ 12,268.60        $   162.71
   8           47.75%        1.35%             27.16%       $ 12,716.41        $   168.65
   9           55.13%        1.35%             31.81%       $ 13,180.55        $   174.80
  10           62.89%        1.35%             36.62%       $ 13,661.65        $   181.18
  TOTAL                                                                        $ 2,092.56




                                                                  Appendix  | 61

DWS California Tax-Free Income Fund - Class C




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        2.13%              2.87%       $ 10,287.00        $   216.06
   2           10.25%        2.13%              5.82%       $ 10,582.24        $   222.26
   3           15.76%        2.13%              8.86%       $ 10,885.95        $   228.64
   4           21.55%        2.13%             11.98%       $ 11,198.37        $   235.20
   5           27.63%        2.13%             15.20%       $ 11,519.77        $   241.95
   6           34.01%        2.13%             18.50%       $ 11,850.38        $   248.89
   7           40.71%        2.13%             21.90%       $ 12,190.49        $   256.04
   8           47.75%        2.13%             25.40%       $ 12,540.36        $   263.38
   9           55.13%        2.13%             29.00%       $ 12,900.27        $   270.94
  10           62.89%        2.13%             32.71%       $ 13,270.50        $   278.72
  TOTAL                                                                        $ 2,462.08



DWS New York Tax-Free Income Fund - Class A





              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               4.50%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.31%             -0.98%       $  9,902.40        $   577.41
   2           10.25%        1.34%              2.65%       $ 10,264.82        $   135.12
   3           15.76%        1.34%              6.41%       $ 10,640.52        $   140.07
   4           21.55%        1.34%             10.30%       $ 11,029.96        $   145.19
   5           27.63%        1.34%             14.34%       $ 11,433.65        $   150.51
   6           34.01%        1.34%             18.52%       $ 12,852.91        $   156.01
   7           40.71%        1.34%             22.86%       $ 12,285.91        $   161.72
   8           47.75%        1.34%             27.36%       $ 12,735.58        $   167.64
   9           55.13%        1.34%             32.02%       $ 13,201.70        $   173.78
  10           62.89%        1.34%             36.85%       $ 13,684.88        $   180.14
  TOTAL                                                                        $ 1,987.59




62 | Appendix

DWS New York Tax-Free Income Fund - Class B




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        2.06%              2.94%       $ 10,294.00        $   209.03
   2           10.25%        2.19%              5.83%       $ 10,583.26        $   228.61
   3           15.76%        2.19%              8.81%       $ 10,880.65        $   235.03
   4           21.55%        2.19%             11.86%       $ 11,186.40        $   241.63
   5           27.63%        2.19%             15.01%       $ 11,500.74        $   248.42
   6           34.01%        2.19%             18.24%       $ 11,823.91        $   255.40
   7           40.71%        1.34%             22.57%       $ 12,256.66        $   161.34
   8           47.75%        1.34%             27.05%       $ 12,705.25        $   167.24
   9           55.13%        1.34%             31,70%       $ 13,170.27        $   173.37
  10           62.89%        1.34%             36.52%       $ 13,652.30        $   179.71
  TOTAL                                                                        $ 2,099.78



DWS New York Tax-Free Income Fund - Class C





              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        2.06%              2.94%       $ 10,294.00        $   209.03
   2           10.25%        2.15%              5.87%       $ 10,587.38        $   224.47
   3           15.76%        2.15%              8.89%       $ 10,889.12        $   230.87
   4           21.55%        2.15%             11.99%       $ 11,199.46        $   237.45
   5           27.63%        2.15%             15.19%       $ 11,518.64        $   244.22
   6           34.01%        2.15%             18.47%       $ 11,846.93        $   251.18
   7           40.71%        2.15%             21.85%       $ 12,184.56        $   258.34
   8           47.75%        2.15%             25.32%       $ 12,531.82        $   265.70
   9           55.13%        2.15%             28.89%       $ 12,888.98        $   273.27
  10           62.89%        2.15%             32.56%       $ 13,257.32        $   281.06
  TOTAL                                                                        $ 2,475.59




                                                                  Appendix  | 63

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from a fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact DWS Investments at the address listed below. Each fund's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS      SEC                     DISTRIBUTOR
-----------------    --------------------    ------------------------------
PO Box 219151        100 F Street, N.E.      DWS Investments Distributors,
Kansas City, MO      Washington, D.C.        Inc.
64121-9151           20549-0102              222 South Riverside Plaza
WWW.DWS-             WWW.SEC.GOV             Chicago, IL 60606-5808
INVESTMENTS.COM      (800) SEC-0330          (800) 621-1148
(800) 621-1048




SEC FILE NUMBER:
DWS State Tax-Free Income Series        DWS California Tax-Free Income Fund    811-3657
DWS State Tax-Free Income Series          DWS New York Tax-Free Income Fund    811-3657







(12/01/08) DSTFCANY-1            [RECYCLE GRAPHIC APPEARS HERE]
                                                                       [Logo]DWS
                                                                      INVESTMENT
                                                             Deutsche Bank Group

                                DECEMBER 1, 2008








                                   PROSPECTUS
                              ------------------
                                    CLASS S

                      DWS CALIFORNIA TAX-FREE INCOME FUND


                       DWS NEW YORK TAX-FREE INCOME FUND


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.



                                                 RESHAPING INVESTING. [DWS Logo]
                                                             Deutsche Bank Group

CONTENTS





HOW EACH FUND WORKS
  4      DWS California Tax-Free
         Income Fund
 12      DWS New York Tax-Free
         Income Fund
 20      Other Policies and Risks
 21      Who Manages and Oversees
         the Funds
 24      Financial Highlights


HOW TO INVEST IN THE FUNDS
 28      How to Buy Class S Shares
 29      How to Exchange or Sell
         Class S Shares
 32      Policies You Should Know
         About
 43      Understanding Distributions
         and Taxes
 47      Appendix

HOW EACH FUND WORKS

On the next few pages, you'll find information about each fund's investment objective, the main strategies each uses to pursue that objective and the main risks that could affect performance.


Whether you are considering investing in a fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with each fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.


Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.


You can find DWS prospectuses on the Internet at WWW.DWS-INVESTMENTS.COM (the Web site does not form a part of this prospectus).

                                             Class S
  ticker symbol                              SDCSX
    fund number                              2409

    DWS CALIFORNIA TAX-FREE INCOME FUND



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks a high level of current income that is exempt from California state and federal income taxes.


            Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities whose income is free from regular federal and California state income tax. The fund may invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT).


            The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenue from a particular source) and general obligation bonds (which are typically backed by the issuer's ability to levy taxes). Municipal securities may also include industrial development bonds, municipal lease obligations and investments representing an interest therein.

            The portfolio managers look for securities that appear to offer the best total return potential. In making their buy and sell decisions, the managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements and yield levels across varying maturities to characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.


            Although the managers may adjust the fund's duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Barclays Capital Municipal Bond Index, generally between five and nine years.



4 | DWS California Tax-Free Income Fund

            In addition, they may use various types of derivative instruments (instruments whose value is based on, for example, indexes, commodities or securities) for hedging purposes or to enhance return. Such instruments may include inverse floaters, futures contracts, interest rate swaps and other over-the-counter derivatives.

            CREDIT QUALITY POLICIES. Normally at least 90% of the fund's municipal securities are in the top four grades of credit quality. Up to 10% of the fund's municipal securities may be high yield bonds (commonly referred to as "junk" bonds), which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields but have higher volatility and higher risk of default on payments.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


            INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the duration of the fund's securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities and may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, thereby reducing the value of such a security.

            CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/ or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (those rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for California investors who are in a moderate to high income tax bracket and who are interested in a long-term investment that seeks to generate tax-free income.



                                        DWS California Tax-Free Income Fund  | 5
            cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. Industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality. In addition, certain municipal lease obligations may be considered illiquid and thus more likely to default or become difficult to sell because they carry limited credit backing.

            FOCUSED INVESTING RISK. The fact that the fund focuses on investments in the state of California increases risk, because factors affecting the state, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner. For example, California laws regarding the imposition of new taxes could make it hard to raise taxes in order to meet obligations or the state's economy could be hurt by natural disasters. California could also face severe fiscal difficulties, for example, an economic downturn, increased expenditures on domestic security or reduced monetary support from the federal government. Over time, these issues may impair the state's ability to repay its obligations.

            As of November 11, 2008, the S&P rating of California's general obligation bonds was "A+," Moody's rating was "A1" and Fitch's rating was "A+." Should the financial condition of California deteriorate, its credit ratings could be downgraded, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected. For more information, see the Statement of Additional Information, under "State Specific Risk Factors."

            MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the fund by reducing the relative attractiveness of debt securities as an investment. Also, to the extent that the fund emphasizes debt securities from any given state or region, it could be hurt if that state or region does not do well.



6 | DWS California Tax-Free Income Fund

            NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


            TAX RISK. Although the fund intends to invest primarily in securities the interest on which is exempt from federal income tax, the Internal Revenue Service (the "IRS") has generally not ruled on the taxability of the securities. An assertion of taxability by the IRS could affect the taxability of income, a fund's and shareholder's income tax liability for the current or past years and could create liability for information reporting penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.


                                        DWS California Tax-Free Income Fund  | 7

            FOR INFORMATION CONCERNING IMPORTANT TAX CONSEQUENCES of an investment in the fund, please see "Understanding Distributions and Taxes."

            Other factors that could affect performance include:


            - portfolio management could be wrong in the analysis of municipal credits, economic trends, the relative attractiveness of different securities or other matters.



            - political or legal actions could change the way the fund's dividends are treated for income tax purposes.


            - at times, market conditions might make it hard to value some investments or to get an attractive price for them; this risk is generally greater for junk bonds than for investment-grade bonds.

8 | DWS California Tax-Free Income Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the performance of the fund's Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The table shows returns for Class S shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS California Tax-Free Income Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Class S




10.00       4.43      3.81      3.83      4.56     2.91
2002       2003      2004      2005      2006      2007







2008 TOTAL RETURN AS OF SEPTEMBER 30: -4.36%
FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 6.15%, Q3 2002                 WORST QUARTER: -1.83%, Q2 2004




                                        DWS California Tax-Free Income Fund  | 9

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007




                                                1 YEAR        5 YEARS       LIFE OF CLASS*
 CLASS S
   Return before Taxes                           2.91           3.91              4.81
   Return after Taxes on Distributions           2.91           3.91              4.81
   Return after Taxes on Distributions
   and Sale of Fund Shares                       3.35**         3.99**            4.79
 BARCLAYS CAPITAL MUNICIPAL BOND
 INDEX (reflects no deductions for fees,
 expenses or taxes)                              3.36           4.30              5.11



 * On June 18, 2001, the fund commenced operations of Class S shares. Index returns begin June 30, 2001.



 **   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for Class A shares for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

 The BARCLAYS CAPITAL MUNICIPAL BOND INDEX (name changed from Lehman Brothers Municipal Bond Index effective November 3, 2008) is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.



--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 728-3337 or visit our Web site at www.dws-investments.com.



--------------------------------------------------------------------------------

Return information assumes that fund shares were sold at the end of the period.


RETURN AFTER TAXES ON DISTRIBUTIONS reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.


RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.



10 | DWS California Tax-Free Income Fund

HOW MUCH INVESTORS PAY


The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.




FEE TABLE                                        CLASS S
 SHAREHOLDER FEES, paid directly from your investment
_____________________________________________________________________
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds)1                             2.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
_____________________________________________________________________
 Management Fee                                    0.43%
 Distribution/Service (12b-1) Fee                 None
 Interest Expense2                                 0.49
 Other Expenses3                                   0.23
 TOTAL ANNUAL OPERATING EXPENSES4                  1.15



1   This fee is charged on applicable redemptions or exchanges. Please see
   "Policies about transactions" for further information.

2   Interest expense relates to the fund's liability with respect to floating rate notes held by third parties in conjunction with certain inverse floater securities transactions. However, the accounting treatment for such transactions includes an offsetting interest income item, and accordingly has no impact to net investment income, total return or net asset value.


3   "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.

4   Through September 30, 2009, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total annual operating expenses at 0.62% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/ expense reimbursement arrangement will be maintained beyond September 30, 2009, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2009.


Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.



EXAMPLE               1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Class S shares        $117         $365         $633       $1,398




                                       DWS California Tax-Free Income Fund  | 11

                                           Class S
  ticker symbol                            SNWYX
    fund number                            2326

    DWS NEW YORK TAX-FREE INCOME FUND



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks a high level of current income that is exempt from New York State and New York City personal income taxes and federal income taxes.

            Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose income is free from regular federal and New York State personal income tax. In addition, the fund invests at least 65% of net assets in municipal securities and other securities that are exempt from New York City personal income taxes. The fund may invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax
            (AMT).

            The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenue from a particular source) and general obligation bonds (which are typically backed by the issuer's ability to levy taxes). They may also include industrial development bonds, municipal lease obligations and investments representing an interest therein.

            The portfolio managers look for securities that appear to offer the best total return potential. In making their buy and sell decisions, the managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements and yield levels across varying maturities to characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.


            Although the managers may adjust the fund's duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Barclays Capital Municipal Bond Index, generally between five and nine years.



12 | DWS New York Tax-Free Income Fund

            In addition, they may use various types of derivative instruments (instruments whose value is based on, for example, indexes, commodities or securities) for hedging purposes or to enhance return. Such instruments may include inverse floaters, futures contracts, interest rate swaps and other over-the-counter derivatives.

            CREDIT QUALITY POLICIES. Normally at least 90% of the fund's municipal securities are in the top four grades of credit quality. Up to 10% of the fund's municipal securities may be high yield bonds (commonly referred to as "junk" bonds), which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields but have higher volatility and higher risk of default on payments.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


            INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the duration of the fund's securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities and may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, thereby reducing the value of such a security.

            CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/ or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (those rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for New York investors who are interested in a long term investment that seeks to generate tax-free income.



                                         DWS New York Tax-Free Income Fund  | 13
            cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. Industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality. In addition, certain municipal lease obligations may be considered illiquid and thus more likely to default or become difficult to sell because they carry limited credit backing.

            FOCUSED INVESTING RISK. The fact that the fund focuses on investments in New York State and New York City increases risk, because factors affecting the state or city, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner. For example, a downturn in the financial industry could bring on a fiscal crisis in New York City, which has experienced such crises before. New York State could also face severe fiscal difficulties, for example, an economic downturn, increased expenditures on domestic security or reduced monetary support from the federal government. Over time, these issues may have the ability to impair the state's ability to repay its obligations.


            The fund's ability to achieve its investment goal depends upon the ability of the issuers of New York municipal securities to repay their debt. New York State and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers. For example, the New York economy was particularly hard hit in recent years following the September 11, 2001 attacks, international tensions and financial service industry scandals.


            As of November 12, 2008, the S&P rating of New York State's general obligation bonds was "AA," Moody's rating was "Aa3" and Fitch's rating was "AA-." Should the financial condition of New York State deteriorate, its credit ratings could be downgraded, and the market value and marketability of all outstanding notes and bonds issued by New York State, its public authorities or local governments could be adversely affected. For more information, see the Statement of Additional Information, under "State Specific Risk Factors."



14 | DWS New York Tax-Free Income Fund

            MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the fund by reducing the relative attractiveness of debt securities as an investment. Also, to the extent that the fund emphasizes debt securities from any given state or region, it could be hurt if that state or region does not do well.


            NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.


            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


            TAX RISK. Although the fund intends to invest primarily in securities the interest on which is exempt from federal income tax, the Internal Revenue Service (the "IRS") has generally not ruled on the taxability of the securities. An assertion of taxability by the IRS could affect the taxability of income, a fund's and shareholder's income tax liability for the current or past years and could create liability for information reporting penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.


                                         DWS New York Tax-Free Income Fund  | 15

            FOR INFORMATION CONCERNING IMPORTANT TAX CONSEQUENCES of an investment in the fund, please see "Understanding Distributions and Taxes."

            Other factors that could affect performance include:


            - portfolio management could be wrong in the analysis of municipal credits, economic trends, the relative attractiveness of different securities or other matters.



            - political or legal actions could change the way the fund's dividends are treated for income tax purposes.


            - at times, market conditions might make it hard to value some investments or to get an attractive price for them; this risk is generally greater for junk bonds than for investment-grade bonds.

16 | DWS New York Tax-Free Income Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the performance of the fund's Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The table shows returns for Class S shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS New York Tax-Free Income Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Class S




10.30       4.71      3.03      2.97      4.59     2.88
2002       2003      2004      2005      2006      2007







2008 TOTAL RETURN AS OF SEPTEMBER 30: -4.63%
FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 5.55%, Q3 2002                 WORST QUARTER: -1.87%, Q2 2004




                                         DWS New York Tax-Free Income Fund  | 17

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007




                                                1 YEAR        5 YEARS       LIFE OF CLASS*
 CLASS S
   Return before Taxes                           2.88           3.63              4.49
   Return after Taxes on Distributions           2.88           3.59              4.46
   Return after Taxes on Distributions
   and Sale of Fund Shares                       3.21**         3.70**            4.46
 BARCLAYS CAPITAL MUNICIPAL BOND
 INDEX (reflects no deductions for fees,
 expenses or taxes)                              3.36           4.30              5.11



 * On June 18, 2001, the fund commenced operations of Class S shares. Index returns begin June 30, 2001.



 **   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

 The BARCLAYS CAPITAL MUNICIPAL BOND INDEX (name changed from Lehman Brothers Municipal Bond Index effective November 3, 2008) is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.



--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 728-3337 or visit our Web site at www.dws-investments.com.



--------------------------------------------------------------------------------

Return information assumes that fund shares were sold at the end of the period.


RETURN AFTER TAXES ON DISTRIBUTIONS reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.


RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.



18 | DWS New York Tax-Free Income Fund

HOW MUCH INVESTORS PAY


The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.




FEE TABLE                                         CLASS S
 SHAREHOLDER FEES, paid directly from your investment
______________________________________________________________________
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds)1                              2.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
______________________________________________________________________
 Management Fee                                     0.44%
 Distribution/Service (12b-1) Fees                 None
 Interest Expense2                                  0.45
 Other Expenses3                                    0.37
 TOTAL ANNUAL OPERATING EXPENSES                    1.26
 Less Fee Waiver/Expense
 Reimbursement4                                     0.20
 NET ANNUAL OPERATING EXPENSES4                     1.06



1   This fee is charged on applicable redemptions or exchanges. Please see
   "Policies about transactions" for further information.

2   Interest expense relates to the fund's liability with respect to floating rate notes held by third parties in conjunction with certain inverse floater securities transactions. However, the accounting treatment for such transactions includes an offsetting interest income item, and accordingly has no impact to net investment income, total return or net asset value.


3   "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.

4   Through November 30, 2009, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total annual operating expenses at 0.61% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.



EXAMPLE               1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Class S shares        $108         $380         $672       $1,505




                                         DWS New York Tax-Free Income Fund  | 19

OTHER POLICIES AND RISKS

           While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, each fund's Board could change a fund's investment objective without seeking shareholder approval. However, each fund's policy of investing at least 80% of net assets, determined at the time of purchase, in municipal securities exempt from regular federal income tax and state income tax of the named state cannot be changed without shareholder approval.


           - As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market securities or other short-term bonds that offer comparable levels of risk. This could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions. Temporary investments may be taxable.

           - Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit a fund.



           For more information

           This prospectus doesn't tell you about every policy or risk of investing in each fund.

           If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


           Keep in mind that there is no assurance that a fund will achieve its objective.



20 | Other Policies and Risks

           A complete list of each fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. Each fund's Statement of Additional Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUNDS


           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for each fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


           DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


                                        Who Manages and Oversees the Funds  | 21

           MANAGEMENT FEE. The Advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets.



FUND NAME                                             FEE PAID
           DWS California Tax-Free Income Fund         0.50  %
           DWS New York Tax-Free Income Fund            0.52%*



           * Reflects the effects of expense limitations and/or fee waivers then in effect.



           On March 31, 2008 and August 15, 2008, shareholders of DWS California Tax-Free Income Fund and DWS New York Tax-Free Income Fund, respectively, approved an amended and restated investment management agreement (an "Amended Management Agreement") with the Advisor. Pursuant to an Amended Management Agreement, the Advisor provides continuous investment management of the assets of a fund.

           Effective May 1, 2008 and September 1, 2008, DWS California Tax-Free Income Fund and DWS New York Tax-Free Income Fund, respectively, pay the Advisor under an Amended Management Agreement a fee, calculated daily and paid monthly, at the annual rate of 0.450% of the fund's average daily net assets up to $250 million, 0.420% of the next $750 million, 0.400% of the next $1.5 billion, 0.380% of the next $2.5 billion, 0.350% of the next $2.5 billion, 0.330% of the next $2.5 billion, 0.310% of the next $2.5 billion and 0.300% thereafter.


           A discussion regarding the basis for the Board's approval of each fund's investment management agreement is contained in the most recent shareholder reports for the semi-annual period ended February 28 (see "Shareholder reports" on the back cover).


           Under a separate administrative services agreement between each fund and the Advisor, each fund pays the Advisor a fee for providing most of each fund's administrative services.



22 | Who Manages and Oversees the Funds

Portfolio management

Each fund is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. The team is led by co-lead portfolio managers who are responsible for developing the fund's investment strategy. Each portfolio manager on the team has authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of each fund:

DWS CALIFORNIA TAX-FREE INCOME FUND

Philip G. Condon
Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1983 and the fund in 2000.
- Over 30 years of investment industry experience.
- BA and MBA, University of Massachusetts at Amherst.

Eleanor R. Lynch, CFA
Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1995 and the fund in 1999.
- Over 20 years of investment industry experience.
- BS, Ursinus College; MS, Drexel
     University.

Matthew J. Caggiano, CFA
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1989 and the fund in 1999.

- Over 18 years of investment industry experience.

- BS, Pennsylvania State University; MS, Boston College.

DWS NEW YORK TAX-FREE INCOME FUND

Philip G. Condon
Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1983 and the fund in 2000.
- Over 30 years of investment industry experience.
- BA and MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield, CFA
Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1986 and the fund in 1999.
- Over 20 years of investment industry experience.
- BA, Duke University.

Matthew J. Caggiano, CFA
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1989 and the fund in 2004.

- Over 18 years of investment industry experience.

- BS, Pennsylvania State University; MS, Boston College.

Each fund's Statement of Additional Information provides additional information about a portfolio manager's investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                        Who Manages and Oversees the Funds  | 23

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report (see "Shareholder reports" on the back cover).


24 | Financial Highlights

DWS California Tax-Free Income Fund - Class S



YEARS ENDED AUGUST 31,                   2008           2007          2006          2005          2004
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                              $  7.34         $ 7.52       $  7.59       $  7.56       $  7.42
--------------------------------       -------         ------       -------       -------       -------
Income (loss) from
investment operations:
  Net investment income a                  .33            .33           .33           .34           .35
________________________________       _______         ______       _______       _______       _______
  Net realized and unrealized
  gain (loss)                            ( .10)         ( .19)        ( .06)          .04           .15
--------------------------------       -------         ------       -------       -------       -------
  TOTAL FROM INVESTMENT
  OPERATIONS                               .23            .14           .27           .38           .50
________________________________       _______         ______       _______       _______       _______
Less distributions from:
  Net investment income                  ( .33)         ( .32)        ( .34)        ( .35)        ( .36)
________________________________       _______         ______       _______       _______       _______
  Net realized gains                     ( .02)         ( .00)*           -             -             -
--------------------------------       -------         ------       -------       -------       -------
  TOTAL DISTRIBUTIONS                    ( .35)         ( .32)        ( .34)        ( .35)        ( .36)
________________________________       _______         ______       _______       _______       _______
Redemption fees                            .00*           .00*          .00*          .00*            -
--------------------------------       -------         ------       -------       -------       -------
NET ASSET VALUE, END OF
PERIOD                                 $  7.22         $ 7.34       $  7.52       $  7.59       $  7.56
--------------------------------       -------         ------       -------       -------       -------
Total Return (%)                        3.17b            1.92          3.63          5.10          6.81
--------------------------------       -------         ------       -------       -------       -------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                               244            233           251           272           281
_________________________________      _______         ______       _______       _______       _______
Ratio of expenses before
expense reductions (including
interest expense) (%)c                    1.15           1.10          1.10           .89           .74
_________________________________      _______         ______       _______       _______       _______
Ratio of expenses after
expense reductions (including
interest expense) (%)c                    1.12           1.10          1.10           .89           .74
_________________________________      _______         ______       _______       _______       _______
Ratio of expenses after
expense reductions (excluding
interest expense) (%)                      .63            .62           .61           .62           .61
_________________________________      _______         ______       _______       _______       _______
Ratio of net investment
income (loss) (%)                         4.51           4.35          4.51          4.55          4.62
_________________________________      _______         ______       _______       _______       _______
Portfolio turnover rate (%)                 56             37            32            23            25
---------------------------------      -------         ------       -------       -------       -------



a   Based on average shares outstanding during the period.


b   Total return would have been lower had certain expenses not been reduced.

c   Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.


*   Amount is less than $.005.

                                                      Financial Highlights  | 25

DWS New York Tax-Free Income Fund - Class S



YEARS ENDED AUGUST 31,                   2008             2007            2006           2005           2004
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                             $  10.64         $  10.91        $  11.05       $  11.05       $  10.88
--------------------------------      --------         --------        --------       --------       --------
Income (loss) from
investment operations:
  Net investment income a                  .46              .45             .46            .46            .48
________________________________      ________         ________        ________       ________       ________
  Net realized and unrealized
  gain (loss)                           (  .13)          (  .22)         (  .13)           .00*           .18
--------------------------------      --------         --------        --------       --------       --------
  TOTAL FROM INVESTMENT
  OPERATIONS                               .33              .23             .33            .46            .66
________________________________      ________         ________        ________       ________       ________
Less distributions from:
  Net investment income                 (  .46)          (  .44)         (  .45)        (  .46)        (  .49)
________________________________      ________         ________        ________       ________       ________
  Net realized gains                         -           (  .06)         (  .02)             -              -
--------------------------------      --------         --------        --------       --------       --------
  TOTAL DISTRIBUTIONS                   (  .46)          (  .50)         (  .47)        (  .46)        (  .49)
________________________________      ________         ________        ________       ________       ________
Redemption fees                            .00*             .00*            .00*           .00*             -
--------------------------------      --------         --------        --------       --------       --------
NET ASSET VALUE, END OF
PERIOD                                $  10.51         $  10.64        $  10.91       $  11.05       $  11.05
--------------------------------      --------         --------        --------       --------       --------
Total Return (%)                        3.13b            2.17b             3.14           4.30           6.12
--------------------------------      --------         --------        --------       --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                               194              256             247            187            190
_________________________________     ________         ________        ________       ________       ________
Ratio of expenses before
expense reductions (including
interest expense) (%)c                    1.26              .96            1.01            .81            .71
_________________________________     ________         ________        ________       ________       ________
Ratio of expenses after
expense reductions (including
interest expense) (%)c                    1.06              .90            1.01            .81            .71
_________________________________     ________         ________        ________       ________       ________
Ratio of expenses after
expense reductions (excluding
interest expense) (%)                      .61              .65             .66            .67             65
_________________________________     ________         ________        ________       ________       ________
Ratio of net investment
income (%)                                4.32             4.14            4.19           4.22           4.38
_________________________________     ________         ________        ________       ________       ________
Portfolio turnover rate (%)                 39               37              55             53             21
---------------------------------     --------         --------        --------       --------       --------



a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c   Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

*   Amount is less than $.005.

26 | Financial Highlights

HOW TO INVEST IN THE FUNDS

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN A FUND AND WHAT TO EXPECT AS A SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Investments, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

Please remember, CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the funds' distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.


You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.

How to BUY Class S Shares





 FIRST INVESTMENT                              ADDITIONAL INVESTMENTS
 $2,500 or more for regular accounts           $50 or more for regular accounts and
 $1,000 or more for IRAs and UTMAs/           IRAs
 UGMAs                                        $50 or more for an account with an
 $1,000 or more for an account with an        Automatic Investment Plan
 Automatic Investment Plan
 BY MAIL OR EXPRESS MAIL (SEE BELOW)
                                              Send a DWS Investments investment
 -  Fill out and sign an application
                                              slip or short note that includes:
 -  Send it to us at the appropriate
                                              -  fund and class name
  address, along with an investment
  check made payable to "DWS                  -  account number
  Investments"                                -  check made payable to "DWS
                                              Investments"
 BY WIRE
 -  Call (800) 728-3337 for instructions      -  Call (800) 728-3337 for instructions
 BY PHONE
 Not available                                -  Call (800) 728-3337 for instructions
 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the information on your           -  To set up regular investments from a
  application including a check for the       bank checking account, call
  initial investment and a voided check       (800) 728-3337 (minimum $50)
 USING QuickBuy
 Not available                                -  Call (800) 728-3337 to make sure
                                              QuickBuy is set up on your account; if
                                              it is, you can request a transfer from
                                              your bank account of any amount
                                              between $50 and $250,000
 ON THE INTERNET
 -  Register at                               -  Call (800) 728-3337 to ensure you have
  www.dws-investments.com or log in if        electronic services
  already registered                          -  Register at www.dws-
 -  Print out a prospectus and a new          investments.com
  account application                         or log in if already registered
 -  Complete and return the application       -  Follow the instructions for buying
  with your check                             shares with money from your bank
                                              account



--------------------------------------------------------------------------------
REGULAR MAIL:


First Investment: DWS Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: DWS Investments, PO Box 219154, Kansas City, MO 64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Investments, 210 West 10th Street, Kansas City, MO 64105-1614



28 | How to Buy Class S Shares

How to EXCHANGE or SELL Class S Shares





 EXCHANGING INTO ANOTHER FUND                    SELLING SHARES
                                                 Some transactions, including most for
 -  Exchanges into existing accounts:
                                                over $100,000, can only be ordered in
  $50 minimum per fund
                                                writing with a signature guarantee;
 -  Exchanges into new accounts:
                                                please see "Signature Guarantee"
  $2,500 minimum per fund
  $1,000 minimum for IRAs and UTMAs/
  UGMAs
 BY PHONE                                        BY PHONE OR WIRE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions
 USING THE AUTOMATED INFORMATION LINE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions
 BY MAIL OR EXPRESS MAIL
 (see previous page for address)
 Your instructions should include:              Your instructions should include:
 -  the fund, class and account number          -  the fund, class and account number
  you're exchanging out of                      from which you want to sell shares
 -  the dollar amount or number of shares       -  the dollar amount or number of shares
  you want to exchange                          you want to sell
 -  the name and class of the fund you          -  your name(s), signature(s) and
  want to exchange into                         address, as they appear on your
                                                account
 -  your name(s), signature(s) and
  address, as they appear on your               -  a daytime telephone number
  account
 -  a daytime telephone number
 WITH AN AUTOMATIC EXCHANGE PLAN                 WITH AN AUTOMATIC WITHDRAWAL PLAN
 -  To set up regular exchanges from a          -  To set up regular cash payments from
  fund account, call (800) 728-3337             a DWS fund account, call
                                                (800) 728-3337
 USING QuickSell
 Not available                                  -  Call (800) 728-3337 to make sure
                                                QuickSell is set up on your account; if
                                                it is, you can request a transfer to your
                                                bank account of any amount between
                                                $50 and $250,000
 ON THE INTERNET
 -  Register at www.dws-                        -  Register at www.dws-
  investments.com or log in if already          investments.com or log in if already
  registered                                    registered
 -  Follow the instructions for making on-      -  Follow the instructions for making on-
  line exchanges                                line redemptions



--------------------------------------------------------------------------------


TO REACH US:      WEB SITE: www.dws-investments.com
                  TELEPHONE REPRESENTATIVE: (800) 728-3337, M-F, 9 a.m. - 6 p.m. ET
                  TDD LINE: (800) 972-3006, M-F, 9 a.m.- 6 p.m. ET




                                    How to Sell or Exchange Class S Shares  | 29

           Financial intermediary support payments


           The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each fund, any record keeping/sub-transfer agency/networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.



           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


30 | How to Sell or Exchange Class S Shares

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of each fund serviced and maintained by the financial advisor, .05% to .25% of sales of each fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each fund or of any particular share class of each fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each fund. Additional information regarding these revenue sharing payments is included in each fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


           It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of


                                    How to Sell or Exchange Class S Shares  | 31
           broker-dealers to execute portfolio transactions for each fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


POLICIES YOU SHOULD KNOW ABOUT


           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.


           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by a fund. Please note that a financial advisor may charge fees separate from those charged by a fund and may be compensated by a fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 728-3337.


           Policies about transactions

           EACH FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Questions? You can speak to a DWS Investments representative between 9 a.m. and 6 p.m. Eastern time on any fund business day by calling (800) 728-3337.


32 | Policies You Should Know About

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

           Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in each fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


           INITIAL PURCHASE MINIMUMS. The minimum initial investment is $2,500, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, for which there is no minimum initial investment; and fiduciary accounts such as



                                            Policies You Should Know About  | 33

           IRAs and custodial accounts such as Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts for which the minimum initial investment is $1,000 per account. In addition, the minimum initial investment is $1,000 if an automatic investment plan of $50 per month is established. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.


           SUB-MINIMUM BALANCES. Each fund may close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments) or below $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

           Because of the high cost of servicing accounts with low balances, an account maintenance fee of $6.25 per quarter (for a $25 annual fee) will be assessed on accounts whose balances fail to meet the minimum initial investment requirement for a period of 90 days prior to the assessment date. The quarterly assessment will occur on or about the 15th of the last month in each calendar quarter. Please note that the fee will be assessed on accounts that fall below the minimum for any reason, including due to market value fluctuations, redemptions or exchanges. The account maintenance fee will apply to all shareholders of the DWS Funds except for: accounts with an automatic investment plan, accounts held in an omnibus account through a financial services firm, accounts maintained on behalf of participants in certain fee based and wrap programs offered through certain financial intermediaries approved by the Advisor and participant level accounts in group retirement plans held on the records of a retirement plan record keeper.


           SUBSEQUENT INVESTMENTS. The minimum subsequent investment is $50. However, there is no minimum investment requirement for subsequent investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor.


34 | Policies You Should Know About

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of a fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., "time zone arbitrage"). Each fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


           Pursuant to its policies, each fund will impose a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees"). Each fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Each fund may take other trading activity into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


           Shareholders are limited to four roundtrip transactions in the same DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS Fund. Each fund has sole discretion whether to remove a block from a shareholder's


                                            Policies You Should Know About  | 35
           account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to each fund's redemption fee policy (see "Redemption fees" described below).

           Each fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to a fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by a fund or administrator and transactions by certain qualified funds-of-funds.


           In certain circumstances where shareholders hold shares of a fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of a fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds' policies, or prohibit transactions not subject to the DWS Funds' policies.

           The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of a fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if a fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See "How each fund calculates share price.")


36 | Policies You Should Know About

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

           Each fund's market timing policies and procedures may be modified or terminated at any time.


           REDEMPTION FEES. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to each fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.



           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with a fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to a fund. For this reason, each fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Investments Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-INVESTMENTS.COM to get up-to-date information, review balances or even place orders for exchanges.


                                            Policies You Should Know About  | 37
           on customer accounts and to collect and remit the proceeds to each fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from each fund's.


           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA;
           (iv) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (v) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder;
           (viii) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by a fund or its agents in their sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions with the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.



38 | Policies You Should Know About

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 728-3337. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Investments. You can also use this service to make exchanges and to purchase and sell shares.


           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 728-3337.

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 728-3337 at a later date.

           Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           EACH FUND DOES NOT ISSUE SHARE CERTIFICATES.

            WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. Each fund can only send wires of $1,000 or more and accept wires of $50 or more.


           EACH FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. Each fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.


                                            Policies You Should Know About  | 39
           you offer as payment to someone else). Checks should normally be payable to DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check.


           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 728-3337 or contact your financial advisor for more information.


           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. Each fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings;
           2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of



40 | Policies You Should Know About
           securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by each fund, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


           How each fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING



           The price at which you buy and sell shares is based on the NAV per share next calculated after the order is received by the transfer agent.


           EACH FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days of purchase. Please see "Policies about transactions - Redemption fees" for further information.


           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by a fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service



                                            Policies You Should Know About  | 41
           information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.


           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time


           - withhold a portion of your distributions and redemption proceeds if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding


           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason

           - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interests or when a fund is requested or compelled to do so by governmental authority or by applicable law


           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability


           - pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

42 | Policies You Should Know About

            - change, add or withdraw various services, fees and account policies (for example, we may adjust a fund's investment minimums at any time)


UNDERSTANDING DISTRIBUTIONS AND TAXES


           Each fund intends to distribute to its shareholders virtually all of its net earnings. Each fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds and by selling investments for more than it paid for them. (Each fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) Each fund may not always pay a dividend or other distribution for a given period.


           INCOME DIVIDENDS ARE DECLARED DAILY AND PAID MONTHLY. Short-term and long-term capital gains are paid in November or December or otherwise as needed.


           Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.


           Income distributions that are properly designated as exempt-interest dividends will not be subject to regular federal income tax, but they may be subject to the federal individual and corporate alternative minimum taxes.

            YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

                                     Understanding Distributions and Taxes  | 43
           gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           Each fund intends to distribute tax-exempt interest as exempt-

           interest dividends, which are generally excluded from gross income for regular federal income tax purposes, but may be subject to alternative minimum tax and state and local income taxes. Their distributions from other sources, if any, would be taxable as described above.


           Dividends from each fund are generally tax-free for most shareholders, meaning that investors who are individuals can receive them without incurring federal and (for some investors) state and local income tax liability. However, there are a few exceptions:


           - a portion of a fund's dividends may be taxable if it came from investments in taxable securities or tax-exempt market discount bonds


           - because a fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax
              (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT

           -  capital gains distributions may be taxable


           THE FEDERAL INCOME TAX STATUS of a fund's earnings you receive and your own fund transactions generally depends on their type:



GENERALLY TAXED AT LONG-TERM                           GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                                    INCOME RATES:
DISTRIBUTIONS FROM A FUND
- gains from the sale of                               -  gains from the sale of
  securities held (or treated as                          securities held by a fund for
  held) by a fund for more than                           one year or less
  one year                                             -  all other taxable income
- qualified dividend income                               (except for tax-exempt
                                                          interest income)
TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                              -  gains from selling fund
  shares held for more than                               shares held for one year or
  one year                                                less



44 | Understanding Distributions and Taxes

           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY A FUND MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, a fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in a fund through a taxable account, your after-tax return could be negatively impacted.


           Investments in certain debt obligations or other securities may cause a fund to recognize taxable income in excess of the cash generated by them. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by a fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends received by a fund from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from real estate investment trusts. In addition, a fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to a fund's shares for the lower tax rates to apply. The funds do not expect a significant portion of their distributions to constitute qualified dividend income.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been temporarily reduced to 15%, in general, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For taxable years beginning on or after January 1, 2011, the maximum long-term capital gain rate is scheduled to return to 20%.



                                     Understanding Distributions and Taxes  | 45

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.


           IF YOU INVEST RIGHT BEFORE A FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after a fund pays a dividend. In tax-advantaged retirement accounts you generally do not need to worry about this.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from a fund, provided certain holding period and other requirements are met.

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in a fund. For more information, see "Taxes" in the Statement of Additional Information.




46 | Understanding Distributions and Taxes

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary



           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. If redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


                                                                  Appendix  | 47

DWS California Tax-Free Income Fund - Class S




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.15%              3.85%       $ 10,385.00        $   117.21
   2           10.25%        1.15%              7.85%       $ 10,784.52        $   121.73
   3           15.76%        1.15%             12.00%       $ 11,200.04        $   126.41
   4           21.55%        1.15%             16.31%       $ 11,631.24        $   131.28
   5           27.63%        1.15%             20.79%       $ 12,079.04        $   136.33
   6           34.01%        1.15%             25.44%       $ 12,544.09        $   141.58
   7           40.71%        1.15%             30.27%       $ 13,027.03        $   147.03
   8           47.75%        1.15%             35.29%       $ 13,528.57        $   152.69
   9           55.13%        1.15%             40.49%       $ 14,049.42        $   158.57
  10           62.89%        1.15%             45.90%       $ 14,590.33        $   164.68
  TOTAL                                                                        $ 1,397.51




48 | Appendix

DWS New York Tax-Free Income Fund - Class S




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.06%              3.94%       $ 10,394.00        $   108.09
   2           10.25%        1.26%              7.83%       $ 10,782.74        $   133.41
   3           15.76%        1.26%             11.86%       $ 11,186.01        $   138.40
   4           21.55%        1.26%             16.04%       $ 11,604.37        $   143.58
   5           27.63%        1.26%             20.38%       $ 12,038.37        $   148.95
   6           34.01%        1.26%             24.89%       $ 12,488.61        $   154.52
   7           40.71%        1.26%             29.56%       $ 12,955.68        $   160.30
   8           47.75%        1.26%             34.40%       $ 13,440.22        $   166.29
   9           55.13%        1.26%             39.43%       $ 13,942.89        $   172.51
  10           62.89%        1.26%             44.64%       $ 14,464.35        $   178.97
  TOTAL                                                                        $ 1,505.02




                                                                  Appendix  | 49

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from a fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about a fund, call (800) 728-3337, or contact DWS Investments at the address listed below. Each fund's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS      SEC                     DISTRIBUTOR
-----------------    --------------------    ------------------------------
PO Box 219151        100 F Street, N.E.      DWS Investments Distributors,
Kansas City, MO      Washington, D.C.        Inc.
64121-9151           20549-0102              222 South Riverside Plaza
WWW.DWS-             WWW.SEC.GOV             Chicago, IL 60606-5808
INVESTMENTS.COM      (800) SEC-0330          (800) 621-1148
(800) 728-3337




SEC FILE NUMBER:
DWS State Tax-Free Income Series        DWS California Tax-Free Income Fund    811-3657
DWS State Tax-Free Income Series          DWS New York Tax-Free Income Fund    811-3657







(12/01/08) 409/326-2             [RECYCLE GRAPHIC APPEARS HERE]
                                                                       [Logo]DWS
                                                                      INVESTMENT
                                                             Deutsche Bank Group

                        DWS STATE TAX-FREE INCOME SERIES


                       DWS California Tax-Free Income Fund
                            (Class A, B and C shares)

                        DWS New York Tax-Free Income Fund
                            (Class A, B and C shares)










                       STATEMENT OF ADDITIONAL INFORMATION


                                December 1, 2008

This combined Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus for DWS California Tax-Free Income Fund and DWS New York Tax-Free Income Fund (each a "Fund," and collectively, the "Funds"), each a series of DWS State Tax-Free Income Series (the "Trust"), dated December 1, 2008, as amended from time to time, a copy of which may be obtained without charge by contacting DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1148, or from the firm from which this SAI was obtained. This information is also available along with other related materials on the Securities and Exchange Commission's (the "SEC") Internet Web site (http://www.sec.gov).

Portions of the Annual Report to Shareholders of each Fund, dated August 31, 2008 is incorporated herein by reference and are hereby deemed to be part of this SAI as specified herein.

This SAI is incorporated by reference into the combined prospectus.

                                TABLE OF CONTENTS

                                                                         Page

INVESTMENT RESTRICTIONS.....................................................1

INVESTMENT POLICIES AND TECHNIQUES.........................................63
   Portfolio Holdings .....................................................83

MANAGEMENT OF THE FUNDS....................................................84
   Investment Advisor......................................................84

FUND SERVICE PROVIDERS.....................................................98
   Administrator...........................................................98
   Distributor.............................................................99
   Independent Registered Public Accounting Firm..........................103
   Legal Counsel..........................................................103
   Fund Accounting Agent..................................................103
   Custodian..............................................................104
   Transfer Agent and Shareholder Service Agent...........................104

PORTFOLIO TRANSACTIONS....................................................106

PURCHASE AND REDEMPTION OF SHARES.........................................109

TAXES.....................................................................134

NET ASSET VALUE...........................................................144

TRUSTEES AND OFFICERS.....................................................145

FUND ORGANIZATION.........................................................163

PROXY VOTING GUIDELINES...................................................167

FINANCIAL STATEMENTS......................................................168

ADDITIONAL INFORMATION....................................................168

APPENDIX A -- PROXY VOTING GUIDELINES.....................................170

APPENDIX B -- RATINGS OF INVESTMENTS......................................195



                             INVESTMENT RESTRICTIONS


Except as otherwise indicated, a Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met.


Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.


Each Fund has elected to be classified as a non-diversified series of an open-end management investment company.


A non-diversified fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers. While not limited by the Investment Company Act of 1940, as amended (the "1940 Act") as to the proportion of its assets that it may invest in obligations of a single issuer, the Funds will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

As a matter of fundamental policy, each Fund may not:

(1) borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4) engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund's ownership of securities;


(6) purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time; or


(7) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

The Trustees of the Trust have adopted nonfundamental policies and restrictions, which are observed in the conduct of each Fund's affairs. These represent intentions of the Trustees based upon current circumstances. Nonfundamental policies may be changed by the Trustees of the Trust without requiring approval of or, with certain exceptions, prior notice to a Fund's shareholders.


As a matter of nonfundamental policy, each Fund currently does not intend to:

(1)      borrow money in an amount greater than 5% of its total assets except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund's registration statement which may be deemed to be borrowings;

(2) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(3) purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(4) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(5) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(6) lend portfolio securities in an amount greater than 5% of its total assets; and

(7)      invest in more than 15% of net assets in illiquid securities.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.


As a matter of fundamental policy, at least 80% of a Fund's net assets will normally be invested in municipal securities whose income is free from regular federal income tax and, in the case of DWS California Tax-Free Income Fund, free from California state income tax, and in the case of DWS New York Tax Free Income Fund, free from New York state income tax, In addition, DWS New York Tax-Free Income Fund invests at least 65% of net assets in municipal securities and other securities that are exempt from New York City personal income taxes. All income distributed by each Fund is expected to be exempt from regular federal income tax and the income tax of the named state. Ordinarily, each Fund expects that 100% of its portfolio securities will be federally tax-exempt securities although a small portion of its income may be subject to regular federal income tax, federal alternative minimum tax ("AMT") or state and local taxes.

The Funds' distributions from interest on certain municipal securities may be subject to the AMT depending upon investors' particular situations. However, a Fund will not invest more than 20% of its net assets in municipal securities whose interest income, when distributed to shareholders, is subject to the individual AMT. In addition, other state and local taxes may apply, depending on your state tax laws.


There is no current intention to invest more than 5% of a Fund's net assets in reverse repurchase agreements.


Moreover, although each Fund does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in "Municipal Securities", as defined below, that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by DIMA. To the extent that a Fund's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, a Fund will be subject to the risks presented by such projects to a greater extent than it would be if a Fund's assets were not so concentrated. For purposes of a Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.


Although there is no current intention to do so, each Fund may invest more than 25% of its total assets in industrial development or other private activity bonds, subject to a Fund's fundamental investment policies. Because these bonds are frequently subject to regular federal income tax and AMT, investment in these types of bonds is also subject to a Fund's limitation on investing in municipal securities whose investment income is subject to these taxes. The Funds do not currently consider private activity bonds to be Municipal Securities for purposes of the 80% requirement.


Each Fund is designed for persons who are seeking a high level of income exempt from federal income taxes and from personal income taxes of a particular state. The tax exemption of Fund dividends for federal income tax purposes and, if applicable, particular state or local personal income tax purposes does not necessarily result in exemption under the income or other tax laws of any other state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of interest income and investments, and shareholders are advised to consult their own tax advisors as to the status of their accounts under state and local tax laws. The Funds may not be appropriate investments for qualified retirement plans and Individual Retirement Accounts.


The following information as to certain risk factors is given to investors because each Fund concentrates its investments in Municipal Securities of a particular state. Such information constitutes only a summary, does not purport to be a complete description and is based upon information from official statements relating to securities offerings of state issuers. Investors should remember that rating agencies do change ratings periodically so that ratings mentioned here may have changed.


The Funds invest principally in Municipal Securities. which are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include:


o        to refund outstanding obligations

o        to obtain funds for general operating expenses

o        to obtain funds to loan to other public institutions and facilities.

The two general classifications of Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.

The yields on Municipal Securities are dependent on a variety of factors, including general conditions of the Municipal Securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields while Municipal Securities of the same maturity and coupon with different ratings may have the same yield.

The Funds may invest in tax-exempt leases. A tax-exempt lease is an obligation, often a lease purchase or installment contract, pursuant to which a governmental user of a capital asset, such as an item of equipment, agrees to make payments of the purchase price plus interest over a period of years, normally with the right to purchase the asset at the termination of the lease for a nominal amount. Tax-exempt leases normally have a term of only two to seven years, a relatively short period of time, and often have a higher interest rate than tax-exempt investments of a comparable term.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the federal income tax-free nature of the interest thereon.

STATE SPECIFIC RISK FACTORS


DWS California Tax-Free Income Fund normally invests in bonds issued by California State or its political subdivisions. DWS New York Tax-Free Income Fund normally invests in bonds issued by New York State or its political subdivisions. A Fund is therefore subject to various statutory, political and economic factors unique to the states of California or New York. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on California and New York securities owned by a Fund. The information is derived from various public sources, all of which are available to investors generally, and which a Fund believes to be accurate.


DWS California Tax-Free Income Fund


The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information available as of the date of this SAI from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California. While such information has not been independently verified, the Advisor has no reason to believe that such information is not correct in all material respects.


State Budget Process

The State's fiscal year begins on July 1st and ends on June 30th of the following year. Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure is the annual Budget Act as approved by the Legislature and signed by the Governor. The annual budget is proposed by the Governor by January 10th of each year for the next fiscal year (the "Governor's Budget"). State law requires the annual proposed Governor's Budget to provide for projected revenues equal to or in excess of projected expenditures for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal. During late spring, usually in May, the Department of Finance submits revised revenue and expenditure estimates for both the current and budget years to the Legislature. This update process is referred to as the May Revision. The Budget Act, which follows the May Revision, must be approved by a two-thirds majority vote of each House of the Legislature.

Appropriations also may be included in legislation other than the Budget Act. With limited exceptions, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution.

The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.


Fiscal Year 2007-08 Budget

The 2007-08 Governor's Budget, released on January 10, 2007, revised various revenue and expenditure estimates for 2006-07. The 2007-08 Governor's Budget projected that California would end fiscal year 2006-07 with a total reserve of $2.9 billion, an increase of $823 million from estimates made at the time the 2006 Budget Act was enacted. The Governor's Budget projected General Fund revenues and transfers for the 2007-08 fiscal year of $101.3 billion, an increase of 7.1 percent from the prior year, and expenditures of $103.1 billion, an increase of 1.0 percent, with the difference made up from prior years' available reserves.

As of the 2007-08 Governor's Budget, General Fund revenues and transfers for fiscal year 2006-07 were projected at $94.5 billion, an increase of $637 million compared with 2006 Budget Act estimates. This increase was primarily due to higher major tax revenues of $512 million. As of the 2007-08 Governor's Budget, General Fund expenditures for fiscal year 2006-07 were projected at $102.1 billion, an increase of $876 million compared with 2006 Budget Act estimates.

The 2007-08 Governor's Budget projected to end fiscal year 2007-08 with a $2.1 billion total reserve, including $1.5 billion in the Budget Stabilization Account. The 2007-08 Governor's Budget reflected, among other assumptions, an increase in 2007-08 major revenues of $5.8 billion, or 6.2 percent, due to continued economic growth and, to a lesser extent, certain revenue proposals. The 2007-08 Governor's Budget also reflected $506 million in revenues from Indian Gaming compacts that were pending legislative approval as of the 2007-08 Governor's Budget.

General Fund expenditures for fiscal year 2007-08 were projected at $103.1 billion, an increase of $1 billion, or 1 percent, compared with the revised estimates for 2006-07. This increase reflected, among other things, $2.6 billion in policy decisions to reduce expenditures, including a $1.1 billion reduction by expanding the use of revenue sources for public transportation costs.





2007 Budget Act

The 2007-08 Budget Act was adopted by the Legislature on August 22, 2007, along with a number of implementing measures, and was signed by Governor Schwarzenegger on August 24, 2007. The 2007 Budget Act included the largest reserve of any budget act in the State's history. The May Revision proposed a total reserve of $2.2 billion, but due to the shortfall in revenue collections that came to light in June, and in recognition of the State's continuing structural deficit and other potential threats, the Legislature took actions to reduce spending and increase funds available, thereby increasing the total reserve to an unprecedented $3.4 billion. The Governor further reduced spending with $703 million in General Fund vetoes, raising the total reserve to $4.1 billion. As a result, General Fund spending growth in the 2007-08 budget was held to $0.6 billion, or 0.6 percent. These actions eliminated the gap between spending and revenues in 2007-08, after discounting the $1.023 billion of transfers to the Budget Stabilization Account.

The 2007-08 Budget Act contained General Fund expenditures of $102.3 billion, compared to $101.7 billion in 2006-07, and Special Fund expenditures of $2.6 billion, compared to $3.6 billion in 2006-07. Total revenues and transfers for 2007-08 were expected to be $101.2 billion, compared to $95.5 billion in 2006-07. A total of $2.1 billion was expected to be transferred to the Budget Stabilization Account pursuant to Proposition 58, with half of the transferred amount to remain in the Budget Stabilization Account for future purposes and the other half to be further transferred for the purpose of early retirement of Economic Recovery Bonds.

Most General Fund spending is non-discretionary. As of the May Revision to the Governor's Budget, of the total spending proposed, $1.7 billion was for paying debt and $1 billion was proposed for policy choices. The remainder was required either by the State Constitution, federal laws, statutory entitlements, binding labor agreements or court orders. The 2007 Budget Act contained the following major General Fund components: $1.0 billion in prepayments of the Economic Recovery Bonds ("ERBs"); Proposition 98 General Fund expenditures of $41.1 billion; $66.8 billion ($41.4 billion General Fund and $25.4 billion other funds) for K-12 education programs in 2007-08, which reflected an increase of $3.5 billion ($1.6 billion General Fund and $1.9 billion other funds) over the 2006-07 revised budget; and $28.3 billion in health and human services programs.





Fiscal Year 2008-09 Budget

The 2008-09 Governor's budget, released on January 10, 2008, noted that although the 2007 Budget Act projected a reserve of $4.1 billion, the deterioration of the national and State economies had resulted in a projected shortfall of $14.5 billion by the end of 2008-09. The proposed budget noted that a declining economic outlook, sagging revenues, and rising costs negatively impacted the State's budget. To close the projected $14.5 billion budget shortfall, the administration proposed more than $17 billion in corrective actions, including: issuing $3.3 billion in deficit-financing bonds; suspending a $1.5 billion supplementary payment, which would have helped pay off outstanding deficit-financing bonds; accruing $2 billion in tax revenues received in 2009-10 and 2008-09; a $400 million reduction in K-14 education spending in the current year and suspending the Proposition 98 minimum guarantee by $4 billion in 2008-09; and reducing state spending in most other state programs by $4 billion.

The proposed 2008-09 budget projected that California would end fiscal year 2007-08 with a total reserve of less than $1 billion, and that various budget balancing proposals would allow the State to grow the reserve to $2.8 billion by 2008-09. The Governor's Budget projected a decline in General Fund expenditures from $103.4 billion in 2007-08 to $101 billion in 2008-09, a drop of 2.3 percent, while General Fund revenues were projected to grow from $100.8 billion to $102.9 billion, an increase of 2.1 percent.

The May Revision to the 2008-2009 Governor's Budget (the "2008 May Revision") projected that the State's sluggish economy would reduce the revenue outlook for 2008-09 by about $6 billion. The May 2008 Revision also projected that the State would face a remaining budget shortfall of $15 billion, after accounting for the $7 billion in proposals adopted as part of a special Legislative session. The most significant differences between the 2008 May Revision projections and the Governor's projected budget were lower real GDP growth, weaker California job growth, and smaller gains in California personal income in 2008 and 2009. The 2008 May Revision proposed more than $8 billion in savings to close the widening budget gap, including the securitization of future lottery revenues, which is expected to provide $15 billion over the next few years. Other proposals included loans from special funds, the redirection of transportation monies to benefit the General Fund, and further reductions to health and social services programs. The 2008 May Revision projected that General Fund revenues will be $101.2 billion in 2007?08 and $103 billion in 2008?09. This represents a decrease of $40 million in 2007?08 and an increase of $83 million in 2008?09 compared to the Governor's proposed 2008-09 budget.

On September 23, 2008, California Governor Arnold Schwarzenegger signed the State's budget, which came a record 85 days late. The 2008 Budget Act resolves the projected $24.3 billion budget deficit identified in the 2008 May Revision and projects a modest reserve of $1.7 billion in 2008-09, although it projects a deficit of $1.0 billion in 2009?10. While this budget does not resolve the state's persistent structural budget deficit, it includes an historic budget reform measure that is aimed at stabilizing the budget while avoiding borrowing from local governments or transportation funds. Expenditure reductions account for 47 percent of all savings, more than any other category. As a result of these reductions, this budget holds General Fund spending to virtually no growth in 2008-09 -- $103.4 billion in 2008?09 compared to $103.3 billion in 2007?08.
The Budget includes a reduction of $850 million in the General Fund, or one percent below the amounts proposed in the budget bill adopted by the Legislature. This reduction is due to: (i) $510 million in General Fund vetoes; and (ii) $340 million in General Fund savings due to the delay in enacting this Budget and the effect of Executive Order S-09-08. The budget delay slowed or halted many activities of government for nearly three months, and the Executive Order terminated the services of temporary employees and reduced overtime for state employees.

Economic conditions have deteriorated substantially since the Governor signed the 2008 Budget Act. This deterioration was reflected in General Fund revenue collections for the month of September, which were $923 million below forecast. In a statement released October 1, 2008, state Controller John Chiang indicated that based on projected declines in revenues coupled with questionable cash solutions in the State budget, California will need to borrow $7 billion to meet all of its obligations through the fiscal year ending June 30, 2009. The state sold $5 billion of Revenue Anticipation Notes (RANs) in a public offering during the week of October 13, 2008, and is tentatively scheduled to sell the remaining $2 billion in RANs during November 2008. Governor Schwarzenegger indicated that if California is unable to obtain the necessary level of financing to maintain government operations, it may be forced to turn to the Federal Treasury for short-term financing.

In light of economic developments since enactment of the 2008 Budget, Governor Schwarzenegger has called a special session of the Legislature and is proposing a variety of spending reductions and revenue increases to bring spending closer in line with available revenues. The Governor has called for a combination of $4.5 billion in cuts and $4.7 billion in new revenues from tax law changes to address California's budget shortfall. The proposals include a plan to temporarily increase State sales tax. Despite these efforts to close the budget gap, it is anticipated that there will be a substantial budget deficit in 2009-10. The California Department of Finance estimates that General Fund revenues will be approximately $567 million lower in 2007-08, $10.7 billion lower in 2008-09, and $13 billion lower in 2009-10 than earlier projections.

The above discussion of the fiscal year 2007-08 and 2008-09 budgets is based on estimates and projections of revenues and expenditures for the current fiscal year and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.




Recent Developments


California's General Economic Conditions. California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. The outlook for the State and national economies darkened considerably as 2008 progressed and accelerated through the end of October. Economic growth was already anticipated to slow before credit market and stock market turmoil developed in the fall of 2008. The State and national economies are expected to face strong headwinds in 2009 and the first half of 2010, including a deepening housing slump, a breakdown in mortgage markets, more volatile financial markets, and rising energy prices.

The housing slump has been deeper in California than most states, and declining prices and jumps in subprime mortgage rates have led to record mortgage delinquencies and home foreclosures in California. Upward resets of subprime mortgage rates have made payments unaffordable for many borrowers in the State, and several large financial institutions have reported huge losses on subprime mortgages and securities backed by these mortgages. In addition, uncertainty about the mortgage market and increased financial market volatility have prompted lenders to tighten credit standards. Home values may decrease further before real estate markets and home building return to normal. Until then, the housing sector is expected to be a significant drag on economic growth in the State. Sales of existing single-family detached homes were down 26 percent in 2007 and 21 percent for the first four months of 2008, as compared to the same periods in 2006. New housing permits were down 37 percent in 2007 and 60 percent for the first seven months of 2008, as compared to the same periods in 2006. The median price of sold existing homes was $350,140 in August 2008, 40.5 percent lower than a year ago. The value of private-sector nonresidential building permits issued in the first ten months of 2007 was 4.2 percent higher than the year-ago value, offsetting some of the drag of residential construction on the California economy in 2007. However, the value of public works construction was down 3.9 percent.

Growth in nonfarm payroll employment slowed in California in 2007, with employment peaking in the third quarter and then slipping in the fourth quarter. The State lost jobs again in the first quarter of 2008, although to a lesser extent than the nation. The annual average of nonfarm payroll employment increased by 102,900, or 0.7 percent in 2007, down from an increase of 259,000, or 1.7 percent, in 2006. The State's unemployment rate averaged 5.4 percent in 2007 and was 5.9 percent in the first three months of 2008. The California labor market continued to slide in the second quarter, and by August, 2008, the State's unemployment rate had risen to 7.7 percent, a 12 year high. The national unemployment rate was 5.7 percent in July, 2008, leaving the gap between the State and national rates at approximately 1.6 percentage points. The Governor's office has forecast that the State's unemployment rate could exceed 10 percent during some periods of 2009 and 2010.

California personal income held up well in 2007 despite economic conditions, growing by an estimated 5.9 percent in 2007, although the May Revision to the 2008-09 Governor's Budget projects smaller gains in personal income in 2008 and 2009. Taxable sales peaked in the second quarter of 2007 and were down 3 percent by the end of the year. New vehicle registrations fell in 2007, likely playing a role in the slowdown of taxable sales.

 The May Revision to the 2008-09 Governor's Budget forecasts little growth for the California economy in 2008, followed by slow growth in 2009 and moderate growth in 2010. Personal income is projected to grow 4.5 percent in 2008, 4.1 percent in 2009, and 5.1 percent in 2010, as compared to 5.9 percent in 2007. Nonfarm payroll employment is forecast to fall 0.2 percent in 2008, and then grow by 0.6 percent in 2009 and 1.4 percent in 2010, as compared to 0.7 percent in 2007. The May Revision to the 2008-09 Governor's Budget also projects that the struggling housing sector will continue to weigh on the State and national economies in the next two years, but projects that economic growth will improve by the last quarter of 2008 or the first half of 2009.




Cash Flow Requirements. The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. Current State debt obligations include:


o General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds. As of September 1, 2008, the State had outstanding approximately $57.6 billion aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $56.8 billion of long-term general obligation bonds. In response to the Governor's proposal for a $220 billion infrastructure plan, the Legislature approved a $115.8 billion Strategic Growth Plan, which includes $50.1 billion in existing funding, $28.4 billion in new leveraged funding sources, and approximately $37.3 billion in new general obligation bonds that were approved by voters as four propositions in November 2006. The four propositions are dedicated to the following programs: (i) $19.9 billion for transportation improvements, air quality and port security, (ii) $10.4 billion for school modernization and construction, (iii) $4.1 billion for flood control and prevention and levee repair, and (iv) $2.9 billion for affordable housing programs.

         Other significant new general obligation bond authorizations include $5.4 billion in bonds for water quality and flood control approved by voters in November 2006. Court challenges to the $3 billion, 10-year bond program to support stem cell research ended in May 2007, and the State began issuing the first $250 million tranche in October 2007. Proceeds of the initial issuance will be used in part to repay a $150 million loan from the State General Fund to support the research while litigation was pending. The State Treasurer's Office estimates that approximately $8.25 billion of new general obligation and lease-revenue bonds will be sold in fiscal year 2007-08, of which approximately $6.75 billion has been issued through May 31, 2008. In addition, in November 2008, voters approved a $9.95 billion bond measure to finance a portion of the cost of a high speed rail system connecting Northern and Southern California, initiative measures to authorize $980 million of general obligation bonds to finance children's hospitals, and $900 million of general obligation bonds to provide loans for the State's veterans' farm and home purchase program.





o Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may, in some cases, be issued as commercial paper notes. Commercial paper notes may be renewed or refunded by the issuance of long-term bonds. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $2.5 billion in aggregate principal amount at any time. This amount may be increased or decreased in the future. As of May 1, 2008, the State had $933 million aggregate principal amount of general obligation commercial paper notes outstanding.

o Lease-Purchase Obligations. The State builds and acquires facilities through the use of lease purchase borrowing, in addition to general obligation bonds. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities, such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had approximately $7.8 billion General Fund-supported lease-purchase obligations outstanding as of September 1, 2008. The State Public Works Board, which is authorized to sell lease revenue bonds, had $10.7 billion authorized and unissued as of January 1, 2008, which includes $7.4 billion of new authorizations approved in 2007 for corrections facilities. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81 million of revenue bonds to be secured by state leases.

o Non-Recourse Debt. Certain agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. State agencies and authorities had $50.7 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of December 31, 2007.

o Economic Recovery Bonds. The California Economic Recovery Bond Act ("Proposition 57") was approved by the voters on March 2, 2004. Proposition 57 authorizes the issuance of up to $15 billion in economic recovery bonds ("ERBs") to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State's sales and use tax starting July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State's full faith and credit. However, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds. In May and June, 2004, the State issued $10.9 billion principal amount of ERBs, resulting in the deposit of net proceeds to the General Fund of approximately $11.3 billion (of which, for budgetary purposes, approximately $9.2 billion was applied to the 2002-03 fiscal year and approximately $2.0 billion was applied to offset fiscal year 2004-05 General Fund expenditures). In order to relieve cash flow and budgetary shortfalls identified in the 2008-09 Governor's Budget, the State issued $3.2 billion of ERBs on February 14, 2008, generating net proceeds of $3.3 billion which were transferred to the General Fund. This represented the last ERBs which can be issued under Proposition 57, except for any refunding bonds which may be issued in the future. (The State Department of Finance had determined that the full $15 billion voter authorization could not be issued because of the previous repayment of certain June 30, 2004 obligations eligible for financing pursuant to Proposition 57.)

         Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of surplus State property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of deposits in a BSA created by the California Balanced Budget Act. Funds from these sources have been or will be used for early retirement of approximately $3.5 billion of bonds during fiscal years 2005-06, 2006-07 and 2007-08, including use of $1.5 billion which was transferred from the BSA in 2006-07 ($472 million) and 2007-08 ($1.3 billion).

         The 2008-09 Governor's Budget proposed the suspension of the 2008-09 BSA transfer due to the condition of the General Fund. Any excess sales tax revenues which may be generated for the period January 1-December 31, 2008, and any proceeds of excess property sales, will be available to retire additional ERBs in 2008-09.





o Tobacco Settlement Revenue Bonds. In 1998 the state signed a settlement agreement (the "Master Settlement Agreement" or "MSA") with four major cigarette manufacturers (the "participating manufacturers" or "PMs"). Under the MSA, the participating manufacturers agreed to make payments to the State in perpetuity, such payments amounting to approximately $25 billion over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers will be paid to the State and half to local governments. The specific amount to be received by the state and local governments is subject to adjustment. The MSA allows reduction of the manufacturers' payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain "Previously Settled States" and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3 percent for inflation, compounded annually.

         The Tobacco Securitization Law, enacted in 2002, authorized the establishment of a special purpose trust to purchase those assets. The bill also authorized that trust to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. An initial sale of 56.57 percent of the State's tobacco settlement revenues producing $2.5 billion in proceeds was completed in January 2003 ("Series 2003A").


         A second sale of the remaining 43.43 percent of the State's tobacco settlement revenues, which produced $2.3 billion in proceeds, was completed in September 2003 ("Series 2003B"). The Tobacco Securitization Law was amended in 2003 to require the Governor to request an appropriation in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The Legislature is not obligated to make any such requested appropriation. In August 2005 the Series 2003B Bonds were refinanced, retaining all of the covenants of the original issue, including the covenant regarding the request for a General Fund appropriation in the event tobacco revenues fall short. In return for providing this covenant, the State was paid a credit enhancement fee of $525 million as part of the refinancing, which was deposited into the General Fund.


         In March 2007, the state completed a refunding of all of the Series 2003A Bonds. This refunding generated additional proceeds of approximately $1.258 billion which are intended to be used (i) to offset the General Fund cost for the initial years of a litigation settlement related to the 2004-05 suspension of the Proposition 98 guarantee and (ii) for other purposes, such as funding capital projects. See "STATE FINANCES - Proposition 98."

         In early 2006, the PMs asserted that they had lost market share in 2003 to the non-participating manufacturers ("NPMs"). A nationally recognized firm of economic consultants confirmed the assertion that the MSA was a significant factor contributing to the market share loss. Under the MSA, the PMs are authorized to withhold up to three times the amount of lost market share (adjusted downward by 2 percent) until such time as it is proven that the various states diligently enforced their model statutes that govern the NPMs. As a result, the amount of tobacco revenues received by the State was reduced in 2006 by $50.9 million. Nevertheless, the amount of tobacco revenues received were still in excess of the required debt service payments. Therefore, it is anticipated that the need to invoke the provisions included in the State's budget for Series 2005A is unlikely. Furthermore, the Series 2005A Bonds have reserve funds in excess of one year's debt service payments, which would be used before General Fund moneys. In April 2006, a similar filing was made by the PMs for the calendar year 2004 payments and the economic consultants also confirmed that the MSA was a significant factor contributing to the market share loss. The State Attorney General is working in tandem with the other states' Attorneys General, under the terms of the MSA, to compel the PMs to pay given that the state has been diligently enforcing the statutes as required in the MSA.


         Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds.


o Flood Litigation Settlement. In 2006, the state settled three related lawsuits arising from liability for past flood damages through stipulated judgments. The largest settlement (referred to as the Paterno case), in the amount of $428 million, provided for the state to make annual payments of $42.8 million, plus interest, for ten years; the payments are subject to annual appropriation by the Legislature. The first year's payment was included in the 2005 Budget Act and each subsequent budget act has included the required installment. This matter is not treated as a "debt" of the state for any legal or constitutional purposes.

o Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued RANs in 19 of the last 20 fiscal years to partially fund timing differences between receipts and disbursements. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any "Unapplied Money" in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. "Priority Payments" are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the Constitution of the State); (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the state; (iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (iv) pay state employees' wages and benefits, state payments to pension and other state employee benefit trust funds, state Medi-Cal claims, and any amounts determined by a court of competent jurisdiction to be required to be paid with state warrants that can be cashed immediately. The state plans to issue $7.0 billion of RANs in November 2007 in order to maintain adequate reserves to manage the state's cash flow requirements during fiscal year 2007-08.

Between November 2006 and August 2007, voters and the Legislature authorized more than $50 billion of new general obligation bonds and lease revenue bonds, increasing the amount of General Fund supported debt authorized and unissued to almost $71.7 billion as of January 1, 2008. In order to address the program needs for these new authorizations, along with those which existed before 2006, the state expects the volume of issuance of both of these categories of bonds to increase substantially, compared to previous years, starting in fiscal year 2007-08. Based on existing Legislative appropriations and projections of program needs as of March 2008, the Department of Finance has estimated that annual new money issuance for these obligations in the five fiscal years from 2008-09 to 2011-12 -- primarily as general obligation bonds -- will total approximately $12 billion, $15.5 billion, $12.5 billion, and $8 billion, respectively. The amount of bonds issued may be higher than these estimates due to additional new bond authorizations in 2008 and beyond.





Based on the Department of Finance projections of bond issuance as of March 2008, without taking into account any future authorizations which may occur, the aggregate amount of outstanding general obligation and lease revenue bonds would peak at about $98 billion by the middle of the next decade, compared to the total outstanding amount of about $51 billion as of March 2008. The annual debt service costs on this amount of debt would peak at around $8.5 billion, compared to about $4.7 billion budgeted for fiscal year 2007-08. (These estimates do not include Economic Recovery Bonds, described above, nor do they take into account potential benefits from future refunding opportunities.) The actual amounts and timing of future issuance of general obligation and lease revenue obligations will depend on a variety of factors, including the timing of funding needs for the various programs for which such obligations are to be issued, interest rate and other market conditions at the time of issuance, and the timing and amounts of additional general obligation bonds or lease revenue bonds approved. The Governor has proposed substantial additional general obligation bond programs.





Bond Ratings

S&P, Moody's and Fitch assign ratings to California's long-term general obligation bonds. The ratings of S&P, Moody's and Fitch represent their opinions as to the quality of the municipal bonds they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.


The financial difficulties experienced by California and municipal issuers during the recession of the early 1990's resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies. The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels that had existed prior to the recession of the early 1990's. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds. However, major rating agencies, underwriters and investors have had major concerns about California's creditworthiness. The major rating agencies have cited over the years, among other things, concerns about California's missed budget deadlines and ongoing structural budget impediments, resulting in reductions of the ratings of the State's general obligation bonds by S&P, Moody's and Fitch. In April 2001, Fitch placed the State's rating on rating watch -- negative. Although S&P placed California's senior ratings on its "credit watch" list in January 2001, it removed the State from the list in June 2001, but warned that the State's financial outlook remained negative.


In December 2002, the ratings of the State's general obligation bonds were further reduced by S&P to "A" and by Fitch to "A." In the summer of 2003, the ratings of S&P and Moody's were reduced to "BBB" and "A3" respectively. In December 2003, Moody's again reduced its rating of the State's general obligation bonds to "Baa1," citing concerns over the State's action to cut the vehicle license fee, as well as the State's inability to reach political consensus on solutions to its budget and financial difficulties.


In May 2004, Moody's upgraded California's rating to "A3," and in August 2004, S&P upgraded California's rating to "A" and Fitch removed California's rating from rating watch - negative and upgraded its rating to "A-." As of December 1, 2004, S&P's rating was "A," Moody's rating was "A3" and Fitch's rating was "A-." Additional improvement in the ratings of these bonds occurred over the next several months. As of October 1, 2005, while the S&P rating of California's general obligation bonds stayed at "A," Moody's rating increased to "A2" and Fitch's rating increased to "A." As of November 11, 2008, the S&P rating of California's general obligation bonds had increased to A+, Moody's rating had increased to A1, and Fitch's rating had increased to A+.


The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

There can be no assurance that such ratings will be maintained in the future. The State's credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State's general obligation bonds, as well as notes and bonds issued by California's public authorities and local governments. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the Fund's portfolio.

Litigation

At any given time, there are numerous civil actions pending against the State which could, if determined adversely to the State, affect the State's expenditures and, in some cases, its revenues and cash flows. The following is a brief list of the most significant pending legal proceedings to which the State is a party, as reported by the Office of the Attorney General of the State:


Challenge Seeking Payment to Teacher's Retirement Board. This lawsuit seeks, primarily, a writ of mandate compelling the State Controller to transfer funds from the State's General Fund to the CalSTRS's Supplemental Benefit Maintenance Account. On August 30, 2007, the Court of Appeal for the Third Appellate District ruled that the state had improperly withheld a payment to the California State Teachers' Retirement System in 2003. The Administration has, in response to this decision, paid $500 million from the budget reserves in 2007-08, representing the disputed amount. The State paid CalSTRS the $500 million from the budget reserves in September 2007 but appealed the Third District Court of Appeals' decision on the interest payment. The California Supreme Court upheld the lower court decision. A legislative appropriation will be required pay the interest

Action Seeking Modification of Retirement Formula for State Employees. In Joseph Myers et al. v. CalPERS et al., plead as a class action on behalf of state employees over age 55 who will retire after January 1, 2001, plaintiffs assert that Government Code section 21354.1 violates state anti-discrimination law by changing the retirement formulas to give older workers a smaller percentage increase in benefits than is provided to younger workers. The complaint seeks injunctive relief and retroactive retirement benefits. Because it is unclear what retroactive retirement benefits are being sought, or whether they would be offset by reductions in benefits to younger workers, it is impossible to quantify the magnitude of the fiscal impact; however, it may be in excess of $250 million. The trial court dismissed the complaint; on appeal, the appellate court upheld the dismissal.

Action Challenging Use of Vehicle Fuel Tax Revenue. In Shaw et al. v. Chiang et al., the plaintiffs are challenging certain provisions of the 2007 Budget Act and related legislation. Plaintiffs assert that approximately $1.2 billion in sales and use taxes collected on vehicle fuel were improperly appropriated to:
(1) reimburse past debt service payments and to make current debt service payments on various transportation bonds; and (2) to fund various other transportation programs. The trial court concluded: (1) the $409 million reimbursement to the General Fund from the Public Transportation Account for past debt service payments was illegal; and (2) the remaining $779 million in challenged appropriations are lawful. Plaintiffs appealed, and the State filed a cross appeal.





Tax Refund Cases. Three pending cases challenge the fee imposed by the state tax code upon limited liability companies registered in California, alleging that it discriminates against interstate commerce and violates the U.S. Constitution, is an improper exercise of the state's police powers, and has been misapplied by the Franchise Tax Board. These cases are: Northwest Energetic Services, LLC v. Franchise Tax, Ventas Finance I, LLC v. Franchise Tax Board, and Bakersfield Mall LLC v. Franchise Tax Board. In Northwest and Ventas, the trial court has ruled in favor of plaintiffs, and the Board appealed in both cases. In Northwest, the Court of Appeal determined that the fee unconstitutionally discriminates against interstate commerce as applied to plaintiff, which did not engage in business within California during the years at issue. This ruling is now final. In Ventas, plaintiff, which engaged in business both within and outside of California during the years at issue, is also challenging on appeal the constitutionality of recent legislation (AB 198), which would limit the state's liability if plaintiff was otherwise successful in the action. Bakersfield Mall was filed as a class action on behalf of all LLCs operating in California and is pending in the trial court; if it proceeds as a class action the claimed refunds could be significant.

Three pending cases challenge the constitutionality of the state's tax amnesty program: Garcia v. Franchise Tax Board; River Garden Retirement Home v. California v. Franchise Tax Board; and Duffield v. Franchise Tax Board. Under the amnesty program, for taxable years beginning before January 1, 2003, taxpayers that had not paid or had underpaid an eligible tax could agree to pay the tax and waive their rights to claim refunds thereof. In exchange, certain penalties and fees associated with the unpaid taxes would be waived and no criminal actions would be brought for the taxable years for which amnesty was allowed. The program also imposed a new penalty equal to 50 percent of accrued interest as of March 31, 2005, on any unpaid tax liabilities ultimately determined to be due for taxable years 2002 and earlier for which amnesty could have been requested. The cases are pending in the trial court. In Garcia, the trial court eliminated plaintiff's claim challenging the constitutionality of the tax amnesty penalty, and issued a ruling on the remaining claims that plaintiff is entitled to a refund. An appeal of the constitutional claim is possible after a final decision is issued and judgment is entered. The fiscal impact of these cases is unknown at this time and is dependent on court rulings, but is estimated to be in excess of $300 million.

In Bratton v. Franchise Tax Board, plaintiff is challenging a penalty assessed for promotion of an abusive tax shelter. The amount in dispute is $4 million, but an adverse ruling in this matter could have a more significant fiscal impact upon the assessment of penalties on other similarly situated plaintiffs. Nortel
v. State Board of Equalization, a tax refund case, involves the interpretation of certain statutory sales and use tax exemptions for "custom-written" computer software and licenses to use computer software. A ruling adverse to the State Board of Equalization in this matter if applied to other similarly situated taxpayers could have a significant negative impact, in the range of approximately $500 million annually, on tax revenues.

In two cases, Abbott Laboratories v. Franchise Tax Board and River Garden Retirement Home v. California Franchise Tax Board, plaintiffs are challenging the denial of a deduction for dividends under Revenue and Taxation Code section 24402. After Section 24402 was held to be unconstitutional because it allowed a dividend deduction only to the extent the dividends were paid from income previously taxed by California, the Franchise Tax Board allowed a deduction for all dividends for years in which the normal 4-year statute of limitations prevented additional assessments and denied a deduction for all dividends for all taxpayers for all years in which the 4-year statute was still open. In Abbott Laboratories, plaintiff asserts that the proper remedy is to allow a deduction for all dividends based upon a judicial reformation of the statute on constitutional grounds. The trial court dismissed the complaint; plaintiff appealed. In River Garden, the trial court sustained the demurrer of the Franchise Tax Board on this issue; plaintiff also challenges the tax amnesty penalty, as described above. An adverse ruling in these matters, applied in the context of other statutes, could have a significant revenue impact.





Environmental Cleanup Matters. In a federal Environmental Protection Agency ("U.S. EPA") administrative abatement action entitled In the Matter of:
Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California, the state, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board. The Atlantic Richfield Company (ARCO) is a party as the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA "Superfund" List, and both remediation costs and costs for Natural Resource Damages may be imposed on the state. The alleged bases for the state's liability are the state's ownership of the mine site and the terms of a 1983 settlement agreement between the state and ARCO. The Lahontan Regional Water Quality Control Board has undertaken certain remedial action at the mine site, but the U.S. EPA's decision on the interim and final remedies is pending. ARCO filed a complaint on November 9, 2007, against the state, the State Water Resources Control Board, and the Lahontan Regional Water Quality Control Board. See Atlantic Richfield Co. v. State of California. ARCO seeks to recover past and future costs, based on the settlement agreement, the state's ownership of the property, and the state's allegedly negligent past clean up efforts. It is possible these matters could result in a potential loss to the state in excess of $400 million.

In Carla Clark, et. al. v. City of Santa Rosa, et al., 32 plaintiffs brought a toxic tort case alleging that water wells supplying water to their homes were contaminated by carcinogenic chemicals. The state has been sued under a mandatory duty theory premised on an alleged violation of Proposition 65 (The Safe Drinking Water and Toxic Enforcement Act of 1986). Plaintiffs claim damages exceeding $400 million. After the trial court granted the state's motion for summary judgment, plaintiffs appealed.




Energy-Related Matters. The State is party to a case in which the court is considering whether and to what extent compensation is due to a market participant which has claimed compensation as a result of the Governor's issuance of executive orders "commandeering" power purchase arrangements.


Escheated Property Claims. In five pending cases, plaintiffs claim that the state has an obligation to pay interest on private property that has escheated to the state, and that failure to do so constitutes an unconstitutional taking of private property: Morris v. Westly, Coppoletta v. Westly, Trust Realty Partners v. Westly, Suever v. Connell, and Taylor v. Chiang. The Morris lawsuit seeks a class action determination, a declaration that failure to pay interest is an unconstitutional taking, and injunctive relief. The trial court in Morris ordered judgment for the state; plaintiff appealed. The Coppoletta case raises issues analogous to those in Morris and also asks that the unclaimed property law be construed as creating a trust for the benefit of the true owner. The trial court dismissed the complaint, and plaintiffs appealed. The Trust Realty Partners lawsuit focuses on the state's elimination of interest payments on unclaimed property claims (Code of Civil Procedure section 1540, subdivision
(c), as amended effective August 11, 2003, "CCP 1540"). It is not styled as a class action suit, but in addition to seeking damages, the case seeks a common fund recovery and injunctive relief. After the trial court's initial interim order that the state pay interest on certain claims made before the amendment to CCP 1540 was reversed on appeal, the matter is again pending in the trial court, which has ruled for plaintiff on certain issues (the retroactivity of amendments and whether regulations are required), but has not yet ruled regarding damages. Both Suever and Taylor are styled as class actions but to date no class has been certified. Like the plaintiffs in Trust Realty, the Suever and Taylor plaintiffs argue that the state's failure to pay interest on claims paid violated their constitutional rights. In Suever, the district court concluded that the state is obligated to pay interest to persons who reclaim property that has escheated to the state, but its ruling did not specify the rate at which interest must be paid. The state has filed a motion to stay of the court's order and to certify the issue for appeal. Plaintiffs in Suever and Taylor also assert that for the escheated property that has been disposed of by the state, plaintiffs are entitled to recover, in addition to the proceeds of such sale, any difference between the sale price and the property's highest market value during the time the state held it; the state asserts that such claims for damages are barred by the Eleventh Amendment. The district court granted the State's motion for summary judgment on this claim for Suever, and plaintiffs appealed. If plaintiffs prevail on the claims asserted in these actions, costs to the state could be in excess of $500 million.

In Suever and Taylor, plaintiffs also challenge the constitutional adequacy of the notice provided to owners of unclaimed property before the state takes possession of and sells such property. The trial court in Taylor issued a preliminary injunction prohibiting the State Controller from taking possession of, selling or destroying property pursuant to the state's unclaimed property law until the state enacted new notice provisions. Following legislative amendment of the State's notice procedures, the district court dissolved the injunction; on appeal, the Ninth Circuit upheld the district court's order, finding that the State's notice procedures satisfy due process.





Actions Seeking Damages for Alleged Violations of Privacy Rights. In Gail Marie Harrington-Wisely, et al. v. State of California, et al., plaintiffs seek damages, asserting that the use by the Department of Corrections and Rehabilitation of a body imaging machine to search visitors entering state prisons for contraband violated the rights of the visitors. This matter was certified as a class action. The trial court granted judgment in favor of the state. Plaintiffs' appeal has been dismissed amend the trial court denied plaintiff's motion for attorney's fees. Plaintiffs may seek further review of the trial court's rulings. If plaintiffs were successful in obtaining an award of damages for every use of the body-imaging machine, damages could be as high as $3 billion.

Plaintiff in Gilbert P. Hyatt v. FTB was subject to an audit by the Franchise Tax Board involving a claimed change of residence from California to Nevada. Plaintiff alleges a number of separate torts involving privacy rights and interference with his business relationships arising from the audit. The trial court ruled that plaintiff had not established a causal relation between the audit and the loss of his licensing business with Japanese companies; the Nevada Supreme Court denied review of this ruling. The economic damages claim exceeded $500 million. This matter is pending in the trial court. The state is vigorously contesting this matter.




Action Seeking a Cost of Living Adjustment for CalWORKs Recipients. The trial court decision in this case pending before the Court of Appeals determined that the Governor's executive order in November 2003, which reduced the Vehicle License Fee charged to vehicle owners and increased the corresponding Vehicle License Fee offset to local governments, acted as an "increase in tax relief," which, by statute, triggers an upward cost of living adjustment for recipients of CalWORKs program benefits. The petitioners seek a cost of living adjustment, beginning with fiscal year 2003-04. The Court of Appeal, on February 16, 2007, reversed the trial court judgment against the State; the California Supreme Court denied the petitioners' petition for review on June 13, 2007.


Action Seeking Program Modifications. In Capitol People First v. Department of Developmental Services, a consortium of state and national law firms and public-interest groups, are alleging violations of federal and state statutes on behalf of persons with developmental disabilities who are currently treated in large facilities. The case seeks modifications to existing state programs for the treatment of institutionalized disabled persons, including requiring the state to offer community-based services. Some rough estimates suggest the financial impact of a judgment against the state defendants could be as high as $1 billion per year in programmatic costs going forward. The state is vigorously defending this action.

Actions Regarding Medi-Cal Reimbursements and Fees. In two cases, each entitled California Association of Health Facilities ("CAHF") v. Department of Health Services ("DHS"), CAHF, which represents approximately 1400 skilled-nursing and intermediate-care facilities, challenges the Medi-Cal reimbursement rates paid by DHS to providers for, respectively, the 2001-02 and 2002-03 rate years. The trial court entered judgment for DHS; the appellate court reversed and remanded the case to the trial court for further proceedings. The consolidated cases are pending in the trial court. A final decision adverse to DHS in these cases could result in reimbursement costs exceeding $250 million. In Orinda Convalescent Hospital, et al. v. Department of Health Services, plaintiffs challenge a quality assurance fee charged to skilled nursing facilities and a Medi-Cal reimbursement methodology applicable to such facilities that were enacted in 2004, alleging violations of the federal and state constitutions and state law. Plaintiffs seek a refund of fees paid and to enjoin future collection of the fee. If an injunction against collection of the fee is issued, it could negatively affect the state's receipt of federal funds. At this time it is unknown what fiscal impact this matter would have upon the state's General Fund.

Actions to Increase Amount of State Aid for Dependent Children. Ten pending class action lawsuits challenging the amount of aid provided by the state for the care of dependent children (either in foster care or adopted) who are developmentally disabled have been coordinated in Butler v. Department of Social Services. Plaintiffs assert that they were entitled to receive the Alternative Residential Model (ARM) rate (also known as dual agency rate) but have instead been receiving the standard AFDC-FC (foster care) rate and/or the AAP (adoption assistance program) rate. A final decision in favor of these plaintiffs could exceed $450 million. The trial court dismissed the complaint; plaintiffs appealed. The state is vigorously litigating this issue. In a statewide class action, Katie A., et al. v. Bonta, et al., plaintiffs seek to expand Medicaid-covered services for mentally disordered children in foster care. The district court issued a preliminary injunction ordering the state defendants to provide additional services to class members. Further, the court ordered the state defendants and plaintiffs to meet and confer both to develop a plan to implement the preliminary injunction and to come to consensus on whether the court should appoint a special master. On appeal, the Ninth Circuit reversed the decision of the district court and remanded the matter for further proceedings. At this time, it is unknown what financial impact this unprecedented litigation would have on the state's General Fund.

Local Government Mandate Claims and Actions. In pending litigation, Orange County and San Diego County allege that the state has not provided full reimbursement for mandated programs. These two lawsuits were consolidated in San Diego County Superior Court (County of San Diego v. State of California, et al., and County of Orange v. State of California, et al.,). Plaintiffs are seeking relief that would divert current budget appropriations away from various state agencies, and to the counties, as payment for the unreimbursed costs of implementing a variety of programs over the last ten years. San Diego County alleged unreimbursed costs in excess of $40 million, and Orange County alleged unreimbursed costs in excess of $116 million. The effect of a final determination by an appellate court that the state is required to reimburse the counties for such costs, if applied to each of California's 58 counties, could result in costs in excess of $1.5 billion. The trial court entered judgment in favor of the counties. The state defendants appealed, and plaintiff counties cross-appealed. In litigation filed in November 2007, California School Boards Association et al v. State of California et al., plaintiffs, including the San Diego County Office of Education and four school districts, allege the state has failed to appropriate approximately $900 million for new state-required programs or services in violation of the California Constitution. Plaintiffs seek declaratory and injunctive relief, including an order compelling reimbursement. At this time it is unknown what fiscal impact this matter would have upon the state's General Fund.

Actions Seeking to Enjoin Implementation of or Cause Amendment to Certain Tribal Gaming Compacts. In June 2004, the state entered into amendments to tribal gaming compacts (the "Amended Compacts") between the state and five Indian Tribes (the "Five Tribes"). Those Amended Compacts are being challenged in three pending cases, as described below. A decision unfavorable to the state in the cases described below (or in any future litigation relating to the Amended Compacts) could eliminate future receipts of gaming revenues anticipated to result from the Amended Compacts, and could delay or impair the state's ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts.

In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. plaintiff (the "Rincon Band" or "Rincon") sought an injunction against implementation of the Amended Compacts on grounds that their execution and ratification by the state constituted an unconstitutional impairment of the state's compact with the Rincon Band. The Rincon Band asserts that its compact contains an implied promise that the state would not execute compacts or compact amendments with other tribes that would have an adverse impact on the Rincon Band's market share by allowing a major expansion in the number of permissible gaming devices in California. The complaint also asserts that the state breached Rincon's compact, principally by incorrectly calculating the total number of gaming device licenses the state is authorized to issue tribes with compacts identical to Rincon's compact and by failing to negotiate a compact amendment with the Rincon Band in good faith. The district court dismissed the impairment of contract claims, the claim regarding the total number of gaming device licenses, and a claim for damages sought for a separate alleged breach of compact but did not dismiss Rincon's other breach of compact claims, including a claim that the state failed to negotiate a compact amendment with the Rincon Band in good faith. The district court entered a separate judgment with respect to the dismissed claims, and plaintiff appealed. On appeal, the Rincon Band does not challenge the validity of the Amended Compacts. The appeal involves the total number of gaming device licenses authorized and Rincon's claim for damages. The Five Tribes filed an amicus brief asserting that they were necessary and indispensable parties to the litigation.

Hollywood Park Land Co., et al. v. Golden State Transportation, et al. is an action brought by various horse racetrack interests, challenging the validity of the proposed issuance of tribal gaming bonds. Plaintiffs claim that the bonds violate provisions of the California Constitution and seek injunctive relief. The Gabrielino-Tongva Tribe and a tribal councilman filed a notice of appearance and contest the validity of the bonds and the bond contracts. Additionally, they seek a declaration that provisions of the Amended Compacts are invalid and void and a declaration that CCP section 1811, which addresses remedies for alleged violation of tribal gaming compacts, violates the due process rights of the tribe and its members. The trial court granted judgment in favor of the defendants; plaintiffs appealed.

In San Pasqual Band of Mission Indians v. State of California, et al., plaintiff seeks a declaration that more aggregate slot machine licenses are available for issuance to all tribes that signed compacts with the state (the 1999 Compact) than the number of such licenses determined by the state in 2002. Should relief be granted and more licenses are available, the Five Tribes' obligations to continue to fund state transportation bonds under the Amended Compacts would be rendered uncertain because the Amended Compacts contemplated the license pool created by the 1999 Compact would remain fixed at the number determined by the state. An expanded license pool would thus present questions about the Five Tribes' monetary obligations that would presumably be required to be addressed by amendment of the Amended Compacts. The district court dismissed the complaint, and plaintiff appealed.





Prison Healthcare Reform. The adult prison health care delivery system includes medical health care, mental health care and dental health care. The annual budget for this system, which is operated by the CDCR and affects approximately 33 prisons throughout the state, is approximately $2 billion. There are three significant cases pending in federal district courts challenging the constitutionality of prison health care. Plata v. Schwarzenegger is a class action regarding the adequacy of medical health care; Coleman v. Schwarzenegger is a class action regarding mental health care; and Perez v. Tilton is a class action regarding dental health care. A fourth case, Armstrong v. Schwarzenegger is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act. In Plata the district court appointed a Receiver, who took office in April 2006, to run and operate the medical health care portion of the health care delivery system. The Plata Receiver and the Special Master appointed by the Coleman court, joined by the Court representatives appointed by the Perez and Armstrong courts, meet routinely to coordinate efforts in these cases. To date, ongoing costs of remedial activities have been incorporated into the state's budget process. However, at this time, it is unknown what financial impact this litigation would have on the state's General Fund, particularly in light of the unprecedented step of appointing a Receiver of medical health care. The Receiver has asked the court to add the State Controller as a defendant in the Plata case.





Action Seeking to Enjoin Lease Revenue Bond Financing for Correctional Facilities. In Taxpayers for Improving Public Safety, et al. v. Arnold Schwarzenegger et al., plaintiffs challenge certain provisions of the Public Safety and Offender Rehabilitation Services Act of 2007 (AB 900) that authorize the issuance of over $7 billion of lease revenue bonds to finance construction and renovation of state prison and county jail facilities. Plaintiffs seek declaratory and injunctive relief, alleging that the lease revenue bonds authorized by AB 900 violate the debt limit in the California Constitution because the bonds were not approved by the voters. The trial court denied plaintiffs' request for a preliminary injunction, and dismissed the case; plaintiffs appealed. At this time it is unknown what fiscal impact this matter would have on the state's General Fund.




Constitutional, Legislative and Other Factors

Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

Revenue Distribution. Certain debt obligations in the Fund's portfolio may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's General Fund will be distributed in the future to counties, cities and their various entities is unclear.

Health Care Legislation. Certain debt obligations in the Fund's portfolio may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those debt obligations.

The federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations maybe imposed on payment for services rendered to Medi-Cal beneficiaries in the future.

Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.


These debt obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured debt obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. The Office of Statewide Health Planning and Development commissioned various studies, commencing in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and, based on certain formulations and assumptions, found the reserve fund substantially underfunded. However, the most recent study, completed in December 2006 by Mercer Oliver Wyman, concluded, among other things, that reserves were sufficient and, assuming "normal and expected" conditions, the Health Facility Construction Loan Insurance Fund, as of June 30, 2006, should maintain a positive balance over the projection period of 30 years.


Mortgages and Deeds. Certain debt obligations in the Fund's portfolio may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale after expiration of the three-month reinstatement period, which notice of sale must be given at least 20 days before the scheduled sale date. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

Certain debt obligations in the Fund's portfolio may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20 percent of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20 percent of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

Proposition 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

Proposition 13. Certain of the debt obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1 percent of full cash value to be collected by the counties and apportioned according to law. The 1 percent limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast on the proposition. Section 2 of
Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2 percent per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

Legislation enacted by the California Legislature to implement Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.


Subsequent to the adoption of Proposition 13, the State provided aid to local governments from the General Fund; however, during the recession of the early 1990s, the Legislature eliminated most components of aid to local government entities but provided additional revenue sources, such as sales taxes, and reduced certain mandates for local services. The 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 dramatically changed the State-local fiscal relationship. These statutory and Constitutional changes implemented an agreement negotiated between the Governor and local government officials (the "state-local agreement") in connection with the 2004 Budget Act. One such change relates to the reduction of the vehicle license fee ("VLF") rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax they receive.


As part of the state-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by voters as Proposition 1A at the November 2004 election. Proposition 1A amended the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales and VLF revenues as of November 3, 2004. Per the amendment, beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both Houses of the Legislature approve the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid.

In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax. Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate will be suspended. In addition, Proposition 1A expanded the definition of what constitutes a mandate to encompass State action that transfers financial responsibility to cities, counties and special districts for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.

However, proposals related to Proposition 1A were a ballot measure for the November 7, 2006 election, officially titled "Transportation Funding Protection, Legislative Constitutional Amendment." The measure protects transportation funding for traffic congestion relief projects, safety improvements, and local streets and roads. It seeks to prohibit the State sales tax on motor vehicle fuels from being used for any purpose other than transportation improvements, and will authorize loans of these funds only in the case of severe State fiscal hardship. The measure will require loans of revenues from State sales tax on motor vehicle fuels to be fully repaid within three years and restrict loans to no more than two in any 10-year period. The California Legislative Analyst's Office (the "Office") estimates that the net State and local government fiscal impact will not amount to any direct revenue or cost effects. The Office also reports that the measure will increase stability of funding for State and local transportation uses in 2007 and thereafter, and will reduce somewhat the State's authority to use these funds for other, non-transportation priorities.

Proposition 58. Shortly after being elected in October 2003, Governor Schwarzenegger asked the California Legislature to send to California voters a proposal to amend the California Constitution to impose a spending limit which would require that expenditures not exceed revenues. The Legislature approved this proposal in mid-December 2003, and accordingly the measure appeared on the March 2004 primary ballot. Voters approved the measure, known as Proposition 58, amended Article XIIIB of the California Constitution. The amendment provides for the following:

1. Requires enactment of a balanced budget where General Fund expenditures do not exceed estimated General Fund revenues;

2. Allows the Governor to proclaim a fiscal emergency in specified circumstances, and submit proposed legislation to address the fiscal emergency;

3. Requires the Legislature to stop other action and act on legislation proposed to address the emergency;

4.       Establishes a budget reserve;

5.       Provides that the California Economic Recovery Bond Act (Proposition
         57) is for a single object or work; and

6.       Prohibits any future deficit bonds.

In addition to Proposition 58, a number of other laws and constitutional amendments have been enacted over the years, often through voter initiatives, which have, among other things, made it more difficult to raise State taxes, restricted the use of State General Fund or special fund revenues, or otherwise limited the Legislature and Governor's discretion in enacting budgets. Examples of constraints on the budget process include Proposition 13, as discussed above (requiring a two-thirds vote in each House of the Legislature to change State taxes enacted for the purpose of increasing revenues collected), Proposition 98, as discussed below (requiring a minimum percentage of General Fund revenues be spent on local education), Proposition 49 (requiring expanded State funding for before and after school programs), Proposition 10 (raising taxes on tobacco products but mandating the expenditure of such revenues) and Proposition 63 (imposing a 1 percent tax surcharge on taxpayers with annual taxable income of more than $1 million in order to fund mental health services and limiting the Legislature or Governor from redirecting funds now used for mental health services).

The net State fiscal effects will vary year by year and depend in part on actions of future Legislatures. Reserve provisions may smooth state spending, with reductions during economic expansions and increases during downturns. The balanced budget and debt limitation provisions could result in more immediate actions to correct budgetary shortfalls.

Proposition 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provided the following:

1. Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

2. Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

3. Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

4. Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA;

5. Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

6. Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

7. Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

8. Permits these provisions to be amended exclusively by the voters of the State of California.

In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal. App. 3d 623, 215 Cal. Rptr. 511 (Cal. Ct. App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan, (1991) 230 Cal. App. 3d 1058, subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of Woodlake decisions.

In Santa Clara Local Transportation Authority v. Guardino, (Sept. 28, 1995) 11 Cal. 4th 220, reh'g denied, modified (Dec. 14, 1995) 12 Cal. 4th 344, the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the correctness of the Westminster decision because that case appeared distinguishable, was not relied on by the parties in Guardino, and involved taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court's decision on taxes imposed in reliance on the Woodlake case.

In Traders Sports, Inc. et al. v. City of San Leandro, 93 Cal. App. 4th 37 (Cal. Ct. App. 2001), the Court held that Section 53724(b) of the Government Code, which is the part of Proposition 62 that requires tax measures to be approved by two-thirds of the legislative body of the local government before such measures can be placed before the voters in an election, does not apply to charter cities. In that case, a tax ordinance that was approved by only a majority of the local city counsel was placed before the residents of the city, in accordance with the city's municipal code and charter.

In McBrearty v. City of Brawley, 59 Cal. App. 4th 1441, (Cal. Ct. App. 1997), the Court of Appeals held that the city of Brawley must either hold an election or cease collection of utility taxes that were not submitted to a vote. In 1991, the city of Brawley adopted an ordinance imposing a utility tax on its residents and began collecting the tax without first seeking voter approval. In 1996, the taxpayer petitioned for writ of mandate contending that Proposition 62 required the city to submit its utility tax on residents to a vote of the local electorate. The trial court issued a writ of mandamus and the city appealed.

First, the Court of Appeal held that the taxpayer's cause of action accrued for statute of limitation purposes at the time of the Guardino decision rather than at the time when the city adopted the tax ordinance in July 1991. This holding has been rejected by the California Supreme Court. Howard Jarvis Taxpayers Association et al. v. City of La Habra, 25 Cal. 4th 809 (2001). In City of La Habra, which is a case similar to City of Brawley, the Supreme Court held that the taxpayer's cause of action accrued each time the tax was collected, regardless of when the tax measure was adopted.

Second, in the City of Brawley decision, the Court held that the voter approval requirement in Proposition 62 was not an invalid mechanism under the State constitution for the involvement of the electorate in the legislative process. Third, the Court rejected the city's argument that Guardino should only be applied on a prospective basis. Finally, the Court held Proposition 218 (see discussion below) did not impliedly protect any local general taxes imposed before January 1, 1995 against challenge.

Proposition 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments approved by voters on or after January 1, 1989.

Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIIIB by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

Proposition 98 permits the Legislature -- by two-thirds vote of both Houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIIIB limit to K-14 schools.

Proposition 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State General Fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the State appropriations limit funding for capital outlays.

Proposition 218. On November 5, 1996, the voters of the State approved Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act" ("Proposition 218"). Proposition 218 adds Articles XIIIC and XIIID to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The Sponsors are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject certain existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court. For example, as discussed below, a California appellate court in the case of Consolidated Fire Protection Dist. et al. v. Howard Jarvis Taxpayers' Assoc., 63 Cal. App. 4th 211 (1998) upheld one of the provisions of Proposition 218 that allows a majority of affected property owners to defeat local government attempts to increase certain property-based fees or charges.

Article XIIIC of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general fund.

Article XIIIC of Proposition 218 also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees or charges were imposed. This extension of the initiative power to some extent constitutionalizes the March 6, 1995 State Supreme Court decision in Rossi v. Brown, which upheld an initiative that repealed a local tax and held that the State constitution does not preclude the repeal, including the prospective repeal, of a tax ordinance by an initiative, as contrasted with the State constitutional prohibition on referendum powers regarding statutes and ordinances which impose a tax. Generally, the initiative process enables California voters to enact legislation upon obtaining requisite voter approval at a general election. Proposition 218 extends the authority stated in Rossi v. Brown by expanding the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power.

The initiative power granted under Article XIIIC of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

Article XIIID of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined to mean any levy or charge upon real property for a special benefit conferred upon the real property.

Article XIIID of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. This aspect of Proposition 218, section 4 of Article XIIID was found not to constitute an unlawful referendum pursuant to
Article II, section 9 of the California Constitution. The court held that these "balloting procedures" were constitutional. Consolidated Fire Protection Dist., supra, at 225-26. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

DWS New York Tax-Free Income Fund


The following section provides only a summary of the complex factors affecting the financial situation in New York State (as used in this section, the "State") and is not intended to be a complete description. It is primarily derived from the Annual Information Statement of the State of New York and updates and supplements thereto (collectively, the "AIS") that were available prior to the date of this SAI. The accuracy and completeness of the information contained in the AIS have not been independently verified. The information provided below is subject to change without notice, and the inclusion of such information herein shall not under any circumstances create any implication that there has been no change in the affairs of the State since the date hereof.

Financial Disclosure for the State of New York

The State of New York's most recently completed fiscal year began on April 1, 2007 and ended on March 31, 2008. The State enacted the budget for the fiscal year, which began on April 1, 2008 and ends on March 31, 2009, on April 9, 2008 (the "Enacted Budget"). The disclosure below is based on the Annual Information Statement of the State ("AIS") which was released on May 12, 2008 and updates released on August 6, 2008 and October 28, 2008. The AIS is prepared by the Department of Budget ("DOB") and is available at: www.budget.state.ny.us. The State's audited financial statements for the fiscal year ended March 31, 2008 were released on July 25, 2008. The audited financial statements are prepared by the Office of the State Comptroller ("OSC") and are available at: www.osc.state.ny.us.

Special Considerations

Many complex political, social, and economic forces influence the State's economy and finances. Such forces may affect the State Financial Plan unpredictably from fiscal year to fiscal year. For example, the Financial Plan is necessarily based on forecasts of national and State economic activity. Economic forecasts have frequently failed to accurately predict the timing and magnitude of specific and cyclical changes to the national and State economies. The Financial Plan also relies on estimates and assumptions concerning Federal aid, law changes, and audit activity. In any year, the Financial Plan is subject to risks that, if they were to materialize, could affect operating results. The most significant current risks include the following:

o Further under-performance of the national and State economies that can affect State revenues and increase the demand for means-tested programs such as Medicaid and welfare;

o The potential cost of collective bargaining agreements with the union representing uniformed officers, the union representing graduate students, and salary increases for Judges (and possibly other elected officials) in 2008-09 and beyond;

o Potential Federal disallowances arising from audits related to Medicaid claims under the School Supportive Health Services program;

o        Proposed Federal rule changes concerning Medicaid payments; and

o Litigation against the State, including potential challenges to the constitutionality of certain tax actions authorized in the budget.

The following are key revenue risks for the State:

o A significant downside risk remains with respect to the fallout from the financial sector meltdown. The cascade into other sectors of the economy could reduce employment, wages, and related withholding and estimated tax revenues more than expected.

o Real estate markets could deteriorate more rapidly than expected due to the continued credit crunch and Wall Street retrenchment, which could have a significant negative impact on capital gains realizations.

o Actions taken by the Federal government to alleviate the faltering banking industry and credit markets could be less effective than intended, and take longer to achieve their desired objectives.

o        Taxable sales could be driven down by weaker economic conditions.

o Lower-than-expected business tax collections could reflect greater overall weakness of the New York State economy, in particular in the financial services industry, than was earlier forecasted.

In addition, the forecast contains specific transaction risks and other uncertainties, including, but not limited to: the sale of development rights for a Video Lottery Terminal ("VLT") facility at the Aqueduct racetrack; the enforcement of certain tax regulations on Native American reservations; the conversion of certain not-for-profit health insurance companies to for-profit status, and the achievement of cost-saving measures, including, but not limited to, Fiscal Management Plan ("FMP") savings, at the levels projected.

Recent market volatility and the decline in the market value of many stocks have negatively impacted the assets held for the New York State and Local Retirement Systems. The Comptroller has estimated that the value of the Systems' assets has declined approximately 20 percent since April 1, 2008. These factors and/or any future downturns in financial markets may result in an increase in the amount of the contributions required to be made by employers for fiscal years after fiscal year 2010.

Risks of Financial Plan Forecast. The Financial Plan forecast is subject to many complex economic, social, and political risks and uncertainties, many of which are outside the ability of the State to control. These include, but are not limited to, the performance of the national and State economies; the impact of continuing write-downs and other costs affecting the profitability of the financial services sector, and the concomitant effect on bonus income and capital gains realizations; litigation against the State, including potential challenges to the constitutionality of certain tax actions authorized in the Enacted Budget; and actions taken by the Federal government, including audits, disallowances, and changes in aid levels. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Financial Plan in the current year.

Economic Outlook

Global Financial Crisis. A wave of unprecedented financial sector shocks occurred in September and October 2008, transforming an economic downturn that began last year into a global financial crisis. Trust among institutions and investors evaporated. The credit markets seized up, with banks refusing to lend to one another. Wall Street's large independent investment banks disappeared altogether, with Bank of America agreeing to purchase Merrill Lynch, Lehman Brothers filing for bankruptcy protection, and Goldman Sachs and Morgan Stanley applying to become bank holding companies (Bear Stearns had been taken over by JP-Morgan Chase earlier in the year). Market indexes plummeted, an acceleration of a downward trend that began last year. Investors fled to safe assets. The Federal government intervened in the financial system on a scale not seen since the Great Depression, nationalizing the twin mortgage giants, Fannie Mae and Freddie Mac, taking over American International Group, Inc. ("AIG"), the world's largest insurance company, authorizing a $700 billion financial rescue program, the Troubled Asset Relief Program, to purchase mortgage-related securities from financial institutions, and guaranteeing trillions of dollars of deposits in money market funds. Abroad, governments were compelled to take dramatic steps of their own to try to contain the crisis, including intervening to stabilize their own banking systems. A long period marked by growing financial leverage, increased risk-taking, falling credit standards, and excessive deregulation appears to have come to an end.

US Economic Forecast. Although it was evident in July that the U.S. economy was in or approaching a recession, it was less apparent that the ongoing credit crisis would became a full blown credit freeze that would result in a wholesale alteration of the entire landscape of Wall Street. Since July we have seen the largest bank failure in history, the bankruptcy of one major investment bank, the wholesale Federal takeover of Fannie Mae and Freddie Mac and the bailout of a large insurer, a Federal program to shore up the entire sector worth up to $700 billion, and, finally, a global effort to induce banks to start lending to each other more freely. Indeed, by mid-October, credit market conditions were at their tightest since the Great Depression, signaling a much longer downturn in the real economy than anticipated in July and longer than the last two relatively short-lived recessions. Real gross domestic product ("GDP") is now projected to decline for three consecutive quarters, starting in the third quarter of 2008, not seen since the recession of the mid-1970s. The U.S. economy, as measured by growth in real GDP, is now projected to contract by 0.1 percent in 2009, following growth of 1.4 percent in 2008.

Since July, labor market conditions have also deteriorated, with the unemployment rate exceeding 6 percent in August and September. September's 159,000 employment drop represented a substantial acceleration in the labor market's rate of decline. Job losses are now expected to become more severe going forward, further weakening income growth and putting more downward pressure on consumer spending. Home prices also continue to fall and equity markets are about 40 percent below their most recent October 2007 peaks, generating a reverse wealth effect. As a result, the recent declines in inflation-adjusted consumer spending are expected to continue. Real household spending for the third quarter is now estimated to have fallen about 2 percent, representing the first such decline since the fourth quarter of 1991, and compares with growth projected in July of 1.7 percent. Real consumption is also projected to fall for three consecutive quarters, an occurrence not yet seen during the postwar period and dramatically distinguishing the current period from the recession of 2001.

Though there have been signs that global efforts to restore confidence in the banking system may be working, their impact on the real economy may not become visible for some time. Changes in monetary conditions are generally believed to affect the economy with a lag of 9 to 18 months. As a result, DOB projects relatively weak growth in both real household consumption and private sector investment through the end of 2009, and substantially weaker growth than projected in July. Business investment is now expected to contract for four consecutive quarters starting in fourth quarter 2008. Greater cutbacks by private sector businesses also imply a weaker labor market than previously anticipated. An acceleration in the pace of job losses is expected to result in a peak-to trough loss of 1.7 million jobs nationally. The U.S. unemployment rate is now expected to average 6.7 percent in 2009, following 5.7 percent in 2008.

In addition, the international economy is also expected to grow more slowly than anticipated earlier, implying slower export growth over the coming 18 months. Real U.S. export growth is expected to fall below 1 percent during the first two quarters of 2009. This softening will also have a negative impact on business sector profits and spending. A steeper decline in corporate profits is now estimated for 2008, and the increase that was projected in July for 2009 has been revised down to a substantial decrease.

A more negative outlook for both the domestic and international real economies has had a striking effect on commodity prices. The price of oil is now hovering close to $75 per barrel after peaking near $150 in mid-July, while gas prices have also moderated in recent weeks. These developments should help to keep inflationary expectations anchored and give the Federal Reserve a freer hand in using monetary policy to loosen tight credit markets. Consequently, DOB has revised projected inflation, as measured by growth in the consumer price index ("CPI"), to 2.3 percent for 2009, following 4.4 percent for 2008. DOB now expects the central bank to lower its short-term interest rate target one more time at the end of October and then hold steady through early 2009.

There is considerable risk to the DOB outlook for the national economy. As indicated above, household spending is under pressure from several sources. Consequently, should either the labor market, equity market, or housing market prove to be weaker than projected, greater declines in real consumer spending could ensue, implying a longer and deeper recession than reflected in the current forecast. In addition, if the recent downward trend in energy prices should reverse course, real spending growth could fall further below expectations. A weaker global economy could also depress economic growth more than projected, while the failure of yet another major financial institution could unwind the progress that has been made in the defrosting of credit markets, deepening the current downturn. Alternatively, if a future government stimulus package should successfully induce consumers to spend more, economic growth could be stronger than expected. In addition, if credit markets should thaw more quickly than anticipated, or housing and equity markets recover more quickly than projected, economic activity may also exceed expectations. Finally, if energy prices should fall even more than expected, effectively increasing real household income, consumer spending could spur a quicker economic recovery than projected.

New York Forecast. The financial market terrain now looks very different than it looked earlier in the year. Indeed, the investment banking industry as we knew it before September 2008, no longer exists. The prime brokerage industry has been permanently altered with the wholesale disappearance of two investments banks, the purchase of two prime brokers by large commercial banks, and the remaining two large brokers reorganizing as bank holding companies. The resulting consolidation is likely to have grave implications for industry employment, particularly in New York City. Layoffs from the State's financial services sector are now expected to total approximately 45,000 as strained financial institutions seek to cut costs and newly merged banks seek to reduce duplication of services. These projected losses compare to the loss of about 30,000 jobs following September 11th.

But the current downturn in the State economy will hardly be restricted to Wall Street. The State's downturn is now expected to be much more broad-based, with private sector job losses surpassing 160,000 and declines anticipated for all major industrial sectors except for health and education. The loss of manufacturing jobs is expected to accelerate going forward, particularly in light of weakening auto sales. The State's real estate market will continue to weaken in 2009, with office vacancy rates expected to rise due to falling employment, tight credit market conditions, and new construction coming online. In addition, a weak global economy is expected to negatively impact the State's tourism industry, with the leisure and hospitality industry in New York City already beginning to see evidence of a slowdown. State employment is now expected to fall 1.5 percent for 2009, with private sector jobs projected to fall 1.7 percent, following growth of 0.2 percent for both total and private for 2008.

The events of the past year have been devastating for the State's finance sector. Equity market prices, as measured by the S&P 500, have fallen about 40 percent since their October 2007 peak. In the wake of the high-tech bust in 2000, we experienced a decline of a similar magnitude but over a longer two-year period. The quantity of assets written down by the nine largest banks since July 2007 now exceeds the entire volume of profits of $305 billion earned during the boom period from early 2004 until the middle of 2007. Moreover, the industry's main revenue drivers remain weak. There were no U.S. initial public offerings in the 10 weeks beginning in the middle of August, the longest such period on record. With Wall Street's largest prime brokers now reorganized as banks, the implications for future profits and compensation could also be dimmer. Commercial banks are more aggressively regulated by the Federal government than investment banks, implying stricter limits on the degree of leveraging these firms can now pursue. This, in turn, may imply new constraints on the amount of profits these firms can earn, and therefore the size of bonus and wage payouts.

DOB now estimates that finance and insurance sector bonuses will fall 42.7 percent for the 2008-09 bonus season and another 20.7 percent for 2009-10, representing larger declines than were seen in the aftermath of September 11. Declining employment and bonuses have negative implications for overall income growth as well. New York State wages are now projected to fall 2.1 percent for 2009, following growth of 1.5 percent for 2008. Growth in total New York personal income for 2009 has been revised down to a decline of 1.0 percent, following growth of 2.7 percent for 2008.

All of the risks to the forecast for the national economy apply to the State forecast as well, although equity market volatility and the current level of uncertainty surrounding global credit markets pose a particularly large degree of uncertainty for New York. If the current financial market crisis is sufficiently prolonged, the impact on State income and employment could be even more severe. Similarly, a prolonged global slowdown could result in larger declines in tourism and put additional pressure on the real estate market, particularly in New York City. In contrast, a quicker recovery of the national and global economies would imply a shorter downturn for New York.

Economic Impact Is Expected To Be Severe. In DOB's view, the economic damage from the global financial crisis, even if it has been successfully contained, which is by no means certain, will be severe and long-lasting. At the national level, the U.S. economy is expected to contract by 0.1 percent in 2009, following growth of 1.4 percent in 2008. GDP is expected to decline for three consecutive quarters, starting in the third quarter of 2008, a performance not seen since the recession of the mid-1970s. Relatively weak growth in both real household consumption and private sector investment is expected through the end of 2009, and is substantially weaker than the performance projected in the First Quarterly Update. The pace of job losses is likely to accelerate, with the U.S. unemployment rate estimated to average 6.7 percent in 2009, following 5.7 percent in 2008.

In New York, the impact of the crisis is expected to have grave consequences for the State's financial services sector, one of the principal sources of State tax revenues. Layoffs in this sector alone are now expected to total approximately 45,000 positions as strained financial institutions seek to cut costs and newly merged banks seek to reduce duplication of services. This compares to a loss of approximately 30,000 jobs in the months following the September 11, 2001 terrorist attacks. DOB now estimates that finance and insurance sector bonuses will fall 43 percent for the 2008-09 bonus season and another 21 percent for 2009-10, representing larger declines than were seen in the aftermath of September 11th. Declining employment and bonuses will have negative implications for overall income growth as well. New York State wages are now projected to fall 1.8 percent in fiscal year 2008-09, which translates into a $9.2 billion reduction in the wage base. Growth in total New York personal income for 2009 has been revised down to a decline of 1.0 percent, following growth of 2.7 percent for 2008.

But the damage is not limited to Wall Street. Statewide, DOB is forecasting private sector job losses surpassing 160,000, with declines anticipated for all major industrial sectors except health care and education. Statewide employment is now expected to fall 1.5 percent for 2009, with private sector jobs projected to decline 1.7 percent, following growth of 0.2 percent for both total and private employment for 2008.

Financial Plan Impact. The State's financial position is expected to be severely affected by the global financial crisis. In the current year, DOB now projects a General Fund budget gap of $1.5 billion, which it expects to be addressed through legislative or administrative measures, or both. General Fund tax receipts have been revised downward by $1.7 billion from the estimate in the First Quarterly Update. In addition, adverse market conditions have disrupted plans to convert GHI/HIP to a for-profit company and to sell certain surplus State properties, reducing expected resources by another $384 million in the current year. These costs are expected to be offset in part by $427 million in savings measures to improve the State's operating margins that were approved by the Governor and Legislature in August 2008, $120 million in additional revenue expected from the sale of development rights at Aqueduct Racetrack, and $26 million in other savings based on a review of updated information.

The projected budget gaps for 2009-10 and future years have also increased substantially, primarily reflecting the expected impact of recent economic events on State tax receipts. DOB now projects a General Fund budget gap of $12.5 billion in 2009-10, an increase of $6.2 billion from the First Quarterly Update. The estimate for General Fund tax receipts has been reduced by $5.8 billion, as the impact of the financial services sector contraction and broader downturn is felt in the State's tax base. The increase in the 2009-10 budget gap also reflects the inclusion of a reserve for potential labor settlements ($400 million) with State employee unions that have not agreed to new contracts in the current round of bargaining.

Financial Plan Reserves and Risks:

Labor Contracts/Salary Increases. The State has reached labor settlements with four labor unions, and extended comparable changes in pay and benefits to Management/Confidential ("M/C") employees. The unions representing uniformed officers, the union representing graduate students, and City University of New York ("CUNY") employees have not reached settlements at this time. DOB estimates that if all remaining unsettled unions were to agree to the same terms that have been ratified, it would result in added costs of $200 million in 2008-09, $185 million in 2009-10, and $264 million in both 2010-11 and 2011-12.

School Supportive Health Services. The Office of the Inspector General ("OIG") of the United States Department of Health and Human Services conducted six audits of aspects of New York State's School Supportive Health Services program with regard to Medicaid reimbursement. The audits cover $1.4 billion in claims submitted between 1990 and 2001. To date, OIG has issued four final audit reports, which cover claims submitted by upstate and New York City school districts for speech pathology and transportation services. The final audits recommend that the Centers for Medicare and Medicaid Services ("CMS") disallow $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, $436 million of the $551 million in claims submitted for New York City speech pathology services, and $96 million of the $123 million for New York City transportation services. New York State disagrees with the audit findings on several grounds and has requested that they be withdrawn. If the recommended disallowances are not withdrawn, the State expects to appeal.

While CMS has not taken any action with regard to the disallowances recommended by OIG, CMS is deferring 25 percent of New York City claims and 9.7 percent of claims submitted by the rest of the State, pending completion of the audits.

Proposed Federal Rule on Medicaid Funding. On May 25, 2007, CMS issued a final rule that, if implemented, would significantly curtail Federal Medicaid funding to public hospitals (including New York City's Health and Hospital Corporation ("HHC")) and institutions and programs operated by the State. It is estimated the rule could result in the loss of $350 million annually in Federal funds for HHC and potentially larger losses in aid for the State Mental Hygiene System. On May 23, 2007, CMS issued another proposed rule that would eliminate Medicaid funding for graduate medical education ("GME"). The proposed rule clarifies that costs and payments associated with GME programs are not expenditures of Medicaid for which Federal reimbursement is available. This rule could result in a Financial Plan impact of up to $600 million since the State would be legally obligated to pay the lost non-Federal share. Congress passed a one-year moratorium barring implementation of these proposed rule changes. The moratorium expired on May 29, 2008.

CMS has proposed other regulations that could pose a risk to the State's Financial Plan beyond those addressed by the moratorium. On February 22, 2008, CMS issued a change to the rules that regulate State taxation of healthcare entities, effective April 22, 2008. The rule affords CMS flexibility in identifying a "linkage" between provider taxes and Medicaid payments rendering the tax invalid. The State currently uses a substantial amount of provider tax receipts to finance various healthcare programs that serve the State's most vulnerable populations. While the State strongly believes that its imposed taxes are in full compliance, the vagueness of the new rules provides no assurance that these funding streams are adequately protected.

CMS has also issued a rule regarding targeted case management which clarifies the definition of covered services. The final rule was issued on December 4, 2007 and made effective March 3, 2008. The State is currently in the process of litigating this issue and has requested a one-year implementation extension.

Further, CMS proposes to restrict Medicaid reimbursement for hospital outpatient services and restrict coverage to rehabilitative services, which could pose a risk to the Financial Plan and result in hundreds of millions of dollars in reduced Federal-share funding. However, the State argues that the proposed regulation regarding outpatient services is in direct violation of the current moratorium.

On all of these rules, the State is actively lobbying the Federal government to be held harmless, either through an extension/modification of the current moratorium or through other administrative or statutory means.

Variable Rate Debt. In recent months, the market for municipal auction rate securities and certain variable rate demand bonds has been disrupted by, among other things, credit rating downgrades to certain municipal bond insurers, investor concerns over liquidity and the level of participation of investment banks in the operation of the market. The disruption has not had a material impact on State debt service costs. The State is substantially reducing its exposure to auction rate securities and to variable-rate demand bonds that carry insurance from bond insurers that have been subject to credit rating downgrades. DOB expects the adjustments to its variable rate portfolio will be completed by the end of the first quarter of fiscal year 2008-09.

State Economy

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. But the State economy has not been immune to the effects of the national recession, though it is likely that the State's own downturn will occur with a lag. And with credit markets representing one of the epicenters of the current economic contraction, the State economy stands to suffer a sizable impact. The volume of write-downs of bad debt related to subprime mortgage-backed assets continues to accumulate and appears to be having a more longer-lasting impact on finance and insurance sector profits. The uncertainty surrounding bank balance sheets is continuing to have a significant impact on lending activity. Consequently, key revenue generating activity within the finance sector, including high-yield debt underwriting and mergers and acquisitions, has been severely dampened.

State Budget

The Legislature adopted a budget for 2007-08 on April 9, 2008, the start of the State's fiscal year. As in past years, the Legislature enacted the entire debt service bill in mid-March. The State Constitution requires the Governor to submit an Executive Budget that is balanced on a cash basis in the General Fund -- the Fund that receives the majority of State taxes, and all income not earmarked for a particular program or activity. Since this is the fund that is statutorily required to be balanced, the focus of the State's budget discussion is often weighted toward the General Fund.

The State also reports spending and revenue activity by two other broad measures: State Funds, which includes the General Fund and funds specified for dedicated purposes, but excludes Federal Funds; and All Governmental Funds (or "All Funds"), which includes both State and Federal Funds and provides the most comprehensive view of the financial operations of the State. In recent years, the State has financed 35-38 percent of its operations outside of the General Fund. Historically, the State has financed an increasing share of its operations outside of the General Fund. Major programmatic changes that have increased activity outside the General Fund include the financing of certain Medicaid and other health care costs under the Health Care Reform Act ("HCRA") and the creation of the school tax relief fund ("STAR") real estate tax program that is funded by directing personal income tax receipts to a special revenue fund. The State has also seen growth in the portion of transportation-related revenues transferred from the General Fund to two dedicated funds in the special revenue and capital projects fund types to support the capital programs for transportation.

The State Financial Plan sets forth projections of State receipts and disbursements in the governmental fund types for each fiscal year and is prepared by the Director of the DOB, based initially upon the recommendations contained in the Executive Budget. After the budget is enacted, the State Financial Plan is adjusted to reflect revenue measures, appropriation bills and certain related bills enacted by the Legislature. It serves as the basis for the administration of the State's finances by the DOB.

Fiscal Year 2008-09 Enacted Budget - Cash-Basis Financial Plan Overview

General Fund spending, including transfers to other funds, is projected to total $56.1 billion in 2008-09, an increase of $2.7 billion over 2007-08 actual results. The General Fund must, by law, end the year in balance on a cash basis. State Operating Funds spending, which includes the General Fund, State-financed special revenue funds, and debt service, is projected to increase by $3.3 billion and total $80.3 billion in 2008-09. All Governmental Funds spending, the broadest measure of spending that includes State Operating Funds, capital spending, and Federal grants, is projected to total $120.8 billion in 2008-09, an increase of $4.7 billion. State Operating Funds spending is projected to increase by 4.3 percent in 2008-09.

DOB projects the State will end the 2008-09 fiscal year with a General Fund balance of $1.6 billion (2.9 percent of spending). The balance consists of $1.2 billion in undesignated reserves and $381 million in reserves designated to finance existing or potential future commitments. The undesignated reserves include $1.0 billion in the State's Tax Stabilization Reserve, $175 million in the Rainy Day Reserve that may be used to respond to an economic downturn or catastrophic event, and $21 million in the Contingency Reserve Fund for litigation risks. The designated reserves include $172 million in the Community Projects Fund to finance existing "member item" initiatives, $145 million that is available to finance the cost of potential labor settlements, and $64 million that may be used in the current year for debt management purposes depending on market conditions.

DOB projects the State will end the 2008-09 fiscal year with a State Operating Funds balance of $4.3 billion. The balance consists of $1.6 billion in the General Fund, $2.4 billion in balances in numerous State Special Revenue Funds and $344 million in Debt Service Funds.

Receipts. All Funds receipts are projected to total $116.7 billion, an increase of $1.3 billion over 2007-08 results. The total comprises tax receipts ($61.3 billion), Federal grants ($36.0 billion) and miscellaneous receipts ($19.5 billion). All Funds tax receipts are projected to grow by more than $1.2 billion. All Funds Federal grants are expected to increase by more than $1.0 billion, or 3.0 percent. All Funds Miscellaneous receipts are projected to increase by approximately $444 million, or 2.3 percent. Total State Funds receipts are projected at $83.9 billion, an increase of $3.5 billion, or 4.4 percent from 2007-08 receipts. Total General Fund receipts are projected at $55.6 billion, an increase of $2.5 billion, or 4.8 percent from 2007-08 results. General Fund tax receipt growth is projected to be 5.8 percent over 2007-08 results and General Fund miscellaneous receipts are projected to increase by $47 million. In the coming months, DOB expects that the economic downturn will have a substantial negative impact on tax collections, when the impact of lower bonus payments, lower income and capital gains realizations, declining profitability, and reduced consumer spending will be felt.

Overall, receipts growth after 2008-09 is expected to be moderate at first then regain strength consistent with the U.S. and New York economic forecast.

Disbursements. State Operating Funds spending, which includes the General Fund, debt service, and other operating funds supported by assessments, tuition, HCRA resources and other non-Federal revenues, is projected to total $80.3 billion in 2008-09. All Funds spending is projected to total $121.6 billion in 2008-09.

In 2008-09, All Funds spending for local assistance is expected to total $86.3 billion, an increase of $3.2 billion over 2007-08 results. Local assistance includes payments to local governments, school districts, healthcare providers, and other local entities, as well as certain financial assistance to, or on behalf of, individuals, families, and nonprofit organizations. Local Assistance comprises 71 percent of All Funds spending, with the disbursements concentrated in State aid to medical assistance providers and public health programs and State aid to school districts, universities and tuition assistance programs.

All Funds State Operations spending (including salaries of State employees and operating costs of State agencies) is projected at $18.7 billion in 2008-09. Approximately 93 percent of the State workforce is unionized. The State workforce, which reflects full-time employees of the Executive Branch, excluding the Legislature, Judiciary, and contractual labor, is projected to total 199,400 in 2008-09, an increase of 518 full time equivalent employees over 2007-08 levels.

All Funds spending on General State Charges (primarily fringe benefits provided to State employees, tax payments to municipalities related to public lands and certain litigation against the State) is expected to total $5.4 billion in 2008-09, and comprises health insurance spending for employees ($1.7 billion) and retirees ($1.0 billion), pensions ($1.1 billion) and social security ($908 million).

All Funds debt service is projected to increase to $4.7 billion in 2008-09, of which $1.7 billion is paid from the General Fund through transfers and $3.0 billion from other State funds, primarily dedicated taxes. Growth in debt service reflects costs to support ongoing capital spending.

All Funds capital spending of $6.1 billion in 2007-08 is projected to increase to $6.8 billion in 2008-09. In fiscal year 2008-09, transportation spending, primarily for improvements and maintenance to the State's highways and bridges, continues to account for the largest share (55 percent) of this total. The balance of projected spending will support capital investments in the areas of education, mental hygiene and public protection, economic development and government oversight, parks and the environment, and health and social welfare, general government, and other areas. Most capital spending is paid from sources other than the General Fund.

GAAP-Basis Financial Plan; GASBS 45

The GAAP basis results for 2007-08 showed the State in a net positive asset condition of $47.7 billion. The net positive asset condition is before the State reflects the impact of GASBS 45 "Accounting and Financial Reporting by Employers for Post-employment Benefits."

The State used an independent actuarial consulting firm to calculate retiree health care liabilities. The analysis calculated the present value of the actuarial accrued total liability for benefits as of March 31, 2008 at $49.9 billion ($41.4 billion for the State and $8.5 billion for State University of New York ("SUNY"), using the level percentage of projected payroll approach under the Frozen Entry Age actuarial cost method. The actuarial accrued liability was calculated using a 4.155 percent annual discount rate.

2008-09 Operating Results Through June 2008

The General Fund ended June 2008 with a cash balance of $3.6 billion, or $168 million less than projected in the Enacted Budget. Through June 2008, General Fund receipts, including transfers from other funds, totaled $16.8 billion, $15 million lower than the 2008-09 Enacted Budget forecast. This variance is primarily due to higher-than-expected collections in the personal income tax, all other taxes, receipts and grants and transfers from other funds, offset by lower-than-expected collections from business taxes and user taxes and fees. General Fund disbursements through June 2008 totaled $15.9 billion, $153 million greater than projected.

Through June 2008, State Operating Funds receipts totaled $21.1 billion consistent with the Enacted forecast. Tax receipts totaled $17.4 billion, $158 million below the Enacted Budget estimate. The decrease is largely the result of lower-than-anticipated collections in business taxes, somewhat offset by higher-than-anticipated collections in the personal income tax.

Fiscal Year 2007-08 Cash-Basis Results (Unaudited)

General Fund. The State ended 2007-08 in balance. Revenues in 2007-08 were $585 million lower than the State's initial projections while spending for the year finished at $306 million lower than expectations. The result was a $279 million decrease in cash reserves. The reserves were used to finance the costs of labor settlements ($138 million), debt management actions, including defeasing certain auction rate bonds ($128 million), and to finance discretionary grants from the Community Projects Fund ($13 million).

The General Fund ended the 2007-08 fiscal year with a balance of $2.8 billion, which included dedicated balances of $1.2 billion in the State's rainy day reserve funds that can only be used for unforeseen mid-year shortfalls (after a $175 million deposit to the new Rainy Day Reserve Fund at the close of 2007-08), the Contingency Reserve Fund ($21 million), the Community Projects Fund ($340 million) and $1.2 billion in general reserves, $122 million of which DOB expects to use for debt management.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.1 billion in 2007-08, an increase of $1.7 billion from 2006-07 results. While tax receipts decreased by $273 million, transfers increased by $1.9 billion and miscellaneous receipts increased by $191 million. The decline in tax receipts was primarily attributable to a decline in business taxes and in personal income taxes.

General Fund spending, including transfers to other funds, totaled $53.4 billion in 2007-08, an increase of $1.8 billion from 2006-07. The main sources of annual growth were School Aid, Children and Family Services, and public assistance.

State Funds. The State ended the 2007-08 fiscal year with a State Operating Funds cash balance of $6.6 billion. In addition to the $2.8 billion General Fund balance, the State's special revenue funds has a closing balance of $3.5 billion and the debt service funds had a closing balance of $285 million. The fund balance in the special revenue funds largely reflects the timing of receipts and disbursements (e.g. dedicated monies received for a specified purpose prior to disbursement). The largest fund balances are dedicated to finance the operations and activities of SUNY campuses and hospitals ($838 million) and ongoing HCRA programs ($597 million). The remaining special revenue fund balances are held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflects the timing of bond sales.

All Funds. The State ended the 2007-08 fiscal year with an All Funds cash balance of $6.5 billion. Along with the $6.6 billion State Operating Funds balance described above, Federal operating funds had a closing balance of $359 million, offset by a negative capital project funds closing balance of $434 million. The fund balance in the Federal operating funds partly reflects the timing of receipts and disbursements (e.g. dedicated monies received for a specified purpose prior to disbursement). The negative balance in the capital projects fund results from outstanding loans from Short-Term Investment Pool ("STIP") used to finance capital projects costs prior to the receipt of bond proceeds.

All Funds receipts for 2007-08 totaled $115.4 billion, an increase of $3.0 billion over 2006-07 results. Moderate growth in tax collections and miscellaneous receipts were partially offset by a decline in Federal grants. All Funds disbursements for 2007-08 totaled $116.1 billion, an increase of $3.3 billion over 2006-07 results. The annual change reflects growth in School Aid, school tax relief, transportation aid and other State programs.

Fiscal Year 2007-08 GAAP-Basis Results

New York State reported net assets of $47.7 billion, comprised of $130.3 billion in total assets offset by $82.6 billion in total liabilities.

The State's net assets decreased by $1.2 billion as a result of fiscal year 2007-08 operations. The net assets for governmental activities decreased by $1.8 billion (4 percent) and net assets of business-type activities increased by $618 million (17.2 percent). The deficit in unrestricted governmental net assets, which increased by nearly $1.1 billion in 2008, exists primarily because the State has issued debt for purposes not resulting in a capital asset related to State governmental activities. This deficit in unrestricted net assets of governmental activities can be expected to continue for as long as the State continues to have obligations outstanding for purposes other than the acquisition of State governmental capital assets. The increase in net assets for business-type activities was caused primarily by a net restatement of beginning net assets, certain SUNY and CUNY Senior College operating revenues and State support exceeding operating expenses, Lottery revenues exceeding expenses, including education aid transfers, and employer contributions exceeding unemployment benefit payments for the Unemployment Insurance Fund.

The State's governmental activities had total revenues of $113.5 billion which exceeded its total expenses of $113.4 billion. The total cost of all the State's programs, which includes $17.9 billion in business-type activities, was $131.2 billion. The General Fund reported an operating surplus in fiscal year 2007-08 of $1.6 billion which increased the accumulated fund balance to $4 billion. The increase of the fund balance is due primarily to an increase in tax revenues as a result of an increase in personal income tax revenues.

Total debt outstanding at year-end was $50.6 billion, comprised of $41.8 billion in governmental activities and $8.8 billion in business-type activities.

Investment of State Money

The Comptroller is responsible for the investment of substantially all State moneys. By law, such moneys may be invested only in obligations issued or guaranteed by the Federal government or the State, obligations of certain Federal agencies that are not guaranteed by the Federal government, certain general obligations of other states, direct obligations of the State's municipalities and obligations of certain public authorities, certain short-term corporate obligations, certain bankers' acceptances, and certificates of deposit secured by legally qualified governmental securities. All securities in which the State invests moneys held by funds administered within the State Treasury must mature within twelve years of the date they are purchased.

Debt and Other Financing Activities

State-related debt consists of State-supported debt, where the State, subject to an appropriation, is directly responsible for paying debt service, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. State-supported debt is a subset of State-related debt. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease purchase and contractual obligations of public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature.

The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

General Obligation Bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake a long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

General obligation debt is currently authorized for transportation, environment and housing purposes. As of March 1, 2008, the total amount of general obligation debt outstanding was $3.2 billion. The Enacted Capital Plan projects that approximately $457 million in general obligation bonds will be issued in 2008-09.

State-Supported Debt. Lease-purchase and contractual-obligation financings involve obligations of certain public authorities or municipalities where debt service is payable by the State, but which are not general obligations of the State. Debt service payable to these public authorities from State appropriations for such lease-purchase and contractual obligation financings may be paid from general resources of the State or from dedicated tax and other sources (e.g., State personal income taxes, motor vehicle and motor fuel related-taxes, dormitory facility rentals, and patient charges). Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.

The State expects to continue to use lease-purchase and contractual-obligation financing arrangements to finance its capital programs, and expects to finance many of these capital programs with State Personal Income Tax (or "PIT") Revenue Bonds. The Enacted Capital Plan projects that $4.0 billion of State PIT Revenue Bonds, $119 million of SUNY Dormitory Facilities Revenue Bonds, and $814 million of Mental Health Facilities Improvement Revenue Bonds will be issued in 2008-09. The Enacted Capital Plan also projects the issuance of $601 million of Dedicated Highway and Bridge Trust Fund Bonds in 2008-09.

New York Local Government Assistance Corporation ("LGAC"). In 1990, as part of a State fiscal reform program to eliminate the need for continued short-term seasonal borrowing, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to the first 1 percent of the State sales and use tax to pay debt service on these bonds. As of June 1995, LGAC had issued State-supported bonds and notes to provide net proceeds of $4.7 billion, completing the program. The issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing.

Personal Income Tax Revenue Bonds. Legislation enacted in 2001 provided for the issuance of bonds by certain public authorities the debt service on which would be paid from personal income tax receipts pursuant to contractual obligations with the State. The legislation provides that 25 percent of State PIT receipts, excluding refunds owed to taxpayers, be deposited to the Revenue Bond Tax Fund for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. As of March 31, 2008, approximately $10.8 billion of State PIT Revenue Bonds were outstanding. The 2008-09 Enacted Budget projects that $4.0 billion of State PIT Revenue Bonds will be issued in 2008-09.

Contingent-Contractual Obligation. The State may also enter into statutorily authorized contingent contractual-obligation financings under which the State may enter into service contracts obligating it to pay debt service on bonds, subject to annual appropriation, in the event there are shortfalls in revenues from other non-State resources pledged or otherwise available, to pay the debt service on the bonds. The State has never been required to make any payments, and does not expect to make payments, under this type of financing arrangement in the 2008-09 fiscal year.

Secured Hospital Program. Pursuant to legislation enacted in 1985, the State entered into service contracts establishing a contingent contractual-obligation whereby the State agreed to pay debt service, subject to annual appropriations, on bonds issued by certain public authorities, in the event that payments made by certain financially distressed not-for-profit hospitals under loan agreements with such public authorities and amounts available in reserve funds for such bonds are not sufficient to make such debt service payments. As of March 31, 2008, there were nine secured hospital borrowers and a total of $713 million in bonds outstanding with annual debt service payments of $65.2 million due during State fiscal year 2008-09. The State has never been required to make any payments pursuant to the service contracts.

Tobacco Settlement Financing Corporation. Legislation enacted in 2003 authorized the State to securitize all of its tobacco settlement payments to the Tobacco Settlement Financing Corporation ("TSFC", a corporation created under the legislation that is a subsidiary of the Municipal Bond Bank Agency) through an asset-backed securitization transaction. The legislation authorized the State to enter into contingency contracts obligating the State to pay debt service, subject to annual appropriations, on the TSFC bonds in the event that tobacco receipts and bond reserves are insufficient. As of March 31, 2008, approximately $3.870 billion in TSFC bonds were outstanding.

Moral Obligation Financing. Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2008-09 fiscal year.

State-Guaranteed Financings. Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. Payments of debt service on State-guaranteed bonds and notes are legally enforceable obligations of the State. The only current authorization provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Job Development Authority ("JDA"). As of March 31, 2008, JDA had approximately $37.4 million of bonds outstanding. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 2008-09 fiscal year.

Limitations on Debt -- Debt Reform Act of 2000. Chapter 59 of the Laws of 2000 enacted the Debt Reform Act. The Debt Reform Act imposes phased-in caps on State-supported debt outstanding and debt service costs for such debt issued after April 2000, limits the use of such debt to capital works and purposes only, and establishes a maximum term of 30 years on such debt. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and will gradually increase until it is fully phased-in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-01 and will gradually increase until it is fully phased in at 5 percent in 2013-14.

The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations.

On October 30, 2007, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2007 at
2.10 percent of personal income and debt service on such debt at 1.27 percent of total governmental receipts, compared to the caps of 2.98 percent for each. DOB projects that debt outstanding and debt service costs for 2008-09 and the entire five-year forecast period through 2012-13 will also be within the statutory caps, although with declining debt capacity.

Interest Rate Exchange Agreements and Net Variable Rate Obligations. Chapter 81 of the Laws of 2002, as amended, authorized issuers of State-supported debt to issue debt instruments which result in a net variable rate exposure (e.g., both variable rate debt and interest rate exchange agreements) equal to no more than 20 percent of total outstanding State-supported debt and to execute interest rate exchange agreements up to a total notional amount of no more than 20 percent of total outstanding State-supported debt. As of March 31, 2008, State-supported debt in the amount of $44.5 billion was outstanding, resulting in a variable rate exposure cap and an interest rate exchange agreement cap of about $8.9 billion each. As of March 31, 2008, both the amount of outstanding variable rate debt instruments and interest rate exchange agreements are less than the authorized totals of 20 percent of total outstanding State-supported debt, and are projected to be below the caps for the entire forecast period through 2011-12

Interest Rate Exchange Agreements. As of March 31, 2008 five issuers have entered into a notional amount of $5.86 billion of interest rate exchange agreements with nine different counterparties that result in fixed rates and are subject to the interest rate exchange agreement cap, or 13.2 percent of total debt outstanding. As of March 31, 2008, the net mark-to-market value of all these outstanding swaps (the aggregate termination amount) was approximately $312 million - the total amount the State would receive from the collective authorized issuers for payments from the counterparties should all the swaps be terminated.

The State has also entered into approximately $861 million in swaps to create synthetic variable rate exposure, including $168 million of synthetic variable rate obligations and $693 million of forward starting synthetic variable rate obligations. As of March 31, 2008, the net mark-to-market value of the State's synthetic variable rate swaps is $20 million - the total amount the State would receive from the collective authorized issuers should all swaps be terminated. These swaps do not count against the interest rate exchange agreement cap but do count towards the variable rate debt instruments cap.

Net Variable Rate Obligations. As of March 31, 2008 the State had about $1.8 billion of outstanding variable rate debt instruments that are subject to the net variable rate exposure cap or 4.1 percent of total debt outstanding. That amount includes $1.6 billion of unhedged variable rate obligations and $168 million of synthetic variable rate obligations described above.

State Retirement Systems

General. The New York State and Local Retirement Systems (the "Systems") provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees' Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 33 percent of the membership during the 2007-08 fiscal year. There were 3,020 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

As of March 31, 2008, 667,321 persons were members and 358,109 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Current members enrolled in a non-contributory plan cannot be required to begin making contributions. Current members covered by a contributory plan cannot be required to make contributions beyond what is presently required by State law.

Recent market volatility and the recent decline in the market value of many equity investments have negatively impacted the assets held for the Systems. These or future downturns in financial markets will not affect the State's contribution to the Systems for fiscal year 2009 (which was based on the value of the assets as of April 1, 2007 and has already been paid) or the estimated contribution to the Systems for fiscal year 2010 (which is based on the value of the pension fund and its liabilities as of April 1, 2008). However, such downturns may result in an increase in the amount of the contributions required to be made for fiscal years after fiscal year 2010. The amount of such increases would depend, in part, on the value of the pension fund as of each April 1 as well on the present value of the anticipated benefits to be paid by the pension fund as of each April 1, and, therefore, it is not possible to estimate the amount of any contribution for the period after fiscal year 2010.

Contributions. The State paid, in full, its employer contributions for the fiscal year ending March 31, 2009. Payments totaled $1.06 billion. This amount included the Judiciary bill and the amortization payments for the 2005 and 2006 bills.

Assets and Liabilities. Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. OSC reports that the net assets available for benefits as of March 31, 2008 were $155.8 billion (including $2.9 billion in receivables), a decrease of $0.8 billion or 0.5 percent from the 2006-07 level of $156.6 billion, reflecting, in large part, equity market performance. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries increased from $163.1 billion on April 1, 2007 to $170.5 billion (including $66.1 billion for current retirees and beneficiaries) on April 1, 2008. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from net assets on April 1, 2008 in that amortized cost was used instead of market value for bonds and mortgages and the non-fixed investments utilized a smoothing method which recognized 20 percent of unexpected gain for the 2008 fiscal year, 40 percent of the unexpected gain for the 2007 fiscal year and 60 percent of the unexpected gain for the 2006 fiscal year. Actuarial assets increased from $142.6 billion on April 1, 2007 to $151.8 billion on April 1, 2008. The funded ratio, as of April 1, 2008, using the entry age normal funding method, was 107 percent.

Authorities and Localities

Authorities. Public authorities are created pursuant to State law, are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 2007, 19 public authorities had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these public authorities was approximately $134 billion, only a portion of which constitutes State-supported or State-related debt.

The City of New York. The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. The official financial disclosure of The City of New York and the financing entities issuing debt on its behalf is available by contacting City Director of Investor Relations, (212) 788-5875 or contacting the City Office of Management and Budget, 75 Park Place, 6th Floor, New York, NY 10007. The AIS states that the State assumes no liability or responsibility for any financial information reported by The City of New York.

Other Localities. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and 2007, the State Legislature authorized 14 bond issuances to finance local government operating deficits. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2008-09 fiscal year or thereafter.

To help resolve persistent fiscal difficulties in the City of Buffalo, the State enacted legislation in July 2003 that created the Buffalo Fiscal Stability Authority ("BFSA"). To address a deteriorating fiscal situation in Erie County, legislation was enacted in July 2005 that created the Erie County Fiscal Stability Authority ("ECFSA"). Under these statutes, the City and the County are required to take annual budgetary actions necessary to address increasing percentages of their projected budget gaps and the BFSA as well as the ECFSA are authorized to finance remaining budget gaps through the issuance of deficit bonds and through restructuring or refinancing of outstanding debt. Tax revenues generated by the City and the Buffalo City School District as well as State aid payments are pledged to support any bonds issued by the BFSA. Similarly, the County's sales tax revenues and certain statutorily defined State aid payments are pledged as revenue to support any bonds issued by ECFSA.

The BFSA has instituted a control period for Buffalo since 2003. In 2006, the ECFSA instituted a control period for the county after rejecting its fiscal 2007 budget and financial plan for fiscal years 2007 through 2010. The implementation of a control period grants BFSA and ECFSA significant authority over the financial operations of the county including: the power to approve or reject contracts, settlements, and borrowings in excess of $50,000; to determine expenditure limits for proposed county budgets; and to implement a wage or hiring freeze.

Litigation

General. The legal proceedings described below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million.

Real Property Claims. In Oneida Indian Nation of New York v. State of New York, the alleged successors-in-interest to the historic Oneida Indian Nation seek a declaration that they hold a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place beginning in 1795 and ending in 1846, and ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area. This case remained dormant while the Oneidas pursued an earlier action which sought limited relief relating to a single 1795 transaction and the parties engaged in intermittent, but unsuccessful, efforts to reach a settlement. In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant, and to certify a class made up of all individuals who currently purport to hold title within the affected 250,000 acre area. On September 25, 2000, the District Court granted the motion to amend the complaint to the extent that it sought to add the State as a defendant and to assert money damages with respect to the 250,000 acres and denied the motion to certify a class of individual landowners and to seek the remedy of ejectment.

In a decision dated March 29, 2002, the District Court granted, in part, plaintiffs' motion to strike the State's defenses and counterclaims. The District Court also denied the State's motion to dismiss for failure to join indispensable parties.

Further efforts at settlement of this action failed to reach a successful outcome. While such discussions were underway, two significant decisions were rendered by the Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill
v. Oneida Indian Nation of New York, 544 U.S. 197 (2005), and Cayuga Indian Nation of New York v. Pataki, 413 F.3d 266 (2d Cir. 2005), cert. denied, 126 S.Ct. 2021, 2022 (2006). Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims. These decisions prompted the District Court to reassess its 2002 decision, which in part had struck such defenses, and to permit the filing of a motion for summary judgment predicated on the Sherrill and Cayuga holdings. On August 11, 2006, the defendants moved for summary judgment dismissing the action, based on the defenses of laches, acquiescence, and impossibility. By order dated May 21, 2007, the District Court dismissed plaintiffs' claims to the extent that they asserted a possessory interest, but permitted plaintiffs to pursue a claim seeking the difference between the amount paid and the fair market value of the lands at the time of the transaction. The District Court certified the May 21, 2007 order for interlocutory appeal and, on July 13, 2007, the Second Circuit granted motions by both sides seeking leave to pursue interlocutory appeals of that order. The appeal and cross-appeals have been fully briefed before the Second Circuit, and it is anticipated that the matter will be argued in the fall of 2008.

Other Indian land claims include Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., and The Onondaga Nation v. The State of New York, et al. both in the United States District Court for the Northern District of New York

In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants' answers. By decision dated October 20, 2003, the District Court denied the State's motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution. On February 10, 2006, after renewed efforts at settlement failed to resolve this action, and recognizing the potential significance of the Sherrill and Cayuga appeals, the District Court stayed all further proceedings in this case until 45 days after the United States Supreme Court issued a final decision in the Cayuga Indian Nation of New York case. On November 6, 2006, after certiorari was denied in Cayuga, the defendants moved for judgment on the pleadings. The motion is now fully briefed and awaiting decision.

In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or "Six Nations Iroquois Confederacy," and that conveyances of portions of that land pursuant to treaties during the period 1788 to 1822 are null and void. The "aboriginal territory" described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. On August 15, 2006, based on Sherrill and Cayuga, the defendants moved for an order dismissing this action, based on laches. The motion is now fully briefed and awaiting decision.

Cayuga Indian Nation of New York, et al. v Pataki, et al., involved approximately 64,000 acres in Seneca and Cayuga Counties surrounding the northern portion of Cayuga Lake that the historic Cayuga Nation sold to the State in 1795 and 1807 in alleged violation of the Nonintercourse Act ("NIA") (first enacted in 1790 and now codified at 25 U.S.C. ss. 177) because the transactions were not held under federal supervision, and were not formally ratified by the United States Senate and proclaimed by the President. After 2 lengthy trials, in 2001 the District Court denied ejectment as a remedy, and rendered a judgment against the State for damages and prejudgment interest in the net amount of $250 million. The State appealed. The tribal plaintiffs (but not the U.S.) cross-appealed, seeking ejectment of all of the present day occupants of the land in the 64,000 acre claim area and approximately $1.5 billion in additional prejudgment interest.

On June 28, 2005, the Second Circuit reversed and entered judgment dismissing the Cayuga action, based upon the intervening Supreme Court decision in Oneida Indian Nation v. City of Sherrill, 544 U.S. 197 (2005) which held (in the context of a property tax dispute involving a parcel that the tribe had purchased in fee within the Oneida claim area) that disruptive claims of Indian sovereignty could be barred by equitable defenses, including laches, acquiescence and impossibility. Cayuga Indian Nation v. Pataki, 413 F.3d 266 (2d Cir. 2005). The Second Circuit concluded that the same equitable considerations that the Supreme Court relied on in City of Sherrill applied to the Cayugas' possessory claim and required dismissal of the entire lawsuit, including plaintiffs' claim for money damages and their claim for ejectment. The Court also held that the United States' complaint-in-intervention was barred by laches. The Supreme Court denied certiorari in Cayuga on May 15, 2006.

This case was closed but recently became active when the Cayuga plaintiffs filed a FRCP 60(b)(6) motion to have the judgment vacated. Along with this motion a letter was sent to Judge McCurn's chamber seeking a stay of the 60 (b)(6) motion until after the Second Circuit decides the appeal in the Oneida land claim case. The motion is premised on Judge Kahn's ruling in Oneida, discussed above, that in spite of the Second Circuit decision in Cayuga, the tribe may proceed to prove a non-possessory claim for unjust compensation against the State defendant. By stipulation of the parties, so-ordered by Judge McCurn, further briefing on the Cayugas' motion for relief from judgment has been suspended, pending the outcome of the Oneida appeal that was argued on June 3, 2008.

West Valley Litigation. In State of New York, et al. v. The United States of America, et al., the State and the New York State Energy Research and Development Authority have filed suit seeking (1) a declaration that defendants are liable under Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA" or commonly known as the "Superfund") for the State's response costs and for damages to the State's natural resources resulting from releases from the site in Cattaraugus County, New York, and a judgment reimbursing the State for these costs and damages, (2) a declaration of defendants' responsibilities under the West Valley Demonstration Project Act to decontaminate and decommission the site and for future site monitoring and maintenance, and (3) a declaration that the defendants are responsible for paying the fees for disposal of solidified high level radioactive waste at the West Valley site. The parties have agreed to stay the litigation and submit the issues in (1) and (2) to non-binding arbitration and early neutral evaluation. The parties are currently engaged in mediation.

Tobacco Master Settlement Agreement. In Freedom Holdings Inc. et al. v. Spitzer et ano., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 Tobacco Master Settlement Agreement ("MSA") that New York and many other states entered into with the major tobacco manufacturers. The initial complaint alleged: (1) violations of the Commerce Clause of the United States Constitution; (2) the establishment of an "output cartel" in conflict with the Sherman Act; and (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution. The United States District Court for the Southern District of New York granted defendants' motion to dismiss the complaint for failure to state a cause of action. Plaintiffs appealed from this dismissal. In an opinion dated January 6, 2004, the United States Court of Appeals for the Second Circuit (1) affirmed the dismissal of the Commerce Clause claim; (2) reversed the dismissal of the Sherman Act claim; and (3) remanded the selective enforcement claim to the District Court for further proceedings. Plaintiffs have filed an amended complaint that also challenges the MSA itself (as well as other related State statutes) primarily on preemption grounds. On September 14, 2004, the District Court denied all aspects of plaintiffs' motion for a preliminary injunction, except that portion of the motion relating to the ability of tobacco manufacturers to obtain the release of certain funds from escrow. Plaintiffs have appealed from the denial of the remainder of the motion to the United States Court of Appeals for the Second Circuit. In May 2005, the Second Circuit affirmed the denial of the preliminary injunction. In December 2006, the motions and cross-motions of the parties for summary judgment were fully submitted to the District Court. By order dated July 7, 2008, the District Court requested updated statistical information and other information needed to resolve certain material questions. An evidentiary hearing will be held in November 2008.

State Medicaid Program. There are numerous cases in which nursing homes have challenged the statutory provisions setting the reimbursement methodology pursuant to which they receive Medicaid payments, including New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (six cases); and Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novello. Plaintiffs allege that the changes in methodologies have been adopted in violation of procedural and substantive requirements of State and Federal law.

In New York Association of Homes and Services for the Aging v. DeBuono, et al., the United States District Court for the Northern District of New York dismissed plaintiffs' complaint by order dated May 19, 2004. On April 6, 2006, the Second Circuit Court of Appeals affirmed the order of the District Court. This case is now concluded. Several related State Court cases involving the same parties and issues had been held in abeyance pending the result of the litigation in Federal Court.




                       INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies


Descriptions in this SAI of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing each Fund's portfolio assets. The Advisor may, in its discretion at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund's performance.


It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in a Fund's applicable prospectus.

Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which each Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

The mortgage-backed securities either issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association ("FNMA") ("Certificates") are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., a Fund). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the US Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. mortgage-backed securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, they are generally considered to offer minimal credit risks. The yields provided by these mortgage-backed securities have historically exceeded the yields on other types of US Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.


Mortgage-backed securities may be issued or guaranteed by GNMA, Federal National Mortgage Association ("FNMA") (also known as Fannie Mae) and the Federal Home Loan Mortgage Corporation ("FHLMC") (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government. The value of the companies' securities fell sharply in 2008 due to concerns that the companies did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies' stock. More recently, in September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency ("FHFA"), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into preferred stock purchase agreements ("PSPAs") under which, if the FHFA determines that FNMA's or FHLMC's liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility that is available to FNMA and FHLMC until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, each Fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, each Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by each Fund to exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. Also, each Fund's net asset value could vary to the extent that current yields on mortgage-backed securities are different than market yields during interim periods between coupon reset dates.


During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a Fund. Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. As with other mortgage-backed securities, interest rate declines may result in accelerated prepayment of mortgages, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

One additional difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index. The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Advance Refunded Bonds. The Funds may purchase Municipal Securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of US Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. The Funds may also purchase Municipal Securities that have been refunded prior to purchase by a Fund.


Asset Segregation. Certain investment transactions expose the Funds to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that the Funds engages in such transactions, the Funds will (to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If the Funds segregate sufficient cash or other liquid assets or otherwise "covers" its obligations under such transactions, the Funds will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by the Funds.

In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), the Funds will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, the Funds will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

The Funds may utilize methods of segregating assets or otherwise "covering" transactions that are currently or in the future permitted under the 1940 Act, the rules and regulation thereunder, or orders issued by the Securities and Exchange Commission ("SEC") thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Funds.

Assets used as segregation or cover cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets for segregation and cover purposes could impede portfolio management or the Funds' ability to meet redemption requests or other current obligations.

Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of the Funds that may be at risk with respect to certain derivative transactions.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Funds may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although each Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.


Certificates of Participation. The Funds may purchase Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives each Fund an undivided interest in the Municipal Security in the proportion that the Funds' interest bears to the total principal amount of the Municipal Security. Certificates of Participation may be variable rate or fixed rate. Because Certificates of Participation are interests in Municipal Securities that are generally funded through government appropriations, they are subject to the risk that sufficient appropriations as to the timely payment of principal and interest on the underlying Municipal Securities may not be made. A Certificate of Participation may be backed by a guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by a Fund. It is anticipated by the Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Funds to readily sell its Certificates of Participation prior to maturity to the issuer or a third party.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by each Fund will consist only of direct obligations issued by domestic and foreign entities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by each Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. Each Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Fund agrees to buy a security on a future date.

The Funds will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. The Funds will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as borrowings of the Funds because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to each Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, a Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Fund, thereby effectively charging a Fund interest on its borrowing. Further, although a Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a Fund's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Fund is able to purchase them. Similarly, a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Fund, the security that a Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

High Yield/High Risk Bonds. Each Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See "Ratings of Investments" for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Fund may have difficulty disposing of certain high yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund's ability to dispose of particular issues and may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of a Fund to retain or dispose of such security.


Prices for high yield securities may be affected by legislative and regulatory developments. For example, Congress has from time to time considered legislation which would restrict or eliminate the federal income tax deduction for interest payments on these securities and regulate corporate restructurings. Such legislation if enacted, may significantly depress the prices of outstanding securities of this type.


A portion of the high yield securities acquired by a Fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances a Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable a Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

Illiquid Securities and Restricted Securities. A Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.


The Funds' Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.


A Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which a Fund is permitted or able to sell such security, a Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund.


Impact of Large Redemptions and Purchases of Fund shares. From time to time, shareholders of a Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund's performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a Fund's expense ratio.


Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously-issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of each Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the SEC, which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and
(2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, each Fund may participate in the program only if and to the extent that such participation is consistent with each Fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend only overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, such borrowings will comply with each Fund's nonfundamental policies.

Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with a Fund's investment policies and restrictions as set forth in its registration statement.


Certain of the Central Funds comply with rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund's ability to manage Uninvested Cash.


Each Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Indexed Securities. The Funds may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which the Funds may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.


Inverse Floaters. A Fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. The debt instrument in which a Fund invests may be certificate of interest in a tender option bond trust (the "trust"), which as established by a fund, a financial institution or a broker, consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. A Fund may invest in inverse floaters where the Fund itself deposits the bonds into the underlying special purposes trust ("self-deposited inverse floaters") and inverse floaters where a broker-dealer creates the trust with a deposit of securities not previously owned by the Fund ("externally deposited inverse floaters"). Self-deposited and externally deposited inverse floaters will be treated differently for accounting purposes. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. A Fund may enter into shortfall and forbearance agreements by which a Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. A Fund could lose money and its NAV could decline as a result of investments in inverse floaters if movements in interest rates are incorrectly anticipated. The values of inverse floaters generally rise and fall more sharply in response to interest rate changes than traditional fixed-income securities. Moreover, the markets for inverse floaters may be less developed and may have less liquidity than the markets for more traditional municipal securities. A Fund's investments in inverse floaters will not be considered borrowing within the meaning of the 1940 Act or for purposes of the Fund's investment restrictions on borrowing.


Investment-Grade Bonds. Each Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's; AAA, AA, A or BBB by S&P or AAA, AA, A or BBB by Fitch's or judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Fund invests in higher-grade securities, a Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Letters of Credit. Municipal obligations, including Certificates of Participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a Fund may be used for letter of credit backed investments.

Municipal Securities. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are "notes" and "bonds."

Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes and Construction Loan Notes. Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing and Construction Loan Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under FNMA or GNMA. There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "general obligation" bonds and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

Some issues of municipal bonds are payable from US Treasury bonds and notes held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for the Funds may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder ("demand obligations"). Demand obligations are considered for a Fund's purposes to mature at the demand date.

There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Fund. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the 1933 Act prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for the Funds are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. The Funds believe that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

For the purpose of the Funds' investment restrictions, the identification of the "issuer" of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

A Fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a Fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular Fund. A Fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of a Fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a Fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a Fund in connection with the arrangement. A Fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for a Fund.


A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a Fund's original investment.


Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Fund's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Fund may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

A Fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying municipal lease obligation, plus accrued interest.

Repurchase Agreements. The Funds may invest in repurchase agreements, subject to its investment guidelines. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker-dealer.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of the account is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. Each Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. A Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. A Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Fund assets and its yield and may be viewed as a form of leverage.

Securities Backed by Guarantees. Each Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed which could cause losses to a Fund and affect its share price.

Strategic Transactions and Derivatives. Each Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of a Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.


In the course of pursuing these investment strategies, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). In addition, Strategic Transactions may also include additional techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (except to the extent that 80% of the Fund's net assets are required to be invested in tax-exempt municipal securities, and as limited by the Fund's other investment restrictions and subject to certain limits imposed by the 1940 Act) and the Code or qualification as a regulated investment company to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or for any other purpose permitted by applicable law. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Funds to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Fund.


Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of that Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Other Strategic Transactions, such as forward contracts and swaps are also subject to similar risks. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.


General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Fund's assets in special accounts, as described in the section entitled "Asset Segregation."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, each Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving each Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Each Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect each Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

Each Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that may not be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with each Fund or fails to make a cash settlement payment due in accordance with the terms of that option, each Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by each Fund, and portfolio securities "covering" the amount of each Fund's obligation pursuant to an OTC option sold by it (the cost of any sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If each Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase each Fund's income. The sale of put options can also provide income.

Each Fund may purchase and sell call options on securities including, but not limited to, US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities), Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts, and for DWS Massachusetts Tax-Free Fund, municipal obligations. All calls sold by each Fund must be "covered" (i.e., each Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though each Fund will receive the option premium to help protect it against loss, a call sold by each Fund exposes each Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require each Fund to hold a security or instrument which it might otherwise have sold.

Each Fund may purchase and sell put options on securities including, but not limited to, US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities), Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities and for DWS Massachusetts Tax-Free Fund, municipal obligations. Except for DWS Technology Fund, each Fund will not sell put options if, as a result, more than 50% of each Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that each Fund may be required to buy the underlying security at a disadvantageous price above the market price.




General Characteristics of Futures. Each Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, such as index futures and Eurodollar instruments, the net cash amount) and a firm obligation by the buyer to deliver the specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.


A Fund has claimed exclusion from the definition of the term "commodity pool operator" under the regulations of the Commodity Futures Trading Commission. Therefore, a Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.




Options on Securities Indices and Other Financial Indices. Each Fund may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Fund may enter are interest rate, index and other swaps and the purchase or sale of related caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date or to enhance returns. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

US Government Securities. There are two broad categories of US
Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury bills, notes, bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government securities in a Fund's portfolio does not guarantee the net asset value of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in a Fund will fluctuate over time. Normally, the value of investments in US Government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government securities will tend to decline, and as interest rates fall the value of a Fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as GNMA Certificates. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to a Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a Fund's average portfolio maturity. As a result, a Fund's return may experience greater volatility during periods of rising interest rates than under normal market conditions.



Third Party Puts. Each Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to a Fund will be that of holding such a long-term bond and the weighted average maturity of a Fund's portfolio would be adversely affected.


These bonds coupled with puts may present the same tax issues as are associated with stand-by commitments discussed below. As with any stand-by commitments acquired by a Fund, the Fund intends to take the position for federal income tax purposes that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service ("IRS") will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a Fund's portfolio in a manner designed to minimize any adverse impact from these investments.


Stand-by Commitments. A stand-by commitment is a right acquired by a Fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at the Fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by a Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a Fund will have the following features: (1) they will be in writing and will be physically held by the Fund's custodian; (2) the Fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) the Fund's acquisition cost (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

Each Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.


The IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A Fund intends to take the position for federal income tax purposes that it owns any municipal obligations acquired subject to a stand-by commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case.


Variable Rate Demand Instruments. Each Fund may purchase variable rate demand instruments, which are obligations providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permit a Fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A Fund generally intends to exercise the demand only (1) upon a default under the terms of the obligation, (2) as needed to provide liquidity to a Fund, (3) to maintain a high quality investment portfolio or (4) to maximize a Fund's yield. A bank that issues a repurchase commitment may receive a fee from a Fund for this arrangement. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

The variable rate demand instruments that a Fund may purchase are payable on demand on not more than seven calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the current interest rate environment as provided in the respective instruments. A Fund will determine the variable rate demand instruments that it will purchase in accordance with procedures designed to minimize credit risks.

The Advisor may determine that an unrated variable rate demand instrument meets a Fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for a Fund. Thus, either the credit of the issuer of the obligation or the guarantor bank or both will meet the quality standards of a Fund. The Advisor will reevaluate each unrated variable rate demand instrument held by a Fund on a quarterly basis to determine that it continues to meet a Fund's quality criteria.

The interest rate of the underlying variable rate demand instruments may change with changes in interest rates generally, but the variable rate nature of these instruments should decrease changes in value due to interest rate fluctuations. Accordingly, as interest rates decrease or increase, the potential for capital gain and the risk of capital loss on the disposition of portfolio securities are less than would be the case with a comparable portfolio of fixed income securities. A Fund may purchase variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value of such variable rate demand notes may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities.

The maturity of the variable rate demand instruments held by a Fund will ordinarily be deemed to be the longer of (1) the notice period required before a Fund is entitled to receive payment of the principal amount of the instrument or
(2) the period remaining until the instrument's next interest rate adjustment.

When-Issued Securities. Each Fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund. When a Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, each Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.


Portfolio Holdings

In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, a Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in the Funds' prospectus. Each Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by each Fund.

Each Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to each Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by each Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to certain third parties, such as securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").


Prior to any disclosure of each Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by each Fund's Trustees must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of each Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by each Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to each Fund's Trustees.


Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each Fund and information derived therefrom, including, but not limited to, how each Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the identity of each Fund's holdings could not be derived from such information.


Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a Fund's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the Funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect a Fund from the potential misuse of portfolio holdings information by those in possession of that information.


                             MANAGEMENT OF THE FUNDS

Investment Advisor


Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of DeAM, is the investment advisor for each Fund. Under the supervision of the Board of Trustees of each Fund, with headquarters at 345 Park Avenue, New York, New York, DIMA makes each Fund's investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. The Advisor manages each Fund's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.


The Trustees have overall responsibility for the management of each Fund under Massachusetts law.


The Board and each Fund's shareholders recently approved an amended and restated investment management agreement (the "Investment Management Agreement") for the Funds. Pursuant to the Investment Management Agreement, the Advisor provides continuing investment management of the assets of the Funds. In addition to the investment management of the assets of the Funds, the Advisor determines the investments to be made for the Funds, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Funds' policies as stated in their prospectus and SAI, or as adopted by the Funds' Board. The Advisor will also monitor, to the extent not monitored by the Funds' administrator or other agent, the Funds' compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Funds' Board in valuing the securities and other instruments held by the Funds, to the extent reasonably required by valuation policies and procedures that may be adopted by the Funds.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Funds' Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board Members, officers, and executive employees of the Funds, including the Funds' share of payroll taxes, who are affiliated persons of the Advisor.

The current Agreements, dated April 5, 2002, for each Fund were last approved by the Trustees on September 19, 2008 for DWS California Tax-Free Income Fund and DWS New York Tax-Free Income Fund. Each Agreement will continue in effect until September 30, 2009, and will continue from year to year thereafter only if approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Funds, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Funds' Trustees or of a majority of the outstanding voting securities of the Funds.

The Investment Management Agreement provides that the Funds are generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Funds, the Funds' custodian, or other agents of the Funds; taxes and governmental fees; fees and expenses of the Funds' accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Funds; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Funds' business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Investment Management Agreement to a subadvisor, subject to a majority vote of the Board of the Funds, including a majority of the Board who are not interested persons of the Funds, and, if required by applicable law, subject to a majority vote of the Funds' shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with matters to which the Investment Management Agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Investment Management Agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Funds on 60 days' written notice.

Subadvisor Approval Policy. The Board and each Fund's shareholders recently approved a new subadviser policy for the Funds (the "Subadviser Approval Policy"). The Subadviser Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of the Independent Board Members, to terminate an existing subadvisor or sub-subadvisor and hire another subadvisor or sub-subadvisor, as applicable, and materially amend an existing subadvisory agreement or sub-subadvisory agreement without obtaining shareholder approval. The Funds could not implement the Subadviser Approval Policy without the Securities and Exchange Commission (the "SEC") granting the Funds exemptive relief. A number of other mutual fund complexes have obtained exemptive relief with respect to an advisor's ability to appoint, replace or amend the subadvisory agreement with unaffiliated subadvisors and subadvisors that are wholly owned subsidiaries of the advisor. However, exemptive relief with regard to an advisor's ability to appoint, replace or amend the subadvisory agreement with a subadvisor, who is affiliated with, but not wholly owned subsidiary of the advisor, without shareholder approval, would be more expansive relief than previously granted by the SEC. In addition, exemptive relief with regard to an advisor's ability to appoint, replace or amend a sub-subadvisory agreement with a sub-advisor, without shareholder approval, would be more expansive relief than previously obtained by other mutual fund complexes. Accordingly, there can be no assurance that the Funds' exemptive application will be granted by the SEC or that it will be sufficiently broad to allow the Funds to implement the Subadviser Approval Policy as described above. The SEC also has proposed Rule 15a-5 under the Investment Company Act of 1940, as amended (the "1940 Act") in October 2003 to permit the appointment and termination of subadvisors and amendment to subadvisory agreements without shareholder approval. No action has been taken on proposed Rule 15a-5 under the 1940 Act since its proposal and there is no assurances that the rule will be adopted as proposed. The Funds and the Advisor will be subject to the conditions imposed by the SEC (either by an exemptive order or as part of the final rule) whenever the Advisor acts under the Subadviser Approval Policy, including any shareholder notice requirements.

Effective September 1, 2008 (for DWS New York Tax-Free Income Fund) and May 1, 2008 (for DWS California Tax-Free Income Fund), for all services provided under the Investment Management Agreement, each Fund pays the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:


                                   DWS California              DWS New York
Average Daily Net Assets        Tax-Free Income Fund       Tax-Free Income Fund
------------------------        --------------------       --------------------

First $250 million                      0.45%                      0.45%
Next $750 million                       0.42%                      0.42%
Next $1.5 billion                       0.40%                      0.40%
Next $2.5 billion                       0.38%                      0.38%
Next $2.5 billion                       0.35%                      0.35%
Next $2.5 billion                       0.33%                      0.33%
Next $2.5 billion                       0.31%                      0.31%
Thereafter                              0.30%                      0.30%




The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.




The advisory fee is payable monthly provided that each Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fees than accrued in the books of a Fund and unpaid.


The advisory fees paid by each Fund for its last three fiscal years are shown in the table below.


Fund                                                     Fiscal 2008           Fiscal 2007           Fiscal 2006
----                                                     -----------           -----------           -----------

DWS California Tax-Free Income Fund                      $4,112,167            $4,520,501            $4,642,904
DWS New York Tax-Free Income Fund                        $1,981,400           $2,085,356*            $1,941,544


*        Of which $108,895 was waived.


Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the DWS California Tax-Free Income Fund to the extent necessary to maintain the Fund's total annual operating expenses at 1.62% for both Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2009, the Advisor has committed to review the continuance of waiver/ expense reimbursement arrangements by September 30, 2009.





Through November 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of DWS New York Tax-Free Income Fund to the extent necessary to maintain the Fund's total annual operating expenses at 0.86%, 1.61% and 1.61% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.




The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.




Compensation of Portfolio Managers

Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form of Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

o The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

o The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation than the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of each Fund's portfolio management team in each Fund as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each Fund's most recent fiscal year end.

                                      Dollar Range of           Dollar Range of
                                 Fund Shares Owned in DWS   Fund Shares Owned in DWS
                                   California Tax-Free     New York Tax-Free Income      Dollar Range of All DWS
Name of Portfolio Manager              Income Fund                    Fund                  Fund Shares Owned
-------------------------              -----------                    ----                  -----------------

Matthew Caggiano                            $0                         $0                  $100,001 - $500,000
Eleanor R. Lynch                            $0                        N/A                  $100,001 - $500,000
Philip Condon                               $0                         $0                    Over $1,000,000
Ashton Goodfield                            N/A                        $0                 $500,001 - $1,000,000

Conflicts of Interest

In addition to managing the assets of each Fund, each Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of a Fund's most recent fiscal year end.

DWS California Tax-Free Income Fund

Other SEC Registered Investment Companies Managed:

                                                                                 Number of
                                       Number of        Total Assets of         Investment          Total Assets of
                                      Registered          Registered         Company Accounts        Performance-
                                      Investment          Investment         with Performance-         Based Fee
Name of Portfolio Manager              Companies           Companies             Based Fee             Accounts
-------------------------              ---------           ---------             ---------             --------


Matthew Caggiano                           2            $3,903,353,488               0                    $0
Eleanor R. Lynch                           2            $4,027,919,494               0                    $0
Philip Condon                              8            $7,274,753,981               0                    $0

DWS New York Tax-Free Income Fund

Other SEC Registered Investment Companies Managed:

                                                                                 Number of
                                       Number of        Total Assets of         Investment          Total Assets of
                                      Registered          Registered         Company Accounts        Performance-
                                      Investment          Investment         with Performance-         Based Fee
Name of Portfolio Manager              Companies           Companies             Based Fee             Accounts
-------------------------              ---------           ---------             ---------             --------


Ashton Goodfield                           3            $4,637,212,151               0                    $0
Matthew Caggiano                           2            $4,337,600,046               0                    $0
Philip Condon                              8            $7,709,000,539               0                    $0

DWS California Tax-Free Income Fund

Other Pooled Investment Vehicles Managed:

                                                                              Number of Pooled
                                                                                 Investment
                                      Number of                               Vehicle Accounts      Total Assets of
                                       Pooled          Total Assets of              with             Performance-
                                     Investment       Pooled Investment         Performance-           Based Fee
Name of Portfolio Manager             Vehicles             Vehicles              Based Fee             Accounts
-------------------------             --------             --------              ---------             --------

Matthew Caggiano                          3              $4,680,644                  0                    $0
Eleanor R. Lynch                          0                      $0                  0                    $0
Philip Condon                             3              $4,680,644                  0                    $0

DWS New York Tax-Free Income Fund

Other Pooled Investment Vehicles Managed:

                                                                              Number of Pooled
                                                                                 Investment
                                      Number of                               Vehicle Accounts      Total Assets of
                                       Pooled          Total Assets of              with             Performance-
                                     Investment       Pooled Investment         Performance-           Based Fee
Name of Portfolio Manager             Vehicles             Vehicles              Based Fee             Accounts
-------------------------             --------             --------              ---------             --------

Ashton Goodfield                          3               $4,680,644                 0                    $0
Matthew Caggiano                          3               $4,680,644                 0                    $0
Philip Condon                             3               $4,680,644                 0                    $0

DWS California Tax-Free Income Fund

Other Accounts Managed:

                                                                                 Number of
                                                                               Other Accounts       Total Assets of
                                      Number of                                     with             Performance-
                                        Other          Total Assets of          Performance-           Based Fee
Name of Portfolio Manager             Accounts          Other Accounts           Based Fee             Accounts
-------------------------             --------          --------------           ---------             --------

Matthew Caggiano                           15           $1,543,420,140               0                    $0
Eleanor R. Lynch                            0                       $0               0                    $0
Philip Condon                               0                       $0               0                    $0

DWS New York Tax-Free Income Fund

Other Accounts Managed:

                                                                                 Number of
                                                                               Other Accounts       Total Assets of
                                      Number of                                     with             Performance-
                                        Other          Total Assets of          Performance-           Based Fee
Name of Portfolio Manager             Accounts          Other Accounts           Based Fee             Accounts
-------------------------             --------          --------------           ---------             --------

Ashton Goodfield                            0                       $0               0                    $0
Matthew Caggiano                           15           $1,543,420,140               0                    $0
Philip Condon                               0                       $0               0                    $0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for each Fund and also for other clients advised by the Advisor, including other client accounts managed by each Fund's portfolio management team. Investment decisions for each Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for each Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by each Fund. Purchase and sale orders for each Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to each Fund and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o The Advisor and its affiliates and the investment team of each Funds may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund's Board.





Pursuant to DeAM procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.


Codes of Ethics

The Funds, the Advisor, and the Funds' principal underwriter have each adopted Codes of Ethics under rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


                             FUND SERVICE PROVIDERS


Administrator

The Funds recently entered into an administrative services agreement with the Advisor (the "Administrative Services Agreement"), pursuant to which the Advisor provides administrative services to the Funds including, among others, providing the Funds with personnel, preparing and making required filings on behalf of the Funds, maintaining books and records for the Funds, and monitoring the valuation of Funds securities. The services provided by the Advisor are described in more detail below. For all services provided under the Administrative Services Agreement, the Funds pay the Advisor a fee, computed daily and paid monthly, of 0.100% of a Fund's average daily net assets.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the Funds reasonably deems necessary for the proper administration of the Funds. The Advisor provides the Funds with personnel; arranges for the preparation and filing of the Funds' tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Funds' prospectus and SAI as well as other reports required to be filed by the SEC; maintains the Funds' records; provides the Funds with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Funds; assists in the resolution of accounting issues that may arise with respect to the Funds; establishes and monitors the Funds' operating expense budgets; reviews and processes the Funds' bills; assists in determining the amount of dividends and distributions available to be paid by the Funds, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

The fees paid by the Funds to the Advisor pursuant to the Administrative Services Agreement are reduced by the amount of any credits received from the Funds' custodian for cash balances.

Pursuant to an agreement between the Administrator and State Street Bank and Trust Company ("SSB"), the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by the Funds.

Distributor

Pursuant to an Underwriting and Distribution Services Agreement ("Distribution Agreement"), DWS Investments Distributors, Inc. ("DIDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter, distributor and administrator for the Class A, Class B and Class C shares of each Fund and acts as agent of each Fund in the continuous offering of its shares. The Distribution Agreement for DWS California Tax-Free Income Fund and DWS New York Tax-Free Income Fund, dated April 5, 2002, was last approved by the Trustees on September 19, 2008, for DWS California Tax-Free Income Fund and DWS New York Tax-Free Fund. The Distribution Agreements will remain in effect from year to year thereafter only if their continuance is approved for each class at least annually by a vote of the Board members of the Fund, including the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the Distribution Agreements.

Each Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by each Fund or by DIDI upon 60 days' notice. Termination by each Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of each Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a "majority of the outstanding voting securities" of the class of each Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Trustees in the manner described above with respect to the continuation of the Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class-by-class basis.

DIDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and DIDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DIDI also pays for supplementary sales literature and advertising costs. As indicated under "Purchase of Shares," DIDI retains the sales charge upon the purchase of Class A shares and pays or allows concessions or discounts to firms for the sale of the Funds' shares. DIDI receives no compensation from the Funds as principal underwriter for Class A shares. DIDI receives compensation from the Funds as principal underwriter for Class B and Class C shares.

Shareholder and administrative services are provided to each Fund on behalf of Class A, Class B and Class C shareholders under a Shareholder Services Agreement (the "Services Agreement") with DIDI. The Services Agreement continues in effect from year to year so long as such continuance is approved for each Fund at least annually by a vote of the Board of the applicable Fund, including the Board members who are not interested persons of the Funds and who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Funds or by DIDI upon 60 days' notice. Termination with respect to the Class A, B or C shares of each Fund may be by a vote of (i) the majority of the Board members of the Funds who are not interested persons of the Funds and who have no direct or indirect financial interest in the Services Agreement, or (ii) a "majority of the outstanding voting securities" of the Class A, B or C shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Funds without approval of a majority of the outstanding voting securities of such class of the Funds, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, DIDI may provide or appoint various broker-dealer firms and other service or administrative firms ("firms") to provide information and services to investors in a Fund. Typically, DIDI appoints firms that provide services and facilities for their customers or clients who are investors in a Fund. Firms appointed by DIDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

DIDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under "Rule 12b-1 Plans" below, DIDI receives compensation from the Funds for its services under the Services Agreement.


Rule 12b-1 Plans


Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class B shares and Class C shares that are used by DIDI to pay for distribution services for those classes. Pursuant to each Rule 12b-1 Plan, shareholder and administrative services are provided to the applicable Fund on behalf of its Class A, B and C shareholders under each Fund's Services Agreement with DIDI. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 distribution plans for Class B and Class C shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to DIDI or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by DIDI to pay for distribution and services for those classes, the agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares, Class B shares and Class C shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to DIDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by DIDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Rule 12b-1 Plan may or may not be sufficient to cover DIDI for its expenses incurred. On the other hand, under certain circumstances, DIDI might collect in the aggregate over certain periods more in fees under the Rule 12b-1 Plan than it has expended over that same period in providing distribution services for a Fund. In connection with Class B shares, for example, if shares of a Fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of the Fund's shares were to decline (resulting in lower expenditures by DIDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. This may also happen over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DIDI that is not matched to the timing of revenues received (e.g., a sales commission may be paid by DIDI related to an investment in year 1, while the Rule 12b-1 fee to DIDI related to that investment may accrue during year 1 through year 6 prior to conversion of the investment to Class A shares). As a result, if DIDI's expenses are less than the Rule 12b-1 fees, DIDI will retain its full fees and make a profit.


Class B and Class C Shares


Distribution Services. For its services under the Distribution Agreement, DIDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. DIDI also receives any contingent deferred sales charges paid with respect to Class B shares. DIDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, DIDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. DIDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares, except that, DIDI does not advance the first year distribution fee to firms for sales for Class C shares to employer-sponsored employee benefits plans using the OmniPlus subaccount record keeping system made available through ADP, Inc., under an alliance with DIDI and its affiliates. For periods after the first year, DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DIDI or the applicable Fund. DIDI also receives any contingent deferred sales charges paid with respect to Class C shares.


Class A, Class B and Class C Shares


Shareholder Services. For its services under the Services Agreement, DIDI receives a shareholder services fee from each Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B and C shares of that Fund.

With respect to Class A Shares of a Fund, DIDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A Shares of a Fund, commencing with the month after investment. With respect to Class B and Class C Shares of a Fund, DIDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares.

DIDI does not advance the first year service fee to firms for sales for Class C shares to employer-sponsored employee benefits plans using the OmniPlus subaccount record keeping system made available through ADP, Inc., under an alliance with DIDI and its affiliates. For periods after the first year, DIDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of DIDI. In addition DIDI may, from time to time, pay certain firms from it own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

DIDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the shareholder services fee payable to DIDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than DIDI) listed on a Fund's records. The effective shareholder services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each Fund, in its discretion, may approve basing the fee to DIDI at the annual rate of 0.25% on all Fund assets in the future.


Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.





                                           ---------------------------------------------------------
                                             12b-1 Compensation to Underwriter and Firms for the
                                                 Twelve-Month Period Ended September 30, 2008
                                           -------------- -------------- ---------------------------



                                               12b-1          12b-1
                                           Distribution    Shareholder    12b-1 Compensation Paid
                                               Fees       Services Fees           to Firms
------------------------------ ----------- -------------- -------------- ---------------------------
DWS California Tax-Free        Class A                $0     $1,218,662          $1,175,469
Income Fund
------------------------------ ----------- -------------- -------------- ---------------------------
                               Class B           $31,801        $11,436             $21,746
------------------------------ ----------- -------------- -------------- ---------------------------
                               Class C           $77,387        $26,444            $118,339
                               ----------- -------------- -------------- ---------------------------
DWS New York Tax-Free Income   Class A                $0       $252,619            $244,360
Fund
------------------------------ ----------- -------------- -------------- ---------------------------
                               Class B           $17,348         $5,234             $10,959
------------------------------ ----------- -------------- -------------- ---------------------------
                               Class C           $40,766        $13,125             $57,425
------------------------------ ----------- -------------- -------------- ---------------------------

                                           ------------------------------------------------------------------------
                                                         Other Expenses Paid by Underwriter for the
                                                        Twelve-Month Period Ended September 30, 2008
                                           --------------- -------------- ------------- -------------- ------------
                                            Advertising,
                                               Sales,
                                             Literature
                                                and                        Marketing
                                            Promotional     Prospectus     and Sales     Postage and     Imputed
                                             Materials       Printing       Expenses       Mailing      Interest
------------------------------ ----------- --------------- -------------- ------------- -------------- ------------
DWS California Tax-Free        Class A           $369,226         $5,334       $78,189        $74,021           $0
Income Fund
------------------------------ ----------- --------------- -------------- ------------- -------------- ------------
                               Class B             $1,288            $48          $249           $233     $137,737
------------------------------ ----------- --------------- -------------- ------------- -------------- ------------
                               Class C             $9,859           $583        $1,711         $1,559           $0
                               ----------- --------------- -------------- ------------- -------------- ------------
DWS New York Tax-Free Income   Class A            $13,999           $812        $2,449         $2,099           $0
Fund
------------------------------ ----------- --------------- -------------- ------------- -------------- ------------
                               Class B               $602            $29          $136           $122      $54,156
------------------------------ ----------- --------------- -------------- ------------- -------------- ------------
                               Class C             $2,933           $116          $697           $577           $0
------------------------------ ----------- --------------- -------------- ------------- -------------- ------------


The following table shows, for Class A shares, the aggregate amount of underwriting commissions paid to DIDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by DIDI.

                                              Aggregate       Aggregate                                    Aggregate
                                                Sales        Commissions     Aggregate Commissions        Commissions
Fund                          Fiscal Year    Commissions    Paid to Firms   Paid to Affiliated Firms   Retained by DIDI
----                          -----------    -----------    -------------   ------------------------   ----------------

DWS California Tax-Free
Income Fund                      2008           $49,000         $17,000                     $7,000             $25,000
                                 2007           $77,000         $52,000                     $4,000             $21,000
                                 2006           $31,000         $18,000                     $2,000             $11,000

DWS New York Tax-Free
Income Fund                      2008           $17,000          $9,000                         $0              $8,000
                                 2007           $18,000         $13,000                     $1,000              $4,000
                                 2006           $10,000          $5,000                         $0              $5,000


Certain trustees or officers of the Funds are also trustees or officers of the Advisor or DIDI, as indicated under "Trustees and Officers."


Independent Registered Public Accounting Firm


The financial highlights of DWS California Tax-Free Income Fund and DWS New York Tax-Free Income Fund included in the Funds' prospectus and the Financial Statements of each Fund incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, independent registered public accounting firm, 200 Clarendon Street, Boston, MA 02116, given on the authority of said firm as experts in accounting and auditing. Ernst & Young LLP audits the financial statements of each Fund and provides other audit, tax, and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


Legal Counsel


Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, acts as counsel for DWS California Tax-Free Income Fund and DWS New York Tax-Free Income Fund and as co-counsel to the Independent Trustees of the Funds.

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110 serves as co-counsel to the Funds' Independent Trustees.


Fund Accounting Agent


DWS Investments Fund Accounting Corporation ("DIFA"), Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Funds and maintaining portfolio and general accounting records. DIFA delegated certain fund accounting functions to State Street Bank and Trust Company ("SSB or the Custodian") under the Funds' fund accounting agreement.

Pursuant to an agreement between the Administrator and State Street Bank and Trust Company, the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by the Funds.





Currently, DIFA receives no fee for its services to the Funds; however, subject to Board approval, some time in the future, DIFA may seek payment for its services under this agreement.

Custodian


SSB, as custodian, has custody of all securities and cash of each Fund. SSB attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds.


Transfer Agent and Shareholder Service Agent

DWS Investments Service Company ("DISC" or the "Transfer Agent"), 210 West 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as the transfer agent, dividend-paying agent and shareholder service agent for all classes of the Funds.

The Transfer Agent receives an annual service fee for each account of the Funds, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.60 (as of 2007, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in a Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.


Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Funds or are paid directly by the Funds. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Funds with the prior approval of each Fund's Board.

Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.


Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DISC, not by a Fund.


Regulatory Matters and Legal Proceedings


On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Investments funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.


The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.


On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") (now known as the Financial Industry Regulatory Authority, or "FINRA") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and DWS Investments Distributors, Inc. (now known as DWS Investments Distributors, Inc. ("DIDI")) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the DWS Funds' (now known as the DWS Investments Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DIDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute DWS Fund shares. These directed brokerage practices were discontinued in October 2003.





Under the terms of the settlements, in which DIMA, DAMI and DIDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DIDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DIDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-investments.com/regulatory_settlements.


The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.


                             PORTFOLIO TRANSACTIONS


The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.


The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a Fund. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by the Advisor specifically to service such Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.


Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder.





The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.


DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, a Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to a Fund.

DIMA and its affiliates and the Funds' management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

The following shows total brokerage commissions paid for the past three fiscal years:


DWS California Tax-Free Income Fund: For the fiscal years ended August 31, 2008, 2007 and 2006, the Fund paid $3,435, $1,186 and $0 in commissions, respectively.

DWS New York Tax-Free Income Fund: For the fiscal years ended August 31, 2008, 2007, and 2006, the Fund paid $751, $258 and $0 in commissions, respectively.

Each Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in Rule 10b-1 of the 1940 Act) that the Funds have acquired during the most recent fiscal year. As of August 31, 2008, the Funds did not hold any securities of their regular broker dealers.


Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a Fund's objective.

Portfolio turnover rates for the two most recent fiscal years for DWS California Tax-Free Income Fund are as follows:


56% and 37% for the fiscal years ended August 31, 2008 and 2007, respectively.


Portfolio turnover rates for the two most recent fiscal years for DWS New York Tax-Free Income Fund are as follows:


39% and 37% for the fiscal years ended August 31, 2008 and 2007, respectively.



                        PURCHASE AND REDEMPTION OF SHARES

General Information


Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of each Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.


A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Information regarding tax-deferred retirement plans is not applicable to DWS California Tax-Free Income Fund and DWS New York Tax-Free Income Fund.


Orders will be confirmed at a price based on the net asset value of a Fund next determined after receipt in good order by DIDI of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DIDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DIDI ("trade date").


Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.


Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, DISC (the "Transfer Agent") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DIDI, may receive compensation from a Fund through the Shareholder Service Agent for these services.


The Fund has authorized one or more financial service institutions, including certain members of FINRA other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.


DIDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Investments Wholesalers"). Generally, DWS Investments Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Investments Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories -- "Strategic," "Tactical" or "all other funds" -- taking into consideration, among other things, the following criteria, where applicable:

o The Fund's consistency with DWS Investments' branding and long-term strategy;

o        The Fund's competitive performance;

o        The Fund's Morningstar rating;

o The length of time the Fund's Portfolio Managers have managed the Fund/Strategy;

o        Market size for the fund category;

o        The Fund's size, including sales and redemptions of the Fund's shares.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Investments, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the Strategic and Tactical categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-investments.com, approximately one month after the end of each quarter. DWS Investments Wholesalers receive the highest compensation for Strategic funds, less for Tactical funds and the lowest for all other funds. The level of compensation among these categories may differ significantly.

The prospect of receiving, or the receipt of, additional compensation by a DWS Investments Wholesaler under the Plan may provide an incentive to favor marketing the Strategic or Tactical funds over all other funds. The Plan, however, will not change the price that investors pay for shares of a fund. The DWS Investments Compliance Department monitors DWS Investments Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.





Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents will not be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges if the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.





QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS Investments' Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-investments.com or calling (800) 621-1048. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.




Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Fund prospectus.


Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients, and DIDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

DIDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Funds sold under the following conditions: (i) the purchased shares are held in a DWS Investments IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for DWS-branded plans by ADP, Inc. under an alliance with DIDI and its affiliates,
(iii) the registered representative placing the trade is a member of Executive Council, a group of persons designated by DIDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and in the prospectus, DIDI, the Advisor, or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Funds. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or other funds underwritten by DIDI.

Upon notice to all dealers, DIDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

DIDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Funds in accordance with the Large Order NAV Purchase Privilege and one of the two compensation schedules up to the following amounts:

Compensation Schedule #1:                                                     Compensation Schedule #2:
Retail Sales and DWS Flex Plan(1)                                              DWS Retirement Plans(2)
---------------------------------                                              -----------------------

Amount of                              As a Percentage of Net     Amount of Shares      As a Percentage of Net
Shares Sold                                  Asset Value                Sold                  Asset Value
-----------                                  -----------                ----                  -----------

$1 million to $3 million                        0.85%

Over $3 million to $50 million                  0.50%              Over $3 million           0.00% - 0.50%

Over $50 million                                0.25%                     --                        --

(1) For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DIDI will consider the cumulative amount invested by the purchaser in a Fund and other funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above.

(2) Compensation Schedule 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates.





DIDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. DIDI is compensated by the Funds for services as distributor and principal underwriter for Class B shares. DIDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. DIDI is compensated by the Funds for services as distributor and principal underwriter for Class C shares.


Revenue Sharing


In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to ..25% of sales of the Fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors
----------------------------------------------
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) Deutsche Bank Group
Ensemble Financial Services
First Clearing/Wachovia Securities
Fiserv Trust Company
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Cash Product Platform
------------------------------
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. -- International
First Southwest Company
Huntleigh Securities
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Robert W. Baird & Co.
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS Financial Services
William Blair & Company

Channel: Third Party Insurance Platforms
----------------------------------------
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of a Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for a Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.




Class A Purchases. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                   Sales Charge
                                                                   ------------
                                                                                         Allowed to Dealers
                                           As a Percentage of    As a Percentage of     as a Percentage of
Amount of Purchase                           Offering Price       Net Asset Value*         Offering Price
------------------                           --------------       ---------------          --------------

Less than $100,000                               4.50%                 4.71%                   4.00%
$100,000 but less than $250,000                  3.50%                 3.63%                   3.00%
$250,000 but less than $500,000                  2.60%                 2.67%                   2.25%
$500,000 but less than $1 million                2.00%                 2.04%                   1.75%
$1 million and over                               .00**                 .00**                   ***

*        Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.


***      Commission is payable by DIDI as discussed below.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DIDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.


Combined Purchases. The Fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS Funds that bear a sales charge.


Letter of Intent. The reduced sales charge for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of DWS Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by DIDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. under an alliance with DIDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.


Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member (including the investor's spouse or life partner and children or stepchildren age 21 or younger).


For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system available through ADP, Inc. under an alliance with DIDI and its affiliates may include: (a) Money Market Funds as "DWS Funds," (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system. Once eligible plan assets under this provision reach the $1,000,000 threshold, a later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a) a current or former director or trustee of Deutsche or DWS mutual funds;

(b) an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Funds;

(c) certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DIDI, for themselves or members of their families. DIDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f) selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with DIDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(g) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DIDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(i) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans") made available through ADP under an alliance with DIDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(j) investors investing $1 million or more, either as a lump sum or through the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above (collectively, the "Large Order NAV Purchase Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(k) defined contribution investment only plans with a minimum of $1,000,000 in plan assets regardless of the amount allocated to the DWS funds;

In addition, Class A shares may be sold at net asset value in connection with:

(l) the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by DIDI and consistent with regulatory requirements; and

(m) a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates into a DWS Investments IRA;

(n)      reinvestment of fund dividends and distributions;

(o) exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in the fund.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, DIDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by DIDI. The privilege of purchasing Class A shares of a Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.





Class B Purchases. Class B shares of a Fund are offered at net asset value. No initial sales charge is imposed. Class B shares sold without an initial sales charge allow the full amount of the investor's purchase payment to be invested in Class B shares for his or her account. Class B shares have a contingent deferred sales charge of 4.00% that declines over time (for shares sold within six years of purchase) and Rule 12b-1 fees, as described in the Funds' prospectus and SAI. Class B shares automatically convert to Class A shares after six years.

Class C Purchases. Class C shares of a Fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares are subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the Funds' prospectus and SAI.

Multi-Class Suitability. DIDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system ("System") maintained for DWS Investments-branded plans on record keeping systems made available through ADP, Inc. under an alliance with DIDI and its affiliate ("DWS Investments Flex Plans").





The following provisions apply to DWS Investments Flex Plans.

a. Class B Share DWS Investments Flex Plans. Class B shares have not been sold to DWS Investments Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a DWS Investments Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

b. Class C Share DWS Investments Flex Plans. Orders to purchase Class C shares for a DWS Investments Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.




The procedures above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.


Automatic Investment Plan. A shareholder may purchase shares of the Funds through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $500 and maximum $250,000 for initial investments and a minimum of $50 and maximum $250,000 for subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Funds may immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.





Minimum Subsequent Investment Policies. For current shareholders of Class A, B or C shares there is a $50 minimum investment requirement for subsequent investments in a Fund. There is no minimum subsequent investment requirement in Class A shares for investments on behalf of participants in certain fee-based and wrap programs offered through financial intermediaries approved by the Advisor. There is no minimum subsequent investment required for Institutional Class shares.




Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.


It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or DWS Investments mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a Fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.


Redemptions


Redemption fee. Each Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all Fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with a Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to a Fund. For this reason, each Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds'.


Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.


Orders will be confirmed at a price based on the net asset value (including any applicable sales charge) of a Fund next determined after receipt in good order by DIDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DIDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").


Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.


A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DIDI, which firms must promptly submit orders to be effective.


Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.


Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately on the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DIDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died or is disabled (under certain circumstances);

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account;

(f) redemptions of shares whose dealer of record at the time of the investment notifies DIDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase; and

(g) redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

The Class B CDSC will be waived for the circumstances set forth in items (c),
(d), (e) and (g) for Class A shares. In addition, this CDSC will be waived:

(h) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(i) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Investments IRA accounts); and

(j) in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available through ADP under an alliance with DIDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Code, (4) representing returns of excess contributions to such plans and (5) in connection with direct "roll over" distributions from a Flex Plan into a DWS Investments IRA under the Class A net asset value purchase privilege.

The Class C CDSC will be waived for the circumstances set forth in items (b),
(c), (d), (e) and (g) for Class A shares and for the circumstances set forth in items (h) and (i) for Class B shares. In addition, this CDSC will be waived for:

(k) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to DWS Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and

(l) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.





In-kind Redemptions. Each Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by a Fund and valued as they are for purposes of computing the Fund's net asset value. A redeeming shareholder who receives such securities will be subject to federal income tax in the same manner as if a cash distribution had been received. A shareholder may incur transaction expenses in converting these securities to cash.


Exchanges


Shareholders may request on exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Certain series of DWS Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, NY Tax-Free Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. Treasury Series, Tax-Exempt California Money Market Fund, Cash Account Trust and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DIDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or DIDI. Exchanges are taxable transactions for federal income tax purposes.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Such exchanges will be made automatically until the shareholder or a Fund terminates the privilege. Automatic Exchanges are subject to the terms and conditions described above.


Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Dividends

Each Fund intends to declare daily and distribute monthly substantially all of its net investment income (excluding short-term capital gains) resulting from investment activity. Distributions, if any, of net realized capital gains (short-term and long-term) will normally be made in November or December or otherwise as needed.

An additional distribution may also be made (or treated as made) in November or December if necessary to avoid a federal excise tax. Both types of distributions will be made in shares of a Fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated for federal income tax purposes as if received by shareholders on December 31 of the calendar year declared.

Dividends paid by a Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income dividends and capital gain distributions, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain distributions in cash and long-term capital gain distributions in shares of the same class at net asset value; or

2.       To receive income and capital gain distributions in cash.


Dividends and distributions will be reinvested in shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the prospectus. To use this privilege of investing dividends of a Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. A Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of a Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Dividends and distributions are treated the same for federal income tax purposes whether made in shares or cash.


Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. In January of each year, each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.


Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and net long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or net capital gain in order to satisfy the minimum distribution requirements contained in the Code.



                                      TAXES




The following is intended to be a general summary of certain US federal income tax consequences of investing in a Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. This discussion reflects the applicable tax laws of the United States as of the date of this SAI which tax laws may change or be subject to new interpretations by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Taxation of the Funds. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code so that it will not be subject to federal income tax on the income and gains that it distributes to shareholders. In order to qualify as a regulated investment company, a Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Each Fund must derive at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities and foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, other than partnerships that derive 90% or more of their income from the qualifying income described in
(i) above). Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than those of the US government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or in the securities of one or more qualified publicly traded partnerships. Each Fund is required to distribute to its shareholders at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid - generally, taxable ordinary income the excess of net short-term capital gains over net long-term capital losses, if any) and net tax-exempt interest income and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gain in the manner required under the Code.


A Fund's investments in partnerships, including in qualified publicly traded partnerships, may result in such Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.


If for any taxable year a Fund does not qualify for the special federal income tax treatment accorded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividends. Such dividends however, would generally be eligible (i) to be treated as "qualified dividend income," in the case of individual and other noncorporate shareholders, subject to reduced rates of federal income taxation for taxable years beginning before January 1, 2011 and (ii) for the 70% dividends received deduction in the case of corporate shareholders. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest charges and make substantial distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.

Each Fund is subject to a nondeductible 4% federal excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income and excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Exempt-Interest Dividends. A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets consists of obligations of state or political subdivision thereof. Distributions that a Fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local tax purposes. If a Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Investors may not deduct part or all of the interest on indebtedness, if any, incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of a Fund's total distributions (not including distributions from capital gains) paid to the shareholders that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

Taxable Distributions from the Funds. For federal income tax purposes, distributions of net investment income, other than exempt-interest dividends, are generally taxable as ordinary income, except as discussed below. Taxes on distributions of capital gains are generally determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains derived from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2010, distributions of net investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain, provided certain holding period and other requirements are met at both the shareholder and Fund levels. Because each Fund expects to invest primarily in tax-exempt bonds, the Funds do not expect more than a small portion, if any, of Fund distributions to be derived from qualified dividend income.


Distributions, to the extent they are taxable to shareholders, will be taxable even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions, to the extent they are taxable will be taxable regardless of whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.


Transactions in Fund Shares. Any gain or loss resulting from the sale or exchange of Fund shares generally will be treated as capital gain or loss. If a shareholder held such shares for more than one year, the gain or loss will generally be a long-term capital gain or loss. Long-term capital gain rates applicable to individuals and other noncorporate shareholders have been temporarily reduced -- in general, to 15% with a lower rate applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares. All or a portion of any loss realized upon the redemption of shares of a Fund will be disallowed if shares of the Fund or substantially identical stock or securities are acquired (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly acquired shares will be adjusted to reflect the disallowed loss. A shareholder's ability to utilize capital losses may be limited by the Code.

Under certain circumstances shareholders of a Fund may exchange their shares for shares of the same class of certain other funds (the "reinvested shares"). If a shareholder (other than a shareholder who holds his o her shares in a tax-exempt account) makes such an exchange, the shareholder will recognize a capital gain or loss for federal income tax purposes measured by the difference between the value of the reinvested shares and the basis of the exchanged shares. Upon the exchange of shares that were purchased subject to a sales charge and held for less than 91 days, the lesser of (i) the sales charge incurred on the exchanged shares or (ii) the sales charge waived on the reinvested shares is included in the tax basis of the reinvested shares and is not included in the tax basis of the exchanged shares.

Taxation of Certain Investments. A Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special federal income tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any forward contract, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

Under the "wash sale" rules, a Fund may not recognize a loss from the sale of a security where a substantially identical security is (or has been) acquired, or the Fund enters into a contract or option to purchase such substantially identical security, within the period beginning 30 days before and ending 30 days after the sale.

The IRS may treat certain positions in securities held (directly or indirectly) by a Fund as a "straddle" for federal income tax purposes. The application of the straddle rules in such a case could affect a Fund's holding period for the securities involved and may defer the recognition of losses with respect to such securities.

A Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment. A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to a Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of a Fund, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund level. Therefore, a fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy those distribution requirements.

In addition, if a Fund invests in certain high yield original issue discount obligations issued by corporations (including tax-exempt obligations), a portion of the original issue discount accruing on the obligation may be treated as taxable dividend income. In such event, dividends of investment company taxable income received by shareholders of a Fund, to the extent attributable to such portion of accrued original issue discount, would be taxable. Any such dividends received by a Fund's corporate shareholders may be eligible for the deduction for dividends received by corporations and may be treated as qualified dividend income by the Fund's noncorporate shareholders.


Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its redemption value (or its adjusted issue price if issued with original issue discount). Absent an election to include the market discount in income as it accrues, gain on the disposition of such an obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.


A Fund's investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Withholding and Other Tax Considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions (including exempt-interest dividends) may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their correct taxpayer identification number and certifications as to their federal income tax status.


Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares. Any shareholder who is not a US person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on some or all of the amounts received by him or her.


For taxable years of a Fund beginning before January 1, 2010, a Fund will generally not be required to withhold tax on any amounts paid to a non-US person with respect to dividends attributable to "qualified short-term gain" (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain US source interest income that would not be subject to federal withholding tax if earned directly by a non-US person, provided such amounts are properly designated by the Fund.


Capital gains distributions may be reduced if a Fund has capital loss carryforwards. Any capital loss carryforwards to which a Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.


All distributions by a Fund result in a reduction in the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution may nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which may nevertheless be taxable to them.

Under current Treasury regulations, if a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them before making an investment in a Fund.

Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, tax-exempt bonds, as well as the tax-exempt nature of interest paid thereon. It is not possible to predict with certainty what effect, if any, such legislation may have on the tax-exempt bond market, including the availability of obligations appropriate for investment, nor is it possible to predict whether any additional restrictions may be enacted in the future.

"Exempt-interest dividends" are included as income for purposes of determining whether the amount of a shareholder's total social security benefits and railroad retirement benefits are subject to tax.

DWS California Tax-Free Income Fund

In any year in which the Fund qualifies as a regulated investment company under Subchapter M of the Code and is exempt from federal income tax on the income and gains it distributes to shareholders, the Fund will also be relieved of liability for California state franchise and corporate income tax to the extent its earnings are distributed to its shareholders. The Fund may be taxed on its undistributed taxable income (including interest income on California municipal securities for franchise tax purposes). If for any year the Fund does not qualify for the special tax treatment afforded regulated investment companies, then all of the Fund's taxable income may be subject to California state franchise or income tax at regular corporate rates.

If at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company (or series thereof) consists of obligations the interest on which, if held by an individual, is exempt from taxation by California, then the regulated investment company (or series thereof) will be qualified to pay dividends exempt from California personal income tax (hereinafter referred to as "California exempt-interest dividends"). The Fund intends to qualify under the above requirements so it can pay California exempt-interest dividends. However, if the Fund fails to so qualify, then no part of its dividends to shareholders will be exempt from California personal income tax.

Within 60 days after the close of its taxable year, the Fund will notify each shareholder of the portion of the dividends paid by the Fund with respect to such taxable year which is exempt from California state personal income tax. Interest on obligations of Puerto Rico and other US possessions, as well as interest on obligations of the State of California or its political subdivisions, may be distributed as California exempt-interest dividends. Distributions from the Fund which are attributable to sources other than those described in the preceding sentence generally are taxable to such shareholders as ordinary income. However, distributions derived from interest on US Government obligations, if any, may also be designated by the Fund and treated by shareholders as exempt under the California personal income tax provided the 50% requirement of the preceding paragraph is satisfied.

To the extent, if any, dividends paid to shareholders of the Fund are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends. Such dividends will generally be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gain dividends for federal income tax purposes; provided that California has not adopted the federal rule that allows a regulated investment company to elect to treat such capital gains as having been distributed even though no capital gain dividend has actually been paid. In the case where the Fund makes this election for federal income tax purposes, any such capital gains may be subject to tax at the Fund level for California franchise or corporate income tax purposes.

Shares of the Fund are not subject to the California property tax.


Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund is not deductible for California personal income tax purposes. In addition, any loss realized by a shareholder of the Fund upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution on such shares is treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption or other disposition of shares may be disallowed under the "wash sale" rules if within a period beginning 30 days before and ending 30 days after the redemption or other disposition, other shares of the Fund or other substantially identical stock or securities are acquired.




The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any Fund dividends constituting California exempt-interest dividends is excludable for California state personal income tax only. Any dividends paid to shareholders subject to California state franchise or California state corporate income tax may therefore be taxed as ordinary dividends to such shareholders notwithstanding that all or a portion of dividends is exempt from California state personal income tax. Accordingly, potential investors in the Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisors with respect to the application of such taxes to the receipt of Fund dividends and as to their own California state tax situation, in general.

DWS New York Tax-Free Income Fund

Individual New York resident shareholders of DWS New York Tax-Free Income Fund will not be subject to New York State or New York City personal income tax on distributions received from the Fund to the extent such distributions (1) constitute exempt-interest dividends under Section 852(b)(5) of the Code and (2) are attributable to interest on tax-exempt obligations of New York State or its political subdivisions, as well as certain other obligations the interest on which is considered tax-exempt for New York State and New York City personal income tax purposes. Exempt-interest dividends are not excluded in determining New York State franchise or New York City business taxes on corporations and financial institutions.


The foregoing is only a summary of some of the New York State and New York City income and franchise tax considerations generally affecting DWS New York Tax-Free Income Fund and its shareholders who are New York residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.


Tax-Equivalent Yield

Tax-equivalent yield is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 30 day (or one month) period assuming semiannual compounding of income. Tax-equivalent yield is calculated by dividing that portion of a Fund's yield (as computed in the yield description above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.


Tax-Exempt Versus Taxable Yield. You may want to determine which investment -- tax-exempt or taxable -- will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of 1 minus your marginal tax rate. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield a Fund may generate. The first table is based upon current law as to the 2008 tax rates schedules, and the second table is based upon the law as to the 2007 tax rates schedules.


CALIFORNIA

Tax Equivalent Yields
2008 California and Federal Personal Income Tax Rates

                                                            Combined
                                               Effective    California
                                   Effective   Federal      and Federal
     Taxable Income Single          CA Rate    Rate         Tax Bracket
     ---------------------          -------    ----         -----------
       Over But not over
       -----------------
$37,233             $47,055       8%           25%          31%
$47,055             $78,850       9.3%         25%          31.98%
$78,850             $164,550      9.3%         28%          34.7%
$164,550            $357,700      9.3%         33%          39.23%
Over $357,700                     9.3%         35%          41.05%



                                                                                              Combined
                                                                                              California and
                                                                   Effective    Effective     Federal Tax
     Taxable Income Single             Taxable Income Joint         CA Rate     Federal Rate  Bracket
     ---------------------             --------------------         -------     ------------  -------
  Over          But not over       Over       But not over
  ----          ------------       ----       ------------
$37,233             $47,055       $53,642      $65,100            6%            15%           20.1%
$47,055             $78,850       $65,100      $74,466            6%            25%           29.5%
$78,850             $164,550      $74,466      $94,110            8%            25%           31.00%
$164,550            $357,700      $94,110      $131,450           9.3%          25%           31.98%
Over $357,700                     $131,450     $200,300           9.3%          28%           34.70%
                                  $200,300     $357,700           9.3%          33%           39.23%
                                  Over $357,700                   9.3%          35%           41.05%


If your combined federal and state effective rate in 2008 is:

                                  20.1%           29.5%         31%            31.98%          34.7%          39.23%        41.05%
to match these tax-free yields:   Your taxable investment would have to earn the following yield:
2.00%                             2.5%            2.84%         2.90%          2.94%           3.06%          3.29%         3.39%
3.00%                             3.75%           4.26%         4.35%          4.41%           4.59%          4.94%         5.09%
4.00%                             5.01%           5.67%         5.80%          5.88%           6.13%          6.58%         6.78%
5.00%                             6.26%           7.09%         7.25%          7.35%           7.66%          8.23%         8.48%
6.00%                             7.51%           8.51%         8.70%          8.82%           9.19%          9.87%         10.18%
7.00%                             8.76%           9.93%         10.14%         10.29%          10.72%         11.52%        11.87%
8.00%                             10.01%          11.35%        11.59%         11.76%          12.25%         13.16%        13.57%
9.00%                             11.26%          12.77%        13.04%         13.23%          13.78%         14.81%        15.27%


Please note:

1) This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code. It is assumed that the definition of taxable income is the same under California Personal Income Tax law; however, California taxable income may vary due to differences in exemptions, itemized deductions, and other items.

NEW YORK

Tax Equivalent Yields
DWS 2007

                                           Combined New                                           Combined
                                             York and                                 Effective     New York
  Taxable Income   Effective    Effective   Federal Tax    Taxable Income   Effective   Federal  and Federal
      Single       State Rate  Federal Rate   Bracket           Joint       State Rate    Rate   Tax Bracket
      ------       ----------  ------------   -------           -----       ----------    ----   -----------

  $31,850-$77,100     6.85%      25.00%       30.14%     $63,700-$128,500     6.85%     25.00%     30.14%
 $77,101-$160,850     6.85%      28.00%       32.93%     $128,501-$195,850    6.85%     28.00%     32.93%
 $160,851-$349,700    6.85%      33.00%       37.59%     $195,851-$349,700    6.85%     33.00%     37.59%
   over $349,700      6.85%      35.00%       39.45%       over $349,700      6.85%     35.00%     39.45%

                   If your combined federal and state effective tax rate in 2007 is:
                        30.14%      32.93%        37.59%             39.45%     30.14%    32.93%      37.59%  39.45%
To match these
tax-free yields:              Your taxable investment would have to earn the following yield:

       2.00%             2.86%       2.98%         3.20%              3.30%      2.86%     2.98%       3.20%   3.30%
       3.00%             4.29%       4.47%         4.81%              4.95%      4.29%     4.47%       4.81%   4.95%
       4.00%             5.73%       5.96%         6.41%              6.61%      5.73%     5.96%       6.41%   6.61%
       5.00%             7.16%       7.46%         8.01%              8.26%      7.16%     7.46%       8.01%   8.26%
       6.00%             8.59%       8.95%         9.61%              9.91%      8.59%     8.95%       9.61%   9.91%
       7.00%            10.02%      10.44%        11.22%             11.56%     10.02%    10.44%      11.22%  11.56%
       8.00%            11.45%      11.93%        12.82%             13.21%     11.45%    11.93%      12.82%  13.21%
       9.00%            12.88%      13.42%        14.42%             14.86%     12.88%    13.42%      14.42%  14.86%

Please note:

1) This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code. It is assumed that the definition of taxable income is the same under New York Personal Income Tax law; however, New York taxable income may vary due to differences in exemptions, itemized deductions, and other items.


                                 NET ASSET VALUE


The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of a Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of a Fund because of higher expenses borne by these classes.


An equity security is valued at its most recent sale price on the security's primary exchange or over-the-counter ("OTC") market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an independent pricing service or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an independent pricing service (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an independent pricing service (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities not addressed above are valued at prices supplied by an independent pricing service, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.


An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of a Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by a Fund's Board and overseen primarily by the Fund's Pricing Committee.



                              TRUSTEES AND OFFICERS


The following table presents certain information regarding the Board Members of the Trust. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940
Act) of the Trust or the Advisor (each, an "Independent Board Member") is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the Funds do not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.


Independent Board Members

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)        President, Driscoll Associates (consulting firm); Executive           133
Chairperson since 2004,(2) and    Fellow, Center for Business Ethics, Bentley College;
Board Member since 1987           formerly: Partner, Palmer & Dodge (1988-1990); Vice President
                                  of Corporate Affairs and General Counsel, Filene's
                                  (1978-1988); Directorships: Trustee of 8 open-end mutual
                                  funds managed by Sun Capital Advisers, Inc. (since 2007);
                                  Director of ICI Mutual Insurance Company (since 2007);
                                  Advisory Board, Center for Business Ethics, Bentley College;
                                  Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company
                                  Institute (audit, executive, nominating committees) and
                                  Independent Directors Council (governance, executive
                                  committees)
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   Consultant, World Bank/Inter-American Development Bank;               133
(1950)                            formerly: Project Leader, International Institute for Applied
Vice Chairperson since 2008, and  Systems Analysis (1998-2001); Chief Executive Officer, The
Board Member since 1993           Eric Group, Inc. (environmental insurance) (1986-1998)
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)         Retired; formerly: Executive Vice President and Chief Risk            133
Board Member since 1999           Management Officer, First Chicago NBD Corporation/The First
                                  National Bank of Chicago (1996-1998); Executive Vice
                                  President and Head of International Banking (1995-1996);
                                  Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility
                                  company); Stockwell Capital Investments PLC (private equity);
                                  former Directorships: First Oak Brook Bancshares, Inc. and
                                  Oak Brook Bank
--------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr. (1943)      Vice Chair, WGBH Educational Foundation; Directorships:               133
 Board Member since               Association of Public Television Stations; Becton Dickinson
 1990                             and Company(3) (medical technology company); Belo
                                  Corporation(3) (media company); Boston Museum of Science;
                                  Public Radio International; former Directorships: American
                                  Public Television; Concord Academy; New England Aquarium;
                                  Mass. Corporation for Educational Telecommunications;
                                  Committee for Economic Development; Public Broadcasting
                                  Service
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)               Managing General Partner, Exeter Capital Partners (a series           133
Board Member since                of private equity funds); Directorships: Progressive Holding
1996                              Corporation (kitchen goods importer and distributor); Natural
                                  History, Inc. (magazine publisher); Box Top Media Inc.
                                  (advertising); The Kennel Shop (retailer)
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               Clinical Professor of Finance, NYU Stern School of Business           133
(1945)                            (1997-present); Member, Finance Committee, Association for
Board Member since                Asian Studies (2002-present); Director, Mitsui Sumitomo
2001                              Insurance Group (US) (2004-present); prior thereto, Managing
                                  Director, J.P. Morgan (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                Jacob Safra Professor of International Banking and Professor,         133
(1946)                            Finance Department, The Wharton School, University of
Board Member since                Pennsylvania (since July 1972); Co-Director, Wharton
1990                              Financial Institutions Center (since July 2000); Director,
                                  Japan Equity Fund, Inc. (since September 2007), Thai Capital
                                  Fund, Inc. (since September 2007), Singapore Fund, Inc.
                                  (since September 2007); formerly: Vice Dean and Director,
                                  Wharton Undergraduate Division (July 1995-June 2000);
                                  Director, Lauder Institute of International Management
                                  Studies (July 2000-June 2006)
--------------------------------------------------------------------------------------------------------------------
William McClayton (1944)          Managing Director, Diamond Management & Technology                    133
Board Member since 2004           Consultants, Inc. (global management consulting firm)
                                  (2001-present); Directorship: Board of Managers, YMCA of
                                  Metropolitan Chicago; formerly: Senior Partner, Arthur
                                  Andersen LLP (accounting) (1966-2001); Trustee, Ravinia
                                  Festival
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  President and Chief Executive Officer, The Pew Charitable             133
(1951)                            Trusts (charitable organization) (1994 to present); Trustee,
Board Member since                Thomas Jefferson Foundation (charitable organization) (1994
1995                              to present); Trustee, Executive Committee, Philadelphia
                                  Chamber of Commerce (2001 to 2007); Trustee, Pro Publica
                                  (2007-present) (charitable organization); formerly: Executive
                                  Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor
                                  Education (charitable organization) (2004-2005); Director,
                                  Viasys Health Care(3) (January 2007-June 2007)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            Private investor since October 2003; Trustee of 8 open-end            133
(1946)                            mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since                October 1998); formerly: Pension & Savings Trust Officer,
1993                              Sprint Corporation(3) (telecommunications) (November
                                  1989-September 2003)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            Retired; formerly: Consultant (1997-2001); Director, US               133
(1943)                            Government Accountability Office (1996-1997); Partner,
Board Member since                Fulbright & Jaworski, L.L.P. (law firm) (1978-1996);
1997                              Directorships: The William and Flora Hewlett Foundation;
                                  Service Source, Inc.; former Directorships: Mutual Fund
                                  Directors Forum (2002-2004), American Bar Retirement
                                  Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)        President, Robert H. Wadsworth & Associates, Inc. (consulting         136
Board Member since 1999           firm) (1983 to present); Director, The Phoenix Boys Choir
                                  Association
--------------------------------------------------------------------------------------------------------------------

Interested Board Member

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position    Business Experience and                                        Number of Funds
 with the Trust and Length of                                                                    in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(4)                Managing Director(5), Deutsche Asset Management; Head of              133
 (1958)                           Deutsche Asset Management Americas; CEO of DWS Investments;
 Board Member since               formerly: board member of DWS Investments, Germany
 2006                             (1999-2005); Head of Sales and Product Management for the
                                  Retail and Private Banking Division of Deutsche Bank in
                                  Germany (1997-1999); various strategic and operational
                                  positions for Deutsche Bank Germany Retail and Private
                                  Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
--------------------------------------------------------------------------------------------------------------------

Officers(6)

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position
 with the Trust and Length of     Business Experience and
 Time Served(7)                   Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(8) (1965)       Managing Director(5), Deutsche Asset Management (2006-present); President of
 President, 2006-present          DWS family of funds; Director, ICI Mutual Insurance Company (since
                                  October 2007); formerly: Director of Fund Board Relations (2004-2006) and
                                  Director of Product Development (2000-2004), Merrill Lynch Investment Managers;
                                  Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
--------------------------------------------------------------------------------------------------------------------
 John Millette(9) (1962)          Director(5), Deutsche Asset Management
 Vice President and Secretary,
 1999-present
--------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(8) (1963)       Managing Director(5), Deutsche Asset Management (since July 2004); formerly:
 Chief Financial Officer,         Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family
 2004-present                     of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
 Treasurer, 2005-present          Global Asset Management (1994-1998)
--------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(10) (1963)   Vice President, Deutsche Asset Management (since June 2005); formerly: Counsel,
 Assistant Secretary,             New York Life Investment Management LLC (2003-2005); legal associate, Lord,
 2005-present                     Abbett & Co. LLC (1998-2003)
--------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(10)  (1962)     Director(5), Deutsche Asset Management (since September 2005); formerly:
 Assistant Secretary,             Counsel, Morrison and Foerster LLP (1999-2005)
 2005-present
--------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(9) (1962)       Managing Director(5), Deutsche Asset Management
 Assistant Secretary,
 1997-present
--------------------------------------------------------------------------------------------------------------------
 Paul Antosca(9)                  Director(5), Deutsche Asset Management (since 2006); formerly: Vice President,
 (1957)                           The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jack Clark (9)                   Director(5), Deutsche Asset Management (since 2007); formerly: Vice President,
 (1967)                           State Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan D'Eramo(9)     Director(5), Deutsche Asset Management
 (1957)
 Assistant Treasurer,
 2003-present
--------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(9)               Director(5), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(10) (1972)         Vice President, Deutsche Asset Management (since 2006); formerly: AML
 Anti-Money Laundering            Operations Manager for Bear Stearns (2004-2006); Supervising Compliance
 Compliance Officer,              Principal and Operations Manager for AXA Financial (1999-2004)
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Robert Kloby(10) (1962)          Managing Director(5), Deutsche Asset Management (2004-present); formerly: Chief
 Chief Compliance Officer,        Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
 2006-present                     The Prudential Insurance Company of America (1988-2000); E.F. Hutton and
                                  Company (1984-1988)
--------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(10)       Director(5), Deutsche Asset Management (2006-present); formerly: Director,
 (1951)                           Senior Vice President, General Counsel, and Assistant Secretary, Hansberger
 Chief Legal Officer,             Global Investors, Inc. (1996-2006); Director, National Society of Compliance
 2006-present                     Professionals (2002-2005) (2006-2009)
--------------------------------------------------------------------------------------------------------------------

(1) The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

(2) Represents the year in which Ms. Driscoll was first appointed Chairperson of certain DWS funds.

(3) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4) The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the Funds.

(5)      Executive title, not a board directorship.

(6) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(7) The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(8)      Address:  345 Park Avenue, New York, New York 10154.

(9)      Address: One Beacon Street, Boston, Massachusetts 02108.

(10)     Address:  280 Park Avenue, New York, New York 10017.

Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.

Officer's Role with Principal Underwriter:  DWS Investments Distributors, Inc.

Paul H. Schubert:              Vice President
Jason Vazquez:                 Vice President and AML Compliance Officer
Caroline Pearson:              Secretary
Patricia DeFilippis:           Assistant Secretary

Board Members' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds.

Board Committees. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Funds' accounting and financial reporting policies and procedures, (3) the Funds' compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Funds. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Funds, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Funds' accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the calendar year 2007, the Audit Committee of the Funds' Board held nine (9) meetings.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, Board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the calendar year 2007, the Nominating/Corporate Governance Committee of the Funds' Board performed similar functions and held three (3) meetings.

Contract Committee: The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually, (a) the Funds' financial arrangements with DIMA and its affiliates, and (b) the Funds' expense ratios. The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton and Jean Gleason Stromberg.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those funds that primarily invest in equity securities (except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring and Rebecca W. Rimel. During the calendar year 2007, the Equity Oversight Committee of the Funds' Board performed similar functions and held six (6) meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight Committee reviews the investment operations of those funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Paul K. Freeman, Kenneth C. Froewiss and Robert H. Wadsworth. During the calendar year 2007, the Fixed-Income Oversight Committee of the Funds' Board performed similar functions and held six (6) meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder Services Committee reviews the Funds' marketing program, sales practices and literature and shareholder services. The members of the Marketing and Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie Driscoll (Vice Chair), Paul K. Freeman, Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth. During the calendar year 2007, the Marketing/Distribution/Shareholder Service Committee of the Funds' Board performed similar functions and held seven (7) meetings. ]

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Funds. The Operations Committee reviews administrative matters related to the operations of the Funds, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Funds' securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the Funds' Valuation Procedures. The Operations Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Paul K. Freeman (Chair), Dawn-Marie Driscoll (Vice Chair), John W. Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W. Ballantine, Dawn-Marie Driscoll (Alternate), Paul K. Freeman (Alternate), Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the calendar year 2007, the [Operations Committee [(for former Chicago Board) / Expenses/Operations Committee (for former NY Board)] and Valuation Committee performed similar functions and each held [six (6) (for former Chicago Board) / nine (9) (for former NY Board)] meetings and [number of meetings varies by fund -- minimum of 1 (for former Chicago Board) / number of meetings varies by fund -- minimum of 6 (for former NY Board)] meetings, respectively.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the Funds for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Funds or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from the Funds and aggregate compensation from all of the funds in the DWS fund complex received by each Independent Board Member during the calendar year 2007. Mr. Schwarzer is an interested person of the Funds and received no compensation from the Funds or any fund in the DWS fund complex during the relevant periods.

                                Aggregate Compensation      Aggregate Compensation          Total Compensation
                              from DWS California Tax-         from DWS New York              from Fund and
  Name of Board Member             Free Income Fund          Tax-Free Income Fund           DWS Fund Complex(1)
  --------------------             ----------------          --------------------           -------------------

  John W. Ballantine                    $4,840                       $3,670                       $215,000
  Henry P. Becton, Jr.(2)                 $0                             $0                       $200,000
  Dawn-Marie Driscoll(2)(3)               $0                             $0                       $253,000
  Keith R. Fox((2))                       $0                             $0                       $203,000
  Paul K. Freeman(4)                    $5,979                       $4,542                       $265,000
  Kenneth C. Froewiss(2)                  $0                             $0                       $200,000
  Richard J. Herring(2)                   $0                             $0                       $195,000
  William McClayton(5)                  $4,620                       $3,500                       $205,000
  Rebecca W. Rimel(2)                     $0                             $0                       $194,000
  William N. Searcy, Jr.(2)               $0                             $0                       $200,000
  Jean Gleason Stromberg(2)               $0                             $0                       $189,000
  Robert H. Wadsworth                   $4,620                       $3,500                       $245,250

(1)      The DWS fund complex is composed of 138 funds as of December 31, 2007.

(2) Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the Board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Funds' direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $1,000 for Mr. Becton, $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Dr. Herring, $5,000 for Ms. Rimel, $1,000 for Mr. Searcy and $1,000 for Ms. Stromberg. These meeting fees were borne by the Advisor.

(3) Includes $50,000 in annual retainer fees received by Ms. Driscoll as Chairperson of certain DWS funds.

(4) Includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as Chairperson of certain DWS funds.

(5) Does not include $15,000 to be paid to Mr. McClayton in calendar year 2008 for numerous special meetings of an ad hoc committee of the former Chicago Board in connection with board consolidation initiatives.

Dr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Dr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Ownership in the Funds

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Funds and DWS fund complex as of June 30, 2008.

                                                                    Dollar Range of          Aggregate Dollar Range of
                                                                  Beneficial Ownership         Ownership in all Funds
                                     Dollar Range of Beneficial      in DWS New York                 Overseen by
                                     Ownership in DWS California        Tax-Free                    Board Member
Board Member                            Tax-Free Income Fund          Income Fund           in the DWS Fund Complex(1)
------------                            --------------------          -----------           --------------------------

Independent Board Member:
-------------------------

John W. Ballantine                             None                     None                     Over $100,000
Henry P. Becton, Jr.                           None                     None                     Over $100,000
Dawn-Marie Driscoll                            None                     None                     Over $100,000
Keith R. Fox                                   None                     None                     Over $100,000
Paul K. Freeman                                None                     None                     Over $100,000
Kenneth C. Froewiss                            None                     None                     Over $100,000
Richard J. Herring                             None                     None                     Over $100,000
William McClayton                              None                     None                     Over $100,000
Rebecca W. Rimel                               None                     None                     Over $100,000
William N. Searcy, Jr.                         None                     None                     Over $100,000
Jean Gleason Stromberg                         None                     None                     Over $100,000
Robert H. Wadsworth                            None                     None                     Over $100,000

Interested Board Member:
------------------------

Axel Schwarzer                                 None                     None                     Over $100,000

 (1) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power, and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Funds, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2007. Immediate family members can be a spouse, children residing in the same household including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Funds (including Deutsche Bank AG).


                                                                                   Value of        Percent of
                                   Owner and                                     Securities on     Class on an
Independent                     Relationship to                     Title of     an Aggregate       Aggregate
Board Member                      Board Member         Company        Class          Basis            Basis
------------                      ------------         -------        -----          -----            -----

John W. Ballantine                                      None
Henry P. Becton, Jr.                                    None
Dawn-Marie Driscoll                                     None
Keith R. Fox                                            None
Paul K. Freeman                                         None
Kenneth C. Froewiss                                     None
Richard J. Herring                                      None
William McClayton                                       None
Rebecca W. Rimel                                        None
William N. Searcy, Jr.                                  None
Jean Gleason Stromberg                                  None
Robert H. Wadsworth                                     None

Securities Beneficially Owned

As of November 7, 2008, the Board Members and officers of the Trust owned, as a group, less than 1% of the outstanding shares of each Fund.

To the best of each Fund's knowledge, as of November 7, 2008, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares.

DWS California Tax-Free Income Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

CITIGROUP GLOBAL MARKETS INC                                 5,956,041.22                   9.06% of Class A
XXXXXXXXXX
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MORGAN STANLEY & CO.                                         4,310,118.84                   6.56% of Class A
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ  07311

CARL E ELMENDORF JR TTEE                                       49,456.43                    14.23% of Class B
MARY LOU ELMENDORF TTEE
ELMENDORF FAM TR U/A DTD 05/18/1996
CARSON CA  90745-6435

MLPF&S FOR THE SOLE BENEFIT OF                                 28,591.82                    8.23% of Class B
ITS CUSTOMERS
ATTN FUND ADMINISTRATION #97D69
JACKSONVILLE FL  32246-6484

MORGAN STANLEY & CO.                                           24,019.53                    6.91% of Class B
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ  07311

MLPF&S FOR THE SOLE BENEFIT OF                                325,640.56                    19.97% of Class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION #97D72
JACKSONVILLE FL  32246-6484

PERSHING LLC                                                  177,200.77                    10.86% of Class C
JERSEY CITY NJ  07303-2052

MORGAN STANLEY & CO.                                          154,244.54                    9.46% of Class C
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ  07311

CITIGROUP GLOBAL MARKETS INC                                  128,792.49                     7.9% of Class C
XXXXXXXXXX
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

CHARLES SCHWAB & CO INC                                      3,796,433.56                   9.67% of Class S
SAN FRANCISCO CA  94104-4151

DWS New York Tax-Free Income Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

CITIGROUP GLOBAL MARKETS INC                                  791,674.60                    7.07% of Class A
XXXXXXXXXX
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

CITIGROUP GLOBAL MARKETS INC                                   25,326.93                    13.63% of Class B
XXXXXXXXXX
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MLPF&S FOR THE SOLE BENEFIT OF                                 12,794.37                    6.89% of Class B
ITS CUSTOMERS
ATTN FUND ADMINISTRATION (97D85)
JACKSONVILLE FL  32246-6484

MORGAN STANLEY & CO.                                           48,730.30                    10.26% of Class C
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ  07311

RBC CAPITAL MARKETS CORP FBO                                   30,463.57                    6.42% of Class C
KANDALA K CHARY
EAST AMHERST NY  14051-1769

MLPF&S FOR THE SOLE BENEFIT OF                                 27,163.81                    5.72% of Class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION (97D86)
JACKSONVILLE FL  32246-6484

JOHN A COLEMAN TOD                                             24,465.43                    5.15% of Class C
WOODHAVEN NY  11421-2306





Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected Funds, their directors and officers, DIMA and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected Funds, all) of the Independent Trustees of the Affected Funds, against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the Independent Trustees ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustees to the Affected Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.




                                FUND ORGANIZATION

The DWS State Tax-Free Income Series (the "State Trust") was organized under the name "Kemper California Tax-Free Income Fund" as a business trust under the laws of Massachusetts on October 24, 1985, with a single investment portfolio. Each series of the State Trust is an open-end, non-diversified fund. On February 6, 2006, the Trust changed its name from Scudder State Tax-Free Income Series to DWS State Tax-Free Income Series.


The Trust is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in the second quarter of 2008, as may be further amended from time to time (the "Declaration of Trust"). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and a Fund's prospectus. Each share has equal rights with each other share of the same class of a Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or a Fund thereof; (c) an amendment of the Declaration of Trust that (i) would affect a shareholder right to vote, (ii) may be required by law to be approved by shareholders, and (iii) is submitted to shareholders by the Board of Trustees;
(d) such additional matters relating to the Trust as may be required by law; and
(e) such additional matters as the Board of Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

Except as noted above, the Declaration of Trust provides that the Board of Trustees may amend or otherwise supplement the Declaration of Trust by making an amendment, a supplemental thereto or an amended and restated Declaration of Trust by an instrument in writing executed by a majority of the Board of Trustees, provided that any provision of the Declaration of Trust that requires the approval of more than a majority of the Board of Trustees for any matter may be amended only with the approval of such greater number of the Board of Trustees. The Board of Trustees may, without any shareholder vote, amend the Declaration of Trust (x) to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or (y) if they deem it necessary or advisable, to conform the Declaration of Trust to the requirements of applicable law, including the 1940 Act or the Internal Revenue Code of 1986, as amended, but the Board of Trustees shall not be liable for failing to do so, or (z) with respect to an amendment affecting a Fund or class, for any reason at any time, if there are no shares of such Fund or class outstanding at that time. In the event that the Board of Trustees, without shareholder approval, make any material amendment to the Declaration of Trust that affects the rights of shareholders, as determined by the Board of Trustees, notice of the substance of such amendment shall be provided to shareholders affected by such amendment at such time and in such manner as the Board of Trustees determine to be appropriate, provided, however, that the failure to provide such notice in any particular instance shall not affect the validity of such amendment.

The Declaration of Trust provides that the Board of Trustees, subject to applicable law, may authorize the Trust or any Fund or class thereof to merge, reorganize or consolidate with any corporation, association, trust or series thereof (including another Fund or class of the Trust) or other entity (in each case, the "Surviving Entity") or the Board of Trustees may sell, lease or exchange all or substantially all of the property owned or held for the account of the Trust (or all or substantially all of the property allocated or belonging to a particular Fund or class) including its good will to any Surviving Entity, upon such terms and conditions and for such consideration as authorized by the Board of Trustees. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Board of Trustees. The Board of Trustees shall provide notice to affected shareholders of each transaction. The authority granted to the Board of Trustees under this provision of the Declaration of Trust remains subject to the requirements of the law. For example, rules under the 1940 Act require reorganizations involving affiliated funds to be approved by the shareholders of the fund being acquired unless certain conditions are satisfied. As a result, some transactions will require shareholder approval even though the Declaration of Trust may not otherwise require it. Such transactions could, in certain circumstances, adversely affect a Fund's or class' expense ratio or other aspects of a shareholder's investment.

The Declaration of Trust also provides that shareholder meeting quorum requirements shall be established in the Trust's By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust's By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including
(a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of Trustees to terminate a Fund/Portfolio or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or property of the series, in cash or in kind or partly each, to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

The Declaration of Trust provides that no shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust without first making demand on the Board of Trustees requesting the Board of Trustees to bring or maintain such action, proceeding or claim. Such demand shall be made to the Secretary of the Trust at the Trust's principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the shareholder to support the allegations made in the demand. The Board of Trustees, in their sole discretion, may submit the matter to a vote of the shareholders of the Trust, as appropriate. The Declaration of Trust also provides that any action commenced by a shareholder, directly or derivatively, against the Trust of a Fund/Portfolio or class thereof, the Board of Trustees or officers, shall be brought only in the U.S. District Court for the Southern District of New York; or if such action may not be brought in that court, then such action shall be brought in "the Business Litigation Session of the Massachusetts Superior Court in Suffolk County" (together with the U.S. District Court for the Southern District of New York, the "Chosen Courts"). The Declaration of Trust further provides that the Trust, its Trustees and officers, and shareholders (a) waive any objection to venue in either Chosen Court and (b) waive any objection that either Chosen Court is an inconvenient forum.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or a Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and a Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and a Fund itself is unable to meet its obligations.






                             PROXY VOTING GUIDELINES


The Funds have delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. The Advisor votes proxies pursuant to the proxy voting policy and guidelines (set forth in Appendix A to this SAI).

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: www.dws-investments.com (click on "proxy voting" at the bottom of the page).




                              FINANCIAL STATEMENTS


The financial statements, including the portfolios of investments, of DWS California Tax-Free Income Fund and DWS New York Tax-Free Income Fund, together with the Reports of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Reports to the Shareholders of the Funds dated August 31, 2008, are incorporated herein by reference and are hereby deemed to be a part of this combined SAI.



                             ADDITIONAL INFORMATION

The CUSIP number of DWS California Tax-Free Income Fund, Class A is 23337 H108.

The CUSIP number of DWS California Tax-Free Income Fund, Class B is 23337 H207.

The CUSIP number of DWS California Tax-Free Income Fund, Class C is 23337 H306.

The CUSIP number of DWS New York Tax-Free Income Fund, Class A is 23337 H504.

The CUSIP number of DWS New York Tax-Free Income Fund, Class B is 23337 H603.

The CUSIP number of DWS New York Tax-Free Income Fund, Class C is 23337 H702.

Each Fund has a fiscal year end of August 31.


This SAI contains the information of DWS California Tax-Free Income Fund and DWS New York Tax-Free Income Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Trustees of each Fund have considered this, and have approved the use of this SAI.

The Funds' prospectuses and this SAI omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                      APPENDIX A -- PROXY VOTING GUIDELINES

       Deutsche Asset Management ("AM") Proxy Voting Policy and Guidelines


I.       INTRODUCTION

AM has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. In addition, AM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee ("the GPVSC"). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.


II.      AM'S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM's advisory clients.(1) As such, AM's authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients' proxy votes to Institutional Shareholder Services ("ISS"), an independent third-party proxy voting specialist. ISS votes AM's advisory clients' proxies in accordance with AM's proxy guidelines or AM's specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines

------------------

(1) For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.


III.     POLICIES


1. Proxy voting activities are conducted in the best economic interest of clients

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.


2.       The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the "GPVSC") is an internal working group established by the applicable AM's Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM's proxy voting activities, including:

(i) adopting, monitoring and updating guidelines, attached as Exhibit A (the "Guidelines"), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii) voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM's clients; and

(iii) monitoring the Proxy Vendor Oversight's proxy voting activities (see below).

AM's Proxy Vendor Oversight, a function of AM's Operations Group, is responsible for coordinating with ISS to administer AM's proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS' proxy responsibilities in this regard.


3. Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM's discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM's discretion; however, AM must not selectively disclose its investment company clients' proxy voting records. The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies' proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company's proxy voting record for 12-month periods ended June 30 (see "Recordkeeping" below), if so required by relevant law.


IV.      PROCEDURES

The key aspects of AM's proxy voting process are as follows:


1.       The GPVSC's Proxy Voting Guidelines

The Guidelines set forth the GPVSC's standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM's clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds ("Underlying Funds") in which Topiary Fund Management Fund of Funds (each, a "Fund") invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.


2.       Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.(2)

---------------------------

(2) The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC's voting determination.


3.       Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

o        Neither the Guidelines nor specific client instructions cover an issue;

o        ISS does not make a recommendation on the issue;

o The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client's best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM's policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.


4.       Conflict of Interest Procedures

A.       Procedures to Address Conflicts of Interest and Improper Influence
         ------------------------------------------------------------------

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,(3) the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM's clients.(4)

-----------------------

(3) As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

(4) The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division ("PCAM") regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. There will be a committee (the "Conflicts of Interest Management Sub-Committee") established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC's decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC's minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.       Investment Companies and Affiliated Public Companies
         ----------------------------------------------------

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.

C.       Other Procedures That Limit Conflicts of Interest
         -------------------------------------------------

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

o Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of AM employees from CIB, and information barriers between AM and other affiliates. Specifically, no AM employee may be subject to the supervision or control of any employee of CIB. No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).

Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Bank Americas Confidential and Inside Information Policy, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.


V.       RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

o AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

o The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

         --       The proxy statement (and any additional solicitation
                  materials) and relevant portions of annual statements.
         --       Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.
         --       Analyst worksheets created for stock option plan and share increase analyses.
         --       Proxy Edge print-screen of actual vote election.

o AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

o The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

o With respect to AM's investment company clients, ISS will create and maintain records of each company's proxy voting record for 12-month periods ended June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

         --       The name of the issuer of the portfolio security;
         --       The exchange ticker symbol of the portfolio security (if
                  symbol is available through reasonably practicable means);
         --       The Council on Uniform Securities Identification Procedures
                  number for the portfolio security (if the number is available through reasonably practicable means);
         --       The shareholder meeting date;
         --       A brief identification of the matter voted on;
         --       Whether the matter was proposed by the issuer or by a security holder;
         --       Whether the company cast its vote on the matter;
         --       How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
                  and
         --       Whether the company cast its vote for or against management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM Records Management Policy.

With respect to electronically stored records, "properly maintained" is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.


VI.      THE GPVSC'S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC's minutes.


                  Attachment A - Global Proxy Voting Guidelines

                                Table of contents

   I     Board Of Directors And Executives

         A        Election Of Directors

         B        Classified Boards Of Directors

         C        Board And Committee Independence

         D        Liability And Indemnification Of Directors

         E        Qualifications Of Directors

         F        Removal Of Directors And Filling Of Vacancies

         G        Proposals To Fix The Size Of The Board

         H Proposals to Restrict Chief Executive Officer's Service on Multiple Boards

         I Proposals to Restrict Supervisory Board Members Service on Multiple Boards

         J        Proposals to Establish Audit Committees

   II    Capital Structure

         A        Authorization Of Additional Shares

         B        Authorization Of "Blank Check" Preferred Stock

         C        Stock Splits/Reverse Stock Splits

         D        Dual Class/Supervoting Stock

         E        Large Block Issuance

         F        Recapitalization Into A Single Class Of Stock

         G        Share Repurchases

         H        Reductions In Par Value

   III   Corporate Governance Issues

         A        Confidential Voting

         B        Cumulative Voting

         C        Supermajority Voting Requirements

         D        Shareholder Right To Vote

   IV    Compensation

         A        Establishment of a Remuneration Committee

         B        Executive And Director Stock Option Plans

         C        Employee Stock Option/Purchase Plans

         D        Golden Parachutes

         E        Proposals To Limit Benefits Or Executive Compensation

         F        Option Expensing

         G        Management board election and motion

         H        Remuneration (variable pay)

         I        Long-term incentive plans

         J        Shareholder Proposals Concerning "Pay For Superior
                  Performance"

         K        Executive Compensation Advisory

   V     Anti-Takeover Related Issues

         A        Shareholder Rights Plans ("Poison Pills")

         B        Reincorporation

         C        Fair-Price Proposals

         D        Exemption From State Takeover Laws

         E        Non-Financial Effects Of Takeover Bids

   VI    Mergers & Acquisitions

   VII   Social & Political Issues

         A        Labor & Human Rights

         B        Diversity & Equality

         C        Health & Safety

         D        Government/Military

         E        Tobacco

   VIII  Environmental Issues

   IX    Miscellaneous Items

         A        Ratification Of Auditors

         B        Limitation Of Non-Audit Services Provided By Independent
                  Auditor

         C        Audit Firm Rotation

         D        Transaction Of Other Business

         E        Motions To Adjourn The Meeting

         F        Bundled Proposals

         G        Change Of Company Name

         H        Proposals Related To The Annual Meeting

         I        Reimbursement Of Expenses Incurred From Candidate Nomination

         J        Investment Company Proxies

         K        International Proxy Voting



These Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.


I.       Board of Directors and Executives


A.       Election of Directors

Routine: AM Policy is to vote "for" the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services ("ISS") subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AM's Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.


B.       Classified Boards of Directors

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.


C.       Board and Committee Independence

AM policy is to vote:

1. "For" proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2. "For" proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.       "For" separation of the Chairman and CEO positions.

5. "Against" proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as `independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.


D.       Liability and Indemnification of Directors

AM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.


E.       Qualifications of Directors

AM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.


F.       Removal of Directors and Filling of Vacancies

AM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.


G.       Proposals to Fix the Size of the Board

AM policy is to vote:

1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2. "Against" proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.


H.       Proposals to Restrict Chief Executive Officer's Service on Multiple
         Boards

AM policy is to vote "For" proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders' interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.


I. Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)

AM policy is to vote "for" proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders' interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.


J.       Proposals to Establish Audit Committees (For FFT and U.S. Securities)

AM policy is to vote "for" proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.


II.      Capital Structure

A.       Authorization of Additional Shares (For U.S. Securities)

AM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.


B.       Authorization of "Blank Check" Preferred Stock (For U.S. Securities)

AM policy is to vote:

1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2. "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.


C.       Stock Splits/Reverse Stock Splits

AM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally effect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.


D.       Dual Class/Supervoting Stock

AM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.


E.       Large Block Issuance (For U.S. Securities)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.


F.       Recapitalization into a Single Class of Stock

AM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.


G.       Share Repurchases

AM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.


H.       Reductions in Par Value

AM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.


III.     Corporate Governance Issues


A.       Confidential Voting

AM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.


B.       Cumulative Voting (For U.S. Securities)

AM policy is to vote "against" shareholder proposals requesting cumulative voting and "for" management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast "against" cumulative voting and "for" proposals to eliminate it if:

a) The company has a five year return on investment greater than the relevant industry index,

b) All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c) No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.


C.       Supermajority Voting Requirements

AM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.


D.       Shareholder Right to Vote

AM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.


IV.      Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.


A.       Establishment of a Remuneration Committee (For FFT Securities)

AM policy is to vote "for" proposals that require the establishment of a remuneration committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.


B.       Executive and Director Stock Option Plans

AM policy is to vote "for" stock option plans that meet the following criteria:

(1) The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2) The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3) The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)      The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.


C.       Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP's encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.


D.       Golden Parachutes

AM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.


E.       Proposals to Limit Benefits or Executive Compensation

AM policy is to vote "against"

1.       Proposals to limit benefits, pensions or compensation and

2. Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.


F.       Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as "no cost" compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.


G.        Management board election and motion (For FFT Securities)

AM policy is to vote "against":

o the election of board members with positions on either remuneration or audit committees;

o the election of supervisory board members with too many supervisory board mandates;

o "automatic" election of former board members into the supervisory board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations
- accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.


H.       Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AM policy is to vote "for" remuneration for Management Board that is transparent and linked to results.

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company - even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote "for" remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.


I.       Long-term incentive plans (For FFT Securities)

AM policy is to vote "for" long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

o directly align the interests of members of management boards with those of shareholders;

o establish challenging performance criteria to reward only above average performance;

o measure performance by total shareholder return in relation to the market or a range of comparable companies;

o are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;

o        do not allow a repricing of the exercise price in stock option plans.


J.       Shareholder Proposals Concerning "Pay for Superior Performance"

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS's applying this calculation and will vote according to their recommendation.


K.       Executive Compensation Advisory

AM policy is to follow management's recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company's named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management's compensation.


V.       Anti-Takeover Related Issues


A.       Shareholder Rights Plans ("Poison Pills")

AM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote "against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.


B.       Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.


C.       Fair-Price Proposals

AM policy is to vote "for" management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.


D.       Exemption from state takeover laws

AM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.


E.       Non-financial Effects of Takeover Bids

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM's stated purpose of acting in its client's best economic interest.


VI.      Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM's Policies and Procedures.


VII.     Social, Environmental & Political Issues

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions - particularly if the financial performance of the company could be impacted.

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles effecting shareholders' interests. AM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, AM's policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.


A.       Labor & Human Rights

AM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies


B.       Diversity & Equality

1. AM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2. AM policy is also to vote "against" proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.


C.       Health & Safety

1. AM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2. AM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.


D.       Government/Military

1. AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2. AM policy is to vote "against" shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3. AM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.


E.       Tobacco

1. AM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2. Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.


VIII.    Environmental Issues

AM policy is to follow management's recommended vote on CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power).

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.


IX.      Miscellaneous Items


A.       Ratification of Auditors

AM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.

B.       Limitation of non-audit services provided by independent auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.       Audit firm rotation

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D.       Transaction of Other Business

AM policy is to vote against "transaction of other business" proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.       Motions to Adjourn the Meeting

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.       Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.

G.       Change of Company Name

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.       Proposals Related to the Annual Meeting

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.       Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow management's recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation's board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.       Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote "for" staggered boards of closed-end investment companies, although AM generally votes "against" staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.


K.       International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.





                      APPENDIX B -- RATINGS OF INVESTMENTS


BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC.'S -- CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC.'S -- SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MOODY'S INVESTORS SERVICE, INC.'S -- MUNICIPAL SHORT-TERM RATINGS

MIG. Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

STANDARD & POOR'S RATINGS SERVICES -- CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated `R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES -- SHORT-TERM RATINGS

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. -- BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                        DWS STATE TAX-FREE INCOME SERIES


                       DWS California Tax-Free Income Fund
                                (Class S shares)

                        DWS New York Tax-Free Income Fund
                                (Class S shares)




















                       STATEMENT OF ADDITIONAL INFORMATION


                                December 1, 2008

This combined Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus for DWS California Tax-Free Income Fund and DWS New York Tax-Free Income Fund (each a "Fund," and collectively, the "Funds"), each a series of DWS State Tax-Free Income Series (the "Trust"), dated December 1, 2008 as amended from time to time, a copy of which may be obtained without charge by contacting DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-728-3337 or from the firm from which this SAI was obtained. This information is also available along with other related materials on the Securities and Exchange Commission's (the "SEC") Internet Web site (http://www.sec.gov).

Portions of the Annual Report to Shareholders of each Fund, dated August 31, 2008 are incorporated herein by reference and are hereby deemed to be part of this SAI as specified herein.

This SAI is incorporated by reference into the combined prospectus.



                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

INVESTMENT RESTRICTIONS........................................................1

INVESTMENT POLICIES AND TECHNIQUES............................................62
   Portfolio Holdings ........................................................83

MANAGEMENT OF THE FUNDS.......................................................84
   Investment Advisor.........................................................84

FUND SERVICE PROVIDERS........................................................98
   Administrator..............................................................98
   Distributor................................................................99
   Independent Registered Public Accounting Firm..............................99
   Legal Counsel.............................................................100
   Fund Accounting Agent.....................................................100
   Custodian ................................................................100
   Transfer and Shareholder Service Agent....................................101

PORTFOLIO TRANSACTIONS.......................................................103

PURCHASE AND REDEMPTION OF SHARES............................................106

TAXES........................................................................122

NET ASSET VALUE..............................................................132

TRUSTEES AND OFFICERS........................................................133

FUND ORGANIZATION............................................................151

PROXY VOTING GUIDELINES......................................................155

FINANCIAL STATEMENTS.........................................................156

ADDITIONAL INFORMATION.......................................................156

APPENDIX A -- PROXY VOTING GUIDELINES........................................158

APPENDIX B -- RATINGS OF INVESTMENTS.........................................183



                             INVESTMENT RESTRICTIONS


Except as otherwise indicated, a Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met.


Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.


Each Fund has elected to be classified as a non-diversified series of an open-end management investment company.


A non-diversified fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers. While not limited by the Investment Company Act of 1940, as amended (the "1940 Act") as to the proportion of its assets that it may invest in obligations of a single issuer, the Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

As a matter of fundamental policy, each Fund may not:

(1) borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4) engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund's ownership of securities;


(6) purchase or sell commodities, purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time; or


(7) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

The Trustees of the Trust have adopted nonfundamental policies and restrictions, which are observed in the conduct of each Fund's affairs. These represent intentions of the Trustees based upon current circumstances. Nonfundamental policies may be changed by the Trustees of the Trust without requiring approval of or, with certain exceptions, prior notice to a Fund's shareholders.


As a matter of non-fundamental policy, each Fund currently does not intend to:

(1)      borrow money in an amount greater than 5% of its total assets, except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund's registration statement which may be deemed to be borrowings;

(2) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(3) purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(4) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(5) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

(6) lend portfolio securities in an amount greater than 5% of its total assets; and

(7)      invest in more than 15% of net assets in illiquid securities.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.


As a matter of fundamental policy, at least 80% of each fund's net assets will normally be invested in municipal securities whose income is free from regular federal income tax and, in the case of DWS California Tax-Free Income Fund, free from California state income tax, and in the case of DWS New York Tax Free Income Fund, free from New York state income tax, and California state income tax in the case of DWS California Tax-Free Income Fund and New York personal income tax in the case of DWS New York Tax-Free Income Fund. In addition, the DWS New York Tax-Free Income Fund invests at least 65% of net assets in municipal securities and other securities that are exempt from New York City personal income taxes. All income distributed by each Fund is expected to be exempt from regular federal income tax and the income tax of the named state. Ordinarily, each Fund expects that 100% of its portfolio securities will be in federally tax-exempt securities although a small portion of its income may be subject to regular federal income tax, federal alternative minimum tax ("AMT") or state and local taxes.

The Funds' distributions from interest on certain municipal securities may be subject to the AMT depending upon investors' particular situations. However, the Fund will not invest more than 20% of its net assets in municipal securities whose interest income, when distributed to shareholders, is subject to the individual AMT. In addition, state and local taxes may apply, depending on your state tax laws.


There is no current intention to invest more than 5% of a Fund's net assets in reverse repurchase agreements.


Moreover, although each Fund does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in "Municipal Securities", which are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works, that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by a Fund's investment advisor. To the extent that a Fund's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, a Fund will be subject to the risks presented by such projects to a greater extent than it would be if a Fund's assets were not so concentrated. For purposes of a Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.


Although there is no current intention to do so, each Fund may invest more than 25% of its total assets in industrial development or other private activity bonds, subject to a Fund's fundamental investment policies. Because these bonds are frequently subject to regular federal income tax and AMT, investment in these types of bonds is also subject to a Fund's limitation on investing municipal securities whose investment income is subject to these taxes. The Funds do not currently consider private activity bonds to be Municipal Securities for purposes of the 80% requirement.

Each Fund is designed for persons who are seeking a high level of income exempt from federal income taxes and from personal income taxes of a particular state. Through a single investment in shares of a Fund, investors receive the benefits of professional management and liquidity. Additionally, each Fund offers the economic advantages of block purchases of securities and relief from administrative details such as accounting for distributions and the safekeeping of securities. The tax exemption of Fund dividends for federal income tax purposes and, if applicable, particular state or local personal income tax purposes does not necessarily result in exemption under the income or other tax laws of any other state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of interest income and investments, and shareholders are advised to consult their own tax advisors as to the status of their accounts under state and local tax laws. The Funds may not be appropriate investments for qualified retirement plans and Individual Retirement Accounts.

The following information as to certain risk factors is given to investors because each Fund concentrates its investments in Municipal Securities of a particular state. Such information constitutes only a summary, does not purport to be a complete description and is based upon information from official statements relating to securities offerings of state issuers. Investors should remember that rating agencies do change ratings periodically so that ratings mentioned here may have changed.


The Funds invest principally in Municipal Securities. Other public purposes for which Municipal Securities may be issued include:


o        to refund outstanding obligations

o        to obtain funds for general operating expenses

o        to obtain funds to loan to other public institutions and facilities.

The two general classifications of Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.

The yields on Municipal Securities are dependent on a variety of factors, including general conditions of the Municipal Securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Moody's, S&P, and Fitch represent their opinions as to the quality of the Municipal Securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields while Municipal Securities of the same maturity and coupon with different ratings may have the same yield.

The Funds may invest in tax-exempt leases. A tax-exempt lease is an obligation, often a lease purchase or installment contract, pursuant to which a governmental user of a capital asset, such as an item of equipment, agrees to make payments of the purchase price plus interest over a period of years, normally with the right to purchase the asset at the termination of the lease for a nominal amount. Tax-exempt leases normally have a term of only two to seven years, a relatively short period of time, and often have a higher interest rate than tax-exempt investments of a comparable term.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the federal income tax-free nature of the interest thereon.

STATE SPECIFIC RISK FACTORS


The DWS California Tax-Free Income Fund normally invests in bonds issued by California State or its political subdivisions and the DWS New York Tax-Free Income Fund normally invests in bonds issued by New York State or its political subdivisions. A Fund is therefore subject to various statutory, political and economic factors unique to the states of California or New York. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on California and New York securities owned by a Fund. The information is derived from various public sources, all of which are available to investors generally, and which each Fund believes to be accurate.


DWS California Tax-Free Income Fund


The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information available as of the date of this SAI from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California. While such information has not been independently verified, the Advisor has no reason to believe that such information is not correct in all material respects.


State Budget Process

The State's fiscal year begins on July 1st and ends on June 30th of the following year. Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure is the annual Budget Act as approved by the Legislature and signed by the Governor. The annual budget is proposed by the Governor by January 10th of each year for the next fiscal year (the "Governor's Budget"). State law requires the annual proposed Governor's Budget to provide for projected revenues equal to or in excess of projected expenditures for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal. During late spring, usually in May, the Department of Finance submits revised revenue and expenditure estimates for both the current and budget years to the Legislature. This update process is referred to as the May Revision. The Budget Act, which follows the May Revision, must be approved by a two-thirds majority vote of each House of the Legislature.

Appropriations also may be included in legislation other than the Budget Act. With limited exceptions, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution.

The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.


Fiscal Year 2007-08 Budget

The 2007-08 Governor's Budget, released on January 10, 2007, revised various revenue and expenditure estimates for 2006-07. The 2007-08 Governor's Budget projected that California would end fiscal year 2006-07 with a total reserve of $2.9 billion, an increase of $823 million from estimates made at the time the 2006 Budget Act was enacted. The Governor's Budget projected General Fund revenues and transfers for the 2007-08 fiscal year of $101.3 billion, an increase of 7.1 percent from the prior year, and expenditures of $103.1 billion, an increase of 1.0 percent, with the difference made up from prior years' available reserves.

As of the 2007-08 Governor's Budget, General Fund revenues and transfers for fiscal year 2006-07 were projected at $94.5 billion, an increase of $637 million compared with 2006 Budget Act estimates. This increase was primarily due to higher major tax revenues of $512 million. As of the 2007-08 Governor's Budget, General Fund expenditures for fiscal year 2006-07 were projected at $102.1 billion, an increase of $876 million compared with 2006 Budget Act estimates.

The 2007-08 Governor's Budget projected to end fiscal year 2007-08 with a $2.1 billion total reserve, including $1.5 billion in the Budget Stabilization Account. The 2007-08 Governor's Budget reflected, among other assumptions, an increase in 2007-08 major revenues of $5.8 billion, or 6.2 percent, due to continued economic growth and, to a lesser extent, certain revenue proposals. The 2007-08 Governor's Budget also reflected $506 million in revenues from Indian Gaming compacts that were pending legislative approval as of the 2007-08 Governor's Budget.

General Fund expenditures for fiscal year 2007-08 were projected at $103.1 billion, an increase of $1 billion, or 1 percent, compared with the revised estimates for 2006-07. This increase reflected, among other things, $2.6 billion in policy decisions to reduce expenditures, including a $1.1 billion reduction by expanding the use of revenue sources for public transportation costs.





2007 Budget Act

The 2007-08 Budget Act was adopted by the Legislature on August 22, 2007, along with a number of implementing measures, and was signed by Governor Schwarzenegger on August 24, 2007. The 2007 Budget Act included the largest reserve of any budget act in the State's history. The May Revision proposed a total reserve of $2.2 billion, but due to the shortfall in revenue collections that came to light in June, and in recognition of the State's continuing structural deficit and other potential threats, the Legislature took actions to reduce spending and increase funds available, thereby increasing the total reserve to an unprecedented $3.4 billion. The Governor further reduced spending with $703 million in General Fund vetoes, raising the total reserve to $4.1 billion. As a result, General Fund spending growth in the 2007-08 budget was held to $0.6 billion, or 0.6 percent. These actions eliminated the gap between spending and revenues in 2007-08, after discounting the $1.023 billion of transfers to the Budget Stabilization Account.

The 2007-08 Budget Act contained General Fund expenditures of $102.3 billion, compared to $101.7 billion in 2006-07, and Special Fund expenditures of $2.6 billion, compared to $3.6 billion in 2006-07. Total revenues and transfers for 2007-08 were expected to be $101.2 billion, compared to $95.5 billion in 2006-07. A total of $2.1 billion was expected to be transferred to the Budget Stabilization Account pursuant to Proposition 58, with half of the transferred amount to remain in the Budget Stabilization Account for future purposes and the other half to be further transferred for the purpose of early retirement of Economic Recovery Bonds.

Most General Fund spending is non-discretionary. As of the May Revision to the Governor's Budget, of the total spending proposed, $1.7 billion was for paying debt and $1 billion was proposed for policy choices. The remainder was required either by the State Constitution, federal laws, statutory entitlements, binding labor agreements or court orders. The 2007 Budget Act contained the following major General Fund components: $1.0 billion in prepayments of the Economic Recovery Bonds ("ERBs"); Proposition 98 General Fund expenditures of $41.1 billion; $66.8 billion ($41.4 billion General Fund and $25.4 billion other funds) for K-12 education programs in 2007-08, which reflected an increase of $3.5 billion ($1.6 billion General Fund and $1.9 billion other funds) over the 2006-07 revised budget; and $28.3 billion in health and human services programs.





Fiscal Year 2008-09 Budget

The 2008-09 Governor's budget, released on January 10, 2008, noted that although the 2007 Budget Act projected a reserve of $4.1 billion, the deterioration of the national and State economies had resulted in a projected shortfall of $14.5 billion by the end of 2008-09. The proposed budget noted that a declining economic outlook, sagging revenues, and rising costs negatively impacted the State's budget. To close the projected $14.5 billion budget shortfall, the administration proposed more than $17 billion in corrective actions, including: issuing $3.3 billion in deficit-financing bonds; suspending a $1.5 billion supplementary payment, which would have helped pay off outstanding deficit-financing bonds; accruing $2 billion in tax revenues received in 2009-10 and 2008-09; a $400 million reduction in K-14 education spending in the current year and suspending the Proposition 98 minimum guarantee by $4 billion in 2008-09; and reducing state spending in most other state programs by $4 billion.

The proposed 2008-09 budget projected that California would end fiscal year 2007-08 with a total reserve of less than $1 billion, and that various budget balancing proposals would allow the State to grow the reserve to $2.8 billion by 2008-09. The Governor's Budget projected a decline in General Fund expenditures from $103.4 billion in 2007-08 to $101 billion in 2008-09, a drop of 2.3 percent, while General Fund revenues were projected to grow from $100.8 billion to $102.9 billion, an increase of 2.1 percent.

The May Revision to the 2008-2009 Governor's Budget (the "2008 May Revision") projected that the State's sluggish economy would reduce the revenue outlook for 2008-09 by about $6 billion. The May 2008 Revision also projected that the State would face a remaining budget shortfall of $15 billion, after accounting for the $7 billion in proposals adopted as part of a special Legislative session. The most significant differences between the 2008 May Revision projections and the Governor's projected budget were lower real GDP growth, weaker California job growth, and smaller gains in California personal income in 2008 and 2009. The 2008 May Revision proposed more than $8 billion in savings to close the widening budget gap, including the securitization of future lottery revenues, which is expected to provide $15 billion over the next few years. Other proposals included loans from special funds, the redirection of transportation monies to benefit the General Fund, and further reductions to health and social services programs. The 2008 May Revision projected that General Fund revenues will be $101.2 billion in 2007-08 and $103 billion in 2008-09. This represents a decrease of $40 million in 2007-08 and an increase of $83 million in 2008-09 compared to the Governor's proposed 2008-09 budget.

On September 23, 2008, California Governor Arnold Schwarzenegger signed the State's budget, which came a record 85 days late. The 2008 Budget Act resolves the projected $24.3 billion budget deficit identified in the 2008 May Revision and projects a modest reserve of $1.7 billion in 2008-09, although it projects a deficit of $1.0 billion in 2009-10. While this budget does not resolve the state's persistent structural budget deficit, it includes an historic budget reform measure that is aimed at stabilizing the budget while avoiding borrowing from local governments or transportation funds. Expenditure reductions account for 47 percent of all savings, more than any other category. As a result of these reductions, this budget holds General Fund spending to virtually no growth in 2008-09 -- $103.4 billion in 2008-09 compared to $103.3 billion in 2007-08.
The Budget includes a reduction of $850 million in the General Fund, or one percent below the amounts proposed in the budget bill adopted by the Legislature. This reduction is due to: (i) $510 million in General Fund vetoes; and (ii) $340 million in General Fund savings due to the delay in enacting this Budget and the effect of Executive Order S-09-08. The budget delay slowed or halted many activities of government for nearly three months, and the Executive Order terminated the services of temporary employees and reduced overtime for state employees.

Economic conditions have deteriorated substantially since the Governor signed the 2008 Budget Act. This deterioration was reflected in General Fund revenue collections for the month of September, which were $923 million below forecast. In a statement released October 1, 2008, state Controller John Chiang indicated that based on projected declines in revenues coupled with questionable cash solutions in the State budget, California will need to borrow $7 billion to meet all of its obligations through the fiscal year ending June 30, 2009. The state sold $5 billion of Revenue Anticipation Notes (RANs) in a public offering during the week of October 13, 2008, and is tentatively scheduled to sell the remaining $2 billion in RANs during November 2008. Governor Schwarzenegger indicated that if California is unable to obtain the necessary level of financing to maintain government operations, it may be forced to turn to the Federal Treasury for short-term financing.

In light of economic developments since enactment of the 2008 Budget, Governor Schwarzenegger has called a special session of the Legislature and is proposing a variety of spending reductions and revenue increases to bring spending closer in line with available revenues. The Governor has called for a combination of $4.5 billion in cuts and $4.7 billion in new revenues from tax law changes to address California's budget shortfall. The proposals include a plan to temporarily increase State sales tax. Despite these efforts to close the budget gap, it is anticipated that there will be a substantial budget deficit in 2009-10. The California Department of Finance estimates that General Fund revenues will be approximately $567 million lower in 2007-08, $10.7 billion lower in 2008-09, and $13 billion lower in 2009-10 than earlier projections.

The above discussion of the fiscal year 2007-08 and 2008-09 budgets is based on estimates and projections of revenues and expenditures for the current fiscal year and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.




Recent Developments


California's General Economic Conditions. California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. The outlook for the State and national economies darkened considerably as 2008 progressed and accelerated through the end of October. Economic growth was already anticipated to slow before credit market and stock market turmoil developed in the fall of 2008. The State and national economies are expected to face strong headwinds in 2009 and the first half of 2010, including a deepening housing slump, a breakdown in mortgage markets, more volatile financial markets, and rising energy prices.

The housing slump has been deeper in California than most states, and declining prices and jumps in subprime mortgage rates have led to record mortgage delinquencies and home foreclosures in California. Upward resets of subprime mortgage rates have made payments unaffordable for many borrowers in the State, and several large financial institutions have reported huge losses on subprime mortgages and securities backed by these mortgages. In addition, uncertainty about the mortgage market and increased financial market volatility have prompted lenders to tighten credit standards. Home values may decrease further before real estate markets and home building return to normal. Until then, the housing sector is expected to be a significant drag on economic growth in the State. Sales of existing single-family detached homes were down 26 percent in 2007 and 21 percent for the first four months of 2008, as compared to the same periods in 2006. New housing permits were down 37 percent in 2007 and 60 percent for the first seven months of 2008, as compared to the same periods in 2006. The median price of sold existing homes was $350,140 in August 2008, 40.5 percent lower than a year ago. The value of private-sector nonresidential building permits issued in the first ten months of 2007 was 4.2 percent higher than the year-ago value, offsetting some of the drag of residential construction on the California economy in 2007. However, the value of public works construction was down 3.9 percent.

Growth in nonfarm payroll employment slowed in California in 2007, with employment peaking in the third quarter and then slipping in the fourth quarter. The State lost jobs again in the first quarter of 2008, although to a lesser extent than the nation. The annual average of nonfarm payroll employment increased by 102,900, or 0.7 percent in 2007, down from an increase of 259,000, or 1.7 percent, in 2006. The State's unemployment rate averaged 5.4 percent in 2007 and was 5.9 percent in the first three months of 2008. The California labor market continued to slide in the second quarter, and by August, 2008, the State's unemployment rate had risen to 7.7 percent, a 12 year high. The national unemployment rate was 5.7 percent in July, 2008, leaving the gap between the State and national rates at approximately 1.6 percentage points. The Governor's office has forecast that the State's unemployment rate could exceed 10 percent during some periods of 2009 and 2010.

California personal income held up well in 2007 despite economic conditions, growing by an estimated 5.9 percent in 2007, although the May Revision to the 2008-09 Governor's Budget projects smaller gains in personal income in 2008 and 2009. Taxable sales peaked in the second quarter of 2007 and were down 3 percent by the end of the year. New vehicle registrations fell in 2007, likely playing a role in the slowdown of taxable sales.

The May Revision to the 2008-09 Governor's Budget forecasts little growth for the California economy in 2008, followed by slow growth in 2009 and moderate growth in 2010. Personal income is projected to grow 4.5 percent in 2008, 4.1 percent in 2009, and 5.1 percent in 2010, as compared to 5.9 percent in 2007. Nonfarm payroll employment is forecast to fall 0.2 percent in 2008, and then grow by 0.6 percent in 2009 and 1.4 percent in 2010, as compared to 0.7 percent in 2007. The May Revision to the 2008-09 Governor's Budget also projects that the struggling housing sector will continue to weigh on the State and national economies in the next two years, but projects that economic growth will improve by the last quarter of 2008 or the first half of 2009.




Cash Flow Requirements. The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. Current State debt obligations include:


o General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds. As of September 1, 2008, the State had outstanding approximately $57.6 billion aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $56.8 billion of long-term general obligation bonds. In response to the Governor's proposal for a $220 billion infrastructure plan, the Legislature approved a $115.8 billion Strategic Growth Plan, which includes $50.1 billion in existing funding, $28.4 billion in new leveraged funding sources, and approximately $37.3 billion in new general obligation bonds that were approved by voters as four propositions in November 2006. The four propositions are dedicated to the following programs: (i) $19.9 billion for transportation improvements, air quality and port security, (ii) $10.4 billion for school modernization and construction, (iii) $4.1 billion for flood control and prevention and levee repair, and (iv) $2.9 billion for affordable housing programs.

         Other significant new general obligation bond authorizations include $5.4 billion in bonds for water quality and flood control approved by voters in November 2006. Court challenges to the $3 billion, 10-year bond program to support stem cell research ended in May 2007, and the State began issuing the first $250 million tranche in October 2007. Proceeds of the initial issuance will be used in part to repay a $150 million loan from the State General Fund to support the research while litigation was pending. The State Treasurer's Office estimates that approximately $8.25 billion of new general obligation and lease-revenue bonds will be sold in fiscal year 2007-08, of which approximately $6.75 billion has been issued through May 31, 2008. In addition, in November 2008, voters approved a $9.95 billion bond measure to finance a portion of the cost of a high speed rail system connecting Northern and Southern California, initiative measures to authorize $980 million of general obligation bonds to finance children's hospitals, and $900 million of general obligation bonds to provide loans for the State's veterans' farm and home purchase program.

o Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may, in some cases, be issued as commercial paper notes. Commercial paper notes may be renewed or refunded by the issuance of long-term bonds. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $2.5 billion in aggregate principal amount at any time. This amount may be increased or decreased in the future. As of May 1, 2008, the State had $933 million aggregate principal amount of general obligation commercial paper notes outstanding.

o Lease-Purchase Obligations. The State builds and acquires facilities through the use of lease purchase borrowing, in addition to general obligation bonds. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities, such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had approximately $7.8 billion General Fund-supported lease-purchase obligations outstanding as of September 1, 2008. The State Public Works Board, which is authorized to sell lease revenue bonds, had $10.7 billion authorized and unissued as of January 1, 2008, which includes $7.4 billion of new authorizations approved in 2007 for corrections facilities. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81 million of revenue bonds to be secured by state leases.

o Non-Recourse Debt. Certain agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. State agencies and authorities had $50.7 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of December 31, 2007.

o Economic Recovery Bonds. The California Economic Recovery Bond Act ("Proposition 57") was approved by the voters on March 2, 2004. Proposition 57 authorizes the issuance of up to $15 billion in economic recovery bonds ("ERBs") to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State's sales and use tax starting July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State's full faith and credit. However, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds. In May and June, 2004, the State issued $10.9 billion principal amount of ERBs, resulting in the deposit of net proceeds to the General Fund of approximately $11.3 billion (of which, for budgetary purposes, approximately $9.2 billion was applied to the 2002-03 fiscal year and approximately $2.0 billion was applied to offset fiscal year 2004-05 General Fund expenditures). In order to relieve cash flow and budgetary shortfalls identified in the 2008-09 Governor's Budget, the State issued $3.2 billion of ERBs on February 14, 2008, generating net proceeds of $3.3 billion which were transferred to the General Fund. This represented the last ERBs which can be issued under Proposition 57, except for any refunding bonds which may be issued in the future. (The State Department of Finance had determined that the full $15 billion voter authorization could not be issued because of the previous repayment of certain June 30, 2004 obligations eligible for financing pursuant to Proposition 57.)

         Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of surplus State property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of deposits in a BSA created by the California Balanced Budget Act. Funds from these sources have been or will be used for early retirement of approximately $3.5 billion of bonds during fiscal years 2005-06, 2006-07 and 2007-08, including use of $1.5 billion which was transferred from the BSA in 2006-07 ($472 million) and 2007-08 ($1.3 billion).

         The 2008-09 Governor's Budget proposed the suspension of the 2008-09 BSA transfer due to the condition of the General Fund. Any excess sales tax revenues which may be generated for the period January 1-December 31, 2008, and any proceeds of excess property sales, will be available to retire additional ERBs in 2008-09.




o Tobacco Settlement Revenue Bonds. In 1998 the state signed a settlement agreement (the "Master Settlement Agreement" or "MSA") with four major cigarette manufacturers (the "participating manufacturers" or "PMs"). Under the MSA, the participating manufacturers agreed to make payments to the State in perpetuity, such payments amounting to approximately $25 billion over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers will be paid to the State and half to local governments. The specific amount to be received by the state and local governments is subject to adjustment. The MSA allows reduction of the manufacturers' payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain "Previously Settled States" and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3 percent for inflation, compounded annually.


          The Tobacco Securitization Law, enacted in 2002, authorized the establishment of a special purpose trust to purchase those assets. The bill also authorized that trust to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. An initial sale of 56.57 percent of the State's tobacco settlement revenues producing $2.5 billion in proceeds was completed in January 2003 ("Series 2003A").


          A second sale of the remaining 43.43 percent of the State's tobacco settlement revenues, which produced $2.3 billion in proceeds, was completed in September 2003 ("Series 2003B"). The Tobacco Securitization Law was amended in 2003 to require the Governor to request an appropriation in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The Legislature is not obligated to make any such requested appropriation. In August 2005 the Series 2003B Bonds were refinanced, retaining all of the covenants of the original issue, including the covenant regarding the request for a General Fund appropriation in the event tobacco revenues fall short. In return for providing this covenant, the State was paid a credit enhancement fee of $525 million as part of the refinancing, which was deposited into the General Fund.


          In March 2007, the state completed a refunding of all of the Series 2003A Bonds. This refunding generated additional proceeds of approximately $1.258 billion which are intended to be used (i) to offset the General Fund cost for the initial years of a litigation settlement related to the 2004-05 suspension of the Proposition 98 guarantee and (ii) for other purposes, such as funding capital projects. See "STATE FINANCES - Proposition 98."

          In early 2006, the PMs asserted that they had lost market share in 2003 to the non-participating manufacturers ("NPMs"). A nationally recognized firm of economic consultants confirmed the assertion that the MSA was a significant factor contributing to the market share loss. Under the MSA, the PMs are authorized to withhold up to three times the amount of lost market share (adjusted downward by 2 percent) until such time as it is proven that the various states diligently enforced their model statutes that govern the NPMs. As a result, the amount of tobacco revenues received by the State was reduced in 2006 by $50.9 million. Nevertheless, the amount of tobacco revenues received were still in excess of the required debt service payments. Therefore, it is anticipated that the need to invoke the provisions included in the State's budget for Series 2005A is unlikely. Furthermore, the Series 2005A Bonds have reserve funds in excess of one year's debt service payments, which would be used before General Fund moneys. In April 2006, a similar filing was made by the PMs for the calendar year 2004 payments and the economic consultants also confirmed that the MSA was a significant factor contributing to the market share loss. The State Attorney General is working in tandem with the other states' Attorneys General, under the terms of the MSA, to compel the PMs to pay given that the state has been diligently enforcing the statutes as required in the MSA.


         Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds.

o Flood Litigation Settlement. In 2006, the state settled three related lawsuits arising from liability for past flood damages through stipulated judgments. The largest settlement (referred to as the Paterno case), in the amount of $428 million, provided for the state to make annual payments of $42.8 million, plus interest, for ten years; the payments are subject to annual appropriation by the Legislature. The first year's payment was included in the 2005 Budget Act and each subsequent budget act has included the required installment. This matter is not treated as a "debt" of the state for any legal or constitutional purposes.

o Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued RANs in 19 of the last 20 fiscal years to partially fund timing differences between receipts and disbursements. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any "Unapplied Money" in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. "Priority Payments" are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the Constitution of the State); (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the state; (iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (iv) pay state employees' wages and benefits, state payments to pension and other state employee benefit trust funds, state Medi-Cal claims, and any amounts determined by a court of competent jurisdiction to be required to be paid with state warrants that can be cashed immediately. The state plans to issue $7.0 billion of RANs in November 2007 in order to maintain adequate reserves to manage the state's cash flow requirements during fiscal year 2007-08.


Between November 2006 and August 2007, voters and the Legislature authorized more than $50 billion of new general obligation bonds and lease revenue bonds, increasing the amount of General Fund supported debt authorized and unissued to almost $71.7 billion as of January 1, 2008. In order to address the program needs for these new authorizations, along with those which existed before 2006, the state expects the volume of issuance of both of these categories of bonds to increase substantially, compared to previous years, starting in fiscal year 2007-08. Based on existing Legislative appropriations and projections of program needs as of March 2008, the Department of Finance has estimated that annual new money issuance for these obligations in the five fiscal years from 2008-09 to 2011-12 -- primarily as general obligation bonds -- will total approximately $12 billion, $15.5 billion, $12.5 billion, and $8 billion, respectively. The amount of bonds issued may be higher than these estimates due to additional new bond authorizations in 2008 and beyond.





Based on the Department of Finance projections of bond issuance as of March 2008, without taking into account any future authorizations which may occur, the aggregate amount of outstanding general obligation and lease revenue bonds would peak at about $98 billion by the middle of the next decade, compared to the total outstanding amount of about $51 billion as of March 2008. The annual debt service costs on this amount of debt would peak at around $8.5 billion, compared to about $4.7 billion budgeted for fiscal year 2007-08. (These estimates do not include Economic Recovery Bonds, described above, nor do they take into account potential benefits from future refunding opportunities.) The actual amounts and timing of future issuance of general obligation and lease revenue obligations will depend on a variety of factors, including the timing of funding needs for the various programs for which such obligations are to be issued, interest rate and other market conditions at the time of issuance, and the timing and amounts of additional general obligation bonds or lease revenue bonds approved. The Governor has proposed substantial additional general obligation bond programs.




Bond Ratings


S&P, Moody's and Fitch assign ratings to California's long-term general obligation bonds. The ratings of S&P, Moody's and Fitch represent their opinions as to the quality of the municipal bonds they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.


The financial difficulties experienced by California and municipal issuers during the recession of the early 1990's resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies. The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels that had existed prior to the recession of the early 1990's. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds. However, major rating agencies, underwriters and investors have had major concerns about California's creditworthiness. The major rating agencies have cited over the years, among other things, concerns about California's missed budget deadlines, and ongoing structural budget impediments, resulting in reductions of the ratings of the State's general obligation bonds by S&P, Moody's and Fitch. In April 2001, Fitch placed the State's rating on rating watch -- negative. Although S&P placed California's senior ratings on its "credit watch" list in January 2001, it removed the State from the list in June 2001, but warned that the State's financial outlook remained negative.

In December 2002, the ratings of the State's general obligation bonds were further reduced by S&P to "A" and by Fitch to "A." In the summer of 2003, the ratings of S&P and Moody's were reduced to "BBB" and "A3" respectively. In December 2003, Moody's again reduced its rating of the State's general obligation bonds to "Baa1," citing concerns over the State's action to cut the vehicle license fee, as well as the State's inability to reach political consensus on solutions to its budget and financial difficulties.


In May 2004, Moody's upgraded California's rating to "A3," and in August 2004, S&P upgraded California's rating to "A" and Fitch removed California's rating from rating watch - negative and upgraded its rating to "A-." As of December 1, 2004, S&P's rating was "A," Moody's rating was "A3" and Fitch's rating was "A-." Additional improvement in the ratings of these bonds occurred over the next several months. As of October 31, 2005, while the S&P rating of California's general obligation bonds stayed at "A," Moody's rating increased to "A2" and Fitch's rating increased to "A." As of November 11, 2008, the S&P rating of California's general obligation bonds had increased to A+, Moody's rating had increased to A1, and Fitch's rating had increased to A+.


The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

There can be no assurance that such ratings will be maintained in the future. The State's credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State's general obligation bonds, as well as notes and bonds issued by California's public authorities and local governments. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the Fund's portfolio.

Litigation

At any given time, there are numerous civil actions pending against the State which could, if determined adversely to the State, affect the State's expenditures and, in some cases, its revenues and cash flows. The following is a brief list of the most significant pending legal proceedings to which the State is a party, as reported by the Office of the Attorney General of the State:


Challenge Seeking Payment to Teacher's Retirement Board. This lawsuit seeks, primarily, a writ of mandate compelling the State Controller to transfer funds from the State's General Fund to the CalSTRS's Supplemental Benefit Maintenance Account. On August 30, 2007, the Court of Appeal for the Third Appellate District ruled that the state had improperly withheld a payment to the California State Teachers' Retirement System in 2003. The Administration has, in response to this decision, paid $500 million from the budget reserves in 2007-08, representing the disputed amount. The State paid CalSTRS the $500 million from the budget reserves in September 2007 but appealed the Third District Court of Appeals' decision on the interest payment. The California Supreme Court upheld the lower court decision. A legislative appropriation will be required pay the interest.

Action Seeking Modification of Retirement Formula for State Employees. In Joseph Myers et al. v. CalPERS et al., plead as a class action on behalf of state employees over age 55 who will retire after January 1, 2001, plaintiffs assert that Government Code section 21354.1 violates state anti-discrimination law by changing the retirement formulas to give older workers a smaller percentage increase in benefits than is provided to younger workers. The complaint seeks injunctive relief and retroactive retirement benefits. Because it is unclear what retroactive retirement benefits are being sought, or whether they would be offset by reductions in benefits to younger workers, it is impossible to quantify the magnitude of the fiscal impact; however, it may be in excess of $250 million. The trial court dismissed the complaint; on appeal, the appellate court upheld the dismissal.

Action Challenging Use of Vehicle Fuel Tax Revenue. In Shaw et al. v. Chiang et al., the plaintiffs are challenging certain provisions of the 2007 Budget Act and related legislation. Plaintiffs assert that approximately $1.2 billion in sales and use taxes collected on vehicle fuel were improperly appropriated to:
(1) reimburse past debt service payments and to make current debt service payments on various transportation bonds; and (2) to fund various other transportation programs. The trial court concluded: (1) the $409 million reimbursement to the General Fund from the Public Transportation Account for past debt service payments was illegal; and (2) the remaining $779 million in challenged appropriations are lawful. Plaintiffs appealed, and the State filed a cross appeal.





Tax Refund Cases. Three pending cases challenge the fee imposed by the state tax code upon limited liability companies registered in California, alleging that it discriminates against interstate commerce and violates the U.S. Constitution, is an improper exercise of the state's police powers, and has been misapplied by the Franchise Tax Board. These cases are: Northwest Energetic Services, LLC v. Franchise Tax, Ventas Finance I, LLC v. Franchise Tax Board, and Bakersfield Mall LLC v. Franchise Tax Board. In Northwest and Ventas, the trial court has ruled in favor of plaintiffs, and the Board appealed in both cases. In Northwest, the Court of Appeal determined that the fee unconstitutionally discriminates against interstate commerce as applied to plaintiff, which did not engage in business within California during the years at issue. This ruling is now final. In Ventas, plaintiff, which engaged in business both within and outside of California during the years at issue, is also challenging on appeal the constitutionality of recent legislation (AB 198), which would limit the state's liability if plaintiff was otherwise successful in the action. Bakersfield Mall was filed as a class action on behalf of all LLCs operating in California and is pending in the trial court; if it proceeds as a class action the claimed refunds could be significant.

Three pending cases challenge the constitutionality of the state's tax amnesty program: Garcia v. Franchise Tax Board; River Garden Retirement Home v. California v. Franchise Tax Board; and Duffield v. Franchise Tax Board. Under the amnesty program, for taxable years beginning before January 1, 2003, taxpayers that had not paid or had underpaid an eligible tax could agree to pay the tax and waive their rights to claim refunds thereof. In exchange, certain penalties and fees associated with the unpaid taxes would be waived and no criminal actions would be brought for the taxable years for which amnesty was allowed. The program also imposed a new penalty equal to 50 percent of accrued interest as of March 31, 2005, on any unpaid tax liabilities ultimately determined to be due for taxable years 2002 and earlier for which amnesty could have been requested. The cases are pending in the trial court. In Garcia, the trial court eliminated plaintiff's claim challenging the constitutionality of the tax amnesty penalty, and issued a ruling on the remaining claims that plaintiff is entitled to a refund. An appeal of the constitutional claim is possible after a final decision is issued and judgment is entered. The fiscal impact of these cases is unknown at this time and is dependent on court rulings, but is estimated to be in excess of $300 million.

In Bratton v. Franchise Tax Board, plaintiff is challenging a penalty assessed for promotion of an abusive tax shelter. The amount in dispute is $4 million, but an adverse ruling in this matter could have a more significant fiscal impact upon the assessment of penalties on other similarly situated plaintiffs. Nortel
v. State Board of Equalization, a tax refund case, involves the interpretation of certain statutory sales and use tax exemptions for "custom-written" computer software and licenses to use computer software. A ruling adverse to the State Board of Equalization in this matter if applied to other similarly situated taxpayers could have a significant negative impact, in the range of approximately $500 million annually, on tax revenues.

In two cases, Abbott Laboratories v. Franchise Tax Board and River Garden Retirement Home v. California Franchise Tax Board, plaintiffs are challenging the denial of a deduction for dividends under Revenue and Taxation Code section 24402. After Section 24402 was held to be unconstitutional because it allowed a dividend deduction only to the extent the dividends were paid from income previously taxed by California, the Franchise Tax Board allowed a deduction for all dividends for years in which the normal 4-year statute of limitations prevented additional assessments and denied a deduction for all dividends for all taxpayers for all years in which the 4-year statute was still open. In Abbott Laboratories, plaintiff asserts that the proper remedy is to allow a deduction for all dividends based upon a judicial reformation of the statute on constitutional grounds. The trial court dismissed the complaint; plaintiff appealed. In River Garden, the trial court sustained the demurrer of the Franchise Tax Board on this issue; plaintiff also challenges the tax amnesty penalty, as described above. An adverse ruling in these matters, applied in the context of other statutes, could have a significant revenue impact.





Environmental Cleanup Matters. In a federal Environmental Protection Agency ("U.S. EPA") administrative abatement action entitled In the Matter of:
Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California, the state, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board. The Atlantic Richfield Company (ARCO) is a party as the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA "Superfund" List, and both remediation costs and costs for Natural Resource Damages may be imposed on the state. The alleged bases for the state's liability are the state's ownership of the mine site and the terms of a 1983 settlement agreement between the state and ARCO. The Lahontan Regional Water Quality Control Board has undertaken certain remedial action at the mine site, but the U.S. EPA's decision on the interim and final remedies is pending. ARCO filed a complaint on November 9, 2007, against the state, the State Water Resources Control Board, and the Lahontan Regional Water Quality Control Board. See Atlantic Richfield Co. v. State of California. ARCO seeks to recover past and future costs, based on the settlement agreement, the state's ownership of the property, and the state's allegedly negligent past clean up efforts. It is possible these matters could result in a potential loss to the state in excess of $400 million.

In Carla Clark, et. al. v. City of Santa Rosa, et al., 32 plaintiffs brought a toxic tort case alleging that water wells supplying water to their homes were contaminated by carcinogenic chemicals. The state has been sued under a mandatory duty theory premised on an alleged violation of Proposition 65 (The Safe Drinking Water and Toxic Enforcement Act of 1986). Plaintiffs claim damages exceeding $400 million. After the trial court granted the state's motion for summary judgment, plaintiffs appealed.




Energy-Related Matters. The State is party to a case in which the court is considering whether and to what extent compensation is due to a market participant which has claimed compensation as a result of the Governor's issuance of executive orders "commandeering" power purchase arrangements.


Escheated Property Claims. In five pending cases, plaintiffs claim that the state has an obligation to pay interest on private property that has escheated to the state, and that failure to do so constitutes an unconstitutional taking of private property: Morris v. Westly, Coppoletta v. Westly, Trust Realty Partners v. Westly, Suever v. Connell, and Taylor v. Chiang. The Morris lawsuit seeks a class action determination, a declaration that failure to pay interest is an unconstitutional taking, and injunctive relief. The trial court in Morris ordered judgment for the state; plaintiff appealed. The Coppoletta case raises issues analogous to those in Morris and also asks that the unclaimed property law be construed as creating a trust for the benefit of the true owner. The trial court dismissed the complaint, and plaintiffs appealed. The Trust Realty Partners lawsuit focuses on the state's elimination of interest payments on unclaimed property claims (Code of Civil Procedure section 1540, subdivision
(c), as amended effective August 11, 2003, "CCP 1540"). It is not styled as a class action suit, but in addition to seeking damages, the case seeks a common fund recovery and injunctive relief. After the trial court's initial interim order that the state pay interest on certain claims made before the amendment to CCP 1540 was reversed on appeal, the matter is again pending in the trial court, which has ruled for plaintiff on certain issues (the retroactivity of amendments and whether regulations are required), but has not yet ruled regarding damages. Both Suever and Taylor are styled as class actions but to date no class has been certified. Like the plaintiffs in Trust Realty, the Suever and Taylor plaintiffs argue that the state's failure to pay interest on claims paid violated their constitutional rights. In Suever, the district court concluded that the state is obligated to pay interest to persons who reclaim property that has escheated to the state, but its ruling did not specify the rate at which interest must be paid. The state has filed a motion to stay of the court's order and to certify the issue for appeal. Plaintiffs in Suever and Taylor also assert that for the escheated property that has been disposed of by the state, plaintiffs are entitled to recover, in addition to the proceeds of such sale, any difference between the sale price and the property's highest market value during the time the state held it; the state asserts that such claims for damages are barred by the Eleventh Amendment. The district court granted the State's motion for summary judgment on this claim for Suever, and plaintiffs appealed. If plaintiffs prevail on the claims asserted in these actions, costs to the state could be in excess of $500 million.

In Suever and Taylor, plaintiffs also challenge the constitutional adequacy of the notice provided to owners of unclaimed property before the state takes possession of and sells such property. The trial court in Taylor issued a preliminary injunction prohibiting the State Controller from taking possession of, selling or destroying property pursuant to the state's unclaimed property law until the state enacted new notice provisions. Following legislative amendment of the State's notice procedures, the district court dissolved the injunction; on appeal, the Ninth Circuit upheld the district court's order, finding that the State's notice procedures satisfy due process.





Actions Seeking Damages for Alleged Violations of Privacy Rights. In Gail Marie Harrington-Wisely, et al. v. State of California, et al., plaintiffs seek damages, asserting that the use by the Department of Corrections and Rehabilitation of a body imaging machine to search visitors entering state prisons for contraband violated the rights of the visitors. This matter was certified as a class action. The trial court granted judgment in favor of the state. Plaintiffs' appeal has been dismissed amend the trial court denied plaintiff's motion for attorney's fees. Plaintiffs may seek further review of the trial court's rulings. If plaintiffs were successful in obtaining an award of damages for every use of the body-imaging machine, damages could be as high as $3 billion.

Plaintiff in Gilbert P. Hyatt v. FTB was subject to an audit by the Franchise Tax Board involving a claimed change of residence from California to Nevada. Plaintiff alleges a number of separate torts involving privacy rights and interference with his business relationships arising from the audit. The trial court ruled that plaintiff had not established a causal relation between the audit and the loss of his licensing business with Japanese companies; the Nevada Supreme Court denied review of this ruling. The economic damages claim exceeded $500 million. This matter is pending in the trial court. The state is vigorously contesting this matter.




Action Seeking a Cost of Living Adjustment for CalWORKs Recipients. The trial court decision in this case pending before the Court of Appeals determined that the Governor's executive order in November 2003, which reduced the Vehicle License Fee charged to vehicle owners and increased the corresponding Vehicle License Fee offset to local governments, acted as an "increase in tax relief," which, by statute, triggers an upward cost of living adjustment for recipients of CalWORKs program benefits. The petitioners seek a cost of living adjustment, beginning with fiscal year 2003-04. The Court of Appeal, on February 16, 2007, reversed the trial court judgment against the State; the California Supreme Court denied the petitioners' petition for review on June 13, 2007.


Action Seeking Program Modifications. In Capitol People First v. Department of Developmental Services, a consortium of state and national law firms and public-interest groups, are alleging violations of federal and state statutes on behalf of persons with developmental disabilities who are currently treated in large facilities. The case seeks modifications to existing state programs for the treatment of institutionalized disabled persons, including requiring the state to offer community-based services. Some rough estimates suggest the financial impact of a judgment against the state defendants could be as high as $1 billion per year in programmatic costs going forward. The state is vigorously defending this action.

Actions Regarding Medi-Cal Reimbursements and Fees. In two cases, each entitled California Association of Health Facilities ("CAHF") v. Department of Health Services ("DHS"), CAHF, which represents approximately 1400 skilled-nursing and intermediate-care facilities, challenges the Medi-Cal reimbursement rates paid by DHS to providers for, respectively, the 2001-02 and 2002-03 rate years. The trial court entered judgment for DHS; the appellate court reversed and remanded the case to the trial court for further proceedings. The consolidated cases are pending in the trial court. A final decision adverse to DHS in these cases could result in reimbursement costs exceeding $250 million. In Orinda Convalescent Hospital, et al. v. Department of Health Services, plaintiffs challenge a quality assurance fee charged to skilled nursing facilities and a Medi-Cal reimbursement methodology applicable to such facilities that were enacted in 2004, alleging violations of the federal and state constitutions and state law. Plaintiffs seek a refund of fees paid and to enjoin future collection of the fee. If an injunction against collection of the fee is issued, it could negatively affect the state's receipt of federal funds. At this time it is unknown what fiscal impact this matter would have upon the state's General Fund.

Actions to Increase Amount of State Aid for Dependent Children. Ten pending class action lawsuits challenging the amount of aid provided by the state for the care of dependent children (either in foster care or adopted) who are developmentally disabled have been coordinated in Butler v. Department of Social Services. Plaintiffs assert that they were entitled to receive the Alternative Residential Model (ARM) rate (also known as dual agency rate) but have instead been receiving the standard AFDC-FC (foster care) rate and/or the AAP (adoption assistance program) rate. A final decision in favor of these plaintiffs could exceed $450 million. The trial court dismissed the complaint; plaintiffs appealed. The state is vigorously litigating this issue. In a statewide class action, Katie A., et al. v. Bonta, et al., plaintiffs seek to expand Medicaid-covered services for mentally disordered children in foster care. The district court issued a preliminary injunction ordering the state defendants to provide additional services to class members. Further, the court ordered the state defendants and plaintiffs to meet and confer both to develop a plan to implement the preliminary injunction and to come to consensus on whether the court should appoint a special master. On appeal, the Ninth Circuit reversed the decision of the district court and remanded the matter for further proceedings. At this time, it is unknown what financial impact this unprecedented litigation would have on the state's General Fund.

Local Government Mandate Claims and Actions. In pending litigation, Orange County and San Diego County allege that the state has not provided full reimbursement for mandated programs. These two lawsuits were consolidated in San Diego County Superior Court (County of San Diego v. State of California, et al., and County of Orange v. State of California, et al.,). Plaintiffs are seeking relief that would divert current budget appropriations away from various state agencies, and to the counties, as payment for the unreimbursed costs of implementing a variety of programs over the last ten years. San Diego County alleged unreimbursed costs in excess of $40 million, and Orange County alleged unreimbursed costs in excess of $116 million. The effect of a final determination by an appellate court that the state is required to reimburse the counties for such costs, if applied to each of California's 58 counties, could result in costs in excess of $1.5 billion. The trial court entered judgment in favor of the counties. The state defendants appealed, and plaintiff counties cross-appealed. In litigation filed in November 2007, California School Boards Association et al v. State of California et al., plaintiffs, including the San Diego County Office of Education and four school districts, allege the state has failed to appropriate approximately $900 million for new state-required programs or services in violation of the California Constitution. Plaintiffs seek declaratory and injunctive relief, including an order compelling reimbursement. At this time it is unknown what fiscal impact this matter would have upon the state's General Fund.

Actions Seeking to Enjoin Implementation of or Cause Amendment to Certain Tribal Gaming Compacts. In June 2004, the state entered into amendments to tribal gaming compacts (the "Amended Compacts") between the state and five Indian Tribes (the "Five Tribes"). Those Amended Compacts are being challenged in three pending cases, as described below. A decision unfavorable to the state in the cases described below (or in any future litigation relating to the Amended Compacts) could eliminate future receipts of gaming revenues anticipated to result from the Amended Compacts, and could delay or impair the state's ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts.

In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. plaintiff (the "Rincon Band" or "Rincon") sought an injunction against implementation of the Amended Compacts on grounds that their execution and ratification by the state constituted an unconstitutional impairment of the state's compact with the Rincon Band. The Rincon Band asserts that its compact contains an implied promise that the state would not execute compacts or compact amendments with other tribes that would have an adverse impact on the Rincon Band's market share by allowing a major expansion in the number of permissible gaming devices in California. The complaint also asserts that the state breached Rincon's compact, principally by incorrectly calculating the total number of gaming device licenses the state is authorized to issue tribes with compacts identical to Rincon's compact and by failing to negotiate a compact amendment with the Rincon Band in good faith. The district court dismissed the impairment of contract claims, the claim regarding the total number of gaming device licenses, and a claim for damages sought for a separate alleged breach of compact but did not dismiss Rincon's other breach of compact claims, including a claim that the state failed to negotiate a compact amendment with the Rincon Band in good faith. The district court entered a separate judgment with respect to the dismissed claims, and plaintiff appealed. On appeal, the Rincon Band does not challenge the validity of the Amended Compacts. The appeal involves the total number of gaming device licenses authorized and Rincon's claim for damages. The Five Tribes filed an amicus brief asserting that they were necessary and indispensable parties to the litigation.

Hollywood Park Land Co., et al. v. Golden State Transportation, et al. is an action brought by various horse racetrack interests, challenging the validity of the proposed issuance of tribal gaming bonds. Plaintiffs claim that the bonds violate provisions of the California Constitution and seek injunctive relief. The Gabrielino-Tongva Tribe and a tribal councilman filed a notice of appearance and contest the validity of the bonds and the bond contracts. Additionally, they seek a declaration that provisions of the Amended Compacts are invalid and void and a declaration that CCP section 1811, which addresses remedies for alleged violation of tribal gaming compacts, violates the due process rights of the tribe and its members. The trial court granted judgment in favor of the defendants; plaintiffs appealed.

In San Pasqual Band of Mission Indians v. State of California, et al., plaintiff seeks a declaration that more aggregate slot machine licenses are available for issuance to all tribes that signed compacts with the state (the 1999 Compact) than the number of such licenses determined by the state in 2002. Should relief be granted and more licenses are available, the Five Tribes' obligations to continue to fund state transportation bonds under the Amended Compacts would be rendered uncertain because the Amended Compacts contemplated the license pool created by the 1999 Compact would remain fixed at the number determined by the state. An expanded license pool would thus present questions about the Five Tribes' monetary obligations that would presumably be required to be addressed by amendment of the Amended Compacts. The district court dismissed the complaint, and plaintiff appealed.





Prison Healthcare Reform. The adult prison health care delivery system includes medical health care, mental health care and dental health care. The annual budget for this system, which is operated by the CDCR and affects approximately 33 prisons throughout the state, is approximately $2 billion. There are three significant cases pending in federal district courts challenging the constitutionality of prison health care. Plata v. Schwarzenegger is a class action regarding the adequacy of medical health care; Coleman v. Schwarzenegger is a class action regarding mental health care; and Perez v. Tilton is a class action regarding dental health care. A fourth case, Armstrong v. Schwarzenegger is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act. In Plata the district court appointed a Receiver, who took office in April 2006, to run and operate the medical health care portion of the health care delivery system. The Plata Receiver and the Special Master appointed by the Coleman court, joined by the Court representatives appointed by the Perez and Armstrong courts, meet routinely to coordinate efforts in these cases. To date, ongoing costs of remedial activities have been incorporated into the state's budget process. However, at this time, it is unknown what financial impact this litigation would have on the state's General Fund, particularly in light of the unprecedented step of appointing a Receiver of medical health care. The Receiver has asked the court to add the State Controller as a defendant in the Plata case.





Action Seeking to Enjoin Lease Revenue Bond Financing for Correctional Facilities. In Taxpayers for Improving Public Safety, et al. v. Arnold Schwarzenegger et al., plaintiffs challenge certain provisions of the Public Safety and Offender Rehabilitation Services Act of 2007 (AB 900) that authorize the issuance of over $7 billion of lease revenue bonds to finance construction and renovation of state prison and county jail facilities. Plaintiffs seek declaratory and injunctive relief, alleging that the lease revenue bonds authorized by AB 900 violate the debt limit in the California Constitution because the bonds were not approved by the voters. The trial court denied plaintiffs' request for a preliminary injunction, and dismissed the case; plaintiffs appealed. At this time it is unknown what fiscal impact this matter would have on the state's General Fund.


Constitutional, Legislative and Other Factors

Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

Revenue Distribution. Certain debt obligations in the Fund's portfolio may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's General Fund will be distributed in the future to counties, cities and their various entities is unclear.

Health Care Legislation. Certain debt obligations in the Fund's portfolio may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those debt obligations.

The federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations maybe imposed on payment for services rendered to Medi-Cal beneficiaries in the future.

Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.


These debt obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured debt obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. The Office of Statewide Health Planning and Development commissioned various studies, commencing in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and, based on certain formulations and assumptions, found the reserve fund substantially underfunded. However, the most recent study, completed in December 2006 by Mercer Oliver Wyman, concluded, among other things, that reserves were sufficient and, assuming "normal and expected" conditions, the Health Facility Construction Loan Insurance Fund, as of June 30, 2006, should maintain a positive balance over the projection period of 30 years.


Mortgages and Deeds. Certain debt obligations in the Fund's portfolio may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale after expiration of the three-month reinstatement period, which notice of sale must be given at least 20 days before the scheduled sale date. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

Certain debt obligations in the Fund's portfolio may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20 percent of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20 percent of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

Proposition 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

Proposition 13. Certain of the debt obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1 percent of full cash value to be collected by the counties and apportioned according to law. The 1 percent limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast on the proposition. Section 2 of
Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2 percent per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

Legislation enacted by the California Legislature to implement Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.

Subsequent to the adoption of Proposition 13, the State provided aid to local governments from the General Fund; however, during the recession of the early 1990s, the Legislature eliminated most components of aid to local government entities but provided additional revenue sources, such as sales taxes, and reduced certain mandates for local services. The 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 dramatically changed the State-local fiscal relationship. These statutory and Constitutional changes implemented an agreement negotiated between the Governor and local government officials (the "state-local agreement") in connection with the 2004 Budget Act. One such change relates to the reduction of the vehicle license fee ("VLF") rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax they receive.

As part of the state-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by voters as Proposition 1A at the November 2004 election. Proposition 1A amended the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales and VLF revenues as of November 3, 2004. Per the amendment, beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both Houses of the Legislature approve the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid.

In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax. Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate would be suspended. In addition, Proposition 1A expanded the definition of what constitutes a mandate to encompass State action that transfers financial responsibility to cities, counties and special districts for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.

However, proposals related to Proposition 1A were a ballot measure for the November 7, 2006 election, officially titled "Transportation Funding Protection, Legislative Constitutional Amendment." The measure protects transportation funding for traffic congestion relief projects, safety improvements, and local streets and roads. It seeks to prohibit the State sales tax on motor vehicle fuels from being used for any purpose other than transportation improvements, and will authorize loans of these funds only in the case of severe State fiscal hardship. The measure will require loans of revenues from State sales tax on motor vehicle fuels to be fully repaid within three years and restrict loans to no more than two in any 10-year period. The California Legislative Analyst's Office (the "Office") estimates that the net State and local government fiscal impact will not amount to any direct revenue or cost effects. The Office also reports that the measure will increase stability of funding for State and local transportation uses in 2007 and thereafter, and will reduce somewhat the State's authority to use these funds for other, non-transportation priorities.

Proposition 58. Shortly after being elected in October 2003, Governor Schwarzenegger asked the California Legislature to send to California voters a proposal to amend the California Constitution to impose a spending limit which would require that expenditures not exceed revenues. The Legislature approved this proposal in mid-December 2003, and accordingly the measure appeared on the March 2004 primary ballot. Voters approved the measure, known as Proposition 58, which amended Article XIII B of the California Constitution. The amendment provides for the following:

1. Requires enactment of a balanced budget where General Fund expenditures do not exceed estimated General Fund revenues;

2. Allows the Governor to proclaim a fiscal emergency in specified circumstances, and submit proposed legislation to address the fiscal emergency;

3. Requires the Legislature to stop other action and act on legislation proposed to address the emergency;

4.       Establishes a budget reserve;

5.       Provides that the California Economic Recovery Bond Act (Proposition
         57) is for a single object or work; and

6.       Prohibits any future deficit bonds.

In addition to Proposition 58, a number of other laws and constitutional amendments have been enacted over the years, often through voter initiatives, which have, among other things, made it more difficult to raise State taxes, restricted the use of State General Fund or special fund revenues, or otherwise limited the Legislature and Governor's discretion in enacting budgets. Examples of constraints on the budget process include Proposition 13, as discussed above (requiring a two-thirds vote in each House of the Legislature to change State taxes enacted for the purpose of increasing revenues collected), Proposition 98, as discussed below (requiring a minimum percentage of General Fund revenues be spent on local education), Proposition 49 (requiring expanded State funding for before and after school programs), Proposition 10 (raising taxes on tobacco products but mandating the expenditure of such revenues) and Proposition 63 (imposing a 1 percent tax surcharge on taxpayers with annual taxable income of more than $1 million in order to fund mental health services and limiting the Legislature or Governor from redirecting funds now used for mental health services).

The net State fiscal effects will vary year by year and depend in part on actions of future Legislatures. Reserve provisions may smooth state spending, with reductions during economic expansions and increases during downturns. The balanced budget and debt limitation provisions could result in more immediate actions to correct budgetary shortfalls.

Proposition 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provided the following:

1. Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

2. Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

3. Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

4. Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA;

5. Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

6. Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

7. Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

8. Permits these provisions to be amended exclusively by the voters of the State of California.

In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal. App. 3d 623, 215 Cal. Rptr. 511 (Cal. Ct. App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan, (1991) 230 Cal. App. 3d 1058, subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of Woodlake decisions.

In Santa Clara Local Transportation Authority v. Guardino, (Sept. 28, 1995) 11 Cal. 4th 220, reh'g denied, modified (Dec. 14, 1995) 12 Cal. 4th 344, the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the correctness of the Westminster decision because that case appeared distinguishable, was not relied on by the parties in Guardino, and involved taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court's decision on taxes imposed in reliance on the Woodlake case.

In Traders Sports, Inc. et al. v. City of San Leandro, 93 Cal. App. 4th 37 (Cal. Ct. App. 2001), the Court held that Section 53724(b) of the Government Code, which is the part of Proposition 62 that requires tax measures to be approved by two-thirds of the legislative body of the local government before such measures can be placed before the voters in an election, does not apply to charter cities. In that case, a tax ordinance that was approved by only a majority of the local city counsel was placed before the residents of the city, in accordance with the city's municipal code and charter.

In McBrearty v. City of Brawley, 59 Cal. App. 4th 1441, (Cal. Ct. App. 1997), the Court of Appeals held that the city of Brawley must either hold an election or cease collection of utility taxes that were not submitted to a vote. In 1991, the city of Brawley adopted an ordinance imposing a utility tax on its residents and began collecting the tax without first seeking voter approval. In 1996, the taxpayer petitioned for writ of mandate contending that Proposition 62 required the city to submit its utility tax on residents to a vote of the local electorate. The trial court issued a writ of mandamus and the city appealed.

First, the Court of Appeal held that the taxpayer's cause of action accrued for statute of limitation purposes at the time of the Guardino decision rather than at the time when the city adopted the tax ordinance in July 1991. This holding has been rejected by the California Supreme Court. Howard Jarvis Taxpayers Association et al. v. City of La Habra, 25 Cal. 4th 809 (2001). In City of La Habra, which is a case similar to City of Brawley, the Supreme Court held that the taxpayer's cause of action accrued each time the tax was collected, regardless of when the tax measure was adopted.

Second, in the City of Brawley decision, the Court held that the voter approval requirement in Proposition 62 was not an invalid mechanism under the State constitution for the involvement of the electorate in the legislative process. Third, the Court rejected the city's argument that Guardino should only be applied on a prospective basis. Finally, the Court held Proposition 218 (see discussion below) did not impliedly protect any local general taxes imposed before January 1, 1995 against challenge.

Proposition 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments approved by voters on or after January 1, 1989.

Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIIIB by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

Proposition 98 permits the Legislature -- by two-thirds vote of both Houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIIIB limit to K-14 schools.

Proposition 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State General Fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the State appropriations limit funding for capital outlays.

Proposition 218. On November 5, 1996, the voters of the State approved Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act" ("Proposition 218"). Proposition 218 adds Articles XIIIC and XIIID to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The Sponsors are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject certain existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court. For example, as discussed below, a California appellate court in the case of Consolidated Fire Protection Dist. et al. v. Howard Jarvis Taxpayers' Assoc., 63 Cal. App. 4th 211 (1998) upheld one of the provisions of Proposition 218 that allows a majority of affected property owners to defeat local government attempts to increase certain property-based fees or charges.

Article XIIIC of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general fund.

Article XIIIC of Proposition 218 also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees or charges were imposed. This extension of the initiative power to some extent constitutionalizes the March 6, 1995 State Supreme Court decision in Rossi v. Brown, which upheld an initiative that repealed a local tax and held that the State constitution does not preclude the repeal, including the prospective repeal, of a tax ordinance by an initiative, as contrasted with the State constitutional prohibition on referendum powers regarding statutes and ordinances which impose a tax. Generally, the initiative process enables California voters to enact legislation upon obtaining requisite voter approval at a general election. Proposition 218 extends the authority stated in Rossi v. Brown by expanding the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power.

The initiative power granted under Article XIIIC of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

Article XIIID of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined to mean any levy or charge upon real property for a special benefit conferred upon the real property.

Article XIIID of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. This aspect of Proposition 218, section 4 of Article XIIID, was found not to constitute an unlawful referendum pursuant to
Article II, section 9 of the California Constitution. The court held that these "balloting procedures" were constitutional. Consolidated Fire Protection Dist., supra, at 225-26. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

DWS New York Tax-Free Income Fund


The following section provides only a summary of the complex factors affecting the financial situation in New York State (as used in this section, the "State") and is not intended to be a complete description. It is primarily derived from the Annual Information Statement of the State of New York and updates and supplements thereto (collectively, the "AIS") that were available prior to the date of this SAI. The accuracy and completeness of the information contained in the AIS have not been independently verified. The information provided below is subject to change without notice, and the inclusion of such information herein shall not under any circumstances create any implication that there has been no change in the affairs of the State since the date hereof.

Financial Disclosure for the State of New York

The State of New York's most recently completed fiscal year began on April 1, 2007 and ended on March 31, 2008. The State enacted the budget for the fiscal year, which began on April 1, 2008 and ends on March 31, 2009, on April 9, 2008 (the "Enacted Budget"). The disclosure below is based on the Annual Information Statement of the State ("AIS") which was released on May 12, 2008 and updates released on August 6, 2008 and October 28, 2008. The AIS is prepared by the Department of Budget ("DOB") and is available at: www.budget.state.ny.us. The State's audited financial statements for the fiscal year ended March 31, 2008 were released on July 25, 2008. The audited financial statements are prepared by the Office of the State Comptroller ("OSC") and are available at: www.osc.state.ny.us.

Special Considerations

Many complex political, social, and economic forces influence the State's economy and finances. Such forces may affect the State Financial Plan unpredictably from fiscal year to fiscal year. For example, the Financial Plan is necessarily based on forecasts of national and State economic activity. Economic forecasts have frequently failed to accurately predict the timing and magnitude of specific and cyclical changes to the national and State economies. The Financial Plan also relies on estimates and assumptions concerning Federal aid, law changes, and audit activity. In any year, the Financial Plan is subject to risks that, if they were to materialize, could affect operating results. The most significant current risks include the following:

o Further under-performance of the national and State economies that can affect State revenues and increase the demand for means-tested programs such as Medicaid and welfare;

o The potential cost of collective bargaining agreements with the union representing uniformed officers, the union representing graduate students, and salary increases for Judges (and possibly other elected officials) in 2008-09 and beyond;

o Potential Federal disallowances arising from audits related to Medicaid claims under the School Supportive Health Services program;

o        Proposed Federal rule changes concerning Medicaid payments; and

o Litigation against the State, including potential challenges to the constitutionality of certain tax actions authorized in the budget.

The following are key revenue risks for the State:

o A significant downside risk remains with respect to the fallout from the financial sector meltdown. The cascade into other sectors of the economy could reduce employment, wages, and related withholding and estimated tax revenues more than expected.

o Real estate markets could deteriorate more rapidly than expected due to the continued credit crunch and Wall Street retrenchment, which could have a significant negative impact on capital gains realizations.

o Actions taken by the Federal government to alleviate the faltering banking industry and credit markets could be less effective than intended, and take longer to achieve their desired objectives.

o        Taxable sales could be driven down by weaker economic conditions.

o Lower-than-expected business tax collections could reflect greater overall weakness of the New York State economy, in particular in the financial services industry, than was earlier forecasted.

In addition, the forecast contains specific transaction risks and other uncertainties, including, but not limited to: the sale of development rights for a Video Lottery Terminal ("VLT") facility at the Aqueduct racetrack; the enforcement of certain tax regulations on Native American reservations; the conversion of certain not-for-profit health insurance companies to for-profit status, and the achievement of cost-saving measures, including, but not limited to, Fiscal Management Plan ("FMP") savings, at the levels projected.

Recent market volatility and the decline in the market value of many stocks have negatively impacted the assets held for the New York State and Local Retirement Systems. The Comptroller has estimated that the value of the Systems' assets has declined approximately 20 percent since April 1, 2008. These factors and/or any future downturns in financial markets may result in an increase in the amount of the contributions required to be made by employers for fiscal years after fiscal year 2010.

Risks of Financial Plan Forecast. The Financial Plan forecast is subject to many complex economic, social, and political risks and uncertainties, many of which are outside the ability of the State to control. These include, but are not limited to, the performance of the national and State economies; the impact of continuing write-downs and other costs affecting the profitability of the financial services sector, and the concomitant effect on bonus income and capital gains realizations; litigation against the State, including potential challenges to the constitutionality of certain tax actions authorized in the Enacted Budget; and actions taken by the Federal government, including audits, disallowances, and changes in aid levels. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Financial Plan in the current year.

Economic Outlook

Global Financial Crisis. A wave of unprecedented financial sector shocks occurred in September and October 2008, transforming an economic downturn that began last year into a global financial crisis. Trust among institutions and investors evaporated. The credit markets seized up, with banks refusing to lend to one another. Wall Street's large independent investment banks disappeared altogether, with Bank of America agreeing to purchase Merrill Lynch, Lehman Brothers filing for bankruptcy protection, and Goldman Sachs and Morgan Stanley applying to become bank holding companies (Bear Stearns had been taken over by JP-Morgan Chase earlier in the year). Market indexes plummeted, an acceleration of a downward trend that began last year. Investors fled to safe assets. The Federal government intervened in the financial system on a scale not seen since the Great Depression, nationalizing the twin mortgage giants, Fannie Mae and Freddie Mac, taking over American International Group, Inc. ("AIG"), the world's largest insurance company, authorizing a $700 billion financial rescue program, the Troubled Asset Relief Program, to purchase mortgage-related securities from financial institutions, and guaranteeing trillions of dollars of deposits in money market funds. Abroad, governments were compelled to take dramatic steps of their own to try to contain the crisis, including intervening to stabilize their own banking systems. A long period marked by growing financial leverage, increased risk-taking, falling credit standards, and excessive deregulation appears to have come to an end.

US Economic Forecast. Although it was evident in July that the U.S. economy was in or approaching a recession, it was less apparent that the ongoing credit crisis would became a full blown credit freeze that would result in a wholesale alteration of the entire landscape of Wall Street. Since July we have seen the largest bank failure in history, the bankruptcy of one major investment bank, the wholesale Federal takeover of Fannie Mae and Freddie Mac and the bailout of a large insurer, a Federal program to shore up the entire sector worth up to $700 billion, and, finally, a global effort to induce banks to start lending to each other more freely. Indeed, by mid-October, credit market conditions were at their tightest since the Great Depression, signaling a much longer downturn in the real economy than anticipated in July and longer than the last two relatively short-lived recessions. Real gross domestic product ("GDP") is now projected to decline for three consecutive quarters, starting in the third quarter of 2008, not seen since the recession of the mid-1970s. The U.S. economy, as measured by growth in real GDP, is now projected to contract by 0.1 percent in 2009, following growth of 1.4 percent in 2008.

Since July, labor market conditions have also deteriorated, with the unemployment rate exceeding 6 percent in August and September. September's 159,000 employment drop represented a substantial acceleration in the labor market's rate of decline. Job losses are now expected to become more severe going forward, further weakening income growth and putting more downward pressure on consumer spending. Home prices also continue to fall and equity markets are about 40 percent below their most recent October 2007 peaks, generating a reverse wealth effect. As a result, the recent declines in inflation-adjusted consumer spending are expected to continue. Real household spending for the third quarter is now estimated to have fallen about 2 percent, representing the first such decline since the fourth quarter of 1991, and compares with growth projected in July of 1.7 percent. Real consumption is also projected to fall for three consecutive quarters, an occurrence not yet seen during the postwar period and dramatically distinguishing the current period from the recession of 2001.

Though there have been signs that global efforts to restore confidence in the banking system may be working, their impact on the real economy may not become visible for some time. Changes in monetary conditions are generally believed to affect the economy with a lag of 9 to 18 months. As a result, DOB projects relatively weak growth in both real household consumption and private sector investment through the end of 2009, and substantially weaker growth than projected in July. Business investment is now expected to contract for four consecutive quarters starting in fourth quarter 2008. Greater cutbacks by private sector businesses also imply a weaker labor market than previously anticipated. An acceleration in the pace of job losses is expected to result in a peak-to trough loss of 1.7 million jobs nationally. The U.S. unemployment rate is now expected to average 6.7 percent in 2009, following 5.7 percent in 2008.

In addition, the international economy is also expected to grow more slowly than anticipated earlier, implying slower export growth over the coming 18 months. Real U.S. export growth is expected to fall below 1 percent during the first two quarters of 2009. This softening will also have a negative impact on business sector profits and spending. A steeper decline in corporate profits is now estimated for 2008, and the increase that was projected in July for 2009 has been revised down to a substantial decrease.

A more negative outlook for both the domestic and international real economies has had a striking effect on commodity prices. The price of oil is now hovering close to $75 per barrel after peaking near $150 in mid-July, while gas prices have also moderated in recent weeks. These developments should help to keep inflationary expectations anchored and give the Federal Reserve a freer hand in using monetary policy to loosen tight credit markets. Consequently, DOB has revised projected inflation, as measured by growth in the consumer price index ("CPI"), to 2.3 percent for 2009, following 4.4 percent for 2008. DOB now expects the central bank to lower its short-term interest rate target one more time at the end of October and then hold steady through early 2009.

There is considerable risk to the DOB outlook for the national economy. As indicated above, household spending is under pressure from several sources. Consequently, should either the labor market, equity market, or housing market prove to be weaker than projected, greater declines in real consumer spending could ensue, implying a longer and deeper recession than reflected in the current forecast. In addition, if the recent downward trend in energy prices should reverse course, real spending growth could fall further below expectations. A weaker global economy could also depress economic growth more than projected, while the failure of yet another major financial institution could unwind the progress that has been made in the defrosting of credit markets, deepening the current downturn. Alternatively, if a future government stimulus package should successfully induce consumers to spend more, economic growth could be stronger than expected. In addition, if credit markets should thaw more quickly than anticipated, or housing and equity markets recover more quickly than projected, economic activity may also exceed expectations. Finally, if energy prices should fall even more than expected, effectively increasing real household income, consumer spending could spur a quicker economic recovery than projected.

New York Forecast. The financial market terrain now looks very different than it looked earlier in the year. Indeed, the investment banking industry as we knew it before September 2008, no longer exists. The prime brokerage industry has been permanently altered with the wholesale disappearance of two investments banks, the purchase of two prime brokers by large commercial banks, and the remaining two large brokers reorganizing as bank holding companies. The resulting consolidation is likely to have grave implications for industry employment, particularly in New York City. Layoffs from the State's financial services sector are now expected to total approximately 45,000 as strained financial institutions seek to cut costs and newly merged banks seek to reduce duplication of services. These projected losses compare to the loss of about 30,000 jobs following September 11th.

But the current downturn in the State economy will hardly be restricted to Wall Street. The State's downturn is now expected to be much more broad-based, with private sector job losses surpassing 160,000 and declines anticipated for all major industrial sectors except for health and education. The loss of manufacturing jobs is expected to accelerate going forward, particularly in light of weakening auto sales. The State's real estate market will continue to weaken in 2009, with office vacancy rates expected to rise due to falling employment, tight credit market conditions, and new construction coming online. In addition, a weak global economy is expected to negatively impact the State's tourism industry, with the leisure and hospitality industry in New York City already beginning to see evidence of a slowdown. State employment is now expected to fall 1.5 percent for 2009, with private sector jobs projected to fall 1.7 percent, following growth of 0.2 percent for both total and private for 2008.

The events of the past year have been devastating for the State's finance sector. Equity market prices, as measured by the S&P 500, have fallen about 40 percent since their October 2007 peak. In the wake of the high-tech bust in 2000, we experienced a decline of a similar magnitude but over a longer two-year period. The quantity of assets written down by the nine largest banks since July 2007 now exceeds the entire volume of profits of $305 billion earned during the boom period from early 2004 until the middle of 2007. Moreover, the industry's main revenue drivers remain weak. There were no U.S. initial public offerings in the 10 weeks beginning in the middle of August, the longest such period on record. With Wall Street's largest prime brokers now reorganized as banks, the implications for future profits and compensation could also be dimmer. Commercial banks are more aggressively regulated by the Federal government than investment banks, implying stricter limits on the degree of leveraging these firms can now pursue. This, in turn, may imply new constraints on the amount of profits these firms can earn, and therefore the size of bonus and wage payouts.

DOB now estimates that finance and insurance sector bonuses will fall 42.7 percent for the 2008-09 bonus season and another 20.7 percent for 2009-10, representing larger declines than were seen in the aftermath of September 11. Declining employment and bonuses have negative implications for overall income growth as well. New York State wages are now projected to fall 2.1 percent for 2009, following growth of 1.5 percent for 2008. Growth in total New York personal income for 2009 has been revised down to a decline of 1.0 percent, following growth of 2.7 percent for 2008.

All of the risks to the forecast for the national economy apply to the State forecast as well, although equity market volatility and the current level of uncertainty surrounding global credit markets pose a particularly large degree of uncertainty for New York. If the current financial market crisis is sufficiently prolonged, the impact on State income and employment could be even more severe. Similarly, a prolonged global slowdown could result in larger declines in tourism and put additional pressure on the real estate market, particularly in New York City. In contrast, a quicker recovery of the national and global economies would imply a shorter downturn for New York.

Economic Impact Is Expected To Be Severe. In DOB's view, the economic damage from the global financial crisis, even if it has been successfully contained, which is by no means certain, will be severe and long-lasting. At the national level, the U.S. economy is expected to contract by 0.1 percent in 2009, following growth of 1.4 percent in 2008. GDP is expected to decline for three consecutive quarters, starting in the third quarter of 2008, a performance not seen since the recession of the mid-1970s. Relatively weak growth in both real household consumption and private sector investment is expected through the end of 2009, and is substantially weaker than the performance projected in the First Quarterly Update. The pace of job losses is likely to accelerate, with the U.S. unemployment rate estimated to average 6.7 percent in 2009, following 5.7 percent in 2008.

In New York, the impact of the crisis is expected to have grave consequences for the State's financial services sector, one of the principal sources of State tax revenues. Layoffs in this sector alone are now expected to total approximately 45,000 positions as strained financial institutions seek to cut costs and newly merged banks seek to reduce duplication of services. This compares to a loss of approximately 30,000 jobs in the months following the September 11, 2001 terrorist attacks. DOB now estimates that finance and insurance sector bonuses will fall 43 percent for the 2008-09 bonus season and another 21 percent for 2009-10, representing larger declines than were seen in the aftermath of September 11th. Declining employment and bonuses will have negative implications for overall income growth as well. New York State wages are now projected to fall 1.8 percent in fiscal year 2008-09, which translates into a $9.2 billion reduction in the wage base. Growth in total New York personal income for 2009 has been revised down to a decline of 1.0 percent, following growth of 2.7 percent for 2008.

But the damage is not limited to Wall Street. Statewide, DOB is forecasting private sector job losses surpassing 160,000, with declines anticipated for all major industrial sectors except health care and education. Statewide employment is now expected to fall 1.5 percent for 2009, with private sector jobs projected to decline 1.7 percent, following growth of 0.2 percent for both total and private employment for 2008.

Financial Plan Impact. The State's financial position is expected to be severely affected by the global financial crisis. In the current year, DOB now projects a General Fund budget gap of $1.5 billion, which it expects to be addressed through legislative or administrative measures, or both. General Fund tax receipts have been revised downward by $1.7 billion from the estimate in the First Quarterly Update. In addition, adverse market conditions have disrupted plans to convert GHI/HIP to a for-profit company and to sell certain surplus State properties, reducing expected resources by another $384 million in the current year. These costs are expected to be offset in part by $427 million in savings measures to improve the State's operating margins that were approved by the Governor and Legislature in August 2008, $120 million in additional revenue expected from the sale of development rights at Aqueduct Racetrack, and $26 million in other savings based on a review of updated information.

The projected budget gaps for 2009-10 and future years have also increased substantially, primarily reflecting the expected impact of recent economic events on State tax receipts. DOB now projects a General Fund budget gap of $12.5 billion in 2009-10, an increase of $6.2 billion from the First Quarterly Update. The estimate for General Fund tax receipts has been reduced by $5.8 billion, as the impact of the financial services sector contraction and broader downturn is felt in the State's tax base. The increase in the 2009-10 budget gap also reflects the inclusion of a reserve for potential labor settlements ($400 million) with State employee unions that have not agreed to new contracts in the current round of bargaining.

Financial Plan Reserves and Risks:

Labor Contracts/Salary Increases. The State has reached labor settlements with four labor unions, and extended comparable changes in pay and benefits to Management/Confidential ("M/C") employees. The unions representing uniformed officers, the union representing graduate students, and City University of New York ("CUNY") employees have not reached settlements at this time. DOB estimates that if all remaining unsettled unions were to agree to the same terms that have been ratified, it would result in added costs of $200 million in 2008-09, $185 million in 2009-10, and $264 million in both 2010-11 and 2011-12.

School Supportive Health Services. The Office of the Inspector General ("OIG") of the United States Department of Health and Human Services conducted six audits of aspects of New York State's School Supportive Health Services program with regard to Medicaid reimbursement. The audits cover $1.4 billion in claims submitted between 1990 and 2001. To date, OIG has issued four final audit reports, which cover claims submitted by upstate and New York City school districts for speech pathology and transportation services. The final audits recommend that the Centers for Medicare and Medicaid Services ("CMS") disallow $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, $436 million of the $551 million in claims submitted for New York City speech pathology services, and $96 million of the $123 million for New York City transportation services. New York State disagrees with the audit findings on several grounds and has requested that they be withdrawn. If the recommended disallowances are not withdrawn, the State expects to appeal.

While CMS has not taken any action with regard to the disallowances recommended by OIG, CMS is deferring 25 percent of New York City claims and 9.7 percent of claims submitted by the rest of the State, pending completion of the audits.

Proposed Federal Rule on Medicaid Funding. On May 25, 2007, CMS issued a final rule that, if implemented, would significantly curtail Federal Medicaid funding to public hospitals (including New York City's Health and Hospital Corporation ("HHC")) and institutions and programs operated by the State. It is estimated the rule could result in the loss of $350 million annually in Federal funds for HHC and potentially larger losses in aid for the State Mental Hygiene System. On May 23, 2007, CMS issued another proposed rule that would eliminate Medicaid funding for graduate medical education ("GME"). The proposed rule clarifies that costs and payments associated with GME programs are not expenditures of Medicaid for which Federal reimbursement is available. This rule could result in a Financial Plan impact of up to $600 million since the State would be legally obligated to pay the lost non-Federal share. Congress passed a one-year moratorium barring implementation of these proposed rule changes. The moratorium expired on May 29, 2008.

CMS has proposed other regulations that could pose a risk to the State's Financial Plan beyond those addressed by the moratorium. On February 22, 2008, CMS issued a change to the rules that regulate State taxation of healthcare entities, effective April 22, 2008. The rule affords CMS flexibility in identifying a "linkage" between provider taxes and Medicaid payments rendering the tax invalid. The State currently uses a substantial amount of provider tax receipts to finance various healthcare programs that serve the State's most vulnerable populations. While the State strongly believes that its imposed taxes are in full compliance, the vagueness of the new rules provides no assurance that these funding streams are adequately protected.

CMS has also issued a rule regarding targeted case management which clarifies the definition of covered services. The final rule was issued on December 4, 2007 and made effective March 3, 2008. The State is currently in the process of litigating this issue and has requested a one-year implementation extension.

Further, CMS proposes to restrict Medicaid reimbursement for hospital outpatient services and restrict coverage to rehabilitative services, which could pose a risk to the Financial Plan and result in hundreds of millions of dollars in reduced Federal-share funding. However, the State argues that the proposed regulation regarding outpatient services is in direct violation of the current moratorium.

On all of these rules, the State is actively lobbying the Federal government to be held harmless, either through an extension/modification of the current moratorium or through other administrative or statutory means.

Variable Rate Debt. In recent months, the market for municipal auction rate securities and certain variable rate demand bonds has been disrupted by, among other things, credit rating downgrades to certain municipal bond insurers, investor concerns over liquidity and the level of participation of investment banks in the operation of the market. The disruption has not had a material impact on State debt service costs. The State is substantially reducing its exposure to auction rate securities and to variable-rate demand bonds that carry insurance from bond insurers that have been subject to credit rating downgrades. DOB expects the adjustments to its variable rate portfolio will be completed by the end of the first quarter of fiscal year 2008-09.

State Economy

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. But the State economy has not been immune to the effects of the national recession, though it is likely that the State's own downturn will occur with a lag. And with credit markets representing one of the epicenters of the current economic contraction, the State economy stands to suffer a sizable impact. The volume of write-downs of bad debt related to subprime mortgage-backed assets continues to accumulate and appears to be having a more longer-lasting impact on finance and insurance sector profits. The uncertainty surrounding bank balance sheets is continuing to have a significant impact on lending activity. Consequently, key revenue generating activity within the finance sector, including high-yield debt underwriting and mergers and acquisitions, has been severely dampened.

State Budget

The Legislature adopted a budget for 2007-08 on April 9, 2008, the start of the State's fiscal year. As in past years, the Legislature enacted the entire debt service bill in mid-March. The State Constitution requires the Governor to submit an Executive Budget that is balanced on a cash basis in the General Fund -- the Fund that receives the majority of State taxes, and all income not earmarked for a particular program or activity. Since this is the fund that is statutorily required to be balanced, the focus of the State's budget discussion is often weighted toward the General Fund.

The State also reports spending and revenue activity by two other broad measures: State Funds, which includes the General Fund and funds specified for dedicated purposes, but excludes Federal Funds; and All Governmental Funds (or "All Funds"), which includes both State and Federal Funds and provides the most comprehensive view of the financial operations of the State. In recent years, the State has financed 35-38 percent of its operations outside of the General Fund. Historically, the State has financed an increasing share of its operations outside of the General Fund. Major programmatic changes that have increased activity outside the General Fund include the financing of certain Medicaid and other health care costs under the Health Care Reform Act ("HCRA") and the creation of the school tax relief fund ("STAR") real estate tax program that is funded by directing personal income tax receipts to a special revenue fund. The State has also seen growth in the portion of transportation-related revenues transferred from the General Fund to two dedicated funds in the special revenue and capital projects fund types to support the capital programs for transportation.

The State Financial Plan sets forth projections of State receipts and disbursements in the governmental fund types for each fiscal year and is prepared by the Director of the DOB, based initially upon the recommendations contained in the Executive Budget. After the budget is enacted, the State Financial Plan is adjusted to reflect revenue measures, appropriation bills and certain related bills enacted by the Legislature. It serves as the basis for the administration of the State's finances by the DOB.

Fiscal Year 2008-09 Enacted Budget - Cash-Basis Financial Plan Overview

General Fund spending, including transfers to other funds, is projected to total $56.1 billion in 2008-09, an increase of $2.7 billion over 2007-08 actual results. The General Fund must, by law, end the year in balance on a cash basis. State Operating Funds spending, which includes the General Fund, State-financed special revenue funds, and debt service, is projected to increase by $3.3 billion and total $80.3 billion in 2008-09. All Governmental Funds spending, the broadest measure of spending that includes State Operating Funds, capital spending, and Federal grants, is projected to total $120.8 billion in 2008-09, an increase of $4.7 billion. State Operating Funds spending is projected to increase by 4.3 percent in 2008-09.

DOB projects the State will end the 2008-09 fiscal year with a General Fund balance of $1.6 billion (2.9 percent of spending). The balance consists of $1.2 billion in undesignated reserves and $381 million in reserves designated to finance existing or potential future commitments. The undesignated reserves include $1.0 billion in the State's Tax Stabilization Reserve, $175 million in the Rainy Day Reserve that may be used to respond to an economic downturn or catastrophic event, and $21 million in the Contingency Reserve Fund for litigation risks. The designated reserves include $172 million in the Community Projects Fund to finance existing "member item" initiatives, $145 million that is available to finance the cost of potential labor settlements, and $64 million that may be used in the current year for debt management purposes depending on market conditions.

DOB projects the State will end the 2008-09 fiscal year with a State Operating Funds balance of $4.3 billion. The balance consists of $1.6 billion in the General Fund, $2.4 billion in balances in numerous State Special Revenue Funds and $344 million in Debt Service Funds.

Receipts. All Funds receipts are projected to total $116.7 billion, an increase of $1.3 billion over 2007-08 results. The total comprises tax receipts ($61.3 billion), Federal grants ($36.0 billion) and miscellaneous receipts ($19.5 billion). All Funds tax receipts are projected to grow by more than $1.2 billion. All Funds Federal grants are expected to increase by more than $1.0 billion, or 3.0 percent. All Funds Miscellaneous receipts are projected to increase by approximately $444 million, or 2.3 percent. Total State Funds receipts are projected at $83.9 billion, an increase of $3.5 billion, or 4.4 percent from 2007-08 receipts. Total General Fund receipts are projected at $55.6 billion, an increase of $2.5 billion, or 4.8 percent from 2007-08 results. General Fund tax receipt growth is projected to be 5.8 percent over 2007-08 results and General Fund miscellaneous receipts are projected to increase by $47 million. In the coming months, DOB expects that the economic downturn will have a substantial negative impact on tax collections, when the impact of lower bonus payments, lower income and capital gains realizations, declining profitability, and reduced consumer spending will be felt.

Overall, receipts growth after 2008-09 is expected to be moderate at first then regain strength consistent with the U.S. and New York economic forecast.

Disbursements. State Operating Funds spending, which includes the General Fund, debt service, and other operating funds supported by assessments, tuition, HCRA resources and other non-Federal revenues, is projected to total $80.3 billion in 2008-09. All Funds spending is projected to total $121.6 billion in 2008-09.

In 2008-09, All Funds spending for local assistance is expected to total $86.3 billion, an increase of $3.2 billion over 2007-08 results. Local assistance includes payments to local governments, school districts, healthcare providers, and other local entities, as well as certain financial assistance to, or on behalf of, individuals, families, and nonprofit organizations. Local Assistance comprises 71 percent of All Funds spending, with the disbursements concentrated in State aid to medical assistance providers and public health programs and State aid to school districts, universities and tuition assistance programs.

All Funds State Operations spending (including salaries of State employees and operating costs of State agencies) is projected at $18.7 billion in 2008-09. Approximately 93 percent of the State workforce is unionized. The State workforce, which reflects full-time employees of the Executive Branch, excluding the Legislature, Judiciary, and contractual labor, is projected to total 199,400 in 2008-09, an increase of 518 full time equivalent employees over 2007-08 levels.

All Funds spending on General State Charges (primarily fringe benefits provided to State employees, tax payments to municipalities related to public lands and certain litigation against the State) is expected to total $5.4 billion in 2008-09, and comprises health insurance spending for employees ($1.7 billion) and retirees ($1.0 billion), pensions ($1.1 billion) and social security ($908 million).

All Funds debt service is projected to increase to $4.7 billion in 2008-09, of which $1.7 billion is paid from the General Fund through transfers and $3.0 billion from other State funds, primarily dedicated taxes. Growth in debt service reflects costs to support ongoing capital spending.

All Funds capital spending of $6.1 billion in 2007-08 is projected to increase to $6.8 billion in 2008-09. In fiscal year 2008-09, transportation spending, primarily for improvements and maintenance to the State's highways and bridges, continues to account for the largest share (55 percent) of this total. The balance of projected spending will support capital investments in the areas of education, mental hygiene and public protection, economic development and government oversight, parks and the environment, and health and social welfare, general government, and other areas. Most capital spending is paid from sources other than the General Fund.

GAAP-Basis Financial Plan; GASBS 45

The GAAP basis results for 2007-08 showed the State in a net positive asset condition of $47.7 billion. The net positive asset condition is before the State reflects the impact of GASBS 45 "Accounting and Financial Reporting by Employers for Post-employment Benefits."

The State used an independent actuarial consulting firm to calculate retiree health care liabilities. The analysis calculated the present value of the actuarial accrued total liability for benefits as of March 31, 2008 at $49.9 billion ($41.4 billion for the State and $8.5 billion for State University of New York ("SUNY"), using the level percentage of projected payroll approach under the Frozen Entry Age actuarial cost method. The actuarial accrued liability was calculated using a 4.155 percent annual discount rate.

2008-09 Operating Results Through June 2008

The General Fund ended June 2008 with a cash balance of $3.6 billion, or $168 million less than projected in the Enacted Budget. Through June 2008, General Fund receipts, including transfers from other funds, totaled $16.8 billion, $15 million lower than the 2008-09 Enacted Budget forecast. This variance is primarily due to higher-than-expected collections in the personal income tax, all other taxes, receipts and grants and transfers from other funds, offset by lower-than-expected collections from business taxes and user taxes and fees. General Fund disbursements through June 2008 totaled $15.9 billion, $153 million greater than projected.

Through June 2008, State Operating Funds receipts totaled $21.1 billion consistent with the Enacted forecast. Tax receipts totaled $17.4 billion, $158 million below the Enacted Budget estimate. The decrease is largely the result of lower-than-anticipated collections in business taxes, somewhat offset by higher-than-anticipated collections in the personal income tax.

Fiscal Year 2007-08 Cash-Basis Results (Unaudited)

General Fund. The State ended 2007-08 in balance. Revenues in 2007-08 were $585 million lower than the State's initial projections while spending for the year finished at $306 million lower than expectations. The result was a $279 million decrease in cash reserves. The reserves were used to finance the costs of labor settlements ($138 million), debt management actions, including defeasing certain auction rate bonds ($128 million), and to finance discretionary grants from the Community Projects Fund ($13 million).

The General Fund ended the 2007-08 fiscal year with a balance of $2.8 billion, which included dedicated balances of $1.2 billion in the State's rainy day reserve funds that can only be used for unforeseen mid-year shortfalls (after a $175 million deposit to the new Rainy Day Reserve Fund at the close of 2007-08), the Contingency Reserve Fund ($21 million), the Community Projects Fund ($340 million) and $1.2 billion in general reserves, $122 million of which DOB expects to use for debt management.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.1 billion in 2007-08, an increase of $1.7 billion from 2006-07 results. While tax receipts decreased by $273 million, transfers increased by $1.9 billion and miscellaneous receipts increased by $191 million. The decline in tax receipts was primarily attributable to a decline in business taxes and in personal income taxes.

General Fund spending, including transfers to other funds, totaled $53.4 billion in 2007-08, an increase of $1.8 billion from 2006-07. The main sources of annual growth were School Aid, Children and Family Services, and public assistance.

State Funds. The State ended the 2007-08 fiscal year with a State Operating Funds cash balance of $6.6 billion. In addition to the $2.8 billion General Fund balance, the State's special revenue funds has a closing balance of $3.5 billion and the debt service funds had a closing balance of $285 million. The fund balance in the special revenue funds largely reflects the timing of receipts and disbursements (e.g. dedicated monies received for a specified purpose prior to disbursement). The largest fund balances are dedicated to finance the operations and activities of SUNY campuses and hospitals ($838 million) and ongoing HCRA programs ($597 million). The remaining special revenue fund balances are held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflects the timing of bond sales.

All Funds. The State ended the 2007-08 fiscal year with an All Funds cash balance of $6.5 billion. Along with the $6.6 billion State Operating Funds balance described above, Federal operating funds had a closing balance of $359 million, offset by a negative capital project funds closing balance of $434 million. The fund balance in the Federal operating funds partly reflects the timing of receipts and disbursements (e.g. dedicated monies received for a specified purpose prior to disbursement). The negative balance in the capital projects fund results from outstanding loans from Short-Term Investment Pool ("STIP") used to finance capital projects costs prior to the receipt of bond proceeds.

All Funds receipts for 2007-08 totaled $115.4 billion, an increase of $3.0 billion over 2006-07 results. Moderate growth in tax collections and miscellaneous receipts were partially offset by a decline in Federal grants. All Funds disbursements for 2007-08 totaled $116.1 billion, an increase of $3.3 billion over 2006-07 results. The annual change reflects growth in School Aid, school tax relief, transportation aid and other State programs.

Fiscal Year 2007-08 GAAP-Basis Results

New York State reported net assets of $47.7 billion, comprised of $130.3 billion in total assets offset by $82.6 billion in total liabilities.

The State's net assets decreased by $1.2 billion as a result of fiscal year 2007-08 operations. The net assets for governmental activities decreased by $1.8 billion (4 percent) and net assets of business-type activities increased by $618 million (17.2 percent). The deficit in unrestricted governmental net assets, which increased by nearly $1.1 billion in 2008, exists primarily because the State has issued debt for purposes not resulting in a capital asset related to State governmental activities. This deficit in unrestricted net assets of governmental activities can be expected to continue for as long as the State continues to have obligations outstanding for purposes other than the acquisition of State governmental capital assets. The increase in net assets for business-type activities was caused primarily by a net restatement of beginning net assets, certain SUNY and CUNY Senior College operating revenues and State support exceeding operating expenses, Lottery revenues exceeding expenses, including education aid transfers, and employer contributions exceeding unemployment benefit payments for the Unemployment Insurance Fund.

The State's governmental activities had total revenues of $113.5 billion which exceeded its total expenses of $113.4 billion. The total cost of all the State's programs, which includes $17.9 billion in business-type activities, was $131.2 billion. The General Fund reported an operating surplus in fiscal year 2007-08 of $1.6 billion which increased the accumulated fund balance to $4 billion. The increase of the fund balance is due primarily to an increase in tax revenues as a result of an increase in personal income tax revenues.

Total debt outstanding at year-end was $50.6 billion, comprised of $41.8 billion in governmental activities and $8.8 billion in business-type activities.

Investment of State Money

The Comptroller is responsible for the investment of substantially all State moneys. By law, such moneys may be invested only in obligations issued or guaranteed by the Federal government or the State, obligations of certain Federal agencies that are not guaranteed by the Federal government, certain general obligations of other states, direct obligations of the State's municipalities and obligations of certain public authorities, certain short-term corporate obligations, certain bankers' acceptances, and certificates of deposit secured by legally qualified governmental securities. All securities in which the State invests moneys held by funds administered within the State Treasury must mature within twelve years of the date they are purchased.

Debt and Other Financing Activities

State-related debt consists of State-supported debt, where the State, subject to an appropriation, is directly responsible for paying debt service, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. State-supported debt is a subset of State-related debt. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease purchase and contractual obligations of public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature.

The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

General Obligation Bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake a long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

General obligation debt is currently authorized for transportation, environment and housing purposes. As of March 1, 2008, the total amount of general obligation debt outstanding was $3.2 billion. The Enacted Capital Plan projects that approximately $457 million in general obligation bonds will be issued in 2008-09.

State-Supported Debt. Lease-purchase and contractual-obligation financings involve obligations of certain public authorities or municipalities where debt service is payable by the State, but which are not general obligations of the State. Debt service payable to these public authorities from State appropriations for such lease-purchase and contractual obligation financings may be paid from general resources of the State or from dedicated tax and other sources (e.g., State personal income taxes, motor vehicle and motor fuel related-taxes, dormitory facility rentals, and patient charges). Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.

The State expects to continue to use lease-purchase and contractual-obligation financing arrangements to finance its capital programs, and expects to finance many of these capital programs with State Personal Income Tax (or "PIT") Revenue Bonds. The Enacted Capital Plan projects that $4.0 billion of State PIT Revenue Bonds, $119 million of SUNY Dormitory Facilities Revenue Bonds, and $814 million of Mental Health Facilities Improvement Revenue Bonds will be issued in 2008-09. The Enacted Capital Plan also projects the issuance of $601 million of Dedicated Highway and Bridge Trust Fund Bonds in 2008-09.

New York Local Government Assistance Corporation ("LGAC"). In 1990, as part of a State fiscal reform program to eliminate the need for continued short-term seasonal borrowing, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to the first 1 percent of the State sales and use tax to pay debt service on these bonds. As of June 1995, LGAC had issued State-supported bonds and notes to provide net proceeds of $4.7 billion, completing the program. The issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing.

Personal Income Tax Revenue Bonds. Legislation enacted in 2001 provided for the issuance of bonds by certain public authorities the debt service on which would be paid from personal income tax receipts pursuant to contractual obligations with the State. The legislation provides that 25 percent of State PIT receipts, excluding refunds owed to taxpayers, be deposited to the Revenue Bond Tax Fund for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. As of March 31, 2008, approximately $10.8 billion of State PIT Revenue Bonds were outstanding. The 2008-09 Enacted Budget projects that $4.0 billion of State PIT Revenue Bonds will be issued in 2008-09.

Contingent-Contractual Obligation. The State may also enter into statutorily authorized contingent contractual-obligation financings under which the State may enter into service contracts obligating it to pay debt service on bonds, subject to annual appropriation, in the event there are shortfalls in revenues from other non-State resources pledged or otherwise available, to pay the debt service on the bonds. The State has never been required to make any payments, and does not expect to make payments, under this type of financing arrangement in the 2008-09 fiscal year.

Secured Hospital Program. Pursuant to legislation enacted in 1985, the State entered into service contracts establishing a contingent contractual-obligation whereby the State agreed to pay debt service, subject to annual appropriations, on bonds issued by certain public authorities, in the event that payments made by certain financially distressed not-for-profit hospitals under loan agreements with such public authorities and amounts available in reserve funds for such bonds are not sufficient to make such debt service payments. As of March 31, 2008, there were nine secured hospital borrowers and a total of $713 million in bonds outstanding with annual debt service payments of $65.2 million due during State fiscal year 2008-09. The State has never been required to make any payments pursuant to the service contracts.

Tobacco Settlement Financing Corporation. Legislation enacted in 2003 authorized the State to securitize all of its tobacco settlement payments to the Tobacco Settlement Financing Corporation ("TSFC", a corporation created under the legislation that is a subsidiary of the Municipal Bond Bank Agency) through an asset-backed securitization transaction. The legislation authorized the State to enter into contingency contracts obligating the State to pay debt service, subject to annual appropriations, on the TSFC bonds in the event that tobacco receipts and bond reserves are insufficient. As of March 31, 2008, approximately $3.870 billion in TSFC bonds were outstanding.

Moral Obligation Financing. Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2008-09 fiscal year.

State-Guaranteed Financings. Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. Payments of debt service on State-guaranteed bonds and notes are legally enforceable obligations of the State. The only current authorization provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Job Development Authority ("JDA"). As of March 31, 2008, JDA had approximately $37.4 million of bonds outstanding. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 2008-09 fiscal year.

Limitations on Debt -- Debt Reform Act of 2000. Chapter 59 of the Laws of 2000 enacted the Debt Reform Act. The Debt Reform Act imposes phased-in caps on State-supported debt outstanding and debt service costs for such debt issued after April 2000, limits the use of such debt to capital works and purposes only, and establishes a maximum term of 30 years on such debt. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and will gradually increase until it is fully phased-in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-01 and will gradually increase until it is fully phased in at 5 percent in 2013-14.

The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations.

On October 30, 2007, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2007 at
2.10 percent of personal income and debt service on such debt at 1.27 percent of total governmental receipts, compared to the caps of 2.98 percent for each. DOB projects that debt outstanding and debt service costs for 2008-09 and the entire five-year forecast period through 2012-13 will also be within the statutory caps, although with declining debt capacity.

Interest Rate Exchange Agreements and Net Variable Rate Obligations. Chapter 81 of the Laws of 2002, as amended, authorized issuers of State-supported debt to issue debt instruments which result in a net variable rate exposure (e.g., both variable rate debt and interest rate exchange agreements) equal to no more than 20 percent of total outstanding State-supported debt and to execute interest rate exchange agreements up to a total notional amount of no more than 20 percent of total outstanding State-supported debt. As of March 31, 2008, State-supported debt in the amount of $44.5 billion was outstanding, resulting in a variable rate exposure cap and an interest rate exchange agreement cap of about $8.9 billion each. As of March 31, 2008, both the amount of outstanding variable rate debt instruments and interest rate exchange agreements are less than the authorized totals of 20 percent of total outstanding State-supported debt, and are projected to be below the caps for the entire forecast period through 2011-12

Interest Rate Exchange Agreements. As of March 31, 2008 five issuers have entered into a notional amount of $5.86 billion of interest rate exchange agreements with nine different counterparties that result in fixed rates and are subject to the interest rate exchange agreement cap, or 13.2 percent of total debt outstanding. As of March 31, 2008, the net mark-to-market value of all these outstanding swaps (the aggregate termination amount) was approximately $312 million - the total amount the State would receive from the collective authorized issuers for payments from the counterparties should all the swaps be terminated.

The State has also entered into approximately $861 million in swaps to create synthetic variable rate exposure, including $168 million of synthetic variable rate obligations and $693 million of forward starting synthetic variable rate obligations. As of March 31, 2008, the net mark-to-market value of the State's synthetic variable rate swaps is $20 million - the total amount the State would receive from the collective authorized issuers should all swaps be terminated. These swaps do not count against the interest rate exchange agreement cap but do count towards the variable rate debt instruments cap.

Net Variable Rate Obligations. As of March 31, 2008 the State had about $1.8 billion of outstanding variable rate debt instruments that are subject to the net variable rate exposure cap or 4.1 percent of total debt outstanding. That amount includes $1.6 billion of unhedged variable rate obligations and $168 million of synthetic variable rate obligations described above.

State Retirement Systems

General. The New York State and Local Retirement Systems (the "Systems") provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees' Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 33 percent of the membership during the 2007-08 fiscal year. There were 3,020 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

As of March 31, 2008, 667,321 persons were members and 358,109 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Current members enrolled in a non-contributory plan cannot be required to begin making contributions. Current members covered by a contributory plan cannot be required to make contributions beyond what is presently required by State law.

Recent market volatility and the recent decline in the market value of many equity investments have negatively impacted the assets held for the Systems. These or future downturns in financial markets will not affect the State's contribution to the Systems for fiscal year 2009 (which was based on the value of the assets as of April 1, 2007 and has already been paid) or the estimated contribution to the Systems for fiscal year 2010 (which is based on the value of the pension fund and its liabilities as of April 1, 2008). However, such downturns may result in an increase in the amount of the contributions required to be made for fiscal years after fiscal year 2010. The amount of such increases would depend, in part, on the value of the pension fund as of each April 1 as well on the present value of the anticipated benefits to be paid by the pension fund as of each April 1, and, therefore, it is not possible to estimate the amount of any contribution for the period after fiscal year 2010.

Contributions. The State paid, in full, its employer contributions for the fiscal year ending March 31, 2009. Payments totaled $1.06 billion. This amount included the Judiciary bill and the amortization payments for the 2005 and 2006 bills.

Assets and Liabilities. Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. OSC reports that the net assets available for benefits as of March 31, 2008 were $155.8 billion (including $2.9 billion in receivables), a decrease of $0.8 billion or 0.5 percent from the 2006-07 level of $156.6 billion, reflecting, in large part, equity market performance. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries increased from $163.1 billion on April 1, 2007 to $170.5 billion (including $66.1 billion for current retirees and beneficiaries) on April 1, 2008. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from net assets on April 1, 2008 in that amortized cost was used instead of market value for bonds and mortgages and the non-fixed investments utilized a smoothing method which recognized 20 percent of unexpected gain for the 2008 fiscal year, 40 percent of the unexpected gain for the 2007 fiscal year and 60 percent of the unexpected gain for the 2006 fiscal year. Actuarial assets increased from $142.6 billion on April 1, 2007 to $151.8 billion on April 1, 2008. The funded ratio, as of April 1, 2008, using the entry age normal funding method, was 107 percent.

Authorities and Localities

Authorities. Public authorities are created pursuant to State law, are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 2007, 19 public authorities had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these public authorities was approximately $134 billion, only a portion of which constitutes State-supported or State-related debt.

The City of New York. The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. The official financial disclosure of The City of New York and the financing entities issuing debt on its behalf is available by contacting City Director of Investor Relations, (212) 788-5875 or contacting the City Office of Management and Budget, 75 Park Place, 6th Floor, New York, NY 10007. The AIS states that the State assumes no liability or responsibility for any financial information reported by The City of New York.

Other Localities. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and 2007, the State Legislature authorized 14 bond issuances to finance local government operating deficits. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2008-09 fiscal year or thereafter.

To help resolve persistent fiscal difficulties in the City of Buffalo, the State enacted legislation in July 2003 that created the Buffalo Fiscal Stability Authority ("BFSA"). To address a deteriorating fiscal situation in Erie County, legislation was enacted in July 2005 that created the Erie County Fiscal Stability Authority ("ECFSA"). Under these statutes, the City and the County are required to take annual budgetary actions necessary to address increasing percentages of their projected budget gaps and the BFSA as well as the ECFSA are authorized to finance remaining budget gaps through the issuance of deficit bonds and through restructuring or refinancing of outstanding debt. Tax revenues generated by the City and the Buffalo City School District as well as State aid payments are pledged to support any bonds issued by the BFSA. Similarly, the County's sales tax revenues and certain statutorily defined State aid payments are pledged as revenue to support any bonds issued by ECFSA.

The BFSA has instituted a control period for Buffalo since 2003. In 2006, the ECFSA instituted a control period for the county after rejecting its fiscal 2007 budget and financial plan for fiscal years 2007 through 2010. The implementation of a control period grants BFSA and ECFSA significant authority over the financial operations of the county including: the power to approve or reject contracts, settlements, and borrowings in excess of $50,000; to determine expenditure limits for proposed county budgets; and to implement a wage or hiring freeze.

Litigation

General. The legal proceedings described below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million.

Real Property Claims. In Oneida Indian Nation of New York v. State of New York, the alleged successors-in-interest to the historic Oneida Indian Nation seek a declaration that they hold a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place beginning in 1795 and ending in 1846, and ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area. This case remained dormant while the Oneidas pursued an earlier action which sought limited relief relating to a single 1795 transaction and the parties engaged in intermittent, but unsuccessful, efforts to reach a settlement. In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant, and to certify a class made up of all individuals who currently purport to hold title within the affected 250,000 acre area. On September 25, 2000, the District Court granted the motion to amend the complaint to the extent that it sought to add the State as a defendant and to assert money damages with respect to the 250,000 acres and denied the motion to certify a class of individual landowners and to seek the remedy of ejectment.

In a decision dated March 29, 2002, the District Court granted, in part, plaintiffs' motion to strike the State's defenses and counterclaims. The District Court also denied the State's motion to dismiss for failure to join indispensable parties.

Further efforts at settlement of this action failed to reach a successful outcome. While such discussions were underway, two significant decisions were rendered by the Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill
v. Oneida Indian Nation of New York, 544 U.S. 197 (2005), and Cayuga Indian Nation of New York v. Pataki, 413 F.3d 266 (2d Cir. 2005), cert. denied, 126 S.Ct. 2021, 2022 (2006). Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims. These decisions prompted the District Court to reassess its 2002 decision, which in part had struck such defenses, and to permit the filing of a motion for summary judgment predicated on the Sherrill and Cayuga holdings. On August 11, 2006, the defendants moved for summary judgment dismissing the action, based on the defenses of laches, acquiescence, and impossibility. By order dated May 21, 2007, the District Court dismissed plaintiffs' claims to the extent that they asserted a possessory interest, but permitted plaintiffs to pursue a claim seeking the difference between the amount paid and the fair market value of the lands at the time of the transaction. The District Court certified the May 21, 2007 order for interlocutory appeal and, on July 13, 2007, the Second Circuit granted motions by both sides seeking leave to pursue interlocutory appeals of that order. The appeal and cross-appeals have been fully briefed before the Second Circuit, and it is anticipated that the matter will be argued in the fall of 2008.

Other Indian land claims include Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., and The Onondaga Nation v. The State of New York, et al. both in the United States District Court for the Northern District of New York

In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants' answers. By decision dated October 20, 2003, the District Court denied the State's motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution. On February 10, 2006, after renewed efforts at settlement failed to resolve this action, and recognizing the potential significance of the Sherrill and Cayuga appeals, the District Court stayed all further proceedings in this case until 45 days after the United States Supreme Court issued a final decision in the Cayuga Indian Nation of New York case. On November 6, 2006, after certiorari was denied in Cayuga, the defendants moved for judgment on the pleadings. The motion is now fully briefed and awaiting decision.

In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or "Six Nations Iroquois Confederacy," and that conveyances of portions of that land pursuant to treaties during the period 1788 to 1822 are null and void. The "aboriginal territory" described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. On August 15, 2006, based on Sherrill and Cayuga, the defendants moved for an order dismissing this action, based on laches. The motion is now fully briefed and awaiting decision.

Cayuga Indian Nation of New York, et al. v Pataki, et al., involved approximately 64,000 acres in Seneca and Cayuga Counties surrounding the northern portion of Cayuga Lake that the historic Cayuga Nation sold to the State in 1795 and 1807 in alleged violation of the Nonintercourse Act ("NIA") (first enacted in 1790 and now codified at 25 U.S.C. ss. 177) because the transactions were not held under federal supervision, and were not formally ratified by the United States Senate and proclaimed by the President. After 2 lengthy trials, in 2001 the District Court denied ejectment as a remedy, and rendered a judgment against the State for damages and prejudgment interest in the net amount of $250 million. The State appealed. The tribal plaintiffs (but not the U.S.) cross-appealed, seeking ejectment of all of the present day occupants of the land in the 64,000 acre claim area and approximately $1.5 billion in additional prejudgment interest.

On June 28, 2005, the Second Circuit reversed and entered judgment dismissing the Cayuga action, based upon the intervening Supreme Court decision in Oneida Indian Nation v. City of Sherrill, 544 U.S. 197 (2005) which held (in the context of a property tax dispute involving a parcel that the tribe had purchased in fee within the Oneida claim area) that disruptive claims of Indian sovereignty could be barred by equitable defenses, including laches, acquiescence and impossibility. Cayuga Indian Nation v. Pataki, 413 F.3d 266 (2d Cir. 2005). The Second Circuit concluded that the same equitable considerations that the Supreme Court relied on in City of Sherrill applied to the Cayugas' possessory claim and required dismissal of the entire lawsuit, including plaintiffs' claim for money damages and their claim for ejectment. The Court also held that the United States' complaint-in-intervention was barred by laches. The Supreme Court denied certiorari in Cayuga on May 15, 2006.

This case was closed but recently became active when the Cayuga plaintiffs filed a FRCP 60(b)(6) motion to have the judgment vacated. Along with this motion a letter was sent to Judge McCurn's chamber seeking a stay of the 60 (b)(6) motion until after the Second Circuit decides the appeal in the Oneida land claim case. The motion is premised on Judge Kahn's ruling in Oneida, discussed above, that in spite of the Second Circuit decision in Cayuga, the tribe may proceed to prove a non-possessory claim for unjust compensation against the State defendant. By stipulation of the parties, so-ordered by Judge McCurn, further briefing on the Cayugas' motion for relief from judgment has been suspended, pending the outcome of the Oneida appeal that was argued on June 3, 2008.

West Valley Litigation. In State of New York, et al. v. The United States of America, et al., the State and the New York State Energy Research and Development Authority have filed suit seeking (1) a declaration that defendants are liable under Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA" or commonly known as the "Superfund") for the State's response costs and for damages to the State's natural resources resulting from releases from the site in Cattaraugus County, New York, and a judgment reimbursing the State for these costs and damages, (2) a declaration of defendants' responsibilities under the West Valley Demonstration Project Act to decontaminate and decommission the site and for future site monitoring and maintenance, and (3) a declaration that the defendants are responsible for paying the fees for disposal of solidified high level radioactive waste at the West Valley site. The parties have agreed to stay the litigation and submit the issues in (1) and (2) to non-binding arbitration and early neutral evaluation. The parties are currently engaged in mediation.

Tobacco Master Settlement Agreement. In Freedom Holdings Inc. et al. v. Spitzer et ano., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 Tobacco Master Settlement Agreement ("MSA") that New York and many other states entered into with the major tobacco manufacturers. The initial complaint alleged: (1) violations of the Commerce Clause of the United States Constitution; (2) the establishment of an "output cartel" in conflict with the Sherman Act; and (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution. The United States District Court for the Southern District of New York granted defendants' motion to dismiss the complaint for failure to state a cause of action. Plaintiffs appealed from this dismissal. In an opinion dated January 6, 2004, the United States Court of Appeals for the Second Circuit (1) affirmed the dismissal of the Commerce Clause claim; (2) reversed the dismissal of the Sherman Act claim; and (3) remanded the selective enforcement claim to the District Court for further proceedings. Plaintiffs have filed an amended complaint that also challenges the MSA itself (as well as other related State statutes) primarily on preemption grounds. On September 14, 2004, the District Court denied all aspects of plaintiffs' motion for a preliminary injunction, except that portion of the motion relating to the ability of tobacco manufacturers to obtain the release of certain funds from escrow. Plaintiffs have appealed from the denial of the remainder of the motion to the United States Court of Appeals for the Second Circuit. In May 2005, the Second Circuit affirmed the denial of the preliminary injunction. In December 2006, the motions and cross-motions of the parties for summary judgment were fully submitted to the District Court. By order dated July 7, 2008, the District Court requested updated statistical information and other information needed to resolve certain material questions. An evidentiary hearing will be held in November 2008.

State Medicaid Program. There are numerous cases in which nursing homes have challenged the statutory provisions setting the reimbursement methodology pursuant to which they receive Medicaid payments, including New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (six cases); and Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novello. Plaintiffs allege that the changes in methodologies have been adopted in violation of procedural and substantive requirements of State and Federal law.

In New York Association of Homes and Services for the Aging v. DeBuono, et al., the United States District Court for the Northern District of New York dismissed plaintiffs' complaint by order dated May 19, 2004. On April 6, 2006, the Second Circuit Court of Appeals affirmed the order of the District Court. This case is now concluded. Several related State Court cases involving the same parties and issues had been held in abeyance pending the result of the litigation in Federal Court.




                       INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies


Descriptions in this SAI of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing each Fund's portfolio assets. The Advisor may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund's performance.


It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Funds' prospectus.

Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which each Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

The mortgage-backed securities either issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association ("FNMA") ("Certificates") are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., a Fund). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the US Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. mortgage-backed securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, they are generally considered to offer minimal credit risks. The yields provided by these mortgage-backed securities have historically exceeded the yields on other types of US Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.


Mortgage-backed securities may be issued or guaranteed by GNMA, Federal National Mortgage Association ("FNMA") (also known as Fannie Mae) and the Federal Home Loan Mortgage Corporation ("FHLMC") (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government. The value of the companies' securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies' stock. More recently, in September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency ("FHFA"), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into preferred stock purchase agreements ("PSPAs") under which, if the FHFA determines that FNMA's or FHLMC's liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility that is available to FNMA and FHLMC until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, each Fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, each Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by each Fund to exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. Also, each Fund's net asset value could vary to the extent that current yields on mortgage-backed securities are different than market yields during interim periods between coupon reset dates.


During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a Fund. Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. As with other mortgage-backed securities, interest rate declines may result in accelerated prepayment of mortgages, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

One additional difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index. The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Advance Refunded Bonds. The Funds may purchase Municipal Securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of US Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A The Funds may also purchase Municipal Securities that have been refunded prior to purchase by a Fund.


Asset Segregation

Certain investment transactions expose the Funds to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that the Funds engages in such transactions, the Funds will (to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If the Funds segregate sufficient cash or other liquid assets or otherwise "covers" its obligations under such transactions, the Funds will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by the Funds.

In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), the Funds will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, the Funds will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

The Funds may utilize methods of segregating assets or otherwise "covering" transactions that are currently or in the future permitted under the 1940 Act, the rules and regulation thereunder, or orders issued by the Securities and Exchange Commission ("SEC") thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Funds.

Assets used as segregation or cover cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets for segregation and cover purposes could impede portfolio management or the Funds' ability to meet redemption requests or other current obligations.

Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of the Funds that may be at risk with respect to certain derivative transactions.


Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Funds may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although each Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

Certificates of Participation. The Funds may purchase Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives each Fund an undivided interest in the Municipal Security in the proportion that the Funds' interest bears to the total principal amount of the Municipal Security. Certificates of Participation may be variable rate or fixed rate. Because Certificates of Participation are interests in Municipal Securities that are generally funded through government appropriations, they are subject to the risk that sufficient appropriations as to the timely payment of principal and interest on the underlying Municipal Securities may not be made. A Certificate of Participation may be backed by a guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by a Fund. It is anticipated by the Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Funds to readily sell its Certificates of Participation prior to maturity to the issuer or a third party.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by each Fund will consist only of direct obligations issued by domestic and foreign entities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by each Fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. Each Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Fund agrees to buy a security on a future date.

The Funds will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. The Funds will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as borrowings of the Funds because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to each Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, a Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Fund, thereby effectively charging a Fund interest on its borrowing. Further, although a Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a Fund's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Fund is able to purchase them. Similarly, a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Fund, the security that a Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

High Yield/High Risk Bonds. Each Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See "Ratings of Investments" for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Fund may have difficulty disposing of certain high yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund's ability to dispose of particular issues and may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of a Fund to retain or dispose of such security.


Prices for high yield securities may be affected by legislative and regulatory developments. For example, Congress has from time to time considered legislation which would restrict or eliminate the federal income tax deduction for interest payments on these securities and regulate corporate restructurings. Such legislation if enacted, may significantly depress the prices of outstanding securities of this type.


A portion of the high yield securities acquired by a Fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances a Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable a fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

Illiquid Securities and Restricted Securities. A Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) 6in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.


The Funds' Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.


A Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which a Fund is permitted or able to sell such security, a Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund.


Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of a Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund's performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a Fund's expense ratio.


Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously-issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of each Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The Funds has received exemptive relief from the SEC, which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, each Fund may participate in the program only if and to the extent that such participation is consistent with each Fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, such borrowings will comply with each fund's non-fundamental policies.

Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with a Fund's investment policies and restrictions as set forth in its registration statement.


Certain of the Central Funds comply with rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund's ability to manage Uninvested Cash.


Each Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Indexed Securities. The Funds may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which the Funds may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.


Inverse Floaters. A Fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. The debt instrument in which a Fund invests may be certificate of interest in a tender option bond trust (the "trust"), which as established by a fund, a financial institution or a broker, consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. A Fund may invest in inverse floaters where the Fund itself deposits the bonds into the underlying special purposes trust ("self-deposited inverse floaters") and inverse floaters where a broker-dealer creates the trust with a deposit of securities not previously owned by the Fund ("externally deposited inverse floaters"). Self-deposited and externally deposited inverse floaters will be treated differently for accounting purposes. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. A Fund may enter into shortfall and forbearance agreements by which a Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. A Fund could lose money and its NAV could decline as a result of investments in inverse floaters if movements in interest rates are incorrectly anticipated. The values of inverse floaters generally rise and fall more sharply in response to interest rate changes than traditional fixed-income securities. Moreover, the markets for inverse floaters may be less developed and may have less liquidity than the markets for more traditional municipal securities. A Fund's investments in inverse floaters will not be considered borrowing within the meaning of the 1940 Act or for purposes of the Fund's investment restrictions on borrowing.


Investment-Grade Bonds. Each Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's; AAA, AA, A or BBB by S&P or AAA, AA, A or BBB by Fitch's or judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Fund invests in higher-grade securities, a Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Letters of Credit. Municipal obligations, including Certificates of Participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a Fund may be used for letter of credit backed investments.

Municipal Securities. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are "notes" and "bonds."

Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes and Construction Loan Notes. Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing and Construction Loan Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under FNMA or GNMA. There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "general obligation" bonds and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

Some issues of municipal bonds are payable from US Treasury bonds and notes held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for the Funds may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder ("demand obligations"). Demand obligations are considered for a Fund's purposes to mature at the demand date.

There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a fund. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the 1933 Act prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for the Funds are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. The Funds believe that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

For the purpose of the Fund's investment restrictions, the identification of the "issuer" of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

A Fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a Fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular Fund. A Fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of a Fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a Fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a Fund in connection with the arrangement. A Fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for a Fund.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a Fund's original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Fund's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Fund may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

A fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying municipal lease obligation, plus accrued interest.

Repurchase Agreements. The Funds may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of the account is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. Each Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. A Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. A Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Fund assets and its yield and may be viewed as a form of leverage.

Securities Backed by Guarantees. Each Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Fund and affect its share price.

Strategic Transactions and Derivatives. Each Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of a Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.


In the course of pursuing these investment strategies, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). In addition, Strategic Transactions may also include additional techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (except to the extent that 80% of the Fund's net assets are required to be invested in tax-exempt municipal securities, and as limited by the Fund's other investment restrictions and subject to certain limits imposed by the 1940 Act) and the Code or qualification as a regulated investment company to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or for any other purpose permitted by applicable law. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Funds to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Fund.


Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of that Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Other Strategic Transactions, such as forward contracts and swaps, are also subject to similar risks. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.


General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Fund's assets in special accounts, as described in the section entitled "Asset Segregation."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, each Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving each Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Each Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect each Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

Each Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that may not be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with each Fund or fails to make a cash settlement payment due in accordance with the terms of that option, each Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by each Fund, and portfolio securities "covering" the amount of each Fund's obligation pursuant to an OTC option sold by it (the cost of any sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If each Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase each Fund's income. The sale of put options can also provide income.

Each Fund may purchase and sell call options on securities including, but not limited to, US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities), Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts, and for DWS Massachusetts Tax-Free Fund, municipal obligations. All calls sold by each Fund must be "covered" (i.e., each Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though each Fund will receive the option premium to help protect it against loss, a call sold by each Fund exposes each Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require each Fund to hold a security or instrument which it might otherwise have sold.

Each Fund may purchase and sell put options on securities including, but not limited to, US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities), Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities and for DWS Massachusetts Tax-Free Fund, municipal obligations. Except for DWS Technology Fund, each Fund will not sell put options if, as a result, more than 50% of each Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that each Fund may be required to buy the underlying security at a disadvantageous price above the market price.




General Characteristics of Futures. Each Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed, with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, such as index futures and Eurodollar instruments, the net cash amount) and a firm obligation by the buyer to deliver the specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.


A Fund has claimed exclusion from the definition of the term "commodity pool operator" under the regulations of the Commodity Futures Trading Commission. Therefore, a Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.




Options on Securities Indices and Other Financial Indices. Each Fund may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Fund may enter are interest rate, index and other swaps and the purchase or sale of related caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date or to enhance returns. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

US Government Securities. There are two broad categories of US
Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury bills, notes, bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government securities in the Funds' portfolio does not guarantee the net asset value of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in a Fund will fluctuate over time. Normally, the value of investments in US Government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government securities will tend to decline, and as interest rates fall the value of a Fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as GNMA Certificates. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to a Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a Fund's average portfolio maturity. As a result, a Fund's return may experience greater volatility during periods of rising interest rates than under normal market conditions.



Third Party Puts. Each Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to a Fund will be that of holding such a long-term bond and the weighted average maturity of a Fund's portfolio would be adversely affected.


These bonds coupled with puts may present the same tax issues as are associated with stand-by commitments discussed below. As with any stand-by commitments acquired by a Fund, the Fund intends to take the position for federal income tax purposes that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service ("IRS") will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a Fund's portfolio in a manner designed to minimize any adverse impact from these investments.


Stand-by Commitments. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at the Fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by a Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a Fund will have the following features: (1) they will be in writing and will be physically held by the Fund's custodian; (2) the Fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) the Fund's acquisition cost (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

Each Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.


The IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A Fund intends to take the position for federal income tax purposes that it owns any municipal obligations acquired subject to a stand-by commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case.


Variable Rate Demand Instruments. Each Fund may purchase variable rate demand instruments, which are obligations providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permit a Fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A Fund generally intends to exercise the demand only (1) upon a default under the terms of the obligation, (2) as needed to provide liquidity to a Fund, (3) to maintain a high quality investment portfolio or (4) to maximize a Fund's yield. A bank that issues a repurchase commitment may receive a fee from a Fund for this arrangement. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

The variable rate demand instruments that a Fund may purchase are payable on demand on not more than seven calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the current interest rate environment as provided in the respective instruments. A Fund will determine the variable rate demand instruments that they will purchase in accordance with procedures designed to minimize credit risks.

The Advisor may determine that an unrated variable rate demand instrument meets a Fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for a Fund. Thus, either the credit of the issuer of the obligation or the guarantor bank or both will meet the quality standards of a fund. The Advisor will reevaluate each unrated variable rate demand instrument held by a Fund on a quarterly basis to determine that it continues to meet a Fund's quality criteria.

The interest rate of the underlying variable rate demand instruments may change with changes in interest rates generally, but the variable rate nature of these instruments should decrease changes in value due to interest rate fluctuations. Accordingly, as interest rates decrease or increase, the potential for capital gain and the risk of capital loss on the disposition of portfolio securities are less than would be the case with a comparable portfolio of fixed income securities. A Fund may purchase variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value of such variable rate demand notes may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities.

The maturity of the variable rate demand instruments held by a Fund will ordinarily be deemed to be the longer of (1) the notice period required before a Fund is entitled to receive payment of the principal amount of the instrument or
(2) the period remaining until the instrument's next interest rate adjustment.

When-Issued Securities. Each Fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund. When a Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, each Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Master/feeder Fund Structure. Each Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.


Portfolio Holdings

In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, a Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in the Funds' prospectus. Each Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by each Fund.

Each Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to each Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by each Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to certain third parties, such as securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").


Prior to any disclosure of each Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by each Fund's Trustees must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of each Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by each Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to each Fund's Trustees.


Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each Fund and information derived therefrom, including, but not limited to, how each Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the identity of each Fund's holdings could not be derived from such information.


Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Funds' Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the Funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect a Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUNDS

Investment Advisor


Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for each Fund. Under the supervision of the Board of Trustees of each Fund, with headquarters at 345 Park Avenue, New York, New York, DIMA makes each Fund's investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. The Advisor manages each Fund's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.


The Trustees have overall responsibility for the management of each Fund under Massachusetts law.


The Board and each Fund's shareholders recently approved an amended and restated investment management agreement (the "Investment Management Agreement") for the Funds. Pursuant to the Investment Management Agreement, the Advisor provides continuing investment management of the assets of the Funds. In addition to the investment management of the assets of the Funds, the Advisor determines the investments to be made for the Funds, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Funds' policies as stated in their prospectus and SAI, or as adopted by the Funds' Board. The Advisor will also monitor, to the extent not monitored by the Funds' administrator or other agent, the Funds' compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Funds' Board in valuing the securities and other instruments held by the Funds, to the extent reasonably required by valuation policies and procedures that may be adopted by the Funds.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Funds' Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board Members, officers, and executive employees of the Funds, including the Funds' share of payroll taxes, who are affiliated persons of the Advisor.

The current Agreements, dated April 5, 2002, for each Fund were last approved by the Trustees on September 19, 2008 for DWS California Tax-Free Income Fund and DWS New York Tax-Free Income Fund. Each Agreement will continue in effect until September 30, 2009, and will continue from year to year thereafter only if approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Funds, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Funds' Trustees or of a majority of the outstanding voting securities of the Funds.

The Investment Management Agreement provides that the Funds are generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Funds, the Funds' custodian, or other agents of the Funds; taxes and governmental fees; fees and expenses of the Funds' accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Funds; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Funds' business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Investment Management Agreement to a subadvisor, subject to a majority vote of the Board of the Funds, including a majority of the Board who are not interested persons of the Funds, and, if required by applicable law, subject to a majority vote of the Funds' shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with matters to which the Investment Management Agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Investment Management Agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Funds on 60 days' written notice.

Subadvisor Approval Policy. The Board and each Fund's shareholders recently approved a new subadviser policy for the Funds (the "Subadviser Approval Policy"). The Subadviser Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of the Independent Board Members, to terminate an existing subadvisor or sub-subadvisor and hire another subadvisor or sub-subadvisor, as applicable, and materially amend an existing subadvisory agreement or sub-subadvisory agreement without obtaining shareholder approval. The Funds could not implement the Subadviser Approval Policy without the Securities and Exchange Commission (the "SEC") granting the Funds exemptive relief. A number of other mutual fund complexes have obtained exemptive relief with respect to an advisor's ability to appoint, replace or amend the subadvisory agreement with unaffiliated subadvisors and subadvisors that are wholly owned subsidiaries of the advisor. However, exemptive relief with regard to an advisor's ability to appoint, replace or amend the subadvisory agreement with a subadvisor, who is affiliated with, but not wholly owned subsidiary of the advisor, without shareholder approval, would be more expansive relief than previously granted by the SEC. In addition, exemptive relief with regard to an advisor's ability to appoint, replace or amend a sub-subadvisory agreement with a sub-advisor, without shareholder approval, would be more expansive relief than previously obtained by other mutual fund complexes. Accordingly, there can be no assurance that the Funds' exemptive application will be granted by the SEC or that it will be sufficiently broad to allow the Funds to implement the Subadviser Approval Policy as described above. The SEC also has proposed Rule 15a-5 under the Investment Company Act of 1940, as amended (the "1940 Act") in October 2003 to permit the appointment and termination of subadvisors and amendment to subadvisory agreements without shareholder approval. No action has been taken on proposed Rule 15a-5 under the 1940 Act since its proposal and there is no assurances that the rule will be adopted as proposed. The Funds and the Advisor will be subject to the conditions imposed by the SEC (either by an exemptive order or as part of the final rule) whenever the Advisor acts under the Subadviser Approval Policy, including any shareholder notice requirements.

Effective September 1, 2008 (for DWS New York Tax-Free Income Fund) and May 1, 2008 (for DWS California Tax-Free Income Fund), for all services provided under the Investment Management Agreement, each Fund pays the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:


                                                   DWS California                         DWS New York
Average Daily Net Assets                        Tax-Free Income Fund                  Tax-Free Income Fund
------------------------                        --------------------                  --------------------

First $250 million                                      0.45%                                 0.45%
Next $750 million                                       0.42%                                 0.42%
Next $1.5 billion                                       0.40%                                 0.40%
Next $2.5 billion                                       0.38%                                 0.38%
Next $2.5 billion                                       0.35%                                 0.35%
Next $2.5 billion                                       0.33%                                 0.33%
Next $2.5 billion                                       0.31%                                 0.31%
Thereafter                                              0.30%                                 0.30%




The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.




The advisory fee is payable monthly, provided that each Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of a Fund and unpaid.


The advisory fees paid by each Fund for its last three fiscal years are shown in the table below.



Fund                                                   Fiscal 2008     Fiscal 2007    Fiscal 2006
----                                                   -----------     -----------    -----------
DWS California Tax-Free Income Fund                      $4,112,167      $4,520,501     $4,642,904
DWS New York Tax-Free Income Fund                        $1,981,400     $2,085,356*     $1,941,544


*        Of which $108,895 was waived.




Through November 30, 2009, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the DWS New York Tax-Free Income Fund to the extent necessary to maintain the Fund's total annual operating expenses at 0.61% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Through November 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of DWS New York Tax-Free Income Fund to the extent necessary to maintain the fund's total operating expenses at 0.60% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense (estimated at 0.25%). Through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of DWS New York Tax-Free Fund to the extent necessary to maintain the fund's total annual operating expenses at a ratio no higher than 0.64% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.

Through September 30, 2009, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total annual operating expenses at 0.62% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2009, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2009. Through September 30, 2008, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the DWS California Tax-Free Income Fund to the extent necessary to maintain the fund's total operating expenses at 0.63% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense (estimated at 0.48%).




The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.



Compensation of Portfolio Managers


Each Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form of Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

o The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

o The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation than the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of each Fund's portfolio management team in each Fund as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each Fund's most recent fiscal year end.

                                      Dollar Range of           Dollar Range of
                                 Fund Shares Owned in DWS   Fund Shares Owned in DWS
                                   California Tax-Free     New York Tax-Free Income      Dollar Range of All DWS
Name of Portfolio Manager              Income Fund                    Fund                  Fund Shares Owned
-------------------------              -----------                    ----                  -----------------

Matthew Caggiano                            $0                         $0                  $100,001 - $500,000
Eleanor R. Lynch                            $0                        N/A                  $100,001 - $500,000
Philip Condon                               $0                         $0                    Over $1,000,000
Ashton Goodfield                            N/A                        $0                 $500,001 - $1,000,000

Conflicts of Interest

In addition to managing the assets of each Fund, each Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of a Fund's most recent fiscal year end.

DWS California Tax-Free Income Fund

Other SEC Registered Investment Companies Managed:

                                                                                 Number of
                                       Number of        Total Assets of         Investment          Total Assets of
                                      Registered          Registered         Company Accounts        Performance-
                                      Investment          Investment         with Performance-         Based Fee
Name of Portfolio Manager              Companies           Companies             Based Fee             Accounts
-------------------------              ---------           ---------             ---------             --------

Matthew Caggiano                           2            $3,903,353,488               0                    $0
Eleanor R. Lynch                           2            $4,027,919,494               0                    $0
Philip Condon                              8            $7,274,753,981               0                    $0



DWS New York Tax-Free Income Fund

Other SEC Registered Investment Companies Managed:

                                                                                 Number of
                                       Number of        Total Assets of         Investment         Total Assets of
                                      Registered          Registered         Company Accounts        Performance-
                                      Investment          Investment         with Performance-         Based Fee
Name of Portfolio Manager              Companies           Companies             Based Fee             Accounts
-------------------------              ---------           ---------             ---------             --------

Ashton Goodfield                           3            $4,637,212,151               0                    $0
Matthew Caggiano                           2            $4,337,600,046               0                    $0
Philip Condon                              8            $7,709,000,539               0                    $0



DWS California Tax-Free Income Fund

Other Pooled Investment Vehicles Managed:

                                                                               Number of Pooled
                                                                                 Investment
                                      Number of                               Vehicle Accounts    Total Assets of
                                       Pooled         Total Assets of               with             Performance-
                                     Investment       Pooled Investment         Performance-           Based Fee
Name of Portfolio Manager             Vehicles             Vehicles              Based Fee             Accounts
-------------------------             --------             --------              ---------             --------

Matthew Caggiano                          3              $4,680,644                  0                    $0
Eleanor R. Lynch                          0                      $0                  0                    $0
Philip Condon                             3              $4,680,644                  0                    $0



DWS New York Tax-Free Income Fund

Other Pooled Investment Vehicles Managed:

                                                                               Number of Pooled
                                                                                 Investment
                                      Number of                               Vehicle Accounts     Total Assets of
                                       Pooled         Total Assets of               with             Performance-
                                     Investment       Pooled Investment         Performance-           Based Fee
Name of Portfolio Manager              Vehicles             Vehicles              Based Fee             Accounts
-------------------------              --------             --------              ---------             --------

Ashton Goodfield                          3               $4,680,644                 0                    $0
Matthew Caggiano                          3               $4,680,644                 0                    $0
Philip Condon                             3               $4,680,644                 0                    $0



DWS California Tax-Free Income Fund

Other Accounts Managed:

                                                                                  Number of
                                                                               Other Accounts     Total Assets of
                                     Number of                                     with             Performance-
                                        Other           Total Assets of        Performance-           Based Fee
Name of Portfolio Manager              Accounts          Other Accounts           Based Fee             Accounts
-------------------------              --------          --------------           ---------             --------

Matthew Caggiano                           15           $1,543,420,140               0                    $0
Eleanor R. Lynch                            0                       $0               0                    $0
Philip Condon                               0                       $0               0                    $0



DWS New York Tax-Free Income Fund

Other Accounts Managed:

                                                                                  Number of
                                                                               Other Accounts     Total Assets of
                                     Number of                                      with             Performance-
                                        Other          Total Assets of          Performance-           Based Fee
Name of Portfolio Manager             Accounts          Other Accounts           Based Fee             Accounts
-------------------------             --------          --------------           ---------             --------

Ashton Goodfield                            0                       $0               0                    $0
Matthew Caggiano                           15           $1,543,420,140               0                    $0
Philip Condon                               0                       $0               0                    $0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for each Fund and also for other clients advised by the Advisor, including other client accounts managed by each Fund's portfolio management team. Investment decisions for each Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for each Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by each Fund. Purchase and sale orders for each Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to each Fund and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o The Advisor and its affiliates and the investment team of each Funds may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund's Board.





Pursuant to DeAM procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.


Code of Ethics

The Funds, the Advisor and the Funds' principal underwriter have each adopted Codes of Ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                             FUND SERVICE PROVIDERS


Administrator

The Funds recently entered into an administrative services agreement with the Advisor (the "Administrative Services Agreement"), pursuant to which the Advisor provides administrative services to the Funds including, among others, providing the Funds with personnel, preparing and making required filings on behalf of the Funds, maintaining books and records for the Funds, and monitoring the valuation of Funds securities. The services provided by the Advisor are described in more detail below. For all services provided under the Administrative Services Agreement, the Funds pay the Advisor a fee, computed daily and paid monthly, of 0.100% of a Fund's average daily net assets.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the Funds reasonably deems necessary for the proper administration of the Funds. The Advisor provides the Funds with personnel; arranges for the preparation and filing of the Funds' tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Funds' prospectus and SAI as well as other reports required to be filed by the SEC; maintains the Funds' records; provides the Funds with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Funds; assists in the resolution of accounting issues that may arise with respect to the Funds; establishes and monitors the Funds' operating expense budgets; reviews and processes the Funds' bills; assists in determining the amount of dividends and distributions available to be paid by the Funds, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

The fees paid by the Funds to the Advisor pursuant to the Administrative Services Agreement are reduced by the amount of any credits received from the Funds' custodian for cash balances.

Pursuant to an agreement between the Administrator and State Street Bank and Trust Company ("SSB"), the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by the Funds.

Distributor

Prior to September 26, 2002, the underwriter for the Trust, on behalf of the Funds was DWS Investments Investors Services, Inc. The Board of Trustees of the Trust, on behalf of the Funds approved a new underwriting agreement dated September 26, 2002, with DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 (the "Distributor"), a Massachusetts corporation, which is a subsidiary of the Advisor, a Delaware corporation. The Trust's underwriting agreement dated September 26, 2002, had an initial term ending September 30, 2003, was last approved by the Board at a meeting on September 19, 2008, and will continue from year to year only if its continuance is approved annually by a majority of the members of the Board of Trustees who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Trustees or a majority of the outstanding voting securities of each Fund.


Under the underwriting agreement, each Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering each Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of each Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Funds and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of each Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of each Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by each Fund.

Although Class S shares of each Fund do not currently have a 12b-1 Plan, and the Trustees have no current intention of adopting one, each Fund will also pay those fees and expenses permitted to be paid or assumed by the Trust pursuant to a 12b-1 Plan, if any, adopted by the Trust, notwithstanding any other provision to the contrary in the underwriting agreement.


The underwriting agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by each Fund or by DIDI upon 60 days' notice. Termination by each Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of each Fund and who have not direct or indirect financial interest in the Distribution Agreement, or (ii) a "majority of the outstanding voting securities" of the class of each Fund, as defined in the 1940 Act. All material amendments must be approved by the Board of Trustees in the manner described above with respect to the continuation of the underwriting agreement. The provisions concerning continuation, amendment and termination of the underwriting agreement are on a series by series and class by class basis.


The Distributor currently offers shares of each Fund on a continuous basis to investors in all states in which shares of each Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of each Fund.

Independent Registered Public Accounting Firm


The financial highlights of DWS California Tax-Free Income Fund and DWS New York Tax-Free Income Fund included in the Funds' prospectus and the Financial Statements of each Fund incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, independent registered public accounting firm, 200 Clarendon Street, Boston, MA 02116, given on the authority of said firm as experts in accounting and auditing. Ernst & Young LLP audits the financial statements of each Fund and provides other audit, tax, and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


Legal Counsel


Vedder Price, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, acts as counsel for DWS California Tax-Free Income Fund and DWS New York Tax-Free Income Fund and as co-counsel to the Independent Trustees of the Funds.

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110 serves as co-counsel to the Funds' Independent Trustees.


Fund Accounting Agent


DWS Investments Fund Accounting Corporation ("DIFA"), Two International Place, Boston, Massachusetts 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Funds and maintaining portfolio and general accounting records. Currently, DIFA receives no fee for its services to each Fund; however, subject to Board approval, at some time in the future, DIFA may seek payment for its services to each Fund under this agreement. DIFA delegated certain fund accounting functions to State Street Bank and Trust Company ("SSB or the Custodian") under the Funds' fund accounting agreement.





Currently, DIFA receives no fee for its services to the Funds; however, subject to Board approval, some time in the future, DIFA may seek payment for its services under this agreement.

Custodian


SSB, as custodian, has custody of all securities and cash of each Fund. SSB attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds.




Transfer and Shareholder Service Agent

DWS Investments Service Company ("DISC" or the "Transfer Agent"), 210 West 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as the transfer agent, dividend-paying agent and shareholder service agent for all classes of the Funds.

The Transfer Agent receives an annual service fee for each account of each Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.60 (as of 2007, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in a Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.


Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by a Fund or are paid directly by the Funds. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by a Fund with the prior approval of a Fund's Board.

Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.


Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are born by DISC, not by a fund.


Regulatory Matters and Legal Proceedings


On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Investments funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.


The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.


On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") (now known as the Financial Industry Regulatory Authority, or "FINRA") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and DWS Investments Distributors, Inc. (now known as DWS Investments Distributors, Inc. ("DIDI")) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the DWS Funds' (now known as the DWS Investments Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DIDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute DWS Fund shares. These directed brokerage practices were discontinued in October 2003.





Under the terms of the settlements, in which DIMA, DAMI and DIDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DIDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DIDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-investments.com/regulatory_settlements.


The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

                             PORTFOLIO TRANSACTIONS


The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.


The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a Fund. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by the Advisor specifically to service such Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.


Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder.

The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.


DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, a Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to a Fund.

DIMA and its affiliates and the Funds' management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

The following shows total brokerage commissions paid for the past three fiscal years:


DWS California Tax-Free Income Fund: For the fiscal years ended August 31, 2008, 2007 and 2006, the Fund paid $3,435, $1,186 and $0 in commissions, respectively.

DWS New York Tax-Free Income Fund: For the fiscal years ended August 31, 2008, 2007 and 2006, the Fund paid $751, $258and $0 in commissions, respectively.

Each Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in Rule 10b-1 of the 1940 Act) that the Funds have acquired during the most recent fiscal year. As of August 31, 2008 the Funds did not hold any securities of their regular broker dealers.


Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a Fund's objective.

Portfolio turnover rates for the two most recent fiscal years for DWS California Tax-Free Income Fund are as follows:


56% and 37% for the fiscal years ended August 31, 2008 and 2007, respectively.


Portfolio turnover rates for the two most recent fiscal years for DWS New York Tax-Free Income Fund are as follows:


39% and 37% for the fiscal years ended August 31, 2008 and 2007, respectively.


                       PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Information regarding tax-deferred retirement plans is not applicable to DWS California Tax-Free Income Fund and DWS New York Tax-Free Income Fund.


Orders will be confirmed at a price based on the net asset value of a Fund next determined after receipt in good order by DIDI of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DIDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DIDI ("trade date").

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. DWS Investments group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Shareholders with a combined household account balance in any of the DWS Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to an automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $1,000 are subject to automatic redemption following 60 days' written notice to applicable shareholders.


Certificates. Share certificates will not be issued.


Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund's transfer agent, DWS Investments Services Corporation (the "Transfer Agent") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DIDI, may receive compensation from a Fund through the Shareholder Service Agent for these services.


The Fund has authorized one or more financial service institutions, including certain members of the Financial Industry Regulatory Authority ("FINRA") other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.


DIDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Investments Wholesalers"). Generally, DWS Investments Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Investments Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories -- "Strategic," "Tactical" or "all other funds" -- taking into consideration, among other things, the following criteria, where applicable:

o The Fund's consistency with DWS Investments' branding and long-term strategy;
o        The Fund's competitive performance;
o        The Fund's Morningstar rating;
o The length of time the Fund's Portfolio Managers have managed the Fund/Strategy;
o        Market size for the fund category;
o        The Fund's size, including sales and redemptions of the Fund's shares.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Investments, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the Strategic and Tactical categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-investments.com, approximately one month after the end of each quarter. DWS Investments Wholesalers receive the highest compensation for Strategic funds, less for Tactical funds and the lowest for all other funds. The level of compensation among these categories may differ significantly.

The prospect of receiving, or the receipt of, additional compensation by a DWS Investments Wholesaler under the Plan may provide an incentive to favor marketing the Strategic or Tactical funds over all other funds. The Plan, however, will not change the price that investors pay for shares of a fund. The DWS Investments Compliance Department monitors DWS Investments Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.





Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents will not be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges if the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.





QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans.





Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS Investments' Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-scudder.com or calling 1-800-728-3337. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.


Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Fund prospectus.

A Fund may waive the minimum for purchases by trustees, directors, officers or employees of a Fund or the Advisor and its affiliates.


Eligible Class S Investors

A.       The following investors may purchase Class S shares of DWS Funds either
         (i) directly from DWS Investments Distributors, Inc. ("DIDI"), the Fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 31, 2004.

         1. Existing shareholders of Class S shares of any DWS Fund as of December 31, 2004, and household members residing at the same address.

         2. Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the consolidation of Class AARP and Class S on July 17, 2006 and household members residing at the same address.

         3. Shareholders who have owned Class S shares continuously since December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any DWS Fund.

         4. Any participant who has owned Class S shares of any DWS Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any DWS Fund.

         5. Any participant who owns Class S shares of any DWS Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS Fund at any time, including after December 31, 2004.

         6. Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

         7. Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or DIDI and to DWS Allocation Series or other fund of funds managed by the Advisor or its affiliates.

         8. Shareholders of Class S of DWS Emerging Markets Equity Fund who became shareholders of the fund in connection with the fund's acquisition of Investments New Asia Fund, Inc. on April 17, 2006.

         9. Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the consolidation of Class M and Class S on August 18, 2006 and household members residing at the same address.

         10. Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the renaming or conversion of Investment Class to Class S on October 23, 2006.

B.       The following additional investors may purchase Class S shares of DWS
         Funds.

         1. Broker-dealers, banks and registered investment advisors ("RIAs") may purchase Class S shares in connection with a comprehensive or "wrap" fee program or other fee based program.

         2. Any group retirement, employee stock, bonus, pension or profit-sharing plans.

         3. Persons who purchase shares as part of an investment only placement in a 529 College Savings Plan.

         4. Persons who purchase shares through a Health Savings Account or a Voluntary Employees' Benefit Association ("VEBA") Trust.

DIDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.





Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the FINRA and banks may, if they prefer, subscribe initially for at least $2,500 through DIDI by letter or telephone.


Revenue Sharing


In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to ..25% of sales of the Fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors
----------------------------------------------
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) Deutsche Bank Group
Ensemble Financial Services
First Clearing/Wachovia Securities
Fiserv Trust Company
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Cash Product Platform
------------------------------
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
Huntleigh Securities
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Robert W. Baird & Co.
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS Financial Services
William Blair & Company

Channel: Third Party Insurance Platforms
----------------------------------------
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of a Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for a Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.





Automatic Investment Plan. A shareholder may purchase shares of the Funds through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $1,000 and maximum $250,000 for initial investments and a minimum of $50 and maximum $250,000 for subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Funds may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.





Minimum Subsequent Investment Policies. For current shareholders there is a $50 minimum investment requirement for subsequent investments in a Fund. There is no minimum subsequent investment requirement for investments on behalf of participants in certain fee-based and wrap programs offered through financial intermediaries approved by the Advisor.




Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.


Expedited Purchase Procedures for Existing Shareholders. Shareholders of other DWS funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of FINRA, and banks may open an account by wire by calling 1-800-728-3337 for instructions. The investor must send a duly completed and signed application to a Fund promptly. A subsequent purchase order may be placed by telephone, etc. by established shareholders (except by DWS Investments Individual Retirement Account (IRA), DWS Investments Profit Sharing and Money Purchase Pension Plans, DWS Investments 401(k) and DWS Investments 403(b) Plan holders), members of FINRA, and banks.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Investments mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class. If a Fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.


Redemptions


Redemption fee. Each Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with a Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to a Fund. For this reason, each Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds'.


Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.


Orders will be confirmed at a price based on the net asset value of a Fund next determined after receipt in good order by DIDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DIDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").


Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.


A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DIDI, which firms must promptly submit orders to be effective.


Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to a Fund's Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.


Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

In-kind Redemptions. Each Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by a Fund and valued as they are for purposes of computing the Fund's net asset value. A redeeming shareholder who receives such securities will be subject to federal income tax in the same manner as if a cash distribution had been received. A shareholder may incur transaction expenses in converting these securities to cash.


Exchanges


Shareholders may request on exchange of their shares for shares of the corresponding class of other DWS Funds, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Certain series of DWS Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, NY Tax-Free Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. Treasury Series, Tax-Exempt California Money Market Fund, Cash Account Trust and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DIDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or DIDI. Exchanges are taxable transactions for federal income tax purposes.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or a Fund terminates the privilege. Automatic Exchanges are subject to the terms and conditions described above.


Dividends

Each Fund intends to declare daily and distribute monthly substantially all of its net investment income (excluding short-term capital gains) resulting from investment activity. Distributions, if any, of net realized capital gains (short-term and long-term) will normally be made in November or December or otherwise as needed.

An additional distribution may also be made (or treated as made) in November or December if necessary to avoid a federal excise tax. Both types of distributions will be made in shares of a Fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated for federal income tax purposes as if received by shareholders on December 31 of the calendar year declared.

Dividends paid by a Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

Income dividends and capital gain distributions, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of a Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.       To receive income and capital gain dividends in cash.


Dividends and distributions will be reinvested in shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the prospectus. To use this privilege of investing dividends of a Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in a Fund distributing the dividends. A Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same class of the Fund unless the shareholder requests in writing that a check be issued for that particular distribution.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of a Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Dividends and distributions are treated the same for federal income tax purposes whether made in shares or cash.


Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year, each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.


Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and net long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or net capital gain in order to satisfy the minimum distribution requirements contained in the Code.


                                      TAXES




The following is intended to be a general summary of certain US federal income tax consequences of investing in a Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. This discussion reflects the applicable tax laws of the United States as of the date of this SAI which tax laws may change or be subject to new interpretations by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Taxation of the Funds. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code so that it will not be subject to federal income tax on the income and gains that it distributes to shareholders. In order to qualify as a regulated investment company, a Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Each Fund must derive at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities and foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, other than partnerships that derive 90% or more of their income from the qualifying income described in
(i) above). Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than those of the US government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or in the securities of one or more qualified publicly traded partnerships. Each Fund is required to distribute to its shareholders at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid - generally, taxable ordinary income the excess of net short-term capital gains over net long-term capital losses, if any) and net tax-exempt interest income and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gain in the manner required under the Code.




A Fund's investments in partnerships, including in qualified publicly traded partnerships, may result in such Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.


If for any taxable year a Fund does not qualify for the special federal income tax treatment accorded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividends. Such dividends however, would generally be eligible (i) to be treated as "qualified dividend income" in the case of individual and other noncorporate shareholders subject to reduced rates of federal income taxation for taxable years beginning before January 1, 2011, and (ii) for the 70% dividends received deduction in the case of corporate shareholders. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest charges and make substantial distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.

Each Fund is subject to a nondeductible 4% federal excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income and excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Exempt-Interest Dividends. A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets consists of obligations of a state or political subdivision thereof. Distributions that a Fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local tax purposes. If a Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Investors may not deduct part or all of the interest on indebtedness, if any, incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of a Fund's total distributions (not including distributions from capital gains) paid to the shareholders that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

Taxable Distributions from the Funds. For federal income tax purposes, distributions of net investment, other than exempt-interest dividends, are generally taxable as ordinary income, except as discussed below. Taxes on distributions of capital gains are generally determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains derived from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before December 31, 2008, distributions of net investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain, provided certain holding period and other requirements are met at both the shareholder and Fund levels. Because each Fund expects to invest primarily in tax-exempt bonds, the Funds do not expect more than a small portion, if any, of Fund distributions to be derived from qualified dividend income.


Distributions, to the extent they are taxable to shareholders, will be taxable even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions, to the extent they are taxable will be taxable regardless of whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.


Transactions in Fund Shares. Any gain or loss resulting from the sale or exchange of Fund shares generally will be treated as capital gain or loss. If a shareholder held such shares for more than one year, the gain or loss will generally be a long-term capital gain or loss. Long-term capital gain rates applicable to individuals and other noncorporate shareholders have been temporarily reduced -- in general, to 15% with a lower rate applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares. All or a portion of any loss realized upon the redemption of shares of a Fund will be disallowed if shares of the Fund or substantially identical stock or securities are acquired (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly acquired shares will be adjusted to reflect the disallowed loss. A shareholder's ability to utilize capital losses may be limited by the Code.

Under certain circumstances shareholders of a Fund may exchange their shares for shares of the same class of certain other funds (the "reinvested shares"). If a shareholder (other than a shareholder who holds his o her shares in a tax-exempt account) makes such an exchange, the shareholder will recognize a capital gain or loss for federal income tax purposes measured by the difference between the value of the reinvested shares and the basis of the exchanged shares. Upon the exchange of shares that were purchased subject to a sales charge and held for less than 91 days, the lesser of (i) the sales charge incurred on the exchanged shares or (ii) the sales charge waived on the reinvested shares is included in the tax basis of the reinvested shares and is not included in the tax basis of the exchanged shares.





Taxation of Certain Investments. A Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special federal income tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any forward contract, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).


Under the "wash sale" rules, a Fund may not recognize a loss from the sale of a security where a substantially identical security is (or has been) acquired, or the Fund enters into a contract or option to purchase such substantially identical security, within the period beginning 30 days before and ending 30 days after the sale.


The IRS may treat certain positions in securities held (directly or indirectly) by a Fund as a "straddle" for federal income tax purposes. The application of the straddle rules in such a case could affect a Fund's holding period for the securities involved and may defer the recognition of losses with respect to such securities.

A Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment. A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to a Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of a Fund, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund level. Therefore, a fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy those distribution requirements.

In addition, if a Fund invests in certain high yield original issue discount obligations issued by corporations (including tax-exempt obligations), a portion of the original issue discount accruing on the obligation may be treated as taxable dividend income. In such event, dividends of investment company taxable income received by shareholders of a Fund, to the extent attributable to such portion of accrued original issue discount, would be taxable. Any such dividends received by a Fund's corporate shareholders may be eligible for the deduction for dividends received by corporations and may be treated as qualified dividend income by the Fund's noncorporate shareholders.


Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its redemption value (or its adjusted issue price if issued with original issue discount). Absent an election to include the market discount in income as it accrues, gain on the disposition of such an obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.


A Fund's investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Withholding and Other Tax Considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions (including exempt-interest dividends) may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their correct taxpayer identification number and certifications as to their federal income tax status.


Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares. Any shareholder who is not a US person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on some or all of the amounts received by him or her.


For taxable years of a Fund beginning before January 1, 2010, a Fund will generally not be required to withhold tax on any amounts paid to a non-US person with respect to dividends attributable to "qualified short-term gain" (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain US source interest income that would not be subject to federal withholding tax if earned directly by a non-US person, provided such amounts are properly designated by the Fund.


Capital gains distributions may be reduced if a Fund has capital loss carryforwards. Any capital loss carryforwards to which a Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.


All distributions by a Fund result in a reduction in the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution may nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which may nevertheless be taxable to them.


Under current Treasury regulations, if a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them before making an investment in a Fund.

Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, tax-exempt bonds, as well as the tax-exempt nature of interest paid thereon. It is not possible to predict with certainty what effect, if any, such legislation may have on the tax-exempt bond market, including the availability of obligations appropriate for investment, nor is it possible to predict whether any additional restrictions may be enacted in the future.

"Exempt-interest dividends" are included as income for purposes of determining whether the amount of a shareholder's total social security benefits and railroad retirement benefits are subject to tax.

DWS California Tax-Free Income Fund

In any year in which the Fund qualifies as a regulated investment company under Subchapter M of the Code and is exempt from federal income tax on the income and gains it distributes to shareholders, the Fund will also be relieved of liability for California state franchise and corporate income tax to the extent its earnings are distributed to its shareholders. The Fund may be taxed on its undistributed taxable income (including interest income on California municipal securities for franchise tax purposes). If for any year the Fund does not qualify for the special tax treatment afforded regulated investment companies, then all of the Fund's taxable income may be subject to California state franchise or income tax at regular corporate rates.

If at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company (or series thereof) consists of obligations the interest on which, if held by an individual, is exempt from taxation by California, then the regulated investment company (or series thereof) will be qualified to pay dividends exempt from California personal income tax (hereinafter referred to as "California exempt-interest dividends"). The Fund intends to qualify under the above requirements so it can pay California exempt-interest dividends. However, if the Fund fails to so qualify, then no part of its dividends to shareholders will be exempt from California personal income tax.

Within 60 days after the close of its taxable year, the Fund will notify each shareholder of the portion of the dividends paid by the Fund with respect to such taxable year which is exempt from California state personal income tax. Interest on obligations of Puerto Rico and other US possessions, as well as interest on obligations of the State of California or its political subdivisions, may be distributed as California exempt-interest dividends. Distributions from the Fund which are attributable to sources other than those described in the preceding sentence generally are taxable to such shareholders as ordinary income. However, distributions derived from interest on US Government obligations, if any, may also be designated by the Fund and treated by shareholders as exempt under the California personal income tax provided the 50% requirement of the preceding paragraph is satisfied.

To the extent, if any, dividends paid to shareholders of the Fund are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends. Such dividends will generally be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gain dividends for federal income tax purposes; provided that California has not adopted the federal rule that allows a regulated investment company to elect to treat such capital gains as having been distributed even though no capital gain dividend has actually been paid. In the case where the Fund makes this election for federal income tax purposes, any such capital gains may be subject to tax at the Fund level for California franchise or corporate income tax purposes.

Shares of the Fund are not subject to the California property tax.


Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund is not deductible for California personal income tax purposes. In addition, any loss realized by a shareholder of the Fund upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution on such shares is treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption or other disposition of shares may be disallowed under the "wash sale" rules if within a period beginning 30 days before and ending 30 days after the redemption or other disposition, other shares of the Fund or other substantially identical stock or securities are acquired.


The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any Fund dividends constituting California exempt-interest dividends is excludable for California state personal income tax only. Any dividends paid to shareholders subject to California state franchise or California state corporate income tax may therefore be taxed as ordinary dividends to such shareholders notwithstanding that all or a portion of dividends is exempt from California state personal income tax. Accordingly, potential investors in the Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisors with respect to the application of such taxes to the receipt of Fund dividends and as to their own California state tax situation, in general.

DWS New York Tax-Free Income Fund

Individual New York resident shareholders of DWS New York Tax-Free Income Fund will not be subject to New York State or New York City personal income tax on distributions received from the Fund to the extent such distributions (1) constitute exempt-interest dividends under Section 852(b)(5) of the Code and (2) are attributable to interest on tax-exempt obligations of New York State or its political subdivisions, as well as certain other obligations the interest on which is considered tax-exempt for New York State and New York City personal income tax purposes. Exempt-interest dividends are not excluded in determining New York State franchise or New York City business taxes on corporations and financial institutions.


The foregoing is only a summary of some of the New York State and New York City income and franchise tax considerations generally affecting DWS New York Tax-Free Income Fund and its shareholders who are New York residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.


Tax-Equivalent Yield

Tax-equivalent yield is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 30 day (or one month) period assuming semiannual compounding of income. Tax-equivalent yield is calculated by dividing that portion of a Fund's yield (as computed in the yield description above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.


Tax-Exempt Versus Taxable Yield. You may want to determine which investment -- tax-exempt or taxable -- will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of 1 minus your marginal tax rate. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that a Fund may generate. The first table is based upon current law as to the 2008 tax rates schedules, and the second table is based upon the law as to the 2007 tax rates schedules.



CALIFORNIA

Tax Equivalent Yields
2008 California and Federal Personal Income Tax Rates


     Taxable Income Single                                  Combined
                                               Effective    California
                                   Effective   Federal      and Federal
Over          But not over          CA Rate    Rate         Tax Bracket
--------------------------          -------    ----             -------

$37,233             $47,055       8%           25%          31%
$47,055             $78,850       9.3%         25%          31.98%
$78,850             $164,550      9.3%         28%          34.7%
$164,550            $357,700      9.3%         33%          39.23%
Over $357,700                     9.3%         35%          41.05%




               Taxable Income Joint                                   Combined
                                                                      California
                                            Effective   Effective     and Federal
Over                 But not over          CA Rate    Federal Rate      Tax Bracket
---------------------------------          -------    ------------      -----------

$37,233            $53,642         $65,100          6%           15%           20.1%
$47,055            $65,100         $74,466          6%           25%           29.5%
$78,850            $74,466         $94,110          8%           25%           31.00%
$164,550           $94,110         $131,450         9.3%         25%           31.98%
Over $357,700      $131,450        $200,300         9.3%         28%           34.70%
                   $200,300        $357,700         9.3%         33%           39.23%





If your combined federal and state effective rate in 2008 is:

To match these
tax-free yields:                    Your taxable investment would have to earn the following yield:
2.00%                               2.5%          2.84%          2.90%         2.94%        3.06%           3.29%       3.39%
3.00%                               3.75%         4.26%          4.35%         4.41%        4.59%           4.94%       5.09%
4.00%                               5.01%         5.67%          5.80%         5.88%        6.13%           6.58%       6.78%
5.00%                               6.26%         7.09%          7.25%         7.35%        7.66%           8.23%       8.48%
6.00%                               7.51%         8.51%          8.70%         8.82%        9.19%           9.87%       10.18%
7.00%                               8.76%         9.93%          10.14%        10.29%       10.72%          11.52%      11.87%
8.00%                               10.01%        11.35%         11.59%        11.76%       12.25%          13.16%      13.57%
9.00%                               11.26%        12.77%         13.04%        13.23%       13.78%          14.81%      15.27%



Please note:

1) This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code. It is assumed that the definition of taxable income is the same under California Personal Income Tax law; however, California taxable income may vary due to differences in exemptions, itemized deductions, and other items.



NEW YORK

Tax Equivalent Yields
DWS 2007


                                              Combined New                                          Combined
                                             York and                                  Effective     New York
  Taxable Income   Effective    Effective   Federal Tax    Taxable Income   Effective    Federal    and Federal
      Single       State Rate  Federal Rate   Bracket           Joint       State Rate   Rate       Tax Bracket
      ------       ----------  ------------   -------           -----       ----------   ----       -----------

  $31,850-$77,100     6.85%      25.00%       30.14%     $63,700-$128,500     6.85%     25.00%     30.14%
 $77,101-$160,850     6.85%      28.00%       32.93%     $128,501-$195,850    6.85%     28.00%     32.93%
 $160,851-$349,700    6.85%      33.00%       37.59%     $195,851-$349,700    6.85%     33.00%     37.59%
   over $349,700      6.85%      35.00%       39.45%       over $349,700      6.85%     35.00%     39.45%

                   If your combined federal and state effective tax rate in 2007 is:
                        30.14%      32.93%        37.59%             39.45%     30.14%    32.93%   37.59%     39.45%
To match these
tax-free yields:              Your taxable investment would have to earn the following yield:

       2.00%             2.86%       2.98%         3.20%       3.30%             2.86%     2.98%   3.20%       3.30%
       3.00%             4.29%       4.47%         4.81%       4.95%             4.29%     4.47%   4.81%       4.95%
       4.00%             5.73%       5.96%         6.41%       6.61%             5.73%     5.96%   6.41%       6.61%
       5.00%             7.16%       7.46%         8.01%       8.26%             7.16%     7.46%   8.01%       8.26%
       6.00%             8.59%       8.95%         9.61%       9.91%             8.59%     8.95%   9.61%       9.91%
       7.00%            10.02%      10.44%        11.22%      11.56%            10.02%    10.44%   11.22%     11.56%
       8.00%            11.45%      11.93%        12.82%      13.21%            11.45%    11.93%   12.82%     13.21%
       9.00%            12.88%      13.42%        14.42%      14.86%            12.88%    13.42%   14.42%     14.86%

Please note:

1) This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code. It is assumed that the definition of taxable income is the same under New York Personal Income Tax law; however, New York taxable income may vary due to differences in exemptions, itemized deductions, and other items.


                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of each Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of a Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or over-the-counter ("OTC") market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an independent pricing service or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an independent pricing service (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an independent pricing service (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities not addressed above are valued at prices supplied by an independent pricing service, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.


An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of a Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by each Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by a Fund's Board and overseen primarily by the Fund's Pricing Committee.


                              TRUSTEES AND OFFICERS


The following table presents certain information regarding the Board Members of the Trust. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940
Act) of the Trust or the Advisor (each, an "Independent Board Member") is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the Funds do not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)        President, Driscoll Associates (consulting firm); Executive           133
Chairperson since 2004,(2) and    Fellow, Center for Business Ethics, Bentley College;
Board Member since 1987           formerly: Partner, Palmer & Dodge (1988-1990); Vice President
                                  of Corporate Affairs and General Counsel, Filene's
                                  (1978-1988); Directorships: Trustee of 8 open-end mutual
                                  funds managed by Sun Capital Advisers, Inc. (since 2007);
                                  Director of ICI Mutual Insurance Company (since 2007);
                                  Advisory Board, Center for Business Ethics, Bentley College;
                                  Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company
                                  Institute (audit, executive, nominating committees) and
                                  Independent Directors Council (governance, executive
                                  committees)
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   Consultant, World Bank/Inter-American Development Bank;               133
(1950)                            formerly: Project Leader, International Institute for Applied
Vice Chairperson since 2008, and  Systems Analysis (1998-2001); Chief Executive Officer, The
Board Member since 1993           Eric Group, Inc. (environmental insurance) (1986-1998)
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)         Retired; formerly: Executive Vice President and Chief Risk            133
Board Member since 1999           Management Officer, First Chicago NBD Corporation/The First
                                  National Bank of Chicago (1996-1998); Executive Vice
                                  President and Head of International Banking (1995-1996);
                                  Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility
                                  company); Stockwell Capital Investments PLC (private equity);
                                  former Directorships: First Oak Brook Bancshares, Inc. and
                                  Oak Brook Bank
--------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr. (1943)      Vice Chair, WGBH Educational Foundation; Directorships:               133
 Board Member since               Association of Public Television Stations; Becton Dickinson
 1990                             and Company(3) (medical technology company); Belo
                                  Corporation(3) (media company); Boston Museum of Science;
                                  Public Radio International; former Directorships: American
                                  Public Television; Concord Academy; New England Aquarium;
                                  Mass. Corporation for Educational Telecommunications;
                                  Committee for Economic Development; Public Broadcasting
                                  Service
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)               Managing General Partner, Exeter Capital Partners (a series           133
Board Member since                of private equity funds); Directorships: Progressive Holding
1996                              Corporation (kitchen goods importer and distributor); Natural
                                  History, Inc. (magazine publisher); Box Top Media Inc.
                                  (advertising); The Kennel Shop (retailer)
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               Clinical Professor of Finance, NYU Stern School of Business           133
(1945)                            (1997-present); Member, Finance Committee, Association for
Board Member since                Asian Studies (2002-present); Director, Mitsui Sumitomo
2001                              Insurance Group (US) (2004-present); prior thereto, Managing
                                  Director, J.P. Morgan (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                Jacob Safra Professor of International Banking and Professor,         133
(1946)                            Finance Department, The Wharton School, University of
Board Member since                Pennsylvania (since July 1972); Co-Director, Wharton
1990                              Financial Institutions Center (since July 2000); Director,
                                  Japan Equity Fund, Inc. (since September 2007), Thai Capital
                                  Fund, Inc. (since September 2007), Singapore Fund, Inc.
                                  (since September 2007); formerly: Vice Dean and Director,
                                  Wharton Undergraduate Division (July 1995-June 2000);
                                  Director, Lauder Institute of International Management
                                  Studies (July 2000-June 2006)
--------------------------------------------------------------------------------------------------------------------
William McClayton (1944)          Managing Director, Diamond Management & Technology                    133
Board Member since 2004           Consultants, Inc. (global management consulting firm)
                                  (2001-present); Directorship: Board of Managers, YMCA of
                                  Metropolitan Chicago; formerly: Senior Partner, Arthur
                                  Andersen LLP (accounting) (1966-2001); Trustee, Ravinia
                                  Festival
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  President and Chief Executive Officer, The Pew Charitable             133
(1951)                            Trusts (charitable organization) (1994 to present); Trustee,
Board Member since                Thomas Jefferson Foundation (charitable organization) (1994
1995                              to present); Trustee, Executive Committee, Philadelphia
                                  Chamber of Commerce (2001 to 2007); Trustee, Pro Publica
                                  (2007-present) (charitable organization); formerly: Executive
                                  Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor
                                  Education (charitable organization) (2004-2005); Director,
                                  Viasys Health Care(3) (January 2007-June 2007)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            Private investor since October 2003; Trustee of 8 open-end            133
(1946)                            mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since                October 1998); formerly: Pension & Savings Trust Officer,
1993                              Sprint Corporation(3) (telecommunications) (November
                                  1989-September 2003)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            Retired; formerly: Consultant (1997-2001); Director, US               133
(1943)                            Government Accountability Office (1996-1997); Partner,
Board Member since                Fulbright & Jaworski, L.L.P. (law firm) (1978-1996);
1997                              Directorships: The William and Flora Hewlett Foundation;
                                  Service Source, Inc.; former Directorships: Mutual Fund
                                  Directors Forum (2002-2004), American Bar Retirement
                                  Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)        President, Robert H. Wadsworth & Associates, Inc. (consulting         136
Board Member since 1999           firm) (1983 to present); Director, The Phoenix Boys Choir
                                  Association
--------------------------------------------------------------------------------------------------------------------

Interested Board Member

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(4)                Managing Director(5), Deutsche Asset Management; Head of              133
 (1958)                           Deutsche Asset Management Americas; CEO of DWS Investments;
 Board Member since               formerly: board member of DWS Investments, Germany
 2006                             (1999-2005); Head of Sales and Product Management for the
                                  Retail and Private Banking Division of Deutsche Bank in
                                  Germany (1997-1999); various strategic and operational
                                  positions for Deutsche Bank Germany Retail and Private
                                  Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
--------------------------------------------------------------------------------------------------------------------

Officers(6)

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position
 with the Trust and Length of     Business Experience and
 Time Served(7)                   Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(8) (1965)       Managing Director(5), Deutsche Asset Management (2006-present); President of
 President, 2006-present          DWS family of funds; Director, ICI Mutual Insurance Company (since
                                  October 2007); formerly: Director of Fund Board Relations (2004-2006) and
                                  Director of Product Development (2000-2004), Merrill Lynch Investment Managers;
                                  Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
--------------------------------------------------------------------------------------------------------------------
 John Millette(9) (1962)          Director(5), Deutsche Asset Management
 Vice President and Secretary,
 1999-present
--------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(8) (1963)       Managing Director(5), Deutsche Asset Management (since July 2004); formerly:
 Chief Financial Officer,         Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family
 2004-present                     of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
 Treasurer, 2005-present          Global Asset Management (1994-1998)
--------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(10) (1963)   Vice President, Deutsche Asset Management (since June 2005); formerly: Counsel,
 Assistant Secretary,             New York Life Investment Management LLC (2003-2005); legal associate, Lord,
 2005-present                     Abbett & Co. LLC (1998-2003)
--------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(10)  (1962)     Director(5), Deutsche Asset Management (since September 2005); formerly:
 Assistant Secretary,             Counsel, Morrison and Foerster LLP (1999-2005)
 2005-present
--------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(9) (1962)       Managing Director(5), Deutsche Asset Management
 Assistant Secretary,
 1997-present
--------------------------------------------------------------------------------------------------------------------
 Paul Antosca(9)                  Director(5), Deutsche Asset Management (since 2006); formerly: Vice President,
 (1957)                           The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jack Clark (9)                   Director(5), Deutsche Asset Management (since 2007); formerly: Vice President,
 (1967)                           State Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan D'Eramo(9)     Director(5), Deutsche Asset Management
 (1957)
 Assistant Treasurer,
 2003-present
--------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(9)               Director(5), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(10) (1972)         Vice President, Deutsche Asset Management (since 2006); formerly: AML
 Anti-Money Laundering            Operations Manager for Bear Stearns (2004-2006); Supervising Compliance
 Compliance Officer,              Principal and Operations Manager for AXA Financial (1999-2004)
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Robert Kloby(10) (1962)          Managing Director(5), Deutsche Asset Management (2004-present); formerly: Chief
 Chief Compliance Officer,        Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
 2006-present                     The Prudential Insurance Company of America (1988-2000); E.F. Hutton and
                                  Company (1984-1988)
--------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(10)       Director(5), Deutsche Asset Management (2006-present); formerly: Director,
 (1951)                           Senior Vice President, General Counsel, and Assistant Secretary, Hansberger
 Chief Legal Officer,             Global Investors, Inc. (1996-2006); Director, National Society of Compliance
 2006-present                     Professionals (2002-2005) (2006-2009)
--------------------------------------------------------------------------------------------------------------------

(1) The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

(2) Represents the year in which Ms. Driscoll was first appointed Chairperson of certain DWS funds.

(3) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4) The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the Funds.

(5)      Executive title, not a board directorship.

(6) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(7) The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(8)      Address:  345 Park Avenue, New York, New York 10154.

(9)      Address: One Beacon Street, Boston, Massachusetts 02108.

(10)     Address:  280 Park Avenue, New York, New York 10017.

Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.

Officer's Role with Principal Underwriter:  DWS Investments Distributors, Inc.

Paul H. Schubert:                 Vice President
Jason Vazquez:                    Vice President and AML Compliance Officer
Caroline Pearson:                 Secretary
Patricia DeFilippis:              Assistant Secretary

Board Members' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds.

Board Committees. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Funds' accounting and financial reporting policies and procedures, (3) the Funds' compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Funds. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Funds, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Funds' accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the calendar year 2007, the Audit Committee of the Funds' Board held nine (9) meetings.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, Board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the calendar year 2007, the Nominating/Corporate Governance Committee of the Funds' Board performed similar functions and held three (3) meetings.

Contract Committee: The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually, (a) the Funds' financial arrangements with DIMA and its affiliates, and (b) the Funds' expense ratios. The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton and Jean Gleason Stromberg.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those funds that primarily invest in equity securities (except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring and Rebecca W. Rimel. During the calendar year 2007, the Equity Oversight Committee of the Funds' Board performed similar functions and held six (6) meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight Committee reviews the investment operations of those funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Paul K. Freeman, Kenneth C. Froewiss and Robert H. Wadsworth. During the calendar year 2007, the Fixed-Income Oversight Committee of the Funds' Board performed similar functions and held six (6) meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder Services Committee reviews the Funds' marketing program, sales practices and literature and shareholder services. The members of the Marketing and Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie Driscoll (Vice Chair), Paul K. Freeman, Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth. During the calendar year 2007, the Marketing/Distribution/Shareholder Service Committee of the Funds' Board performed similar functions and held seven (7) meetings. ]

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Funds. The Operations Committee reviews administrative matters related to the operations of the Funds, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Funds' securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the Funds' Valuation Procedures. The Operations Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Paul K. Freeman (Chair), Dawn-Marie Driscoll (Vice Chair), John W. Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W. Ballantine, Dawn-Marie Driscoll (Alternate), Paul K. Freeman (Alternate), Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the calendar year 2007, the [Operations Committee [(for former Chicago Board) / Expenses/Operations Committee (for former NY Board)] and Valuation Committee performed similar functions and each held [six (6) (for former Chicago Board) / nine (9) (for former NY Board)] meetings and [number of meetings varies by fund -- minimum of 1 (for former Chicago Board) / number of meetings varies by fund -- minimum of 6 (for former NY Board)] meetings, respectively.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the Funds for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Funds or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from the Funds and aggregate compensation from all of the funds in the DWS fund complex received by each Independent Board Member during the calendar year 2007. Mr. Schwarzer is an interested person of the Funds and received no compensation from the Funds or any fund in the DWS fund complex during the relevant periods.

                                Aggregate Compensation      Aggregate Compensation          Total Compensation
                              from DWS California Tax-         from DWS New York              from Fund and
  Name of Board Member             Free Income Fund          Tax-Free Income Fund           DWS Fund Complex(1)
  --------------------             ----------------          --------------------           -------------------
  John W. Ballantine                    $4,840                       $3,670                       $215,000
  Henry P. Becton, Jr.(2)                 $0                             $0                       $200,000
  Dawn-Marie Driscoll(2)(3)               $0                             $0                       $253,000
  Keith R. Fox(2)                         $0                             $0                       $203,000
  Paul K. Freeman(4)                    $5,979                       $4,542                       $265,000
  Kenneth C. Froewiss(2)                  $0                             $0                       $200,000
  Richard J. Herring(2)                   $0                             $0                       $195,000
  William McClayton(5)                  $4,620                       $3,500                       $205,000
  Rebecca W. Rimel(2)                     $0                             $0                       $194,000
  William N. Searcy, Jr.(2)               $0                             $0                       $200,000
  Jean Gleason Stromberg(2)               $0                             $0                       $189,000
  Robert H. Wadsworth                   $4,620                       $3,500                       $245,250

(1)      The DWS fund complex is composed of 138 funds as of December 31, 2007.

(2) Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Funds' direct shareholders
         (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $1,000 for Mr. Becton, $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for
         Dr. Herring, $5,000 for Ms. Rimel, $1,000 for Mr. Searcy and $1,000 for
         Ms. Stromberg. These meeting fees were borne by the Advisor.

(3) Includes $50,000 in annual retainer fees received by Ms. Driscoll as Chairperson of certain DWS funds.

(4) Includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as Chairperson of certain DWS funds.

(5)      Does not include $15,000 to be paid to Mr. McClayton in calendar year
         2008 for numerous special meetings of an ad hoc committee of the former
         Chicago Board in connection with board consolidation initiatives.

Dr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Dr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Ownership in the Funds

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Funds and DWS fund complex as of June 30, 2008.

                                                                    Dollar Range of          Aggregate Dollar Range of
                                                               a Beneficial Ownership         Ownership in all Funds
                                     Dollar Range of Beneficial     in DWS New York                 Overseen by
                                     Ownership in DWS Californi        Tax-Free                    Board Member
Board Member                            Tax- Free Income Fund         Income Fund           in the DWS Fund Complex(1)
------------                            ---------------------         -----------           --------------------------

Independent Board Member:
-------------------------

John W. Ballantine                             None                     None                     Over $100,000
Henry P. Becton, Jr.                           None                     None                     Over $100,000
Dawn-Marie Driscoll                            None                     None                     Over $100,000
Keith R. Fox                                   None                     None                     Over $100,000
Paul K. Freeman                                None                     None                     Over $100,000
Kenneth C. Froewiss                            None                     None                     Over $100,000
Richard J. Herring                             None                     None                     Over $100,000
William McClayton                              None                     None                     Over $100,000
Rebecca W. Rimel                               None                     None                     Over $100,000
William N. Searcy, Jr.                         None                     None                     Over $100,000
Jean Gleason Stromberg                         None                     None                     Over $100,000
Robert H. Wadsworth                            None                     None                     Over $100,000

Interested Board Member:
------------------------

Axel Schwarzer                                 None                     None                     Over $100,000

(1) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power, and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Funds, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2007. Immediate family members can be a spouse, children residing in the same household including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Funds (including
Deutsche Bank AG).

                                                                                   Value of        Percent of
                                   Owner and                                     Securities on     Class on an
Independent                     Relationship to                     Title of     an Aggregate       Aggregate
Board Member                      Board Member         Company        Class          Basis            Basis
------------                      ------------         -------        -----          -----            -----

John W. Ballantine                                        None
Henry P. Becton, Jr.                                      None
Dawn-Marie Driscoll                                       None
Keith R. Fox                                              None
Paul K. Freeman                                           None
Kenneth C. Froewiss                                       None
Richard J. Herring                                        None
William McClayton                                         None
Rebecca W. Rimel                                          None
William N. Searcy, Jr.                                    None
Jean Gleason Stromberg                                    None
Robert H. Wadsworth                                       None

Securities Beneficially Owned

As of November 7, 2008, the Board Members and officers of the Trust owned, as a group, less than 1% of the outstanding shares of each Fund.

To the best of each Fund's knowledge, as of November 7, 2008, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares.

DWS California Tax-Free Income Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

CITIGROUP GLOBAL MARKETS INC                                 5,956,041.22                   9.06% of Class A
XXXXXXXXXX
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MORGAN STANLEY & CO.                                         4,310,118.84                   6.56% of Class A
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ  07311

CARL E ELMENDORF JR TTEE                                       49,456.43                    14.23% of Class B
MARY LOU ELMENDORF TTEE
ELMENDORF FAM TR U/A DTD 05/18/1996
CARSON CA  90745-6435

MLPF&S FOR THE SOLE BENEFIT OF                                 28,591.82                    8.23% of Class B
ITS CUSTOMERS
ATTN FUND ADMINISTRATION #97D69
JACKSONVILLE FL  32246-6484

MORGAN STANLEY & CO.                                           24,019.53                    6.91% of Class B
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ  07311

MLPF&S FOR THE SOLE BENEFIT OF                                325,640.56                    19.97% of Class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION #97D72
JACKSONVILLE FL  32246-6484

PERSHING LLC                                                  177,200.77                    10.86% of Class C
JERSEY CITY NJ  07303-2052

MORGAN STANLEY & CO.                                          154,244.54                    9.46% of Class C
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ  07311

CITIGROUP GLOBAL MARKETS INC                                  128,792.49                     7.9% of Class C
XXXXXXXXXX
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

CHARLES SCHWAB & CO INC                                      3,796,433.56                   9.67% of Class S
SAN FRANCISCO CA  94104-4151

DWS New York Tax-Free Income Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

CITIGROUP GLOBAL MARKETS INC                                  791,674.60                    7.07% of Class A
XXXXXXXXXX
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

CITIGROUP GLOBAL MARKETS INC                                   25,326.93                    13.63% of Class B
XXXXXXXXXX
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MLPF&S FOR THE SOLE BENEFIT OF                                 12,794.37                    6.89% of Class B
ITS CUSTOMERS
ATTN FUND ADMINISTRATION (97D85)
JACKSONVILLE FL  32246-6484

MORGAN STANLEY & CO.                                           48,730.30                    10.26% of Class C
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ  07311

RBC CAPITAL MARKETS CORP FBO                                   30,463.57                    6.42% of Class C
KANDALA K CHARY
EAST AMHERST NY  14051-1769

MLPF&S FOR THE SOLE BENEFIT OF                                 27,163.81                    5.72% of Class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION (97D86)
JACKSONVILLE FL  32246-6484

JOHN A COLEMAN TOD                                             24,465.43                    5.15% of Class C
WOODHAVEN NY  11421-2306




Agreement to Indemnify Independent Trustees for Certain Expenses


In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected Funds, their directors and officers, DIMA and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected Funds, all) of the Independent Trustees of the Affected Funds, against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the Independent Trustees ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustees to the Affected Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.




                                FUND ORGANIZATION


The DWS State Tax-Free Income Series (the "State Trust") was organized under the name "Kemper California Tax-Free Income Fund" as a business trust under the laws of Massachusetts on October 24, 1985 with a single investment portfolio. Each series of the State Trust is an open-end, non-diversified fund. On February 6, 2006, the Trust changed its name from Investments State Tax-Free Income Series to DWS State Tax-Free Income Series.

The Trust is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in the second quarter of 2008, as may be further amended from time to time (the "Declaration of Trust"). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and a Fund's prospectus. Each share has equal rights with each other share of the same class of a Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or a Fund thereof; (c) an amendment of the Declaration of Trust that (i) would affect a shareholder right to vote, (ii) may be required by law to be approved by shareholders, and (iii) is submitted to shareholders by the Board of Trustees;
(d) such additional matters relating to the Trust as may be required by law; and
(e) such additional matters as the Board of Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

Except as noted above, the Declaration of Trust provides that the Board of Trustees may amend or otherwise supplement the Declaration of Trust by making an amendment, a supplemental thereto or an amended and restated Declaration of Trust by an instrument in writing executed by a majority of the Board of Trustees, provided that any provision of the Declaration of Trust that requires the approval of more than a majority of the Board of Trustees for any matter may be amended only with the approval of such greater number of the Board of Trustees. The Board of Trustees may, without any shareholder vote, amend the Declaration of Trust (x) to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or (y) if they deem it necessary or advisable, to conform the Declaration of Trust to the requirements of applicable law, including the 1940 Act or the Internal Revenue Code of 1986, as amended, but the Board of Trustees shall not be liable for failing to do so, or (z) with respect to an amendment affecting a Fund or class, for any reason at any time, if there are no shares of such Fund or class outstanding at that time. In the event that the Board of Trustees, without shareholder approval, make any material amendment to the Declaration of Trust that affects the rights of shareholders, as determined by the Board of Trustees, notice of the substance of such amendment shall be provided to shareholders affected by such amendment at such time and in such manner as the Board of Trustees determine to be appropriate, provided, however, that the failure to provide such notice in any particular instance shall not affect the validity of such amendment.

The Declaration of Trust provides that the Board of Trustees, subject to applicable law, may authorize the Trust or any Fund or class thereof to merge, reorganize or consolidate with any corporation, association, trust or series thereof (including another Fund or class of the Trust) or other entity (in each case, the "Surviving Entity") or the Board of Trustees may sell, lease or exchange all or substantially all of the property owned or held for the account of the Trust (or all or substantially all of the property allocated or belonging to a particular Fund or class) including its good will to any Surviving Entity, upon such terms and conditions and for such consideration as authorized by the Board of Trustees. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Board of Trustees. The Board of Trustees shall provide notice to affected shareholders of each transaction. The authority granted to the Board of Trustees under this provision of the Declaration of Trust remains subject to the requirements of the law. For example, rules under the 1940 Act require reorganizations involving affiliated funds to be approved by the shareholders of the fund being acquired unless certain conditions are satisfied. As a result, some transactions will require shareholder approval even though the Declaration of Trust may not otherwise require it. Such transactions could, in certain circumstances, adversely affect a Fund's or class' expense ratio or other aspects of a shareholder's investment.

The Declaration of Trust also provides that shareholder meeting quorum requirements shall be established in the Trust's By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust's By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including
(a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of Trustees to terminate a Fund/Portfolio or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or property of the series, in cash or in kind or partly each, to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

The Declaration of Trust provides that no shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust without first making demand on the Board of Trustees requesting the Board of Trustees to bring or maintain such action, proceeding or claim. Such demand shall be made to the Secretary of the Trust at the Trust's principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the shareholder to support the allegations made in the demand. The Board of Trustees, in their sole discretion, may submit the matter to a vote of the shareholders of the Trust, as appropriate. The Declaration of Trust also provides that any action commenced by a shareholder, directly or derivatively, against the Trust of a Fund/Portfolio or class thereof, the Board of Trustees or officers, shall be brought only in the U.S. District Court for the Southern District of New York; or if such action may not be brought in that court, then such action shall be brought in "the Business Litigation Session of the Massachusetts Superior Court in Suffolk County" (together with the U.S. District Court for the Southern District of New York, the "Chosen Courts"). The Declaration of Trust further provides that the Trust, its Trustees and officers, and shareholders (a) waive any objection to venue in either Chosen Court and (b) waive any objection that either Chosen Court is an inconvenient forum.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or a Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and a Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and a Fund itself is unable to meet its obligations.




                             PROXY VOTING GUIDELINES


The Funds have delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. The Advisor votes proxies pursuant to the proxy voting policy and guidelines (set forth in Appendix A to this SAI).

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: www.dws-investments.com (click on "proxy voting" at the bottom of the page).




                              FINANCIAL STATEMENTS


The financial statements, including the portfolios of investments, of DWS California Tax-Free Income Fund and DWS New York Tax-Free Income Fund, together with the Reports of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Reports to the Shareholders of the Funds dated August 31, 2008, are incorporated herein by reference and are hereby deemed to be a part of this combined SAI.


                             ADDITIONAL INFORMATION

The CUSIP number of DWS California Tax-Free Income Fund -- Class S is 23337H405.

The CUSIP number of DWS New York Tax-Free Income Fund -- Class S is 23337H801.

Each Fund has a fiscal year end of August 31.


This SAI contains the information of DWS California Tax-Free Income Fund and DWS New York Tax-Free Income Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Trustees of each Fund have considered this, and have approved the use of this SAI.

The Funds' prospectuses and this SAI omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.


                      APPENDIX A -- PROXY VOTING GUIDELINES

       Deutsche Asset Management ("AM") Proxy Voting Policy and Guidelines


I.       INTRODUCTION

AM has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. In addition, AM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee ("the GPVSC"). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.


II.      AM'S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM's advisory clients.(1) As such, AM's authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients' proxy votes to Institutional Shareholder Services ("ISS"), an independent third-party proxy voting specialist. ISS votes AM's advisory clients' proxies in accordance with AM's proxy guidelines or AM's specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines

------------------

(1) For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.


III.     POLICIES


1. Proxy voting activities are conducted in the best economic interest of clients

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.


2.       The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the "GPVSC") is an internal working group established by the applicable AM's Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM's proxy voting activities, including:

(i) adopting, monitoring and updating guidelines, attached as Exhibit A (the "Guidelines"), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii) voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM's clients; and

(iii) monitoring the Proxy Vendor Oversight's proxy voting activities (see below).

AM's Proxy Vendor Oversight, a function of AM's Operations Group, is responsible for coordinating with ISS to administer AM's proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS' proxy responsibilities in this regard.


3. Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM's discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM's discretion; however, AM must not selectively disclose its investment company clients' proxy voting records. The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies' proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company's proxy voting record for 12-month periods ended June 30 (see "Recordkeeping" below), if so required by relevant law.


IV.      PROCEDURES

The key aspects of AM's proxy voting process are as follows:


1.       The GPVSC's Proxy Voting Guidelines

The Guidelines set forth the GPVSC's standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM's clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds ("Underlying Funds") in which Topiary Fund Management Fund of Funds (each, a "Fund") invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.


2.       Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.(2)

---------------------------

(2) The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC's voting determination.


3.       Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

o        Neither the Guidelines nor specific client instructions cover an issue;

o        ISS does not make a recommendation on the issue;

o The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client's best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM's policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.


4.       Conflict of Interest Procedures

A.       Procedures to Address Conflicts of Interest and Improper Influence
         ------------------------------------------------------------------

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,(3) the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM's clients.(4)

-----------------------

(3) As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

(4) The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division ("PCAM") regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. There will be a committee (the "Conflicts of Interest Management Sub-Committee") established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC's decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC's minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.       Investment Companies and Affiliated Public Companies
         ----------------------------------------------------

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.

C.       Other Procedures That Limit Conflicts of Interest
         -------------------------------------------------

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

o Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of AM employees from CIB, and information barriers between AM and other affiliates. Specifically, no AM employee may be subject to the supervision or control of any employee of CIB. No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).

Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Bank Americas Confidential and Inside Information Policy, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.


V.       RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

o AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

o The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

         --       The proxy statement (and any additional solicitation
                  materials) and relevant portions of annual statements.
         --       Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.
         --       Analyst worksheets created for stock option plan and share increase analyses.
         --       Proxy Edge print-screen of actual vote election.

o AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

o The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

o With respect to AM's investment company clients, ISS will create and maintain records of each company's proxy voting record for 12-month periods ended June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

         --       The name of the issuer of the portfolio security;
         --       The exchange ticker symbol of the portfolio security (if
                  symbol is available through reasonably practicable means);
         --       The Council on Uniform Securities Identification Procedures
                  number for the portfolio security (if the number is available through reasonably practicable means);
         --       The shareholder meeting date;
         --       A brief identification of the matter voted on;
         --       Whether the matter was proposed by the issuer or by a security holder;
         --       Whether the company cast its vote on the matter;
         --       How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
                  and
         --       Whether the company cast its vote for or against management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM Records Management Policy.

With respect to electronically stored records, "properly maintained" is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.


VI.      THE GPVSC'S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC's minutes.


                  Attachment A - Global Proxy Voting Guidelines

                                Table of contents

   I     Board Of Directors And Executives

         A        Election Of Directors

         B        Classified Boards Of Directors

         C        Board And Committee Independence

         D        Liability And Indemnification Of Directors

         E        Qualifications Of Directors

         F        Removal Of Directors And Filling Of Vacancies

         G        Proposals To Fix The Size Of The Board

         H Proposals to Restrict Chief Executive Officer's Service on Multiple Boards

         I Proposals to Restrict Supervisory Board Members Service on Multiple Boards

         J        Proposals to Establish Audit Committees

   II    Capital Structure

         A        Authorization Of Additional Shares

         B        Authorization Of "Blank Check" Preferred Stock

         C        Stock Splits/Reverse Stock Splits

         D        Dual Class/Supervoting Stock

         E        Large Block Issuance

         F        Recapitalization Into A Single Class Of Stock

         G        Share Repurchases

         H        Reductions In Par Value

   III   Corporate Governance Issues

         A        Confidential Voting

         B        Cumulative Voting

         C        Supermajority Voting Requirements

         D        Shareholder Right To Vote

   IV    Compensation

         A        Establishment of a Remuneration Committee

         B        Executive And Director Stock Option Plans

         C        Employee Stock Option/Purchase Plans

         D        Golden Parachutes

         E        Proposals To Limit Benefits Or Executive Compensation

         F        Option Expensing

         G        Management board election and motion

         H        Remuneration (variable pay)

         I        Long-term incentive plans

         J        Shareholder Proposals Concerning "Pay For Superior
                  Performance"

         K        Executive Compensation Advisory

   V     Anti-Takeover Related Issues

         A        Shareholder Rights Plans ("Poison Pills")

         B        Reincorporation

         C        Fair-Price Proposals

         D        Exemption From State Takeover Laws

         E        Non-Financial Effects Of Takeover Bids

   VI    Mergers & Acquisitions

   VII   Social & Political Issues

         A        Labor & Human Rights

         B        Diversity & Equality

         C        Health & Safety

         D        Government/Military

         E        Tobacco

   VIII  Environmental Issues

   IX    Miscellaneous Items

         A        Ratification Of Auditors

         B        Limitation Of Non-Audit Services Provided By Independent
                  Auditor

         C        Audit Firm Rotation

         D        Transaction Of Other Business

         E        Motions To Adjourn The Meeting

         F        Bundled Proposals

         G        Change Of Company Name

         H        Proposals Related To The Annual Meeting

         I        Reimbursement Of Expenses Incurred From Candidate Nomination

         J        Investment Company Proxies

         K        International Proxy Voting



These Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.


I.       Board of Directors and Executives


A.       Election of Directors

Routine: AM Policy is to vote "for" the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services ("ISS") subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AM's Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.


B.       Classified Boards of Directors

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.


C.       Board and Committee Independence

AM policy is to vote:

1. "For" proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2. "For" proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.       "For" separation of the Chairman and CEO positions.

5. "Against" proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as `independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.


D.       Liability and Indemnification of Directors

AM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.


E.       Qualifications of Directors

AM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.


F.       Removal of Directors and Filling of Vacancies

AM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.


G.       Proposals to Fix the Size of the Board

AM policy is to vote:

1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2. "Against" proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.


H.       Proposals to Restrict Chief Executive Officer's Service on Multiple
         Boards

AM policy is to vote "For" proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders' interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.


I. Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)

AM policy is to vote "for" proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders' interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.


J.       Proposals to Establish Audit Committees (For FFT and U.S. Securities)

AM policy is to vote "for" proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.


II.      Capital Structure

A.       Authorization of Additional Shares (For U.S. Securities)

AM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.


B.       Authorization of "Blank Check" Preferred Stock (For U.S. Securities)

AM policy is to vote:

1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2. "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.


C.       Stock Splits/Reverse Stock Splits

AM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally effect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.


D.       Dual Class/Supervoting Stock

AM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.


E.       Large Block Issuance (For U.S. Securities)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.


F.       Recapitalization into a Single Class of Stock

AM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.


G.       Share Repurchases

AM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.


H.       Reductions in Par Value

AM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.


III.     Corporate Governance Issues


A.       Confidential Voting

AM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.


B.       Cumulative Voting (For U.S. Securities)

AM policy is to vote "against" shareholder proposals requesting cumulative voting and "for" management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast "against" cumulative voting and "for" proposals to eliminate it if:

a) The company has a five year return on investment greater than the relevant industry index,

b) All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c) No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.


C.       Supermajority Voting Requirements

AM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.


D.       Shareholder Right to Vote

AM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.


IV.      Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.


A.       Establishment of a Remuneration Committee (For FFT Securities)

AM policy is to vote "for" proposals that require the establishment of a remuneration committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.


B.       Executive and Director Stock Option Plans

AM policy is to vote "for" stock option plans that meet the following criteria:

(1) The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2) The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3) The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)      The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.


C.       Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP's encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.


D.       Golden Parachutes

AM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.


E.       Proposals to Limit Benefits or Executive Compensation

AM policy is to vote "against"

1.       Proposals to limit benefits, pensions or compensation and

2. Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.


F.       Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as "no cost" compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.


G.        Management board election and motion (For FFT Securities)

AM policy is to vote "against":

o the election of board members with positions on either remuneration or audit committees;

o the election of supervisory board members with too many supervisory board mandates;

o "automatic" election of former board members into the supervisory board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations
- accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.


H.       Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AM policy is to vote "for" remuneration for Management Board that is transparent and linked to results.

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company - even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote "for" remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.


I.       Long-term incentive plans (For FFT Securities)

AM policy is to vote "for" long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

o directly align the interests of members of management boards with those of shareholders;

o establish challenging performance criteria to reward only above average performance;

o measure performance by total shareholder return in relation to the market or a range of comparable companies;

o are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;

o        do not allow a repricing of the exercise price in stock option plans.


J.       Shareholder Proposals Concerning "Pay for Superior Performance"

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS's applying this calculation and will vote according to their recommendation.


K.       Executive Compensation Advisory

AM policy is to follow management's recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company's named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management's compensation.


V.       Anti-Takeover Related Issues


A.       Shareholder Rights Plans ("Poison Pills")

AM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote "against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.


B.       Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.


C.       Fair-Price Proposals

AM policy is to vote "for" management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.


D.       Exemption from state takeover laws

AM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.


E.       Non-financial Effects of Takeover Bids

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM's stated purpose of acting in its client's best economic interest.


VI.      Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM's Policies and Procedures.


VII.     Social, Environmental & Political Issues

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions - particularly if the financial performance of the company could be impacted.

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles effecting shareholders' interests. AM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, AM's policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.


A.       Labor & Human Rights

AM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies


B.       Diversity & Equality

1. AM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2. AM policy is also to vote "against" proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.


C.       Health & Safety

1. AM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2. AM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.


D.       Government/Military

1. AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2. AM policy is to vote "against" shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3. AM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.


E.       Tobacco

1. AM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2. Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.


VIII.    Environmental Issues

AM policy is to follow management's recommended vote on CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power).

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.


IX.      Miscellaneous Items


A.       Ratification of Auditors

AM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.

B.       Limitation of non-audit services provided by independent auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.       Audit firm rotation

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D.       Transaction of Other Business

AM policy is to vote against "transaction of other business" proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.       Motions to Adjourn the Meeting

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.       Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.

G.       Change of Company Name

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.       Proposals Related to the Annual Meeting

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.       Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow management's recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation's board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.       Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote "for" staggered boards of closed-end investment companies, although AM generally votes "against" staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.


K.       International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.



                      APPENDIX B -- RATINGS OF INVESTMENTS



Bond and Commercial Paper Ratings

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

Moody's Investors Service, Inc.'s -- Corporate Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Moody's Investors Service, Inc.'s -- Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Moody's Investors Service, Inc.'s -- MUNICIPAL Short-Term Ratings

MIG. Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

Standard & Poor's RATINGS SERVICES -- Corporate Bond Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated "R" is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

Standard   &   Poor's   ratings
services -- SHORT-TERM Ratings

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. -- BOND RATINGS


INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                        DWS STATE TAX-FREE INCOME SERIES
                            PART C. OTHER INFORMATION

   Item 23.       Exhibits
   --------       --------
                    (a)                     Amended and Restated Agreement and Declaration of Trust dated June 6,
                                            2008 is filed herein.

                    (b)                     By-laws dated April 1, 2008 are filed herein.

                    (c)          (c)(1)     Amended and Restated Establishment and Designation of Classes of Shares
                                            of Beneficial Interest for Kemper California Tax-Free Income
                                            Fund.(Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement.)

                                 (c)(2)     Amended and Restated Establishment and Designation of Classes of Shares
                                            of Beneficial Interest for Kemper New York Tax-Free Income
                                            Fund.(Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement.)

                                 (c)(3)     Amended and Restated Establishment and Designation of Series of Shares
                                            of Beneficial Interest dated November 29, 2000.(Incorporated by reference to Post-Effective Amendment No. 37 to the Registration
                                            Statement.)

                                 (c)(4)     Redesignation of Series, dated February 6, 2006.(Incorporated by reference to Post-Effective Amendment No. 42 to the Registration
                                            Statement.)

                    (d)                     Amended and Restated Investment Management Agreement between the
                                            Registrant, on behalf of DWS California Tax-Free Income Fund and DWS
                                            New York Tax-Free Income Fund, and Deutsche Investment Management
                                            Americas Inc., dated May 1, 2008, as revised September 1, 2008 is filed herein.

                    (e)          (e)(1)     Selling Group Agreement.(Incorporated by reference to Post-Effective
                                            Amendment No. 22 to the Registration Statement.)

                                 (e)(2)     Addendum -- Selling Group Agreement.(Incorporated by reference to
                                            Post-Effective Amendment No. 22 to the Registration Statement.)

                                 (e)(3)     Underwriting Agreement between the Registrant and Scudder Distributors,
                                            Inc. on behalf of Class S shares.(Incorporated by reference to
                                            Post-Effective Amendment No. 37 to the Registration Statement.)

                                 (e)(4)     Underwriting and Distribution Services Agreement, dated April 5, 2002, between the Registrant and Scudder Distributors, Inc on behalf of Class
                                            A, B and C shares.(Incorporated by reference to Post-Effective
                                            Amendment No. 37 to the Registration Statement.)

                    (g)          (g)(1)     Master Custodian Agreement between the Registrant and State Street Bank and Trust Company dated March 22, 2007,  is filed herein.


                                       3

                                 (g)(2)     Form of Master Custodian Agreement between the Registrant and State
                                            Street Bank and Trust Company dated November 17, 2008, is filed herein.

                    (h)          (h)(1)     Agency Agreement, dated April 1, 2007, the Registrant and DWS Scudder
                                            Investments Service Company. (Incorporated by reference to
                                            Post-Effective Amendment No. 44 to the Registration Statement.)

                                 (h)(2)     Assignment and Assumption Agreement. (Incorporated by reference to
                                            Post-Effective Amendment No. 22 to the Registration Statement.)

                               (h)(3)(a)    Letter of Indemnity to the Scudder Funds dated September 10, 2004.
                                            (Incorporated by reference to Post-Effective Amendment No. 39 to the
                                            Registration Statement.)

                               (h)(3)(b)    Letter of Indemnity to the Scudder Funds dated September 10, 2004.
                                            (Incorporated by reference to Post-Effective Amendment No. 39 to the
                                            Registration Statement.)

                               (h)(3)(c)    Letter of Indemnity to the Independent Trustees dated September 10,
                                            2004. (Incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement.)

                                 (h)(4)     Form of Mutual Fund Rule 22c-2 Information Sharing Agreement between
                                            Registrant and DWS Scudder Distributors, Inc. is filed herein.

                                 (h)(5)     Amended and Restated Administrative Services Agreement between the
                                            Registrant, on behalf of DWS California Tax-Free Income Fund and DWS
                                            New York Tax-Free Income Fund, and Deutsche Investment Management
                                            Americas, Inc., dated May 1, 2008, as revised on September 1, 2008 is filed herein.

                                 (h)(6)     Form of Amended and Restated Administrative Services Agreement between the Registrant and Deutsche Investment Management Americas, Inc., dated
                                            October 1, 2008, is filed herein.

                                 (h)(7)     Form of Expense Limitation Agreement between DWS State Tax-Free Income
                                            Series, on behalf of DWS California Tax-Free Income Fund and DWS New
                                            York Tax-Free Income Fund, and Deutsche Investment Management Americas
                                            Inc., dated October 1, 2007, is filed herein.

                    (i)                     Legal Opinion and Consent of Counsel. (Incorporated by reference to
                                            Post-Effective Amendment No. 37 to the Registration Statement.)

                    (j)                     Consent of Independent Registered Public Accounting Firm. (Filed
                                            herein.)

                    (k)                     Inapplicable.

                    (l)                     Inapplicable.


                                       4

                    (m)          (m)(1)     Rule 12b-1 Plan between the Registrant, on behalf of Scudder New York
                                            Tax-Free Income Fund, (Class A shares) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective
                                            Amendment No. 36 to the Registration Statement.)

                                 (m)(2)     Amended and Restated Rule 12b-1 Plan between the Registrant, on behalf of Scudder New York Tax-Free Income Fund, (Class B shares) and Scudder
                                            Distributors, Inc., dated July 1, 2001. (Incorporated by reference to
                                            Post-Effective Amendment No. 36 to the Registration Statement.)

                                 (m)(3)     Amended and Restated Rule 12b-1 Plan between the Registrant, on behalf of Scudder New York Tax-Free Income Fund, (Class C shares) and Scudder
                                            Distributors, Inc., dated July 1, 2001. (Incorporated by reference to
                                            Post-Effective Amendment No. 36 to the Registration Statement.)

                                 (m)(4)     Rule 12b-1 Plan between the Registrant, on behalf of Scudder California
                                            Tax-Free Income Fund, (Class A shares) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective
                                            Amendment No. 36 to the Registration Statement.)

                                 (m)(5)     Amended and Restated Rule 12b-1 Plan between the Registrant, on behalf of Scudder California Tax-Free Income Fund, (Class B shares) and
                                            Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration
                                            Statement.)

                                 (m)(6)     Amended and Restated Rule 12b-1 Plan between the Registrant, on behalf of Scudder California Tax-Free Income Fund, (Class C shares) and
                                            Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration
                                            Statement.)

                                 (m)(7)     Shareholder Services Agreement between the Registrant and Scudder
                                            Distributors, Inc. dated April 5, 2002. (Incorporated by reference to
                                            Post-Effective Amendment No. 37 to the Registration Statement.)

                    (n)                     Amended and Restated Multi-Distribution System Plan dated November 20,
                                            2002. (Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement.)

                    (p)          (p)(1)     Code of Ethics for Deutsche Asset Management dated January 1, 2008 is filed herein.

                                 (p)(2)     Consolidated Fund Code of Ethics, dated March 14, 2006.
                                            (Incorporated by reference to Post-Effective Amendment No. 42 to the
                                            Registration Statement.)

Item 24.          Persons Controlled By or Under Common Control With Registrant
--------          -------------------------------------------------------------

                  Inapplicable.

Item 25.          Indemnification
--------          ---------------

                  Article IV of the Registrant's Amended and Restated Declaration of Trust (Exhibit (a)(1) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and Trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940, as amended, (the "1940 Act") and its own terms, said Article of the Amended and Restated Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                  Each of the Trustees who is not an "interested person" (as defined under the 1940 Act) of Registrant (a "Non-interested Trustee") has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendment of the Amended and Restated Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses, more timely, efficient and certain. In accordance with Section 17(h) of the 1940 Act, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                  The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

                  On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment adviser, now known as Deutsche Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the "Transaction"). In connection with the Trustees' evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not "interested persons" of Scudder, Deutsche Bank or Registrant (the "Independent Trustees") for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees' consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

                  Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Non-interested Trustees) and consultants, whether retained by the Registrant or the Non-interested Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant ("Private Litigation and Enforcement Actions"). In the event that this indemnification is unavailable to the Registrant for any reason, then DIMA has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DIMA and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, however, if no final determination is made in such action or proceeding as to the relative fault of DIMA and the Registrant, then DIMA shall pay the entire amount of such loss, damage, liability or expense.

                  In recognition of its undertaking to indemnify the Registrant, DIMA has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Non-interested Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Non-interested Trustees, arising from the Private Litigation and Enforcement, including without limitation:

                  1. all reasonable legal and other expenses incurred by the Non-interested Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

                  2. all liabilities and expenses incurred by any Non-interested Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

                  3. any loss or expense incurred by any Non-interested Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DIMA (or by a representative of DIMA acting as such, acting as a representative of the Registrant or of the Non-interested Trustees or acting otherwise) for the benefit of the Non-interested Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DIMA, any of its corporate affiliates, or any of their directors, officers or employees;

                  4. any loss or expense incurred by any Non-interested Trustee, whether or not such loss or expense is otherwise covered under the terms of a policy of insurance, but for which the Non-interested Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DIMA or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to a matter which is the subject of the indemnification agreement; provided, however, the total amount which DIMA will be obligated to pay under this provision for all loss or expense, will not exceed the amount that DIMA and any of its affiliate actually receive under that policy or insurance for or with respect to a matter which is the subject of the indemnification agreement; and

                  5. all liabilities and expenses incurred by any Non-interested Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DIMA prevails on the merits of any such dispute in a final, nonappealable court order.

                  DIMA is not required to pay costs or expenses or provide indemnification to or for any individual Non-interested Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Non-interested Trustee ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Non-interested Trustee to the Registrant or its shareholders to which such Non-interested Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee's duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeAM has paid costs or expenses under the agreement to any individual Non-interested Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Non-interested Trustee's liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee's duties as a Trustee of the Registrant, such Non-interested Trustee has undertaken to repay such costs or expenses to DIMA.

Item 26.          Business and Other Connections of Investment Advisor
--------          ----------------------------------------------------

                  During the last two fiscal years, no director or officer of Deutsche Investment Management Americas Inc., the investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27.          Principal Underwriters
--------          ----------------------

                  (a)

                  DWS Investments Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for registered open-end management investment companies other funds managed by Deutsche Investment Management Americas Inc.

                  (b)

                  Information on the officers and directors of DWS Investments Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

                      (1)                             (2)                                  (3)
          DWS Investments
          Distributors, Inc.
          Name and Principal             Positions and Offices with               Positions and
          Business Address               DWS Investments Distributors, Inc.       Offices with Registrant
          ----------------               ----------------------------------       -----------------------
         Philipp Hensler                Director, Chairman of the Board and CEO   None
         345 Park Avenue
         New York, NY 10154

         Michael Colon                  Director and Chief Operating Officer      None
         345 Park Avenue
         New York, NY 10154

         Thomas Winnick                 Director and President                    None
         345 Park Avenue
         New York, NY 10154

         Cliff Goldstein                Chief Financial Officer and Treasurer     None
         100 Plaza One
         Jersey City, NJ 07311

         Robert Froehlich               Vice President                            None
         222 South Riverside Plaza
         Chicago, IL 60606

         Paul Schubert                  Vice President                            Chief Financial Officer
         345 Park Avenue                                                          and Treasurer
         New York, NY 10154

         Mark Perrelli                  Vice President                            None
         345 Park Avenue
         New York, NY 10154

         Donna White                    Chief Compliance Officer                  None
         280 Park Avenue
         New York, NY 10017

         Jason Vazquez                  Vice President and AML Compliance         AML Compliance Officer
         280 Park Avenue                Officer
         New York, NY 10017


                                       9

                      (1)                             (2)                                  (3)
          DWS Investments
          Distributors, Inc.
          Name and Principal             Positions and Offices with               Positions and
          Business Address               DWS Investments Distributors, Inc.       Offices with Registrant
          ----------------               ----------------------------------       -----------------------

         Caroline Pearson               Secretary                                 Assistant Secretary
         One Beacon Street
         Boston, MA 02108

         Philip J. Collora              Assistant Secretary                       Vice President and
         222 South Riverside Plaza                                                Assistant Secretary
         Chicago, IL 60606

         Patricia DeFilippis            Assistant Secretary                       None
         280 Park Avenue
         New York, NY 10017

         Anjie LaRocca                  Assistant Secretary                       None
         280 Park Avenue
         New York, NY 10017

         (c)      Not applicable

Item 28.          Location of Accounts and Records
--------          --------------------------------

                  Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained at the offices of the Registrant, the offices of Registrant's investment adviser, DIMA, 222 South Riverside Plaza, Chicago, Illinois 60606, at the offices of the Registrant's principal underwriter, DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 or, in the case of records concerning custodial functions, at the offices of the custodian, State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110 or, in the case of records concerning transfer agency at the offices of State Street and of the shareholder service agent DWS Investments Service Company, 210 West 10th Street, Kansas City, Missouri 64105, or DST Systems, Inc., the sub-transfer agent, 127 West 10th Street, Kansas City, Missouri 64105.

Item 29.          Management Services
--------          -------------------

                  Not applicable.

Item 30.          Undertakings
--------          ------------

                  Not applicable.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 18th day of November 2008.

                                                DWS STATE TAX-FREE INCOME SERIES

                                                      By:   /s/Michael G. Clark
                                                           --------------------
                                                           Michael G. Clark*

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                                  TITLE                                        DATE
---------                                  -----                                        ----
/s/Michael G. Clark
-------------------------------------
Michael G. Clark*                          President                                    November 18, 2008

/s/Paul H. Schubert
-------------------------------------
Paul H. Schubert                           Chief Financial Officer and Treasurer        November 18, 2008

/s/John W. Ballantine
-------------------------------------
John W. Ballantine*                        Trustee                                      November 18, 2008

/s/Henry P. Becton, Jr.
-------------------------------------
Henry P. Becton, Jr.*                      Trustee                                      November 18, 2008

/s/Dawn-Marie Driscoll
-------------------------------------
Dawn-Marie Driscoll*                       Chairperson and Trustee                      November 18, 2008

/s/Keith R. Fox
-------------------------------------
Keith R. Fox*                              Trustee                                      November 18, 2008

/s/Paul K. Freeman
-------------------------------------
Paul K. Freeman*                           Vice Chairperson and Trustee                 November 18, 2008

/s/Kenneth C. Froewiss
-------------------------------------
Kenneth C. Froewiss*                       Trustee                                      November 18, 2008

/s/Richard J. Herring
-------------------------------------
Richard J. Herring*                        Trustee                                      November 18, 2008

/s/William McClayton
-------------------------------------
William McClayton*                         Trustee                                      November 18, 2008

/s/Rebecca W. Rimel
-------------------------------------
Rebecca W. Rimel*                          Trustee                                      November 18, 2008

/s/William N. Searcy, Jr.
-------------------------------------
William N. Searcy, Jr.*                    Trustee                                      November 18, 2008

SIGNATURE                                  TITLE                                        DATE
---------                                  -----                                        ----

/s/Jean Gleason Stromberg
-------------------------------------
Jean Gleason Stromberg*                    Trustee                                      November 18, 2008

/s/Robert H. Wadsworth
-------------------------------------
Robert H. Wadsworth*                       Trustee                                      November 18, 2008

/s/Axel Schwarzer
-------------------------------------
Axel Schwarzer*                            Trustee                                      November 18, 2008

*By:     /s/Caroline Pearson
         ------------------------------
         Caroline Pearson**
         Assistant Secretary

**   Attorney-in-fact pursuant to the powers of attorney as filed herein.

Cash Account Trust                     DWS Institutional Funds             DWS Strategic Government
Cash Management Portfolio              DWS International Fund, Inc.                Securities Fund
Cash Reserve Fund, Inc.                DWS Investment Trust                DWS Strategic Income Fund
DWS Advisor Funds                      DWS Investments VIT Funds           DWS Strategic Municipal Income
DWS Balanced Fund                      DWS Investors Funds, Inc.                   Trust
DWS Blue Chip Fund                     DWS Money Funds                     DWS Target Date Series
DWS Communications Fund, Inc.          DWS Money Market Trust              DWS Target Fund
DWS Dreman Value Income                DWS Multi-Market Income Trust       DWS Tax Free Trust
        Edge Fund, Inc.                DWS Municipal Income Trust          DWS Technology Fund
DWS Equity 500 Index Portfolio         DWS Municipal Trust                 DWS Value Builder Fund, Inc.
DWS Equity Partners Fund, Inc.         DWS Mutual Funds, Inc.              DWS Value Equity Trust
DWS Equity Trust                       DWS Portfolio Trust                 DWS Value Series, Inc.
DWS Global/International Fund,         DWS RREEF Real Esate Fund,          DWS Variable Series I
        Inc.                                   Inc.                        DWS Variable Series II
DWS Global Commodities Stock           DWS RREEF Real Estate Fund II,      Investors Cash Trust
        Fund, Inc.                             Inc.                        Tax-Exempt California Money
DWS Global High Income Fund, Inc.      DWS RREEF World Real Estate &               Market Fund
DWS High Income Series                         Tactical Fund, Inc.         The Central Europe & Russia
DWS High Income Trust                  DWS Securities Trust                        Fund, Inc.
DWS Income Trust                       DWS State Tax Free Trust            The European Equity Fund, Inc.
                                       DWS State Tax-Free Income           The New Germany Fund, Inc.
                                               Series
                                       DWS Strategic Income Trust


                                 (each a "Fund")

                                Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the following person, whose signature appears below, does hereby constitute and appoint John Millette, Thomas Connors and Caroline Pearson, and each of them, severally, with full powers of substitution, his true and lawful attorney and agent to execute in his name, place and stead (in such capacity) any and all amendments to enable the Fund to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as President of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

SIGNATURE                     TITLE                         DATE
---------                     -----                         ----
                              President                     September 25, 2008
/s/Michael G. Clark
--------------------
Michael G. Clark

                                 DWS FUNDS BOARD
                                 ---------------

                     CERTIFICATE OF THE ASSISTANT SECRETARY

          I, Caroline Pearson, do hereby certify as follows:

1. That I am the duly elected Assistant Secretary of the Funds listed on the attached Appendix A, (each a "Fund," and each Fund's underlying portfolios, if applicable, a "Series");

2. I further certify that the following is a complete and correct copy of resolutions adopted by the members of the Board of Directors/Trustees of the Funds at meetings duly called, convened and held on September 19, 2008, at which a quorum was present and acting throughout, and that such resolutions have not been amended and are in full force and effect:


                  WHEREAS, the President of the Fund, Michael Clark, desires to execute a Power of Attorney and thereby delegate legal authority to the below-designated individuals to sign Registration Statements, including any amendments, on his behalf:

                  NOW THEREFORE BE IT:

                  RESOLVED, that the following individuals be, and they hereby are, and each of them hereby is, given a Power of Attorney in substantially the form presented to this meeting, with such changes as the officers, with the advice of counsel, shall recommend, to sign the Fund's Registration Statements, including any amendments:

                  Thomas Connors
                  John Millette
                  Caroline Pearson; and

                  FURTHER RESOLVED, that any Registration Statement signed pursuant to such Power of Attorney shall comply with Rule 483
                  (b) of the Securities Act of 1933 as amended, including, but not limited to the inclusion of: (1) a copy of the authorizing Power of Attorney; and (2) a certified copy of the resolutions of the Board authorizing such delegation as Exhibits thereto.

IN WITNESS WHEREOF, I hereunto set my hand this twenty-fourth day of September, 2008.


                                                 /s/Caroline Pearson
                                                 -------------------
                                                 Caroline Pearson
                                                 Assistant Secretary

                                   APPENDIX A

CASH ACCOUNT TRUST, and its series:
Government & Agency Securities Portfolio
Money Market Portfolio
Tax-Exempt Portfolio

CASH MANAGEMENT PORTFOLIO

CASH RESERVE FUND, INC., and its series:
Prime Series

DWS ADVISOR FUNDS, and its series:
DWS Core Fixed Income Fund
DWS High Income Plus Fund
DWS International Select Equity Fund
DWS Lifecycle Long Range Fund
DWS Micro Cap Fund
DWS Mid Cap Growth Fund
DWS RREEF Real Estate Securities Fund
DWS RREEF Global Real Estate Securities Fund
DWS Short Duration Fund
DWS Short Duration Plus Fund
DWS Short-Term Municipal Bond Fund
DWS Small Cap Growth Fund
NY Tax Free Money Fund
Tax Free Money Fund Investment

DWS BALANCED FUND

DWS BLUE CHIP FUND

DWS COMMUNICATIONS FUND, INC.

DWS DREMAN VALUE INCOME EDGE FUND, INC.

DWS EQUITY 500 INDEX PORTFOLIO

DWS EQUITY PARTNERS FUND, INC.

DWS EQUITY TRUST, and its series:
DWS Alternative Asset Allocation Plus Fund
DWS Core Plus Allocation Fund
DWS Disciplined Long/Short Growth Fund
DWS Disciplined Long/Short Value Fund
DWS Disciplined Market Neutral Fund

DWS GLOBAL COMMODITIES STOCK FUND, INC.

DWS GLOBAL/INTERNATIONAL FUND, INC., and its series:
DWS Emerging Markets Fixed Income Fund
DWS Global Bond Fund
DWS Global Opportunities Fund
DWS Global Thematic Fund
DWS RREEF Global Infrastructure Fund

DWS GLOBAL HIGH INCOME FUND, INC.

DWS HIGH INCOME SERIES
DWS High Income Fund

DWS HIGH INCOME TRUST

DWS INCOME TRUST, and its series:
DWS GNMA Fund

DWS INSTITUTIONAL FUNDS, and its series:
Cash Management Fund Institutional
Cash Reserves Fund Institutional
Daily Assets Fund Institutional
DWS Commodity Securities Fund
DWS EAFE Equity Index Fund
DWS Equity 500 Index Fund
DWS Inflation Protected Plus Fund
DWS U.S. Bond Index Fund

DWS INTERNATIONAL FUND, INC. , and its series:
DWS Emerging Markets Equity Fund
DWS Europe Equity Fund
DWS International Fund
DWS International Value Opportunities Fund
DWS Latin America Equity Fund

DWS INVESTMENT TRUST, and its series:
DWS Capital Growth Fund
DWS Growth & Income Fund
DWS Large Company Growth Fund
DWS S&P 500 Index Fund
DWS Small Cap Core Fund

DWS INVESTMENTS VIT TRUST, and its series:
DWS Equity 500 Index VIP
DWS Small Cap Index VIP

DWS INVESTORS FUNDS, INC., and its series:
DWS Japan Equity Fund

DWS MONEY FUNDS, and its series:
DWS Money Market Prime Series

DWS MONEY MARKET TRUST, and its series
DWS Money Market Series

DWS MULTI-MARKET INCOME TRUST

DWS MUNICIPAL INCOME TRUST

DWS MUNICIPAL TRUST, and its series:
DWS Strategic High Yield Tax-Free Fund
DWS Managed Municipal Bond Fund

DWS MUTUAL FUNDS, INC., and its series:
DWS Gold & Precious Metals Fund

DWS PORTFOLIO TRUST, and its series:
DWS Core Plus Income Fund
DWS Floating Rate Plus Fund

DWS RREEF REAL ESTATE FUND, INC.

DWS RREEF REAL ESTATE FUND II, INC.

DWS RREEF WORLD REAL ESTATE & TACTICAL STRATEGIES FUND, INC.

DWS SECURITIES TRUST, and its series:
DWS Climate Change Fund
DWS Health Care Fund

DWS STATE TAX-FREE INCOME SERIES, and its series:
DWS California Tax-Free Income Fund
DWS New York Tax-Free Income Fund

DWS STATE TAX FREE TRUST, and its series:
DWS Massachusetts Tax-Free Fund

DWS STRATEGIC GOVERNMENT SECURITIES FUND

DWS STRATEGIC INCOME TRUST

DWS STRATEGIC INCOME FUND

DWS STRATEGIC MUNICIPAL INCOME TRUST

DWS TARGET DATE SERIES, and its series:
DWS LifeCompass Retirement Fund
DWS LifeCompass 2015 Fund
DWS LifeCompass 2020 Fund
DWS LifeCompass 2030 Fund
DWS LifeCompass 2040 Fund

DWS TARGET FUND, and its series:
DWS Target 2010 Fund
DWS Target 2011 Fund
DWS Target 2012 Fund
DWS Target 2013 Fund
DWS Target 2014 Fund
DWS LifeCompass Income Fund
DWS LifeCompass Protect Fund

DWS TAX FREE TRUST, and its series
DWS Intermediate Tax/AMT Free Fund

DWS TECHNOLOGY FUND

DWS VALUE BUILDER FUND, INC.


DWS VALUE EQUITY TRUST, and its series:
DWS Enhanced S&P 500 Index Fund
DWS Equity Income Fund

DWS VALUE SERIES, INC. and its series:
DWS Dreman Concentrated Value Fund
DWS Dreman High Return Equity Fund
DWS Dreman Mid Cap Value Fund
DWS Dreman Small Cap Value Fund
DWS Large Cap Value Fund

DWS VARIABLE SERIES I, and its series
DWS Bond VIP
DWS Capital Growth VIP
DWS Global Opportunities VIP
DWS Growth & Income VIP
DWS Health Care VIP
DWS International VIP

DWS VARIABLE SERIES II, and its series
DWS Balanced VIP
DWS Blue Chip VIP
DWS Conservative Allocation VIP
DWS Core Fixed Income VIP
DWS Davis Venture Value VIP
DWS Dreman High Return Equity VIP
DWS Dreman Small Mid Cap Value VIP
DWS Global Thematic VIP
DWS Government & Agency Securities VIP
DWS Growth Allocation VIP
DWS High Income VIP
DWS International Select Equity VIP
DWS Janus Growth & Income VIP
DWS Large Cap Value VIP
DWS Mid Cap Growth VIP
DWS Moderate Allocation VIP
DWS Money Market VIP
DWS Small Cap Growth VIP
DWS Strategic Income VIP
DWS Technology VIP
DWS Turner Mid Cap Growth VIP

INVESTORS CASH TRUST, and its series:
Treasury Portfolio

TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

                        DWS STATE TAX-FREE INCOME SERIES

                                Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the following persons, whose signatures appear below, do hereby constitute and appoint Thomas Connors, John Millette and Caroline Pearson, and each of them, severally, or if more than one acts, a majority of them, their true and lawful attorney and agent to execute in their name, place and stead (in such capacity) any and all amendments to enable DWS STATE TAX-FREE INCOME SERIES (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

---------------------------------------------------------- ----------------------------- -----------------------------------
SIGNATURES                                                 TITLE                         DATE
---------------------------------------------------------- ----------------------------- -----------------------------------
/s/John W. Ballantine
-----------------------------
John W. Ballantine                                         Trustee                       April 1, 2008
---------------------------------------------------------- ----------------------------- -----------------------------------

/s/Henry P. Becton, Jr.
-----------------------------
Henry P. Becton, Jr.                                       Trustee                       April 1, 2008
---------------------------------------------------------- ----------------------------- -----------------------------------

/s/Dawn-Marie Driscoll
-----------------------------
Dawn-Marie Driscoll                                        Trustee                       April 1, 2008
---------------------------------------------------------- ----------------------------- -----------------------------------

/s/Keith R. Fox
-----------------------------
Keith R. Fox                                               Trustee                       April 1, 2008
---------------------------------------------------------- ----------------------------- -----------------------------------

/s/Paul K. Freeman
-----------------------------
Paul K. Freeman                                            Trustee                       April 1, 2008
---------------------------------------------------------- ----------------------------- -----------------------------------

/s/Kenneth C. Froewiss
-----------------------------
Kenneth C. Froewiss                                        Trustee                       April 1, 2008
---------------------------------------------------------- ----------------------------- -----------------------------------

/s/Richard J. Herring
-----------------------------
Richard J. Herring                                         Trustee                       April 1, 2008
---------------------------------------------------------- ----------------------------- -----------------------------------

/s/William McClayton
-----------------------------
William McClayton                                          Trustee                       April 1, 2008
---------------------------------------------------------- ----------------------------- -----------------------------------

/s/Rebecca W. Rimel
-----------------------------
Rebecca W. Rimel                                           Trustee                       April 1, 2008
---------------------------------------------------------- ----------------------------- -----------------------------------

/s/William N. Searcy, Jr.
-----------------------------
William N. Searcy, Jr.                                     Trustee                       April 1, 2008
---------------------------------------------------------- ----------------------------- -----------------------------------

/s/Jean Gleason Stromberg
-----------------------------
Jean Gleason Stromberg                                     Trustee                       April 1, 2008
---------------------------------------------------------- ----------------------------- -----------------------------------

/s/Robert H. Wadsworth
-----------------------------
Robert H. Wadsworth                                        Trustee                       April 1, 2008
---------------------------------------------------------- ----------------------------- -----------------------------------

/s/Axel Schwarzer
-----------------------------
Axel Schwarzer                                             Trustee                       April 1, 2008
---------------------------------------------------------- ----------------------------- -----------------------------------

                                                                File No. 2-81549
                                                              File No. 811-03657


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 45

                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 45

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                        DWS STATE TAX-FREE INCOME SERIES

                        DWS STATE TAX-FREE INCOME SERIES

                                  EXHIBIT INDEX

                                       (a)
                                       (b)
                                       (d)
                                     (g)(1)
                                     (g)(2)
                                     (h)(4)
                                     (h)(5)
                                     (h)(6)
                                     (h)(7)
                                       (j)
                                     (p)(1)




                                       12